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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/10

Item 1 — Reports to Shareholders

2010 SEMIANNUAL REPORT

Janus Asset Allocation Fund

Janus Dynamic Allocation Fund
(formerly named Janus Modular Portfolio Construction® Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687). You can also visit janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus and to share some good news. Brent Lynn, portfolio manager of Janus Overseas Fund, was recently named Morningstar’s International Stock-Fund Manager of the Year. Please join us in congratulating Brent and the entire investment team on this prestigious honor. Brent is the first to say that this is a collective, rather than an individual honor, and we are proud that Janus’ fundamental research approach has been recognized as it continues to be the driving force behind the investment process of all our products.

Opportunities in the Recovery

As we head into 2011, the big surprise for the year could be that the recovery looks more and more normal by the day. Economic data points continue to impress, defying skeptics who predicted a slide back to recession. Recent clarity on taxes should facilitate greater investment and spending by companies, and the Federal Reserve (Fed) has indicated that it intends to continue stimulating the economy through monetary policy. While unemployment remains high, job creation will follow if companies continue to show strong profitability and see growth on the horizon, which we expect to happen. Overall, the recovery appears to be gaining momentum.

One reason we’re more bullish is that fiscal and monetary policies are working together to fuel economic growth. The extension of the Bush tax package for two years will add an estimated one percentage point to growth in 2011. Economists and politicians may debate the fiscal responsibility of the package, but along with the improved transparency on taxes, the near-term effect is likely to be an increase in spending and confidence. At the same time, the Fed has signaled that it intends to continue stimulating the economy through additional “quantitative easing” as well as reinvesting coupon and principal payments in the Fed’s current portfolio. All told, we believe these steps will help the healing process now underway.

Naturally, our optimism comes with caveats. Recent data on home prices have been disappointing and we continue to view a potential downturn in housing as the biggest risk for the U.S. economy. We are also concerned about sovereign debt issues in Europe and budgetary challenges to state and local governments in the U.S. Eventually, self-sustaining growth will be necessary to facilitate robust job creation.

Equities Remain Attractive

We think U.S. equities will outperform in 2011. Stimulus measures are working through the system and should provide further support. Ideally, we’ll see a “Goldilocks” scenario: the U.S. economy will get a short-term boost from the stimulus and increased credibility on the international stage if Washington finally tackles the deficit.

Despite the rally late in the period, equity valuations remain moderate by historical standards. Companies have emerged from the recession with pristine balance sheets and net margins of 12.3%, as of the fourth quarter of 2010, close to the highest level in more than 25 years for large firms. Another positive indicator for stocks is an increase in mergers-and-acquisitions activity – evidence that companies are starting to deploy their cash.

With the outlook improving, we think that economically sensitive sectors could outperform. Consumer discretionary, energy, technology and industrials may do well if economic indicators continue to gain strength. Increasing clarity on regulations may help health care and financial services. As rules become more clearly defined, these sectors could regain some market leadership.

Going forward, fundamentals should matter more as the market increasingly differentiates companies based on their balance sheets, growth rates and competitive advantages. We believe this will create a better environment for active managers to add value through stock selection.

Higher Yields and Opportunities in Fixed Income

Bonds had a difficult fourth quarter as yields rose sharply and some of the risk aversion bid into the Treasury market receded. Fiscal and monetary policies will be a headwind for the bond market over the next few years. At the same time, we think the rise in yields is justified as economic data have come in better than expected. In our opinion,

Janus Asset Allocation Fund | 1

Continued

bonds remain attractive when evaluated on real returns (yield minus inflation).

The media continues to discuss “bursting bubbles,” and the more this gets overplayed the greater the opportunities for investors. Higher yields and steeper curves make fixed income more attractive in a low inflationary environment. In this context, we continue to favor corporate debt securities as we believe the health and profitability of corporations are improving. The new wave of financial conservatism in corporations is a welcome sign. We think it represents a new mindset for management that will result in more disciplined investment. More conservative capital structures should lead to higher bond prices.

In this volatile climate, similar to selection of individual equities, individual security selection holds the key to higher risk-adjusted returns. We believe that the construct of the indices does not reflect a proper risk appetite for most investors, in our view, forcing investors to hold debt securities that are not fundamentally improving, thus presenting greater downside risk. We believe an active approach with a focus on fundamental company analysis will yield higher risk-adjusted return with better downside protection long term.

Looking Ahead

Investors should be paying keen attention to the strength of the recovery in the United States, as well as pressures in the global economy. Strong Asian and emerging market growth is fueling inflation in certain regions and forcing central banks to raise rates. Developed nations, meanwhile, are continuing to aggressively pursue loose monetary and fiscal policies. In this environment, investors need to focus more than ever on balance in their portfolios, taking in to account current valuations and expected returns. The global recovery is well underway and this will present new opportunities in the markets as well as new challenges. As always, we will work hard to find the most promising investment opportunities for our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | DECEMBER 31, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/info. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Visit janus.com/advisor for current month-end performance.

Award based on Class T Shares. Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based on Morningstar’s proprietary research and in-depth evaluation by its fund analysts.

The opinions are those of the authors as of December 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (2/11)

Janus Asset Allocation Fund | 3

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2010

Janus Dynamic Allocation Fund (unaudited)

Fund Snapshot
We believe that dynamic asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by first isolating the drivers of risk and return to identify assets as core, alpha and alternative, then allocating among these assets using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus Dynamic Allocation Fund’s Class I Shares returned 15.41% for the six-month period ended December 31, 2010. This compares to a return of 24.46% for the Russell 3000 Index, the Fund’s primary benchmark, during the same period. These results compare to a 18.57% return by its secondary benchmark, the Dynamic Allocation Composite Index, a hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the MSCI All Country World ex-U.S. Index (25%).

Market Review

World equity markets posted a strong second-half of 2010 and finished near their highest levels since July 2008. Worries over how deep spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. helped markets start off on a negative note. Mixed economic data led to a range-bound market until August, when improving economic data began lifting markets, a trend that would continue through year-end. Stimulus efforts in Japan and the U.S., strong manufacturing data in China, the U.S. and India helped offset a re-emergence of sovereign debt concerns in Europe and tightening measures in China near period end. Emerging markets, led by Russia, outperformed developed markets, which were held back due to modest gains in Japan. In terms of sectors, materials and energy were top performers, while health care and utilities lagged. Commodities also posted strong gains, led by palladium and sugar; natural gas, which declined, was a notable exception. The dollar was weaker relative to most major currencies.

In the U.S. fixed income market, the investment climate during the last half for 2010 can be described as one of extremes as investors continued to fret over the current easy-money environment potentially ending in inflation while keeping a worried eye on a stubbornly high unemployment rate and a weak housing market in the U.S. Add improving economic data (most notably in consumer-related areas), a steadily deteriorating European banking crises and geopolitical events on the Korean peninsula and you had a true tug-of-war between fear and greed in the market for much of the year. Contributing to rate volatility was the Federal Reserve’s (Fed) implementation of its roughly $600 billion quantitative easing (QE2) program late in the period and the extension of Bush-era tax cuts. While long-term interest rates backed up during the period, most major fixed income segments held onto positive returns.

Investment Process

Janus Dynamic Allocation Fund is structured as a proprietary fund-of-funds, which means we have the ability to select from Janus, INTECH and Perkins funds currently available to shareholders. When we want exposure to an asset class not represented by any of these managers, we are free to invest outside our corporate umbrella, as we have done this period in the case of our commodities and foreign currency strategy investments. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Our choice of investments is driven not only by an evaluation of the quality and sustainability of fund performance, but also by our characterization of each underlying strategy as CORE, ALPHA or ALTS (Alternative). While we employ very specific quantitative and qualitative criteria for inclusion in each of these “modules,” they can be simplified this way:

•	CORE strategies are stock and bond portfolios – both international and domestic – that seek to provide market-like exposure to the segments of the market in which each manager specializes.

•	ALPHA strategies are those that seek market-beating performance more or less independent of investment style or asset class.

Janus Asset Allocation Fund | 5

Janus Dynamic Allocation Fund (unaudited)

•	ALTS strategies march to their own beat and seek to diversify some of the risks assumed by investing in CORE and ALPHA strategies.

Once we’ve defined our investable universe and parsed it into these three categories, we then employ techniques such as mean-variance optimization (as well as a measured dose of qualitative judgment) to assemble each module independently. For example, in the CORE module, we mix and match the eligible CORE funds into a portfolio that best mimics what we believe represents “the market” to a modern investor. Next, we look across the roster of available ALPHA strategies to assemble a portfolio that gives us what we believe will be the greatest return in exchange for the least amount of risk. Finally, we assemble a portfolio of ALTS assets that we believe will have the lowest possible correlation with the first two modules in an effort to diversify away some of the risks inherent in investing in the other two.

Once the three individual modules are built, we attempt to combine them in a way designed to take advantage of both the benefits of asset class diversification and the current market environment. We do this not by allocating tactically among the modules, or by investing a set percentage of Fund assets in each asset class and then periodically rebalancing back toward those targets, but instead by allocating assets on the basis of how much risk we believe shareholders can bear. When we think risky assets are performing well, we systematically allocate more to the ALPHA module; when we think they are performing poorly, we systematically allocate a greater percentage to CORE.

Portfolio Review

We think the best way to navigate the current macroeconomic environment is to maintain exposure across a broad range of asset classes while remaining disciplined in the allocation process. With that said, we continued to make the portfolio incrementally more aggressive by increasing our ALPHA category while decreasing our CORE category. The net effect was to reduce our net income exposure marginally and to increase our more aggressive holdings (Janus Overseas Fund, Janus Global Select Fund, Janus Contrarian Fund and Janus Forty Fund) at the expense of more sedate equity strategies. We also decided to reduce the interest rate sensitivity of the portfolio given our concern about a further backup in rates; we increased our weighting in Janus Short-Term Bond Fund, reduced exposure to Janus Flexible Bond Fund and increased our weighting in the ALTS (Alternatives) category. Among other changes, we added the new Janus Global Bond Fund due to our desire for more consistent exposure to non-U.S. bonds, which have grown in importance among asset classes. Finally, we sold the Goldman Sachs Absolute Return Tracker Fund to invest in Janus Long/Short Fund.

Given the strong equity market performance during the period, the Fund’s underperformance relative to its primary benchmark was largely driven by the Fund’s roughly 25.5% fixed income weighting. Disappointingly, both our ALPHA and CORE categories failed to keep pace in the period; CORE lagged our secondary benchmark, the Dynamic Allocation Composite Index, while ALPHA lagged our primary benchmark, the all-equity Russell 3000 Index. Meanwhile, our ALTS sleeve performed as expected and provided the diversification and reduced volatility characteristics we seek for the Fund.

Our asset allocation through period end comprised of roughly 65.5% equity, 22% fixed income and 10% alternative investments consisting mostly of commodity-related exchange traded funds and Janus Global Real Estate Fund. In terms of our sleeves, CORE was roughly 46% of the Fund while the ALPHA and ALTS sleeves comprised of 41% and 10% respectively at period end. This is the most aggressive positioning we have had since the Fund’s inception. Part of the moves is a function of the dynamic rebalancing model we use to allocate between CORE and ALPHA, but we also believe the recovery is sustainable and have positioned the Fund accordingly. That said we haven’t gone “all-in.” For example, some of the incremental cash generated by reducing our interest rate exposure was invested in the ALTS sleeve rather than ALPHA. Along with our concerns over rising rates, we are also cognizant of inflation risks, which we try to hedge through our commodity exposure. We are hopeful these changes and a somewhat more muted market may serve the Fund well.

Thank you for investing in Janus Dynamic Allocation Fund.

6 | DECEMBER 31, 2010

(unaudited)

Janus Dynamic Allocation Fund
(% of Net Assets)

Core
INTECH Risk-Managed Growth Fund – Class I Shares	2.3%
INTECH Risk-Managed International Fund – Class I Shares	2.2%
INTECH Risk-Managed Value Fund – Class I Shares	2.4%
Janus Flexible Bond Fund – Class I Shares	13.2%
Janus Global Bond Fund – Class I Shares	2.1%
Janus High-Yield Fund – Class I Shares	3.0%
Janus International Equity Fund – Class I Shares	7.2%
Janus Research Core Fund – Class I Shares	0.6%
Janus Research Fund – Class I Shares	0.9%
Janus Short-Term Bond Fund – Class I Shares	3.0%
Janus Triton Fund – Class I Shares	2.9%
Perkins Large Cap Value Fund – Class I Shares	0.7%
Perkins Mid Cap Value Fund – Class I Shares	2.2%
Perkins Small Cap Value Fund – Class I Shares	1.2%
Alpha
Janus Contrarian Fund – Class I Shares	10.6%
Janus Forty Fund – Class I Shares	10.3%
Janus Global Life Sciences Fund – Class I Shares	3.7%
Janus Global Select Fund – Class I Shares	7.4%
Janus Overseas Fund – Class I Shares	10.6%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	5.0%
Janus Global Real Estate Fund – Class I Shares	1.9%
Janus Long/Short Fund – Class I Shares	1.3%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	2.5%

Janus Dynamic Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Janus Asset Allocation Fund | 7

Janus Dynamic Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010				Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Dynamic Allocation Fund – Class A Shares

NAV	15.29%	11.53%	3.60%	2.18%	1.31%

MOP	8.67%	5.12%	0.99%

Janus Dynamic Allocation Fund – Class C Shares

NAV	14.91%	10.66%	3.02%	2.89%	2.06%

CDSC	13.80%	9.59%	3.02%

Janus Dynamic Allocation Fund – Class I Shares	15.41%	11.54%	3.74%	1.96%	1.06%

Janus Dynamic Allocation Fund – Class S Shares	15.14%	11.02%	3.40%	2.52%	1.56%

Janus Dynamic Allocation Fund – Class T Shares	15.24%	11.48%	3.63%	1.73%	1.31%

Russell 3000® Index	24.46%	16.93%	2.44%

Dynamic Allocation Composite Index	18.57%	13.34%	4.31%

Lipper Quartile – Class I Shares	–	3rd	3rd

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	400/558	277/524

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2010

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Modular Portfolio Construction® Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 15, 2010, Janus Modular Portfolio Construction® Fund changed its name to Janus Dynamic Allocation Fund.

*	The predecessor Fund’s inception date – September 3, 2008

Janus Asset Allocation Fund | 9

Janus Dynamic Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,152.90	$3.26

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,149.10	$7.15

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,154.10	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,152.50	$3.80

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,152.40	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

†	Expenses are equal to the annualized expense ratio of 0.60% for Class A Shares, 1.32% for Class C Shares, 0.48% for Class I Shares, 0.70% for Class S Shares and 0.74% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

10 | DECEMBER 31, 2010

Janus Dynamic Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Exchange – Traded Funds – 7.5%
Commodity – 5.0%
12,111	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$412,962
Currency – 2.5%
8,250	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	209,310

Total Exchange – Traded Funds (cost $583,562)		622,272

Mutual Funds(1) – 89.7%
Equity Funds – 68.4%
14,930	INTECH Risk-Managed Growth Fund – Class I Shares	191,554
24,005	INTECH Risk-Managed International Fund – Class I Shares	184,360
21,370	INTECH Risk-Managed Value Fund – Class I Shares	201,948
60,499	Janus Contrarian Fund – Class I Shares	884,496
25,217	Janus Forty Fund – Class I Shares	856,613
13,327	Janus Global Life Sciences Fund – Class I Shares	309,596
17,097	Janus Global Real Estate Fund – Class I Shares	161,392
52,215	Janus Global Select Fund – Class I Shares	620,314
52,535	Janus International Equity Fund – Class I Shares	598,372
10,327	Janus Long/Short Fund – Class I Shares	106,989
17,440	Janus Overseas Fund – Class I Shares	884,368
2,175	Janus Research Core Fund – Class I Shares	45,834
2,572	Janus Research Fund – Class I Shares	75,675
14,801	Janus Triton Fund – Class I Shares	243,913
4,400	Perkins Large Cap Value Fund – Class I Shares	59,224
8,172	Perkins Mid Cap Value Fund – Class I Shares	184,436
4,028	Perkins Small Cap Value Fund – Class I Shares	96,805
		5,705,889
Fixed-Income Funds – 21.3%
105,506	Janus Flexible Bond Fund – Class I Shares	1,098,320
17,927	Janus Global Bond Fund – Class I Shares	179,274
27,102	Janus High-Yield Fund – Class I Shares	246,627
81,226	Janus Short-Term Bond Fund – Class I Shares	250,175
		1,774,396

Total Mutual Funds (cost $6,245,473)		7,480,285

Money Market – 3.2%
266,847	Janus Cash Liquidity Fund LLC, 0% (cost $266,847)	266,847

Total Investments (total cost $7,095,882) – 100.4%		8,369,404

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(32,389)

Net Assets – 100%		$8,337,015

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Assets and Liabilities

As of December 31, 2010 (unaudited)	Janus Dynamic
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Assets:
Investments at cost	$7,096
Unaffiliated investments at value	$622
Affiliated investments at value	7,747
Cash	–
Receivables:
Fund shares sold	1
Dividends	7
Due from adviser	7
Non-interested Trustees’ deferred compensation	–
Other assets	7
Total Assets	8,391
Liabilities:
Payables:
Investments purchased	7
Fund shares repurchased	4
Dividends	–
Advisory fees	–
Administrative services fees	–
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	39
Total Liabilities	54
Net Assets	$8,337
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,136
Undistributed net investment income*	29
Undistributed net realized loss from investment and foreign currency transactions*	(102)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,274
Total Net Assets	$8,337
Net Assets - Class A Shares	$3,421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	335
Net Asset Value Per Share(2)	$10.20
Maximum Offering Price Per Share(3)	$10.82
Net Assets - Class C Shares	$2,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	294
Net Asset Value Per Share(2)	$10.13
Net Assets - Class I Shares	$1,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135
Net Asset Value Per Share	$10.23
Net Assets - Class S Shares	$342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34
Net Asset Value Per Share	$10.19
Net Assets - Class T Shares	$217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21
Net Asset Value Per Share	$10.20

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statement of Operations

For the six-month period ended December 31, 2010 (unaudited)	Janus Dynamic
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Dividends from affiliates	$136
Total Investment Income	136
Expenses:
Advisory fees	3
Shareholder reports expense	15
Transfer agent fees and expenses	1
Registration fees	–
Custodian fees	2
Professional fees	26
Non-interested Trustees’ fees and expenses	–
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	–
Distribution fees and shareholder servicing fees - Class A Shares	4
Distribution fees and shareholder servicing fees - Class C Shares	13
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	2
Administrative, networking and omnibus fees - Class I Shares	1
Other expenses	–
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	68
Expense and Fee Offset	–
Net Expenses	68
Less: Excess Expense Reimbursement	(36)
Net Expenses after Expense Reimbursement	32
Net Investment Income	104
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	94
Capital gain distributions from Underlying Funds	1
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	869
Net Gain on Investments	964
Net Increase in Net Assets Resulting from Operations	$1,068

(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Statements of Changes in Net Assets

For the six-month period ended December 31, 2010 (unaudited), the eleven-month fiscal period	Janus Dynamic
ended June 30, 2010 and the fiscal period ended July 31, 2009	Allocation Fund(1)
(all numbers in thousands)	2010	2010(2)	2009(3)

Operations:
Net investment income	$104	$54	$56
Net realized gain/(loss) from investment and foreign currency transactions(4)	94	174	(192)
Capital gain distribution from Underlying Funds	1	2	33
Net realized gain from swap contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	869	41	364
Net Increase in Net Assets Resulting from Operations	1,068	271	261
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(49)	(31)	(3)
Class C Shares	(23)	(23)	(6)
Class I Shares	(20)	(14)	(3)
Class S Shares	(4)	(3)	(2)
Class T Shares	(3)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(83)	(6)	–
Class C Shares	(73)	(4)	–
Class I Shares	(33)	(2)	–
Class S Shares	(8)	(1)	–
Class T Shares	(5)	–	–
Net Decrease from Dividends and Distributions	(301)	(84)	(14)
Capital Share Transactions:
Shares Sold
Class A Shares	183	1,786	1,670
Class C Shares	529	1,719	1,190
Class I Shares	174	1,479	740
Class S Shares	22	87	494
Class T Shares	180	56	1
Reinvested Dividends and Distributions
Class A Shares	129	37	3
Class C Shares	88	26	6
Class I Shares	53	16	3
Class S Shares	12	3	2
Class T Shares	8	–	–
Shares Repurchased
Class A Shares	(280)	(574)	(28)
Class C Shares	(326)	(636)	(22)
Class I Shares	(362)	(960)	(3)
Class S Shares	(18)	(283)	(40)
Class T Shares	(12)	(16)	–
Net Increase from Capital Share Transactions	380	2,740	4,016
Net Increase in Net Assets	1,147	2,927	4,263
Net Assets:
Beginning of period	7,190	4,263	–
End of period	$8,337	$7,190	$4,263

Undistributed Net Investment Income*	$29	$24	$42

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.
See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Janus Dynamic Allocation Fund(1)
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	.15	.07	.15
Net gain/(loss) on investments (both realized and unrealized)	1.26	.49	(1.31)
Total from Investment Operations	1.41	.56	(1.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions and Other	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$10.20	$9.20	$8.76
Total Return**	15.29%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$3,421	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$3,279	$2,956	$488
Ratio of Gross Expenses to Average Net Assets***(4)	0.60%	0.45%	0.62%
Ratio of Net Expenses to Average Net Assets***(4)	0.60%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.92%	1.13%	3.35%
Portfolio Turnover Rate***	52%	51%	78%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Janus Dynamic Allocation Fund(1)
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income	.10	(.01)	.19
Net gain/(loss) on investments (both realized and unrealized)	1.26	.50	(1.37)
Total from Investment Operations	1.36	.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.08)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions and Other	(.34)	(.12)	(.08)
Net Asset Value, End of Period	$10.13	$9.11	$8.74
Total Return**	14.91%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$2,975	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,555	$2,168	$684
Ratio of Gross Expenses to Average Net Assets***(4)	1.32%	1.22%	0.48%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.32%	1.21%	0.48%(5)
Ratio of Net Investment Income to Average Net Assets***	2.23%	0.34%	3.37%
Portfolio Turnover Rate***	52%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.46% and 1.45%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Janus Dynamic Allocation Fund(1)
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	.16	.05	.19
Net gain/(loss) on investments (both realized and unrealized)	1.26	.50	(1.32)
Total from Investment Operations	1.42	.55	(1.13)
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions and Other	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$10.23	$9.22	$8.79
Total Return**	15.41%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$1,382	$1,371	$782
Average Net Assets for the Period (in thousands)	$1,374	$1,332	$382
Ratio of Gross Expenses to Average Net Assets***(4)	0.48%	0.46%	0.46%
Ratio of Net Expenses to Average Net Assets***(4)	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	2.88%	1.12%	3.57%
Portfolio Turnover Rate***	52%	51%	78%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Janus Dynamic Allocation Fund(1)
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	.13	.15	.19
Net gain/(loss) on investments (both realized and unrealized)	1.27	.39	(1.36)
Total from Investment Operations	1.40	.54	(1.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions and Other	(.38)	(.12)	(.08)
Net Asset Value, End of Period	$10.19	$9.17	$8.75
Total Return**	15.25%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$342	$292	$458
Average Net Assets for the Period (in thousands)	$323	$355	$274
Ratio of Gross Expenses to Average Net Assets***(4)	0.70%	0.75%	0.72%
Ratio of Net Expenses to Average Net Assets***(4)	0.70%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	2.78%	0.79%	3.09%
Portfolio Turnover Rate***	52%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Janus Dynamic Allocation Fund(1)
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	.13	.09	.01
Net gain on investments (both realized and unrealized)	1.28	.46	.52
Total from Investment Operations	1.41	.55	.53
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.10)	–
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions and Other	(.42)	(.12)	–
Net Asset Value, End of Period	$10.20	$9.21	$8.78
Total Return**	15.24%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$217	$39	$1
Average Net Assets for the Period (in thousands)	$105	$27	$1
Ratio of Gross Expenses to Average Net Assets***(4)	0.74%	0.47%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)	0.74%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	4.88%	0.97%	1.56%
Portfolio Turnover Rate***	52%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 17

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Dynamic Allocation Composite Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. IndexSM (25%).

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

ETF	Exchange-Traded Fund

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Dynamic Allocation Fund(1)
Exchange-Traded Funds	$622,272	$–	$–
Mutual Funds
Equity Funds	–	5,705,889	–
Fixed-Income Funds	–	1,774,396	–
Money Market	–	266,847	–
Total Investments in Securities	$622,272	$7,747,132	$–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

18 | DECEMBER 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Dynamic Allocation Fund (formerly named Janus Modular Portfolio Construction® Fund) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended December 31, 2010. The Trust offers forty funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 60%-90% stocks, 15%-30% bonds and money market instruments and 5-15% alternative investments for the Fund. A brief description of each of the underlying funds that the Fund may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

Janus Asset Allocation Fund | 19

Notes to Financial Statements (unaudited) (continued)

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Index, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50

20 | DECEMBER 31, 2010

domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size. Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose

Janus Asset Allocation Fund | 21

Notes to Financial Statements (unaudited) (continued)

capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS GLOBAL VALUE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed

22 | DECEMBER 31, 2010

securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds (“ETFs”). The fund may also invest in floating rate loans, buy backs or dollar rolls, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks long-term capital appreciation with an emphasis on absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange

Janus Asset Allocation Fund | 23

Notes to Financial Statements (unaudited) (continued)

(U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

24 | DECEMBER 31, 2010

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts

Janus Asset Allocation Fund | 25

Notes to Financial Statements (unaudited) (continued)

(ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective December 31, 2010. This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

26 | DECEMBER 31, 2010

Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s and underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Asset Allocation Fund | 27

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund and underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the Fund and underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund and underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund and underlying funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fund or underlying funds are fully collateralized by other securities, which are denoted on the Fund’s or the underlying funds’ Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s or underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund and underlying funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Fund and underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund or an underlying fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s or the underlying fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund and underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund and underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund or underlying funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Fund or underlying funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund and underlying funds, except the Risk-Managed funds, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund and underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund or underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

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When an option is written, the Fund or underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund or underlying funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund or underlying funds could result in the Fund or underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the Fund or underlying funds.

The Fund or the underlying funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund or underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by having the counterparty post collateral to cover the Fund’s or underlying funds’ exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Fund or underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund or underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund or underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund or underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund or underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Fund and certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund and certain underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of the Fund’s and underlying funds’ net assets, when combined with all other illiquid investments of the Fund and underlying funds. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Fund and certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in

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Notes to Financial Statements (unaudited) (continued)

specified prices or rates for a specified amount of an underlying asset. The Fund and the underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Fund and underlying funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund or underlying funds. If the other party to a swap defaults, the Fund or underlying funds would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund or underlying funds utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund or underlying funds and reduce the Fund’s or underlying funds’ total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund or underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Fund or underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s or underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by posting of collateral by the counterparty to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Fund or underlying funds are normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The underlying funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the underlying fund took a long position on a dividend index swap, the underlying fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s or underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by the posting of collateral to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivative and Hedging,” which require

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qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Fund during the period ended December 31, 2010.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

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Notes to Financial Statements (unaudited) (continued)

The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to

32 | DECEMBER 31, 2010

the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and

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Notes to Financial Statements (unaudited) (continued)

the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash

34 | DECEMBER 31, 2010

management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash collateral are included on the underlying fund’s Statements of Operations in its most recent annual or semiannual reports (if applicable).

The underlying funds did not have any securities on loan during the period.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will

Janus Asset Allocation Fund | 35

Notes to Financial Statements (unaudited) (continued)

be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Dynamic Allocation Fund(1)	All Asset Levels	0.07

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least November 1, 2011 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class S Shares and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Dynamic Allocation Fund(1)	0.45

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-

36 | DECEMBER 31, 2010

year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expires September 3, 2011. At the end of the period ended December 31, 2010, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2010.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $266,383 was paid by the Trust during the period ended December 31, 2010. The Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Dynamic Allocation Fund(1)	$1,013

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended December 31, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Dynamic Allocation Fund(1)	$152

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle

Janus Asset Allocation Fund | 37

Notes to Financial Statements (unaudited) (continued)

that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2010, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Janus Dynamic Allocation Fund(1)
INTECH Risk-Managed Growth Fund – Class I Shares	1,895	$22,993	(1,685)	$(18,805)	$721	$2,265	$191,554
INTECH Risk-Managed International Fund – Class I Shares	3,160	23,305	(2,756)	(19,736)	(210)	2,577	184,360
INTECH Risk-Managed Value Fund – Class I Shares	2,912	26,180	(5,999)	(54,031)	(494)	2,650	201,948
Janus Cash Liquidity Fund LLC	414,269	414,269	(400,960)	(400,960)	–	303	266,847
Janus Contrarian Fund – Class I Shares	12,090	173,689	(6,619)	(82,637)	8,488	3,252	884,496
Janus Flexible Bond Fund – Class I Shares	26,666	285,752	(95,000)	(996,766)	6,365	85,520	1,098,320
Janus Forty Fund – Class I Shares	4,461	146,550	(2,608)	(84,725)	(2,599)	–	856,613
Janus Global Bond Fund – Class I Shares	17,927	179,274	–	–	–	–	179,274
Janus Global Life Sciences Fund – Class I Shares	1,557	35,073	(2,540)	(51,427)	2,611	1,994	309,596
Janus Global Real Estate Fund – Class I Shares	8,334	77,649	(943)	(7,344)	1,118	1,997	161,392
Janus Global Select Fund – Class I Shares	16,568	187,122	(4,992)	(49,175)	4,532	7,053	620,314
Janus High-Yield Fund – Class I Shares	10,859	95,199	(2,568)	(21,311)	1,396	8,324	246,627
Janus International Equity Fund – Class I Shares	10,878	116,459	(5,533)	(55,861)	3,525	4,914	598,372
Janus Long/Short Fund – Class I Shares	10,464	109,990	(137)	(1,447)	(28)	–	106,989
Janus Overseas Fund – Class I Shares	2,467	120,883	(2,382)	(95,567)	14,558	2,218	884,368
Janus Research Core Fund – Class I Shares	377	7,358	(4,846)	(71,951)	20,933	416	45,834
Janus Research Fund – Class I Shares	254	6,998	(3,244)	(70,765)	10,173	476	75,675
Janus Short-Term Bond Fund – Class I Shares	81,226	249,363	–	–	–	79	250,175
Janus Triton Fund – Class I Shares	2,216	34,163	(5,833)	(69,852)	21,483	5,300	243,913
Perkins Large Cap Value Fund – Class I Shares	704	9,156	(580)	(7,758)	(438)	1,910	59,224
Perkins Mid Cap Value Fund – Class I Shares	1,300	27,322	(944)	(18,803)	695	1,604	184,436
Perkins Small Cap Value Fund – Class I Shares	4,267	94,675	(239)	(5,358)	86	2,782	96,805

		$2,443,422		$(2,184,279)	$92,915	$135,634	$7,747,132

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	12/31/10

Janus Dynamic Allocation Fund(1) - Class S Shares	$250,000	$–	–	$–	–	$250,000
Janus Dynamic Allocation Fund(1) - Class T Shares	11,000	–	–	–	–	11,000

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

38 | DECEMBER 31, 2010

securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Dynamic Allocation Fund(1)	$7,232,440	$1,138,546	$(1,582)	$1,136,964

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2010
(unaudited), the eleven-month fiscal period ended
June 30, 2010 and the fiscal period ended July 31, 2009

Janus
Dynamic Allocation Fund(1)

Class A Shares
2010	1.52%
2010(2)	1.57%
2009(3)	13.34%

Class C Shares
2010	2.35%
2010(2)	2.28%
2009(3)	13.46%

Class I Shares
2010	1.31%
2010(2)	1.35%
2009(3)	13.47%

Class S Shares
2010	1.59%
2010(2)	1.91%
2009(3)	16.43%

Class T Shares
2010	1.53%
2010(2)	1.12%
2009(4)	7.61%

(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Asset Allocation Fund | 39

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

For the six-month period ended December 31, 2010 (unaudited), the eleven-month fiscal period ended
June 30, 2010 and the fiscal period ended July 31, 2009	Janus Dynamic Allocation Fund(1)
(all numbers are in thousands)	2010	2010(2)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	17	190	201
Reinvested dividends and distributions	12	4	–
Shares repurchased	(27)	(59)	(3)
Net Increase/(Decrease) in Fund Shares	2	135	198
Shares Outstanding, Beginning of Period	333	198	–
Shares Outstanding, End of Period	335	333	198
Transactions in Fund Shares – Class C Shares:
Shares sold	52	182	149
Reinvested dividends and distributions	8	3	1
Shares repurchased	(33)	(65)	(3)
Net Increase/(Decrease) in Fund Shares	27	120	147
Shares Outstanding, Beginning of Period	267	147	–
Shares Outstanding, End of Period	294	267	147
Transactions in Fund Shares – Class I Shares:
Shares sold	18	157	89
Reinvested dividends and distributions	5	2	–
Shares repurchased	(37)	(99)	–
Net Increase/(Decrease) in Fund Shares	(14)	60	89
Shares Outstanding, Beginning of Period	149	89	–
Shares Outstanding, End of Period	135	149	89
Transactions in Fund Shares – Class S Shares:
Shares sold	2	9	57
Reinvested dividends and distributions	1	1	–
Shares repurchased	(1)	(30)	(5)
Net Increase/(Decrease) in Fund Shares	2	(20)	52
Shares Outstanding, Beginning of Period	32	52	–
Shares Outstanding, End of Period	34	32	52
Transactions in Fund Shares – Class T Shares:
Shares sold	17	6	122*
Reinvested dividends and distributions	1	–	–
Shares repurchased	(1)	(2)	–
Net Increase/(Decrease) in Fund Shares	17	4	122*
Shares Outstanding, Beginning of Period	4	–	–
Shares Outstanding, End of Period	21	4	122*

*	Shares are not in thousands.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.

40 | DECEMBER 31, 2010

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Dynamic Allocation Fund(1)	$2,123,025	$1,940,534	$–	$–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Fund’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Asset Allocation Fund | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of

42 | DECEMBER 31, 2010

their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

Janus Asset Allocation Fund | 43

Additional Information (unaudited) (continued)

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

44 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Asset Allocation Fund | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

46 | DECEMBER 31, 2010

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Asset Allocation Fund | 47

Notes

48 | DECEMBER 31, 2010

Notes

Janus Asset Allocation Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-226	125-24-93008 02-11

2010 SEMIANNUAL REPORT

Janus Asset Allocation Funds

Janus Growth Allocation Fund
(formerly named Janus Smart Portfolio – Growth)
Janus Moderate Allocation Fund
(formerly named Janus Smart Portfolio – Moderate)
Janus Conservative Allocation Fund
(formerly named Janus Smart Portfolio – Conservative)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus and to share some good news. Brent Lynn, portfolio manager of Janus Overseas Fund, was recently named Morningstar’s International Stock-Fund Manager of the Year. Please join us in congratulating Brent and the entire investment team on this prestigious honor. Brent is the first to say that this is a collective, rather than an individual honor, and we are proud that Janus’ fundamental research approach has been recognized as it continues to be the driving force behind the investment process of all our products.

Opportunities in the Recovery

As we head into 2011, the big surprise for the year could be that the recovery looks more and more normal by the day. Economic data points continue to impress, defying skeptics who predicted a slide back to recession. Recent clarity on taxes should facilitate greater investment and spending by companies, and the Federal Reserve (Fed) has indicated that it intends to continue stimulating the economy through monetary policy. While unemployment remains high, job creation will follow if companies continue to show strong profitability and see growth on the horizon, which we expect to happen. Overall, the recovery appears to be gaining momentum.

One reason we’re more bullish is that fiscal and monetary policies are working together to fuel economic growth. The extension of the Bush tax package for two years will add an estimated one percentage point to growth in 2011. Economists and politicians may debate the fiscal responsibility of the package, but along with the improved transparency on taxes, the near-term effect is likely to be an increase in spending and confidence. At the same time, the Fed has signaled that it intends to continue stimulating the economy through additional “quantitative easing” as well as reinvesting coupon and principal payments in the Fed’s current portfolio. All told, we believe these steps will help the healing process now underway.

Naturally, our optimism comes with caveats. Recent data on home prices have been disappointing and we continue to view a potential downturn in housing as the biggest risk for the U.S. economy. We are also concerned about sovereign debt issues in Europe and budgetary challenges to state and local governments in the U.S. Eventually, self-sustaining growth will be necessary to facilitate robust job creation.

Equities Remain Attractive

We think U.S. equities will outperform in 2011. Stimulus measures are working through the system and should provide further support. Ideally, we’ll see a “Goldilocks” scenario: the U.S. economy will get a short-term boost from the stimulus and increased credibility on the international stage if Washington finally tackles the deficit.

Despite the rally late in the period, equity valuations remain moderate by historical standards. Companies have emerged from the recession with pristine balance sheets and net margins of 12.3%, as of the fourth quarter of 2010, close to the highest level in more than 25 years for large firms. Another positive indicator for stocks is an increase in mergers-and-acquisitions activity – evidence that companies are starting to deploy their cash.

With the outlook improving, we think that economically sensitive sectors could outperform. Consumer discretionary, energy, technology and industrials may do well if economic indicators continue to gain strength. Increasing clarity on regulations may help health care and financial services. As rules become more clearly defined, these sectors could regain some market leadership.

Going forward, fundamentals should matter more as the market increasingly differentiates companies based on their balance sheets, growth rates and competitive advantages. We believe this will create a better environment for active managers to add value through stock selection.

Higher Yields and Opportunities in Fixed Income

Bonds had a difficult fourth quarter as yields rose sharply and some of the risk aversion bid into the Treasury market receded. Fiscal and monetary policies will be a headwind for the bond market over the next few years. At the same time, we think the rise in yields is justified as economic data have come in better than expected. In our opinion,

Janus Asset Allocation Funds | 1

Continued

bonds remain attractive when evaluated on real returns (yield minus inflation).

The media continues to discuss “bursting bubbles,” and the more this gets overplayed the greater the opportunities for investors. Higher yields and steeper curves make fixed income more attractive in a low inflationary environment. In this context, we continue to favor corporate debt securities as we believe the health and profitability of corporations are improving. The new wave of financial conservatism in corporations is a welcome sign. We think it represents a new mindset for management that will result in more disciplined investment. More conservative capital structures should lead to higher bond prices.

In this volatile climate, similar to selection of individual equities, individual security selection holds the key to higher risk-adjusted returns. We believe that the construct of the indices does not reflect a proper risk appetite for most investors, in our view, forcing investors to hold debt securities that are not fundamentally improving, thus presenting greater downside risk. We believe an active approach with a focus on fundamental company analysis will yield higher risk-adjusted return with better downside protection long term.

Looking Ahead

Investors should be paying keen attention to the strength of the recovery in the United States, as well as pressures in the global economy. Strong Asian and emerging market growth is fueling inflation in certain regions and forcing central banks to raise rates. Developed nations, meanwhile, are continuing to aggressively pursue loose monetary and fiscal policies. In this environment, investors need to focus more than ever on balance in their portfolios, taking in to account current valuations and expected returns. The global recovery is well underway and this will present new opportunities in the markets as well as new challenges. As always, we will work hard to find the most promising investment opportunities for our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | DECEMBER 31, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Visit janus.com/advisor (or janus.com/allfunds if you hold Shares directly with Janus Capital) for current month-end performance.

Award based on Class T Shares. Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based on Morningstar’s proprietary research and in-depth evaluation by its fund analysts.

The opinions are those of the authors as of December 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (2/11)

Janus Asset Allocation Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2010

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned 17.94% during the six-month period ended December 31, 2010. This compares to a return of 23.27% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 19.82% by its secondary benchmark, the Growth Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (80% equity and 20% fixed income).

Market Review

World equity markets posted a strong second-half of 2010 and finished near their highest levels since July 2008. Worries over how deep spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. helped markets start off on a negative note. Mixed economic data led to a range-bound market until August, when improving economic data began lifting markets, a trend that would continue through year-end. Stimulus efforts in Japan and the U.S., strong manufacturing data in China, the U.S. and India helped offset a re-emergence of sovereign debt concerns in Europe and tightening measures in China near period end. Emerging markets, led by Russia, outperformed developed markets, which were held back due to modest gains in Japan. In terms of sectors, materials and energy were top performers, while health care and utilities lagged. Commodities also posted strong gains, led by palladium and sugar; natural gas, which declined, was a notable exception. The dollar was weaker relative to most major currencies.

In the U.S. fixed income market, the investment climate during the last half for 2010 can be described as one of extremes as investors continued to fret over the current easy-money environment potentially ending in inflation while keeping a worried eye on a stubbornly high unemployment rate and a weak housing market in the U.S. Add improving economic data (most notably in consumer-related areas), a steadily deteriorating European banking crises and geopolitical events on the Korean peninsula and you had a true tug-of-war between fear and greed in the market for much of the year. Contributing to rate volatility was the Federal Reserve’s (Fed) implementation of its roughly $600 billion quantitative easing (QE2) program late in the period and the extension of Bush-era tax cuts. While long-term interest rates backed up during the period, most major fixed income segments held onto positive returns.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

Given the strong equity market performance during the period, the Fund’s underperformance relative to its primary benchmark was largely driven by the Fund’s fixed income weighting. We were disappointed that our performance relative to the secondary benchmark did not keep pace in a rising market, but we maintained our focus on long-term results, which remained strong. We were not positioned aggressively enough in equities during the period, although all positions had gains. Some of our bottom contributors have historically been conservatively positioned.

Among changes during the period, we reduced our exposure to Janus High-Yield Fund to accommodate a higher credit exposure in Janus Flexible Bond Fund. We also added the new Janus Global Bond Fund by reducing our weighting in Janus Flexible Bond Fund due to our desire for more consistent exposure to non-U.S. bonds, which have grown in importance among asset classes. In equities, we reduced our exposure to Janus Growth and Income Fund in favor of Janus Triton Fund to increase our small-to-mid cap equity exposure. In addition, we added to our position in Janus Overseas Fund and reduced Janus International Equity Fund in an effort to increase the Fund’s risk profile.

Thank you for investing in Janus Growth Allocation Fund.

6 | DECEMBER 31, 2010

(unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus International Equity Fund – Class I Shares	17.0%
Janus Flexible Bond Fund – Class I Shares	15.4%
INTECH Risk-Managed Value Fund – Class I Shares	11.3%
Janus Overseas Fund – Class I Shares	10.2%
INTECH Risk-Managed Growth Fund – Class I Shares	7.6%
Perkins Large Cap Value Fund – Class I Shares	7.6%
Janus Research Fund – Class I Shares	5.3%
Janus Twenty Fund – Class D Shares	5.0%
Janus Fund – Class I Shares	3.0%
Janus Contrarian Fund – Class I Shares	2.9%
Janus Global Real Estate Fund – Class I Shares	2.8%
Janus Global Bond Fund – Class I Shares	2.1%
Perkins Mid Cap Value Fund – Class I Shares	2.0%
Perkins Small Cap Value Fund – Class I Shares	2.0%
Janus Growth and Income Fund – Class I Shares	1.9%
Janus High-Yield Fund – Class I Shares	1.6%
Janus Triton Fund – Class I Shares	1.5%
Janus Global Select Fund – Class I Shares	0.8%

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	17.88%	13.34%	6.40%	6.40%	0.91%	0.91%

MOP	11.09%	6.86%	5.15%	5.15%

Janus Growth Allocation Fund – Class C Shares

NAV	17.47%	12.50%	5.62%	5.62%	1.67%	1.67%

CDSC	16.31%	11.39%	5.62%	5.62%

Janus Growth Allocation Fund – Class D Shares(1)	18.07%	13.53%	6.59%	6.59%	0.81%	0.81%

Janus Growth Allocation Fund – Class I Shares	18.09%	13.65%	6.57%	6.57%	0.68%	0.68%

Janus Growth Allocation Fund – Class S Shares	17.85%	13.19%	6.16%	6.16%	1.19%	1.19%

Janus Growth Allocation Fund – Class T Shares	17.94%	13.40%	6.57%	6.57%	0.98%	0.98%

S&P 500® Index	23.27%	15.06%	2.29%	2.29%

Growth Allocation Index	19.82%	13.51%	4.43%	4.43%

Lipper Quartile – Class T Shares	–	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	199/558	7/412	7/412

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2010

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Growth Allocation Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Growth changed its name to Janus Growth Allocation Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,179.80	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,175.70	$6.96

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,180.70	$1.59

Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,180.90	$1.32

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$1.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,178.50	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,180.60	$1.81

Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68

†	Expenses are equal to the annualized expense ratio of 0.56% for Class A Shares, 1.27% for Class C Shares, 0.29% for Class D Shares, 0.24% for Class I Shares, 0.74% for Class S Shares and 0.33% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

10 | DECEMBER 31, 2010

Janus Growth Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 80.9%
1,378,912	INTECH Risk-Managed Growth Fund – Class I Shares	$17,691,447
2,773,387	INTECH Risk-Managed Value Fund – Class I Shares	26,208,509
458,621	Janus Contrarian Fund – Class I Shares	6,705,039
238,074	Janus Fund – Class I Shares	6,935,099
690,986	Janus Global Real Estate Fund – Class I Shares	6,522,907
152,262	Janus Global Select Fund – Class I Shares	1,808,867
144,194	Janus Growth and Income Fund – Class I Shares	4,406,554
3,459,399	Janus International Equity Fund – Class I Shares	39,402,559
469,948	Janus Overseas Fund – Class I Shares	23,831,044
421,643	Janus Research Fund – Class I Shares	12,404,749
211,872	Janus Triton Fund – Class I Shares	3,491,654
178,391	Janus Twenty Fund – Class D Shares	11,723,828
1,306,062	Perkins Large Cap Value Fund – Class I Shares	17,579,599
207,542	Perkins Mid Cap Value Fund – Class I Shares	4,684,225
189,169	Perkins Small Cap Value Fund – Class I Shares	4,545,719
		187,941,799
Fixed-Income Funds – 19.1%
3,442,473	Janus Flexible Bond Fund – Class I Shares	35,836,150
482,416	Janus Global Bond Fund – Class I Shares	4,824,161
413,882	Janus High-Yield Fund – Class I Shares	3,766,322
		44,426,633

Total Investments (total cost $199,451,311) – 100.0%		232,368,432

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(64,983)

Net Assets – 100%		$232,303,449

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T shares returned 14.13% during the six-month period ended December 31, 2010. This compares to a return of 23.27% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 14.98% by its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (60% equity and 40% fixed income).

Market Review

World equity markets posted a strong second-half of 2010 and finished near their highest levels since July 2008. Worries over how deep spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. helped markets start off on a negative note. Mixed economic data led to a range-bound market until August, when improving economic data began lifting markets, a trend that would continue through year-end. Stimulus efforts in Japan and the U.S., strong manufacturing data in China, the U.S. and India helped offset a re-emergence of sovereign debt concerns in Europe and tightening measures in China near period end. Emerging markets, led by Russia, outperformed developed markets, which were held back due to modest gains in Japan. In terms of sectors, materials and energy were top performers, while health care and utilities lagged. Commodities also posted strong gains, led by palladium and sugar; natural gas, which declined, was a notable exception. The dollar was weaker relative to most major currencies.

In the U.S. fixed income market, the investment climate during the last half for 2010 can be described as one of extremes as investors continued to fret over the current easy-money environment potentially ending in inflation while keeping a worried eye on a stubbornly high unemployment rate and a weak housing market in the U.S. Add improving economic data (most notably in consumer-related areas), a steadily deteriorating European banking crises and geopolitical events on the Korean peninsula and you had a true tug-of-war between fear and greed in the market for much of the year. Contributing to rate volatility was the Federal Reserve’s (Fed) implementation of its roughly $600 billion quantitative easing (QE2) program late in the period and the extension of Bush-era tax cuts. While long-term interest rates backed up during the period, most major fixed income segments held onto positive returns.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and

12 | DECEMBER 31, 2010

(unaudited)

manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

Given the strong equity market performance during the period, the Fund’s underperformance relative to its primary benchmark was largely driven by the Fund’s significant fixed income weighting. We were somewhat disappointed that our performance relative to the secondary benchmark did not keep pace in a rising market, but we maintained our focus on long-term results, which remained strong. Our bottom contributors each generated positive returns, but were in conservative asset classes or failed to match their respective benchmarks. Conversely, our top contributors were generally in more aggressive asset classes and have more aggressive profiles.

Among changes during the period, we reduced our exposure to Janus High-Yield Fund to accommodate a higher credit exposure in Janus Flexible Bond Fund. We also reduced our exposure to Janus Global Select Fund in favor of Janus Triton Fund for a purer small-to-mid cap equity exposure. In addition, we increased our exposure to INTECH’s risk-managed funds, Janus Research Fund and Perkins Large Cap Value Fund and reduced our weighting in Janus Growth and Income Fund.

Thank you for investing in Janus Moderate Allocation Fund.

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	32.9%
Janus International Equity Fund – Class I Shares	10.7%
INTECH Risk-Managed Value Fund – Class I Shares	10.3%
Janus Overseas Fund – Class I Shares	8.4%
Perkins Large Cap Value Fund – Class I Shares	6.7%
INTECH Risk-Managed Growth Fund – Class I Shares	6.0%
Janus Research Fund – Class I Shares	5.1%
Janus Short-Term Bond Fund – Class I Shares	3.8%
Perkins Small Cap Value Fund – Class I Shares	3.0%
Janus Fund – Class I Shares	3.0%
Janus Growth and Income Fund – Class I Shares	2.2%
Janus Twenty Fund – Class D Shares	2.1%
Janus Global Real Estate Fund – Class I Shares	1.8%
Janus Triton Fund – Class I Shares	1.7%
Janus High-Yield Fund – Class I Shares	1.4%
Janus Global Select Fund – Class I Shares	0.9%

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2010

14 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	14.04%	11.99%	6.89%	6.88%	0.88%	0.88%

MOP	7.46%	5.55%	5.63%	5.63%

Janus Moderate Allocation Fund – Class C Shares

NAV	13.67%	11.32%	6.11%	6.10%	1.64%	1.64%

CDSC	12.56%	10.23%	6.11%	6.10%

Janus Moderate Allocation Fund – Class D Shares(1)	14.26%	12.31%	7.09%	7.09%	0.75%	0.75%

Janus Moderate Allocation Fund – Class I Shares	14.26%	12.42%	7.07%	7.07%	0.64%	0.64%

Janus Moderate Allocation Fund – Class S Shares	14.09%	11.93%	6.62%	6.62%	1.14%	1.14%

Janus Moderate Allocation Fund – Class T Shares	14.13%	12.19%	7.07%	7.07%	0.89%	0.89%

S&P 500® Index	23.27%	15.06%	2.29%	2.29%

Moderate Allocation Index	14.98%	12.07%	4.82%	4.82%

Lipper Quartile – Class T Shares	–	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	172/510	9/392	9/392

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trust (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Moderate Allocation Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Moderate changed its name to Janus Moderate Allocation Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

16 | DECEMBER 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,140.40	$3.24

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,136.70	$6.62

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,142.60	$1.46

Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,142.60	$1.13

Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,140.90	$3.67

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,142.40	$1.84

Hypothetical (5% return before expenses)	$1,000.00	$1,023.49	$1.73

†	Expenses are equal to the annualized expense ratio of 0.60% for Class A Shares, 1.23% for Class C Shares, 0.27% for Class D Shares, 0.21% for Class I Shares, 0.68% for Class S Shares and 0.34% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 17

Janus Moderate Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 61.9%
1,163,360	INTECH Risk-Managed Growth Fund – Class I Shares	$14,925,906
2,706,883	INTECH Risk-Managed Value Fund – Class I Shares	25,580,047
259,510	Janus Fund – Class I Shares	7,559,521
483,272	Janus Global Real Estate Fund – Class I Shares	4,562,084
197,343	Janus Global Select Fund – Class I Shares	2,344,440
176,172	Janus Growth and Income Fund – Class I Shares	5,383,807
2,329,364	Janus International Equity Fund – Class I Shares	26,531,455
413,417	Janus Overseas Fund – Class I Shares	20,964,379
429,623	Janus Research Fund – Class I Shares	12,639,502
260,814	Janus Triton Fund – Class I Shares	4,298,223
78,194	Janus Twenty Fund – Class D Shares	5,138,895
1,230,221	Perkins Large Cap Value Fund – Class I Shares	16,558,780
315,678	Perkins Small Cap Value Fund – Class I Shares	7,585,742
		154,072,781
Fixed-Income Funds – 38.1%
7,881,117	Janus Flexible Bond Fund – Class I Shares	82,042,434
373,388	Janus High-Yield Fund – Class I Shares	3,397,832
3,081,809	Janus Short-Term Bond Fund – Class I Shares	9,491,971
		94,932,237

Total Investments (total cost $218,782,242) – 100.0%		249,005,018

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		2,250

Net Assets – 100%		$249,007,268

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2010

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned 10.11% during the six-month period ended December 31, 2010. This compares to a return of 23.27% for the S&P 500 Index, the Fund’s primary benchmark, and a 10.25% return by its secondary benchmark, the Conservative Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (40% equity and 60% fixed income).

Market Review

World equity markets posted a strong second-half of 2010 and finished near their highest levels since July 2008. Worries over how deep spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. helped markets start off on a negative note. Mixed economic data led to a range-bound market until August, when improving economic data began lifting markets, a trend that would continue through year-end. Stimulus efforts in Japan and the U.S., strong manufacturing data in China, the U.S. and India helped offset a re-emergence of sovereign debt concerns in Europe and tightening measures in China near period end. Emerging markets, led by Russia, outperformed developed markets, which were held back due to modest gains in Japan. In terms of sectors, materials and energy were top performers, while health care and utilities lagged. Commodities also posted strong gains, led by palladium and sugar; natural gas, which declined, was a notable exception. The dollar was weaker relative to most major currencies.

In the U.S. fixed income market, the investment climate during the last half for 2010 can be described as one of extremes as investors continued to fret over the current easy-money environment potentially ending in inflation while keeping a worried eye on a stubbornly high unemployment rate and a weak housing market in the U.S. Add improving economic data (most notably in consumer-related areas), a steadily deteriorating European banking crises and geopolitical events on the Korean peninsula and you had a true tug-of-war between fear and greed in the market for much of the year. Contributing to rate volatility was the Federal Reserve’s (Fed) implementation of its roughly $600 billion quantitative easing (QE2) program late in the period and the extension of Bush-era tax cuts. While long-term interest rates backed up during the period, most major fixed income segments held onto positive returns.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

Given the strong equity market performance during the period, the Fund’s underperformance relative to its primary benchmark was largely driven by the Fund’s significant fixed income weighting. The Fund also modestly underperformed its secondary benchmark, but its longer-term relative performance remained strong. Given the strong equity market, it was not surprising that some of the less aggressive funds were among bottom contributors. In general, our fixed income funds performed well relative to their respective benchmarks, but were held back in an environment of rising rates.

Among changes during the period, we reduced our exposure to Janus High-Yield Fund to accommodate a higher credit exposure in Janus Flexible Bond Fund. We also reduced our exposure to Janus Global Select Fund in favor of Janus Triton Fund for a purer small-to-mid cap equity exposure. In addition, we increased our exposure to INTECH’s risk-managed funds, Janus Research Fund and Perkins Large Cap Value Fund and reduced our weighting in Janus Growth and Income Fund.

Thank you for investing in Janus Conservative Allocation Fund.

20 | DECEMBER 31, 2010

(unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	51.4%
INTECH Risk-Managed Value Fund – Class I Shares	8.4%
Janus International Equity Fund – Class I Shares	6.2%
Janus Short-Term Bond Fund – Class I Shares	5.8%
Perkins Large Cap Value Fund – Class I Shares	5.8%
INTECH Risk-Managed Growth Fund – Class I Shares	5.7%
Janus Research Fund – Class I Shares	3.9%
Janus Overseas Fund – Class I Shares	2.8%
Janus High-Yield Fund – Class I Shares	2.5%
Janus Fund – Class I Shares	1.8%
Janus Triton Fund – Class I Shares	1.7%
Janus Growth and Income Fund – Class I Shares	1.1%
Janus Global Select Fund – Class I Shares	1.0%
Janus Global Real Estate Fund – Class I Shares	0.9%
Perkins Small Cap Value Fund – Class I Shares	0.8%
Janus Contrarian Fund – Class I Shares	0.2%

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	10.03%	10.52%	6.78%	6.78%	0.83%	0.83%

MOP	3.67%	4.19%	5.53%	5.52%

Janus Conservative Allocation Fund – Class C Shares

NAV	9.55%	9.65%	6.00%	6.00%	1.58%	1.58%

CDSC	8.49%	8.58%	6.00%	6.00%

Janus Conservative Allocation Fund – Class D Shares(1)	10.10%	10.69%	7.02%	7.02%	0.68%	0.68%

Janus Conservative Allocation Fund – Class I Shares	10.10%	10.79%	7.00%	7.00%	0.59%	0.59%

Janus Conservative Allocation Fund – Class S Shares	9.96%	10.35%	6.51%	6.51%	1.08%	1.08%

Janus Conservative Allocation Fund – Class T Shares	10.11%	10.60%	7.00%	7.00%	0.86%	0.86%

S&P 500® Index	23.27%	15.06%	2.29%	2.29%

Conservative Allocation Index	10.25%	10.38%	5.15%	5.14%

Lipper Quartile – Class T Shares	–	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	–	133/461	6/302	6/302

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | DECEMBER 31, 2010

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares) brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Conservative Allocation Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Conservative changed its name to Janus Conservative Allocation Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,100.30	$2.96

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,097.40	$6.87

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,102.00	$1.64

Hypothetical (5% return before expenses)	$1,000.00	$1,023.64	$1.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,102.00	$1.54

Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,099.60	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,101.10	$2.38

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

†	Expenses are equal to the annualized expense ratio of 0.56% for Class A Shares, 1.30% for Class C Shares, 0.31% for Class D Shares, 0.29% for Class I Shares, 0.73% for Class S Shares and 0.45% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24 | DECEMBER 31, 2010

Janus Conservative Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 40.3%
792,182	INTECH Risk-Managed Growth Fund – Class I Shares	$10,163,695
1,573,665	INTECH Risk-Managed Value Fund – Class I Shares	14,871,139
22,832	Janus Contrarian Fund – Class I Shares	333,798
110,975	Janus Fund – Class I Shares	3,232,697
177,935	Janus Global Real Estate Fund – Class I Shares	1,679,707
148,807	Janus Global Select Fund – Class I Shares	1,767,826
62,543	Janus Growth and Income Fund – Class I Shares	1,911,325
965,537	Janus International Equity Fund – Class I Shares	10,997,470
96,377	Janus Overseas Fund – Class I Shares	4,887,259
238,616	Janus Research Fund – Class I Shares	7,020,083
187,260	Janus Triton Fund – Class I Shares	3,086,038
759,105	Perkins Large Cap Value Fund – Class I Shares	10,217,560
59,547	Perkins Small Cap Value Fund – Class I Shares	1,430,911
		71,599,508
Fixed-Income Funds – 59.7%
8,787,962	Janus Flexible Bond Fund – Class I Shares	91,482,682
488,269	Janus High-Yield Fund – Class I Shares	4,443,248
3,323,051	Janus Short-Term Bond Fund – Class I Shares	10,234,998
		106,160,928

Total Investments (total cost $161,346,931) – 100.0%		177,760,436

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		37,336

Net Assets – 100%		$177,797,772

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Assets and Liabilities

As of December 31, 2010 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Assets:
Investments at cost	$199,451	$218,782	$161,347
Affiliated investments at value	232,368	249,005	177,760
Receivables:
Investments sold	37	714	1
Fund shares sold	175	479	649
Dividends	156	306	349
Non-interested Trustees’ deferred compensation	6	7	5
Other assets	16	2	1
Total Assets	232,758	250,513	178,765
Liabilities:
Payables:
Investments purchased	154	306	347
Fund shares repurchased	189	1,092	499
Dividends	–	–	–
Advisory fees	10	10	7
Administrative services fees	24	26	19
Distribution fees and shareholder servicing fees	2	5	4
Administrative, networking and omnibus fees	–	–	–
Non-interested Trustees’ fees and expenses	1	1	1
Non-interested Trustees’ deferred compensation fees	6	7	5
Accrued expenses and other payables	69	59	85
Total Liabilities	455	1,506	967
Net Assets	$232,303	$249,007	$177,798

See footnotes at the end of the Statements.

See Notes to Financial Statements.

26 | DECEMBER 31, 2010

As of December 31, 2010 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$221,327	$230,830	$166,978
Undistributed net investment income*	710	1,165	1,041
Undistributed net realized loss from investment and foreign currency transactions*	(22,651)	(13,211)	(6,634)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,917	30,223	16,413
Total Net Assets	$232,303	$249,007	$177,798
Net Assets - Class A Shares	$1,936	$4,557	$2,837
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160	374	238
Net Asset Value Per Share(4)	$12.14	$12.19	$11.94
Maximum Offering Price Per Share(5)	$12.88	$12.93	$12.67
Net Assets - Class C Shares	$1,196	$5,109	$4,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99	422	338
Net Asset Value Per Share(4)	$12.08	$12.12	$11.88
Net Assets - Class D Shares	$215,099	$218,521	$157,418
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,657	17,883	13,139
Net Asset Value Per Share	$12.18	$12.22	$11.98
Net Assets - Class I Shares	$2,135	$2,584	$1,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	175	212	103
Net Asset Value Per Share	$12.17	$12.21	$11.97
Net Assets - Class S Shares	$664	$480	$359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55	40	30
Net Asset Value Per Share	$12.11	$12.15	$11.95
Net Assets - Class T Shares	$11,273	$17,756	$11,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	925	1,454	997
Net Asset Value Per Share	$12.18	$12.21	$11.98

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 27

Statements of Operations

For the six-month period ended December 31, 2010 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Investment Income:
Dividends from affiliates	$4,129	$6,046	$5,712
Total Investment Income	4,129	6,046	5,712
Expenses:
Advisory fees	55	56	42
Shareholder reports expense	69	50	32
Transfer agent fees and expenses	34	30	65
Professional fees	17	17	17
Non-interested Trustees’ fees and expenses	5	5	3
Administrative services fees - Class D Shares	123	121	90
Administrative services fees - Class S Shares	1	–	–
Administrative services fees - Class T Shares	14	15	14
Distribution fees and shareholder servicing fees - Class A Shares	1	3	2
Distribution fees and shareholder servicing fees - Class C Shares	5	19	14
Distribution fees and shareholder servicing fees - Class S Shares	–	–	–
Administrative, networking and omnibus fees - Class A Shares	–	2	1
Administrative, networking and omnibus fees - Class C Shares	–	2	1
Administrative, networking and omnibus fees - Class I Shares	1	1	–
Other expenses	5	5	5
Total Expenses	330	326	286
Expense and Fee Offset	–	–	–
Net Expenses	330	326	286
Net Investment Income	3,799	5,720	5,426
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions(4)	(1,533)	(344)	1,032
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,455	23,274	9,185
Net Gain on Investments	31,922	22,930	10,217
Net Increase in Net Assets Resulting from Operations	$35,721	$28,650	$15,643

(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

28 | DECEMBER 31, 2010

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Statements of Changes in Net Assets

For the six-month period ended December 31, 2010 (unaudited), the eight-month	Janus Growth			Janus Moderate			Janus Conservative
fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers in thousands)	2010	2010(4)	2009	2010	2010(4)	2009	2010	2010(4)	2009

Operations:
Net investment income	$3,799	$1,716	$4,494	$5,720	$2,478	$4,352	$5,426	$2,648	$3,741
Net realized gain/(loss) from investment and foreign currency transactions(5)	(1,533)	(3,346)	(12,193)	(344)	(2,072)	(6,872)	1,032	(428)	(4,304)
Capital gain distribution from Underlying Funds	–	37	1,694	–	65	1,069	–	73	428
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,455	6,573	39,565	23,274	4,681	28,219	9,185	3,016	17,136
Net Increase in Net Assets Resulting from Operations	35,721	4,980	33,560	28,650	5,152	26,768	15,643	5,309	17,001
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(33)	(3)	–	(109)	(34)	–	(98)	(14)	–
Class C Shares	(14)	(5)	–	(101)	(18)	–	(117)	(15)	–
Class D Shares	(3,582)	–	N/A	(5,283)	–	N/A	(5,454)	–	N/A
Class I Shares	(38)	–	–	(63)	(4)	–	(43)	–	–
Class S Shares	(11)	–	–	(11)	–	–	(12)	(3)	–
Class T Shares	(176)	(3,421)	(3,455)	(425)	(3,954)	(3,453)	(395)	(3,805)	(2,871)
Net Realized Gain/(Loss) from Investment Transactions
Class A Shares	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,854)	(3,429)	(3,455)	(5,992)	(4,010)	(3,453)	(6,119)	(3,837)	(2,871)
Capital Share Transactions:
Shares Sold
Class A Shares	1,361	561	145	2,710	946	1,173	1,886	960	239
Class C Shares	351	733	114	2,538	2,279	412	2,369	1,575	254
Class D Shares	15,967	19,647	N/A	30,463	25,812	N/A	28,690	22,444	N/A
Class I Shares	183	2,011	11	1,564	1,862	33	679	539	11
Class S Shares	593	20	11	392	50	11	234	36	157
Class T Shares	1,353	15,869	46,476	8,627	25,798	52,969	3,392	23,760	46,251
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	187,290	N/A	N/A	170,506	N/A	N/A	121,746	N/A
Reinvested Dividends and Distributions
Class A Shares	33	3	–	97	32	–	82	12	–
Class C Shares	13	5	–	92	17	–	84	14	–
Class D Shares	3,549	–	N/A	5,232	–	N/A	5,412	–	N/A
Class I Shares	38	–	–	62	4	–	42	–	–
Class S Shares	11	–	–	11	–	–	12	3	–
Class T Shares	167	3,390	3,405	420	3,928	3,428	348	3,747	2,848

See Notes to Financial Statements.

See footnotes at the end of the Statements.

30 | DECEMBER 31, 2010

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31

Statements of Changes in Net Assets (continued)

For the six-month period ended December 31, 2010 (unaudited), the eight-month	Janus Growth			Janus Moderate			Janus Conservative
fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers in thousands)	2010	2010(4)	2009	2010	2010(4)	2009	2010	2010(4)	2009

Shares Repurchased
Class A Shares	(190)	(65)	–	(295)	(276)	(25)	(349)	(19)	–
Class C Shares	(4)	(108)	–	(370)	(117)	–	(192)	(176)	–
Class D Shares	(21,194)	(16,409)	N/A	(18,149)	(15,002)	N/A	(18,435)	(12,430)	N/A
Class I Shares	(321)	(35)	–	(907)	(257)	–	(78)	(7)	–
Class S Shares	(22)	–	–	(8)	–	–	(25)	(80)	–
Class T Shares	(2,341)	(17,302)	(32,674)	(2,695)	(11,993)	(29,732)	(2,423)	(10,511)	(31,902)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(187,290)	N/A	N/A	(170,506)	N/A	N/A	(121,746)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(453)	8,320	17,488	29,784	33,083	28,269	21,728	29,867	17,858
Net Increase in Net Assets	31,414	9,871	47,593	52,442	34,225	51,584	31,252	31,339	31,988
Net Assets:
Beginning of period	200,889	191,018	143,425	196,565	162,340	110,756	146,546	115,207	83,219
End of period	$232,303	$200,889	$191,018	$249,007	$196,565	$162,340	$177,798	$146,546	$115,207

Undistributed Net Investment Income*	$710	$765	$2,478	$1,165	$1,437	$2,969	$1,041	$1,733	$2,922

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

32 | DECEMBER 31, 2010

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33

Financial Highlights

Class A Shares

For a share outstanding during the six-
month period ended December 31, 2010
(unaudited), the eight-month fiscal period	Janus Growth			Janus Moderate			Janus Conservative
ended June 30, 2010 and the fiscal	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
period ended October 31, 2009	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.47	$10.35	$9.16	$10.95	$10.80	$9.68	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	.18	.17	.01	.29	.18	.02	.33	.33	.02
Net gain on investments (both realized and unrealized)	1.70	.14	1.18	1.25	.24	1.10	.80	.20	.93
Total from Investment Operations	1.88	.31	1.19	1.54	.42	1.12	1.13	.53	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.19)	–	(.30)	(.27)	–	(.43)	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions and Other	(.21)	(.19)	–	(.30)	(.27)	–	(.43)	(.37)	–
Net Asset Value, End of Period	$12.14	$10.47	$10.35	$12.19	$10.95	$10.80	$11.94	$11.24	$11.08
Total Return**	17.98%	2.96%	12.99%	14.04%	3.81%	11.57%	10.03%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$1,936	$628	$149	$4,557	$1,844	$1,145	$2,837	$1,173	$235
Average Net Assets for the Period (in thousands)	$910	$343	$99	$2,537	$1,676	$424	$1,608	$710	$41
Ratio of Gross Expenses to Average Net Assets***(6)	0.56%	0.37%	0.50%	0.60%	0.40%	0.48%	0.56%	0.39%	0.45%
Ratio of Net Expenses to Average Net Assets***(6)	0.56%	0.37%	0.47%	0.60%	0.40%	0.44%	0.56%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	5.60%	0.92%	0.56%	7.22%	1.82%	1.43%	9.10%	2.67%	2.70%
Portfolio Turnover Rate***	22%	20%	23%	13%	17%	19%	13%	18%	21%

Class C Shares

For a share outstanding during the six-
month period ended December 31, 2010
(unaudited), the eight-month fiscal period	Janus Growth			Janus Moderate			Janus Conservative
ended June 30, 2010 and the fiscal	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
period ended October 31, 2009	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.40	$10.33	$9.16	$10.88	$10.77	$9.68	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	.17	.13	–	.24	.21	.01	.32	.32	.01
Net gain on investments (both realized and unrealized)	1.66	.13	1.17	1.25	.15	1.08	.77	.14	.92
Total from Investment Operations	1.83	.26	1.17	1.49	.36	1.09	1.09	.46	.93
Less Distributions:
Dividends (from net investment income)*	(.15)	(.19)	–	(.25)	(.25)	–	(.38)	(.35)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions and Other	(.15)	(.19)	–	(.25)	(.25)	–	(.38)	(.35)	–
Net Asset Value, End of Period	$12.08	$10.40	$10.33	$12.12	$10.88	$10.77	$11.88	$11.17	$11.06
Total Return**	17.57%	2.41%	12.77%	13.67%	3.33%	11.26%	9.74%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$1,196	$706	$110	$5,109	$2,509	$406	$4,012	$1,648	$253
Average Net Assets for the Period (in thousands)	$926	$398	$20	$3,675	$1,469	$113	$2,675	$953	$54
Ratio of Gross Expenses to Average Net Assets***(6)	1.27%	1.13%	1.37%	1.23%	1.16%	1.26%	1.30%	1.14%	1.20%
Ratio of Net Expenses to Average Net Assets***(6)	1.27%	1.13%	1.26%	1.23%	1.16%	1.20%	1.30%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	3.04%	0.27%	(0.18)%	4.94%	0.87%	0.71%	6.90%	1.81%	1.87%
Portfolio Turnover Rate***	22%	20%	23%	13%	17%	19%	13%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | DECEMBER 31, 2010

Class D Shares

For a share outstanding during the six-month period ended	Janus Growth		Janus Moderate		Janus Conservative
December 31, 2010 (unaudited) and the fiscal period	Allocation Fund(1)		Allocation Fund(2)		Allocation Fund(3)
ended June 30, 2010	2010	2010(4)	2010	2010(4)	2010	2010(4)

Net Asset Value, Beginning of Period	$10.49	$10.66	$10.96	$10.98	$11.26	$11.13
Income from Investment Operations:
Net investment income	.20	.03	.29	.06	.37	.10
Net gain/(loss) on investments (both realized and unrealized)	1.70	(.20)	1.27	(.08)	.78	.03
Total from Investment Operations	1.90	(.17)	1.56	(.02)	1.15	.13
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	–	(.30)	–	(.43)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions and Other	(.21)	–	(.30)	–	(.43)	–
Net Asset Value, End of Period	$12.18	$10.49	$12.22	$10.96	$11.98	$11.26
Total Return**	18.07%	(1.59)%	14.26%	(0.18)%	10.20%	1.17%
Net Assets, End of Period (in thousands)	$215,099	$187,128	$218,521	$180,261	$157,418	$133,056
Average Net Assets for the Period (in thousands)	$202,585	$199,596	$199,381	$184,405	$149,271	$130,396
Ratio of Gross Expenses to Average Net Assets***(5)	0.29%	0.27%	0.27%	0.27%	0.31%	0.24%
Ratio of Net Expenses to Average Net Assets***(5)	0.29%	0.27%	0.27%	0.27%	0.31%	0.24%
Ratio of Net Investment Income to Average Net Assets***	3.46%	0.71%	5.06%	1.43%	6.46%	2.40%
Portfolio Turnover Rate***	22%	20%	13%	17%	13%	18%

Class I Shares

For a share outstanding during the six
-month period ended December 31, 2010
(unaudited), the eight-month fiscal period	Janus Growth			Janus Moderate			Janus Conservative
ended June 30, 2010 and the fiscal	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
period ended October 31, 2009	2010	2010(6)	2009(7)	2010	2010(6)	2009(7)	2010	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$10.49	$10.37	$9.16	$10.96	$10.80	$9.68	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	.21	.23	–	.29	.26	.05	.32	.43	.02
Net gain on investments (both realized and unrealized)	1.69	.09	1.21	1.27	.17	1.07	.83	.10	.95
Total from Investment Operations	1.90	.32	1.21	1.56	.43	1.12	1.15	.53	.97
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.20)	–	(.31)	(.27)	–	(.44)	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions and Other	(.22)	(.20)	–	(.31)	(.27)	–	(.44)	(.37)	–
Net Asset Value, End of Period	$12.17	$10.49	$10.37	$12.21	$10.96	$10.80	$11.97	$11.26	$11.10
Total Return**	18.09%	3.03%	13.21%	14.26%	3.96%	11.57%	10.20%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,135	$1,938	$11	$2,584	$1,625	$36	$1,232	$545	$11
Average Net Assets for the Period (in thousands)	$2,050	$1,065	$1	$2,391	$757	$29	$971	$265	$2
Ratio of Gross Expenses to Average Net Assets***(5)	0.24%	0.14%	0.49%	0.21%	0.16%	0.19%	0.29%	0.15%	0.20%
Ratio of Net Expenses to Average Net Assets***(5)	0.24%	0.13%	0.29%	0.21%	0.16%	0.18%	0.29%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	3.45%	0.86%	1.04%	4.99%	1.70%	1.72%	7.31%	2.53%	2.98%
Portfolio Turnover Rate***	22%	20%	23%	13%	17%	19%	13%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six
-month period ended December 31, 2010
(unaudited), the eight-month fiscal period	Janus Growth			Janus Moderate			Janus Conservative
ended June 30, 2010 and the fiscal	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
period ended October 31, 2009	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.45	$10.35	$9.16	$10.91	$10.78	$9.68	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	.22	.15	–	.26	.25	.01	.32	.30	.06
Net gain on investments (both realized and unrealized)	1.65	.14	1.19	1.28	.14	1.09	.80	.20	.88
Total from Investment Operations	1.87	.29	1.19	1.54	.39	1.10	1.12	.50	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.19)	–	(.30)	(.26)	–	(.41)	(.33)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions and Other	(.21)	(.19)	–	(.30)	(.26)	–	(.41)	(.33)	–
Net Asset Value, End of Period	$12.11	$10.45	$10.35	$12.15	$10.91	$10.78	$11.95	$11.24	$11.07
Total Return**	17.85%	2.73%	12.99%	14.09%	3.57%	11.36%	9.96%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$664	$30	$11	$480	$58	$11	$359	$125	$164
Average Net Assets for the Period (in thousands)	$387	$19	$1	$296	$26	$1	$262	$126	$127
Ratio of Gross Expenses to Average Net Assets***(6)	0.74%	0.65%	0.87%	0.68%	0.66%	0.92%	0.73%	0.64%	0.67%
Ratio of Net Expenses to Average Net Assets***(6)	0.74%	0.65%	0.67%	0.68%	0.66%	0.77%	0.73%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	4.93%	0.68%	0.66%	6.51%	1.35%	1.59%	7.40%	2.47%	2.22%
Portfolio Turnover Rate***	22%	20%	23%	13%	17%	19%	13%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

36 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2010 (unaudited), the eight-month fiscal period
ended June 30, 2010 and each fiscal year or period ended	Janus Growth Allocation Fund(1)
October 31	2010	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.48	$10.36	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income	.22	.29	.26	.24	.16	.05
Net gain/(loss) on investments (both realized and unrealized)	1.67	.01	1.69	(4.93)	2.62	1.29
Total from Investment Operations	1.89	.30	1.95	(4.69)	2.78	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.18)	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	–	–	(.40)	(.04)	–
Total Distributions and Other	(.19)	(.18)	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$12.18	$10.48	$10.36	$8.62	$13.95	$11.34
Total Return**	18.06%	2.86%	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$11,273	$10,459	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$11,000	$96,998	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(4)	0.33%	0.33%	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.33%	0.33%	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	3.32%	1.84%	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	22%	20%	23%	55%	19%	28%

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2010 (unaudited), the eight-month fiscal period
ended June 30, 2010 and each fiscal year or period ended	Janus Moderate Allocation Fund(5)
October 31	2010	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.95	$10.79	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income	.09	.56	.32	.31	.23	.09
Net gain/(loss) on investments (both realized and unrealized)	1.47	(.14)	1.71	(3.64)	1.86	.95
Total from Investment Operations	1.56	.42	2.03	(3.33)	2.09	1.04
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.26)	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	–	–	(.28)	(.02)	–
Total Distributions and Other	(.30)	(.26)	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$12.21	$10.95	$10.79	$9.05	$12.95	$11.04
Total Return**	14.24%	3.80%	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$17,756	$10,268	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$12,105	$83,813	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(4)	0.34%	0.30%	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(4)	0.34%	0.30%	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	6.30%	2.63%	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	13%	17%	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named Janus Smart Portfolio - Moderate.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2010 (unaudited), the eight-month fiscal period
ended June 30, 2010 and each fiscal year or period ended	Janus Conservative Allocation Fund(1)
October 31	2010	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$11.26	$11.09	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income	.30	.72	.38	.33	.26	.13
Net gain/(loss) on investments (both realized and unrealized)	.84	(.20)	1.52	(2.46)	1.23	.69
Total from Investment Operations	1.14	.52	1.90	(2.13)	1.49	.82
Less Distributions and Other:
Dividends (from net investment income)*	(.42)	(.35)	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	–	–	(.15)	(.02)	–
Total Distributions and Other	(.42)	(.35)	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$11.98	$11.26	$11.09	$9.52	$12.09	$10.82
Total Return**	10.11%	4.70%	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$11,940	$9,999	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$10,787	$60,927	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.45%	0.31%	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(4)	0.45%	0.31%	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	6.44%	3.62%	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	13%	18%	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Conservative.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

38 | DECEMBER 31, 2010

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund(1)
Mutual Funds
Equity Funds	$–	$187,941,799	$–
Fixed-Income Funds	–	44,426,633	–
Total Investments in Securities	$–	$232,368,432	$–

Janus Asset Allocation Funds | 39

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Moderate Allocation Fund(2)
Mutual Funds
Equity Funds	$–	$154,072,781	$–
Fixed-Income Funds	–	94,932,237	–
Total Investments in Securities	$–	$249,005,018	$–

Investments in Securities:
Janus Conservative Allocation Fund(3)
Mutual Funds
Equity Funds	$–	$71,599,508	$–
Fixed-Income Funds	–	106,160,928	–
Total Investments in Securities	$–	$177,760,436	$–

(1)	Formerly named Janus Smart Portfolio – Growth.
(2)	Formerly named Janus Smart Portfolio – Moderate.
(3)	Formerly named Janus Smart Portfolio – Conservative.

40 | DECEMBER 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund (formerly named Janus Smart Portfolio – Growth), Janus Moderate Allocation Fund (formerly named Janus Smart Portfolio – Moderate), and Janus Conservative Allocation Fund (formerly named Janus Smart Portfolio – Conservative) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended December 31, 2010. The Trust offers forty funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. Brief descriptions of each of the underlying funds that the Funds may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution

Janus Asset Allocation Funds | 41

Notes to Financial Statements (unaudited) (continued)

to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Index, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected

42 | DECEMBER 31, 2010

for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size. Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

Janus Asset Allocation Funds | 43

Notes to Financial Statements (unaudited) (continued)

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS GLOBAL VALUE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund

44 | DECEMBER 31, 2010

will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds (“ETFs”). The fund may also invest in floating rate loans, buy backs or dollar rolls, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks long-term capital appreciation with an emphasis on absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

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Notes to Financial Statements (unaudited) (continued)

Investment Valuation
A Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the

46 | DECEMBER 31, 2010

fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof)

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Notes to Financial Statements (unaudited) (continued)

obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

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Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with

Janus Asset Allocation Funds | 49

Notes to Financial Statements (unaudited) (continued)

these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The underlying funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the underlying funds’ Statements of Assets and Liabilities in their most recent annual or semiannual reports (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds that are designated as collateral for market value on futures contracts are noted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). Such collateral is in the possession of the underlying funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The underlying funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds, may also purchase or write put and call

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options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by having the counterparty post collateral to cover the underlying funds’ exposure to the counterparty.

Holdings of the underlying funds designated to cover outstanding written options are noted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). Options written are reported as a liability on the underlying funds’ Statements of Assets and Liabilities as “Options written at value” in their most recent annual or semiannual reports (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Certain underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of the underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. Certain underlying funds may use exotic options to the extent that they are consistent with the underlying fund’s investment objective and investment policies, and applicable regulations.

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Notes to Financial Statements (unaudited) (continued)

Certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The underlying funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts of the underlying funds are reported as an asset or liability on the underlying funds’ Statements of Assets and Liabilities in their most recent annual or semiannual reports (if applicable). Realized gains and losses of the underlying funds are reported in “Net realized gain/(loss) from swap contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by posting of collateral by the counterparty to the underlying funds to cover the underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. Certain underlying funds are normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The underlying funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if an underlying fund took a long position on a dividend index swap, the underlying fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

52 | DECEMBER 31, 2010

The underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by the posting of collateral to the underlying funds to cover the underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivative and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Funds during the period ended December 31, 2010.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the underlying funds, such as a decline in the value and liquidity of many securities held by the underlying funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses and therefore an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the underlying funds’ ability to achieve their investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate

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Notes to Financial Statements (unaudited) (continued)

security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
The Funds’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund or underlying fund. A Fund or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Fund or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s or underlying fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment

54 | DECEMBER 31, 2010

companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will

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Notes to Financial Statements (unaudited) (continued)

have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience

56 | DECEMBER 31, 2010

delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and the underlying funds’ portion of the interest income earned on cash collateral are included on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

The underlying funds did not have any securities on loan during the period.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative

Janus Asset Allocation Funds | 57

Notes to Financial Statements (unaudited) (continued)

positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund(1)	All Asset Levels	0.05
Janus Moderate Allocation Fund(2)	All Asset Levels	0.05
Janus Conservative Allocation Fund(3)	All Asset Levels	0.05

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least November 1, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any

58 | DECEMBER 31, 2010

expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund(1)	0.45
Janus Moderate Allocation Fund(2)	0.39
Janus Conservative Allocation Fund(3)	0.40

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2010.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $266,383 was paid by the Trust during the period ended December 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund(1)	$2,662
Janus Moderate Allocation Fund(2)	5,413
Janus Conservative Allocation Fund(3)	5,349

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended December 31, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2010,

Janus Asset Allocation Funds | 59

Notes to Financial Statements (unaudited) (continued)

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Moderate Allocation Fund(1)	$768

(1)	Formerly named Janus Smart Portfolio-Moderate

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2010, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Janus Growth Allocation Fund(1)
INTECH Risk-Managed Growth Fund – Class I Shares	274,613	$3,502,909	(56,783)	$(739,710)	$(88,000)	$176,832	$17,691,447
INTECH Risk-Managed Value Fund – Class I Shares	288,977	2,696,729	(125,108)	(1,241,208)	(161,436)	325,505	26,208,509
Janus Contrarian Fund – Class I Shares	14,925	211,844	(23,656)	(323,505)	(855)	26,591	6,705,039
Janus Flexible Bond Fund – Class I Shares	278,342	2,959,291	(279,530)	(2,959,226)	20,261	1,845,885	35,836,150
Janus Fund – Class I Shares	7,906	220,853	(12,208)	(318,605)	4,044	35,601	6,935,099
Janus Global Bond Fund – Class I Shares	483,057	4,830,572	(641)	(6,410)	–	–	4,824,161
Janus Global Real Estate Fund – Class I Shares	98,289	912,258	(36,483)	(295,108)	27,541	127,005	6,522,907
Janus Global Select Fund – Class I Shares	9,036	103,599	(160,083)	(1,445,698)	432,802	43,706	1,808,867
Janus Growth and Income Fund – Class I Shares	10,534	308,093	(248,484)	(8,977,566)	(1,432,140)	68,518	4,406,554
Janus High-Yield Fund – Class I Shares	27,858	247,536	(155,566)	(1,490,343)	(82,793)	188,714	3,766,322
Janus International Equity Fund – Class I Shares	131,112	1,453,301	(354,992)	(4,223,223)	(341,599)	345,499	39,402,559
Janus Overseas Fund – Class I Shares	51,780	2,581,885	(21,020)	(931,728)	40,495	57,412	23,831,044
Janus Research Fund – Class I Shares	14,138	392,913	(46,371)	(1,214,810)	72,940	84,158	12,404,749
Janus Triton Fund – Class I Shares	71,447	1,169,059	(15,093)	(210,372)	4,728	45,557	3,491,654
Janus Twenty Fund – Class D Shares	5,553	349,679	(11,295)	(695,533)	(7,784)	40,925	11,723,828
Perkins Large Cap Value Fund – Class I Shares	153,100	2,036,436	(68,769)	(888,937)	(28,538)	542,429	17,579,599
Perkins Mid Cap Value Fund – Class I Shares	7,643	164,846	(10,528)	(212,098)	3,001	41,344	4,684,225
Perkins Small Cap Value Fund – Class I Shares	10,905	256,417	(9,693)	(208,807)	6,293	132,915	4,545,719

		$24,398,220		$(26,382,887)	$(1,531,040)	$4,128,596	$232,368,432

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Janus Moderate Allocation Fund(2)
INTECH Risk-Managed Growth Fund – Class I Shares	302,171	$3,789,669	(19,152)	$(226,524)	$(7,922)	$151,403	$14,925,906
INTECH Risk-Managed Value Fund – Class I Shares	500,975	4,602,709	(44,451)	(412,749)	(31,936)	315,195	25,580,047
Janus Flexible Bond Fund – Class I Shares	1,559,473	16,634,275	(128,059)	(1,363,691)	15,111	3,829,212	82,042,434
Janus Fund – Class I Shares	31,066	863,149	(4,655)	(130,363)	(8,704)	38,712	7,559,521
Janus Global Real Estate Fund – Class I Shares	70,309	647,101	(9,262)	(81,741)	(635)	97,476	4,562,084
Janus Global Select Fund – Class I Shares	28,578	323,696	(193,713)	(1,696,613)	586,022	55,986	2,344,440
Janus Growth and Income Fund – Class I Shares	38,982	1,137,491	(209,605)	(7,242,807)	(862,268)	66,648	5,383,807
Janus High-Yield Fund – Class I Shares	47,578	424,636	(98,341)	(895,584)	(5,031)	151,442	3,397,832
Janus International Equity Fund – Class I Shares	352,440	3,918,350	(39,578)	(434,331)	(20,883)	213,125	26,531,455
Janus Overseas Fund – Class I Shares	46,451	2,255,578	(23,029)	(1,075,552)	48,872	57,079	20,964,379

60 | DECEMBER 31, 2010

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Janus Research Fund – Class I Shares	53,065	1,455,673	(13,056)	(366,531)	(13,766)	81,612	12,639,502
Janus Short-Term Bond Fund – Class I Shares	539,039	1,670,492	(52,318)	(161,379)	833	170,911	9,491,971
Janus Triton Fund – Class I Shares	76,730	1,217,039	(5,736)	(82,640)	(1,534)	67,414	4,298,223
Janus Twenty Fund – Class D Shares	9,029	567,294	(1,382)	(89,957)	(8,851)	17,670	5,138,895
Perkins Large Cap Value Fund – Class I Shares	249,564	3,285,144	(22,964)	(306,290)	(22,419)	511,457	16,558,780
Perkins Small Cap Value Fund – Class I Shares	44,984	1,045,315	(5,543)	(129,897)	(8,238)	220,878	7,585,742

		$43,837,611		$(14,696,649)	$(341,349)	$6,046,220	$249,005,018

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Janus Conservative Allocation Fund(3)
INTECH Risk-Managed Growth Fund – Class I Shares	118,157	$1,406,824	(13,909)	$(190,638)	$(18,258)	$118,049	$10,163,695
INTECH Risk-Managed Value Fund – Class I Shares	313,929	2,847,944	(26,413)	(287,668)	(44,991)	180,458	14,871,139
Janus Contrarian Fund – Class I Shares	161	2,333	(17,300)	(207,261)	42,739	2,333	333,798
Janus Flexible Bond Fund – Class I Shares	1,661,811	17,722,884	(164,245)	(1,781,458)	(12,053)	4,343,978	91,482,682
Janus Fund – Class I Shares	24,886	688,476	(2,399)	(68,359)	(305)	15,100	3,232,697
Janus Global Real Estate Fund – Class I Shares	24,861	222,893	(3,633)	(32,991)	1,036	36,205	1,679,707
Janus Global Select Fund – Class I Shares	20,571	223,163	(142,472)	(1,175,289)	506,494	41,808	1,767,826
Janus Growth and Income Fund- Class I Shares	20,714	583,722	(160,478)	(4,378,222)	517,126	39,657	1,911,325
Janus High-Yield Fund – Class I Shares	63,398	559,747	(90,239)	(756,138)	61,916	189,261	4,443,248
Janus International Equity Fund – Class I Shares	113,309	1,213,920	(35,838)	(423,088)	(18,926)	93,790	10,997,470
Janus Overseas Fund – Class I Shares	18,294	890,247	(1,416)	(65,848)	4,450	11,536	4,887,259
Janus Research Fund – Class I Shares	30,399	791,778	(4,831)	(138,707)	(2,599)	45,025	7,020,083
Janus Short-Term Bond Fund – Class I Shares	536,097	1,660,965	(65,730)	(205,110)	(948)	190,975	10,234,998
Janus Triton Fund – Class I Shares	53,355	822,679	(4,347)	(67,382)	672	49,303	3,086,038
Perkins Large Cap Value Fund – Class I Shares	146,797	1,890,957	(15,396)	(199,756)	4,406	320,828	10,217,560
Perkins Small Cap Value Fund – Class I Shares	22,206	519,939	(1,444)	(34,252)	(225)	33,251	1,430,911

		$32,048,471		$(10,012,167)	$1,040,534	$5,711,557	$177,760,436

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	12/31/10

Janus Growth Allocation Fund(1) - Class A Shares	$1,000	$–	–	$–	–	$1,000
Janus Growth Allocation Fund(1) - Class C Shares	1,000	–	–	–	–	1,000
Janus Growth Allocation Fund(1) - Class I Shares	11,000	–	–	–	–	11,000
Janus Growth Allocation Fund(1) - Class S Shares	11,000	–	–	–	–	11,000
Janus Moderate Allocation Fund(2) - Class A Shares	1,000	–	–	–	–	1,000
Janus Moderate Allocation Fund(2) - Class C Shares	1,000	–	–	–	–	1,000
Janus Moderate Allocation Fund(2) - Class I Shares	1,000	–	–	–	–	1,000
Janus Moderate Allocation Fund(2) - Class S Shares	11,000	–	–	–	–	11,000
Janus Conservative Allocation Fund(3) - Class A Shares	1,000	–	–	–	–	1,000
Janus Conservative Allocation Fund(3) - Class C Shares	1,000	–	–	–	–	1,000
Janus Conservative Allocation Fund(3) - Class I Shares	6,000	–	–	–	–	6,000
Janus Conservative Allocation Fund(3) - Class S Shares	1,000	–	–	–	–	1,000

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Asset Allocation Funds | 61

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Growth Allocation Fund(1)	$205,728,403	$28,707,722	$(2,067,693)	$26,640,029
Janus Moderate Allocation Fund(2)	224,598,464	24,591,001	(184,447)	24,406,554
Janus Conservative Allocation Fund(3)	164,861,758	13,000,109	(101,431)	12,898,678

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Net capital loss carryovers as of June 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

				Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

Janus Growth Allocation Fund(1)	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(14,984,537)
Janus Moderate Allocation Fund(2)	(2,048,121)	(1,066,411)	(4,161,852)	(7,276,384)
Janus Conservative Allocation Fund(3)	(2,173,333)	(601,361)	(1,523,070)	(4,297,764)

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

62 | DECEMBER 31, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2010 (unaudited), the eight-month fiscal period ended June 30, 2010,
and each fiscal year or period ended October 31

	Janus Growth	Janus Moderate	Janus Conservative
	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Class A Shares
2010	0.56%	0.60%	0.56%
2010(4)	0.39%	0.40%	0.39%
2009(5)	0.50%	0.48%	0.45%

Class C Shares
2010	1.27%	1.23%	1.30%
2010(4)	1.14%	1.16%	1.14%
2009(5)	1.37%	1.26%	1.20%

Class D Shares
2010	0.29%	0.27%	0.31%
2010(6)	0.27%	0.27%	0.24%

Class I Shares
2010	0.24%	0.21%	0.29%
2010(4)	0.14%	0.16%	0.15%
2009(5)	0.49%	0.19%	0.20%

Class S Shares
2010	0.74%	0.68%	0.73%
2010(4)	0.65%	0.66%	0.64%
2009(5)	0.91%	0.92%	0.67%

Class T Shares
2010	0.33%	0.34%	0.45%
2010(4)	0.33%	0.30%	0.31%
2009	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(7)	0.39%	0.42%	0.69%

(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from February 16, 2010 (inception date) through June 30, 2010.
(7)	Period from December 30, 2005 (inception date) through October 31, 2006.

7.	Capital Share Transactions

For the six-month period ended December
31, 2010 (unaudited), the eight-month fiscal period
ended June 30, 2010 and the fiscal year	Janus Growth			Janus Moderate			Janus Conservative
ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers are in thousands)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)

Transactions in Fund Shares – Class A Shares:
Shares sold	113	52	14	222	83	108	156	84	21
Reinvested dividends and distributions	3	–	–	8	3	–	7	1	–
Shares repurchased	(16)	(6)	–	(24)	(24)	(2)	(29)	(2)	–
Net Increase/(Decrease) in Fund Shares	100	46	14	206	62	106	134	83	21
Shares Outstanding, Beginning of Period	60	14	–	168	106	–	104	21	–
Shares Outstanding, End of Period	160	60	14	374	168	106	238	104	21

Janus Asset Allocation Funds | 63

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December
31, 2010 (unaudited), the eight-month fiscal period
ended June 30, 2010 and the fiscal year	Janus Growth			Janus Moderate			Janus Conservative
ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers are in thousands)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)	2010	2010(4)	2009(5)

Transactions in Fund Shares – Class C Shares:
Shares sold	30	67	11	214	202	38	199	139	23
Reinvested dividends and distributions	1	–	–	8	1	–	7	1	–
Shares repurchased	–	(10)	–	(31)	(10)	–	(16)	(15)	–
Net Increase/(Decrease) in Fund Shares	31	57	11	191	193	38	190	125	23
Shares Outstanding, Beginning of Period	68	11	–	231	38	–	148	23	–
Shares Outstanding, End of Period	99	68	11	422	231	38	338	148	23
Transactions in Fund Shares – Class D Shares:
Shares sold	1,362	1,743(6)	N/A	2,539	2,235(6)	N/A	2,409	1,950(6)	N/A
Shares issued in connection with restructuring (Note 9)	N/A	17,576(6)	N/A	N/A	15,531(6)	N/A	N/A	10,943(6)	N/A
Reinvested dividends and distributions	290	– (6)	N/A	428	– (6)	N/A	452	– (6)	N/A
Shares repurchased	(1,835)	(1,479)(6)	N/A	(1,530)	(1,320)(6)	N/A	(1,534)	(1,081)(6)	N/A
Net Increase/(Decrease) in Fund Shares	(183)	17840(6)	N/A	1,437	16446(6)	N/A	1,327	11812(6)	N/A
Shares Outstanding, Beginning of Period	17,840	–	N/A	16,446	–	N/A	11,812	–	N/A
Shares Outstanding, End of Period	17,657	17,840	N/A	17,883	16,446	N/A	13,139	11,812	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	16	187	1	134	167	3	57	48	1
Reinvested dividends and distributions	3	–	–	5	–	–	4	–	–
Shares repurchased	(29)	(3)	–	(75)	(22)	–	(6)	(1)	–
Net Increase/(Decrease) in Fund Shares	(10)	184	1	64	145	3	55	47	1
Shares Outstanding, Beginning of Period	185	1	–	148	3	–	48	1	–
Shares Outstanding, End of Period	175	185	1	212	148	3	103	48	1
Transactions in Fund Shares – Class S Shares:
Shares sold	53	2	1	34	4	1	20	3	15
Reinvested dividends and distributions	1	–	–	1	–	–	1	–	–
Shares repurchased	(2)	–	–	–	–	–	(2)	(7)	–
Net Increase/(Decrease) in Fund Shares	52	2	1	35	4	1	19	(4)	15
Shares Outstanding, Beginning of Period	3	1	–	5	1	–	11	15	–
Shares Outstanding, End of Period	55	3	1	40	5	1	30	11	15
Transactions in Fund Shares – Class T Shares:
Shares sold	117	1,451	5,156	713	2,294	5,504	282	2,094	4,547
Shares reorganized in connection with restructuring (Note 9)	N/A	(17,576)	N/A	N/A	(15,531)	N/A	N/A	(10,943)	N/A
Reinvested dividends and distributions	(203)	309	428	34	351	399	29	333	308
Shares repurchased	13	(1,594)	(3,807)	(231)	(1,071)	(3,242)	(202)	(928)	(3,265)
Net Increase/(Decrease) in Fund Shares	(73)	(17,410)	1,777	516	(13,957)	2,661	109	(9,444)	1,590
Shares Outstanding, Beginning of Period	998	18,408	16,631	938	14,895	12,234	888	10,332	8,742
Shares Outstanding, End of Period	925	998	18,408	1,454	938	14,895	997	888	10,332

(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

64 | DECEMBER 31, 2010

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund(1)	$24,398,219	$24,851,846	$–	$–
Janus Moderate Allocation Fund(2)	43,837,611	14,355,300	–	–
Janus Conservative Allocation Fund(3)	32,048,468	11,052,702	–	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Asset Allocation Funds | 65

Notes to Financial Statements (unaudited) (continued)

11.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

12.	Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

66 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolios’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of

Janus Asset Allocation Funds | 67

Additional Information (unaudited) (continued)

their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

68 | DECEMBER 31, 2010

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Asset Allocation Funds | 69

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

70 | DECEMBER 31, 2010

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Asset Allocation Funds | 71

Notes

72 | DECEMBER 31, 2010

Notes

Janus Asset Allocation Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-226	125-24-93005 02-11

2010 SEMIANNUAL REPORT

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus and to share some good news. Brent Lynn, portfolio manager of Janus Overseas Fund, was recently named Morningstar’s International Stock-Fund Manager of the Year. Please join us in congratulating Brent and the entire investment team on this prestigious honor. Brent is the first to say that this is a collective, rather than an individual honor, and we are proud that Janus’ fundamental research approach has been recognized as it continues to be the driving force behind the investment process of all our products.

Opportunities in the Recovery

As we head into 2011, the big surprise for the year could be that the recovery looks more and more normal by the day. Economic data points continue to impress, defying skeptics who predicted a slide back to recession. Recent clarity on taxes should facilitate greater investment and spending by companies, and the Federal Reserve (Fed) has indicated that it intends to continue stimulating the economy through monetary policy. While unemployment remains high, job creation will follow if companies continue to show strong profitability and see growth on the horizon, which we expect to happen. Overall, the recovery appears to be gaining momentum.

One reason we’re more bullish is that fiscal and monetary policies are working together to fuel economic growth. The extension of the Bush tax package for two years will add an estimated one percentage point to growth in 2011. Economists and politicians may debate the fiscal responsibility of the package, but along with the improved transparency on taxes, the near-term effect is likely to be an increase in spending and confidence. At the same time, the Fed has signaled that it intends to continue stimulating the economy through additional “quantitative easing” as well as reinvesting coupon and principal payments in the Fed’s current portfolio. All told, we believe these steps will help the healing process now underway.

Naturally, our optimism comes with caveats. Recent data on home prices have been disappointing and we continue to view a potential downturn in housing as the biggest risk for the U.S. economy. We are also concerned about sovereign debt issues in Europe and budgetary challenges to state and local governments in the U.S. Eventually, self-sustaining growth will be necessary to facilitate robust job creation.

Equities Remain Attractive

We think U.S. equities will outperform in 2011. Stimulus measures are working through the system and should provide further support. Ideally, we’ll see a “Goldilocks” scenario: the U.S. economy will get a short-term boost from the stimulus and increased credibility on the international stage if Washington finally tackles the deficit.

Despite the rally late in the period, equity valuations remain moderate by historical standards. Companies have emerged from the recession with pristine balance sheets and net margins of 12.3%, as of the fourth quarter of 2010, close to the highest level in more than 25 years for large firms. Another positive indicator for stocks is an increase in mergers-and-acquisitions activity – evidence that companies are starting to deploy their cash.

With the outlook improving, we think that economically sensitive sectors could outperform. Consumer discretionary, energy, technology and industrials may do well if economic indicators continue to gain strength. Increasing clarity on regulations may help health care and financial services. As rules become more clearly defined, these sectors could regain some market leadership.

Going forward, fundamentals should matter more as the market increasingly differentiates companies based on their balance sheets, growth rates and competitive advantages. We believe this will create a better environment for active managers to add value through stock selection.

Higher Yields and Opportunities in Fixed Income

Bonds had a difficult fourth quarter as yields rose sharply and some of the risk aversion bid into the Treasury market receded. Fiscal and monetary policies will be a headwind for the bond market over the next few years. At the same time, we think the rise in yields is justified as economic data have come in better than expected. In our opinion,

Janus Fixed Income & Money Market Funds | 1

Continued

bonds remain attractive when evaluated on real returns (yield minus inflation).

The media continues to discuss “bursting bubbles,” and the more this gets overplayed the greater the opportunities for investors. Higher yields and steeper curves make fixed income more attractive in a low inflationary environment. In this context, we continue to favor corporate debt securities as we believe the health and profitability of corporations are improving. The new wave of financial conservatism in corporations is a welcome sign. We think it represents a new mindset for management that will result in more disciplined investment. More conservative capital structures should lead to higher bond prices.

In this volatile climate, similar to selection of individual equities, individual security selection holds the key to higher risk-adjusted returns. We believe that the construct of the indices does not reflect a proper risk appetite for most investors, in our view, forcing investors to hold debt securities that are not fundamentally improving, thus presenting greater downside risk. We believe an active approach with a focus on fundamental company analysis will yield higher risk-adjusted return with better downside protection long term.

Looking Ahead

Investors should be paying keen attention to the strength of the recovery in the United States, as well as pressures in the global economy. Strong Asian and emerging market growth is fueling inflation in certain regions and forcing central banks to raise rates. Developed nations, meanwhile, are continuing to aggressively pursue loose monetary and fiscal policies. In this environment, investors need to focus more than ever on balance in their portfolios, taking in to account current valuations and expected returns. The global recovery is well underway and this will present new opportunities in the markets as well as new challenges. As always, we will work hard to find the most promising investment opportunities for our shareholders.

Thanks again for your trust and confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | DECEMBER 31, 2010

Co-Chief Investment Officers’ Market Perspective (unaudited)

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Visit janus.com/advisor (or janus.com/allfunds if you hold Shares directly with Janus Capital) for current month-end performance.

Award based on Class T Shares. Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based on Morningstar’s proprietary research and in-depth evaluation by its fund analysts.

The opinions are those of the authors as of December 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (2/11)

Janus Fixed Income & Money Market Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Fixed Income Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Fixed Income Funds only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares of certain Fixed Income Funds only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fixed Income Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

4 | DECEMBER 31, 2010

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We seek to identify the best opportunities across fixed income markets using a bottom-up, fundamentally-driven process that is focused on credit-oriented investments. We believe our approach, which focuses on credit, can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended December 31, 2010, Janus Flexible Bond Fund’s Class T Shares returned 2.29%, compared to a 1.15% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

The U.S. economy continues on the path to recovery, but the path remains cluttered with unpredictable risks and outcomes. While corporate America shows signs of increasing strength, it is being partially offset by factors such as high unemployment and Europe’s sovereign debt problems. Investors are left contemplating the best means to participate in a market that remains highly event-driven and reactive to news flow.

Fears of inflation have put many investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Federal Reserve (Fed) would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We also believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Fund accordingly.

In light of the market’s focus on inflation expectations, investors may begin to see notable divergences in the risk/reward profiles of fixed income. We believe one of the greatest and most under-appreciated risks relates to duration extension of the indices and thus an increase in overall interest rate risk. (Duration measures a bond’s sensitivity to changes in interest rates). The Barclays Capital U.S. Aggregate Bond Index duration increased 15% from 4.21 to 4.85 years over the last six months of 2010 with the most significant change coming from its mortgage-backed securities (MBS) component increasing 83% from 2.18 to 3.99 years. A slowdown in mortgage prepayments and upward movement in interest rates fueled the rise, along with increased issuance of U.S. government debt. This extension in duration increases risk across much of the fixed income spectrum, in our opinion. However, investors who use passive strategies linked to a benchmark are particularly exposed to the market’s increased risk profile.

Fortunately, we have the flexibility to allocate into areas where we think the risk/reward profile is more attractive. Though concerns about rising Treasury rates are timely, we do not believe all fixed income sectors are doomed to negative returns in 2011. For example, we continue to see considerable opportunity in corporate credits. In the investment grade arena, we believe there is ample room for spreads to tighten. In addition, the added yield associated with owning credit can offset some of the volatility in underlying interest rates. We also feel high yield corporate debt offers opportunities, particularly in shorter-duration offerings. There is additional return potential in lower quality debt and we are selectively stepping down the quality spectrum where corporate strength is evident. This enforces our emphasis on credit selection, which we think is critical to driving returns in this volatile and uncertain market.

6 | DECEMBER 31, 2010

(unaudited)

Overall, the fundamentals for many companies have improved, making us more positive on the opportunities ahead. While corporate deleveraging is likely to continue for years, some companies are nearing completion of their balance sheet restructuring and again enforces the value of individual credit selection. Balance sheets and liquidity are generally stronger, inventories are under control and many firms have cut costs and made operational improvements. All of this has helped drive profit margins to near 25-year highs. And management teams are gaining confidence in the recovery. Many firms are now looking to improve their margins through capital expenditures or mergers and acquisition – clear signs of an improving outlook.

In short, we think high-quality companies will continue benefitting in the recovery. In a post-recession world, companies are demonstrating renewed financial discipline with their balance sheets and more emphasis on returns to investors. This combination of corporate strength and discipline, in our opinion, is a very bullish sign for long-term credit investors.

Portfolio Overview

During the volatility and backup in interest rates we held our conviction that credit spreads would tighten further as corporate earnings continued to strengthen and balance sheet leverage declined. Our significant overweighting to corporate credit and our credit selections drove much of the Fund’s outperformance during the period. The fundamental backdrop remains positive for corporate credit in our view. Revenues continue to grow, margins continue to expand and corporations hold record levels of cash on their balance sheets. We believe the improving indicators of economic growth in the U.S. will benefit corporate earnings and ultimately help push underlying Treasury rates somewhat higher over time.

Given this, and the changing inflation expectations, we positioned the Fund for rising rates heading into the latter half of 2010 through shortening duration and holding an underweight position in Treasuries. Though we held beneficial positions in Real Estate Investment Trusts (REITs), our lack of exposure to commercial mortgage-backed securities (CMBS) weighed on comparable returns during the year.

Much of the duration contribution to the Fund, which stood at roughly 96% of the benchmark at year end, stemmed from our corporate credit holdings. While duration positioning is not a main source of alpha for us, we remain interest rate defensive and strive to minimize the effects of interest volatility on the Fund. (Alpha represents the value a portfolio manager has added when taking into account how much risk that was required to generate any excess return.) Our main focus remains on the selection of individual corporate credits, an area where we attempt to generate most of our alpha.

At times, the Fund may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors

Our holding in GE Capital, the financing arm of industrial conglomerate General Electric, was among our top contributors in 2010. As a relative value opportunity, the market discounted GE Capital’s bonds considerably wider than other AA rated securities due to GE Capital’s wholesale funded business model as opposed to the deposit driven model of traditional banks. As the wholesale funding market recovers, so has investor comfort with GE Capital’s bonds. We like that management is reducing risk within their debt profile by rolling off poor performing assets and alleviating short-term funding needs. GE Capital’s funding ratios are now in line with peers and we expect their leadership in middle market business lending to benefit bondholders in the early stages of economic recovery.

Another individual credit name that aided relative results was Reckson Operating Partnership, a New York City focused office property REIT owned by SL Green Realty. We like the company’s portfolio of high quality assets with long lease durations, many on a triple net basis. We also favor the recovery potential of the NYC office market which outperformed all other markets in 2010 driven by improvements in rent recovery, occupancy gains, and property values. We believe bondholders will continue to benefit as management actively pursues an investment grade rating to further reduce their cost of capital.

Detractors

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this regional provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. Investors grew impatient with Regions’ slower-than-expected pace of recovery. Management subsequently surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, Regions was downgraded by a rating agency and the bonds underperformed. It was clear to us our investment thesis

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

was compromised and we subsequently exited the position.

ArcelorMittal, the world’s largest steel maker detracted from relative performance during the period due to our shorter duration position. We like the firm’s broad product offerings and diverse geography, low-cost producer status and management’s commitment to an improving credit profile. The company’s total debt profile rallied strongly during the period, however our position in shorter maturities caused us to miss a portion of the relative performance in the longer bonds.

Outlook

We have become more optimistic on the U.S. economy overall but remain cognizant of the challenges and valuations within fixed income. With the deleveraging process nearing completion for many companies, balance sheets remain strong and firms are now looking to facilitate margin expansion and growth. At the same time we should start to see an increase in shareholder friendly activity in the form of dividend increases and share repurchase programs. These early-stage shareholder friendly activities should not impair balance sheets given their strength, and should be a positive for fixed income investors. At this point in the U.S. recovery, costs have been cut, operational improvements have been made and inventories are under control.

With lackluster labor markets, one might assume that consumer spending would be the last area to recover. But the U.S. consumer remains resilient through the economic uncertainty, tight lending markets and an unemployment rate above 9%. The extension of the Bush tax rates appeared to bolstered confidence, and the consumer seems ready to help spur economic growth. In addition, the Fed’s aggressive stimulus programs have been designed to keep liquidity high in the system, rein in higher rates (which is not working) and allow businesses and consumers to refinance higher coupon debt. The programs should help improve overall credit creation. They have also targeted the mortgage market, aimed at encouraging risk-taking and more confidence in the economy. Ideally, strength in consumer-driven sectors will create sufficient momentum to keep the recovery rolling, sparking more hiring and creating a positive feedback loop.

Despite the U.S. consumer’s strength, the economy continues to face pockets of weakness, particularly in regional manufacturing and housing. The U.S. housing market continued to deteriorate in 2010 with declining investment and falling home prices. We think the large number of foreclosures and the shadow inventory will pressure prices for years. The employment situation also remains challenging with the jobless rate likely to stay elevated well into 2011. Other headwinds include the European sovereign debt problems, elevated fiscal deficits in the U.S. and the large financing needs of the U.S. government.

Inflation remains another area of concern. Pressures are rising in certain segments of the economy and businesses are seeing varying degrees of cost increases. However, inflation has stayed under control at the consumer level, despite meaningfully higher costs in oil and gasoline, as well as most foodstuffs. Core consumer prices are likely to remain tame until the housing market recovers enough to pressure owner’s equivalent rent, a big component of inflation. In addition, a significant improvement in hiring as well as wages would spur more inflation concerns. The dramatic jump in rates in December enforces the argument that the market seems more focused on inflation expectations than fundamental indicators of rising prices. We will be paying close attention to the inputs into the inflation outlook as well as monitoring inflation expectations to help navigate market volatility.

In terms of positioning, we remain overweight corporate credit, selectively stepping down in the ratings spectrum to lower-rated, potentially higher yielding opportunities only if they fit our stringent criteria for inclusion in the Fund. We will not compromise on quality to “stretch” for yield. We maintained a zero weight to agencies at the end of the period as we saw limited value in the sector relative to Treasuries. We also finished the period without an allocation to mortgages. Our concerns with mortgages center around duration extension due to slowing prepayments and challenging valuations due to narrow spreads. In recent months, we have seen the duration concerns play out to some extent and we will continue to monitor mortgages carefully for attractive entry points. We maintained a modest weight in Treasuries to insure against a fear driven flight to safety through period end.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

8 | DECEMBER 31, 2010

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2010

Weighted Average Maturity	6.4 Years
Average Effective Duration*	4.6 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.76%
With Reimbursement	2.76%
Class A Shares at MOP
Without Reimbursement	2.63%
With Reimbursement	2.63%
Class C Shares***
Without Reimbursement	1.94%
With Reimbursement	1.94%
Class D Shares
Without Reimbursement	2.96%
With Reimbursement	2.96%
Class I Shares
Without Reimbursement	3.04%
With Reimbursement	3.04%
Class R Shares
Without Reimbursement	2.35%
With Reimbursement	2.35%
Class S Shares
Without Reimbursement	2.61%
With Reimbursement	2.61%
Class T Shares
Without Reimbursement	2.86%
With Reimbursement	2.86%
Number of Bonds/Notes	293

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2010

AAA	27.4%
AA	5.0%
A	14.2%
BBB	32.7%
BB	15.9%
B	4.6%
Other	0.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2010

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.7% of total net assets.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010						Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	2.26%	7.38%	7.25%	6.51%	7.57%	0.76%	0.76%

MOP	–2.56%	2.26%	6.21%	5.99%	7.35%

Janus Flexible Bond Fund – Class C Shares

NAV	1.87%	6.57%	6.53%	5.78%	6.90%	1.51%	1.51%

CDSC	0.89%	5.57%	6.53%	5.78%	6.90%

Janus Flexible Bond Fund – Class D Shares(1)	2.35%	7.53%	7.30%	6.54%	7.59%	0.60%	0.60%

Janus Flexible Bond Fund – Class I Shares	2.37%	7.59%	7.29%	6.54%	7.58%	0.59%	0.55%

Janus Flexible Bond Fund – Class R Shares	2.03%	6.91%	6.80%	6.05%	7.17%	1.20%	1.20%

Janus Flexible Bond Fund – Class S Shares	2.26%	7.27%	7.07%	6.31%	7.43%	0.95%	0.95%

Janus Flexible Bond Fund – Class T Shares	2.29%	7.45%	7.29%	6.54%	7.58%	0.70%	0.70%

Barclays Capital U.S. Aggregate Bond Index	1.15%	6.54%	5.80%	5.84%	7.31%**

Lipper Quartile – Class T Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	–	300/567	33/390	27/257	2/21

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | DECEMBER 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Flexible Bond Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each share class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund (unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

12 | DECEMBER 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,022.60	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,018.70	$7.73

Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,023.50	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,023.70	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,020.30	$6.16

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,021.70	$4.84

Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,022.90	$3.62

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.52% for Class C Shares, 0.59% for Class D Shares, 0.55% for Class I Shares, 1.21% for Class R Shares, 0.95% for Class S Shares and 0.71% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 2.2%
Aerospace and Defense – 0.5%
$15,338,000	TransDigm Group, Inc. 5.0000%, 12/6/16‡	$15,475,582
Automotive – Cars and Light Trucks – 0.2%
4,938,764	Ford Motor Co. 3.0200%, 12/15/13‡	3,515,319
1,415,482	Ford Motor Co. 3.0400%, 12/15/13‡	1,412,283
		4,927,602
Data Processing and Management – 0.1%
2,039,888	Fidelity National Information 5.2500%, 7/18/16‡	2,062,816
Retail – Apparel and Shoe – 0.9%
15,569,116	Phillips-Van Heusen Corp. 0%, 5/6/16 (a),‡	15,759,838
14,402,028	Phillips-Van Heusen Corp. 4.7500%, 5/6/16‡	14,578,453
		30,338,291
Retail – Restaurants – 0.5%
2,010,596	DineEquity, Inc. 0%, 10/19/17 (a),‡	2,038,844
15,275,462	DineEquity, Inc. 6.0000%, 10/19/17‡	15,490,083
		17,528,927

Total Bank Loans (cost $70,272,530)		70,333,218

Corporate Bonds – 68.8%
Advertising Services – 0.4%
1,393,000	WPP Finance UK 5.8750%, 6/15/14	1,505,035
9,142,000	WPP Finance UK 8.0000%, 9/15/14	10,517,386
		12,022,421
Agricultural Chemicals – 0.3%
6,158,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	6,001,741
3,978,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	4,280,407
		10,282,148
Airlines – 0.1%
3,591,000	Southwest Airlines Co. 5.2500%, 10/1/14	3,776,788
Automotive – Cars and Light Trucks – 0.6%
9,066,000	Daimler Finance North America LLC 6.5000%, 11/15/13	10,263,338
7,468,000	Ford Motor Co. 7.4500%, 7/16/31	8,000,095
		18,263,433
Beverages – Non-Alcoholic – 1.6%
30,675,000	The Coca-Cola Co. 0.7500%, 11/15/13	30,277,636
20,767,000	The Coca-Cola Co. 1.5000%, 11/15/15	19,933,039
		50,210,675
Brewery – 0.7%
8,862,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	10,134,539
8,645,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	10,757,388
		20,891,927
Building – Residential and Commercial – 0.3%
3,269,000	D.R. Horton, Inc. 7.8750%, 8/15/11	3,383,415
4,686,000	MDC Holdings, Inc. 5.3750%, 12/15/14	4,720,934
		8,104,349
Building Products – Cement and Aggregate – 1.5%
1,173,000	CRH America, Inc. 5.6250%, 9/30/11	1,209,985
4,468,000	CRH America, Inc. 4.1250%, 1/15/16	4,439,449
6,620,000	CRH America, Inc. 8.1250%, 7/15/18	7,652,071
16,451,000	CRH America, Inc. 5.7500%, 1/15/21	16,263,607
11,260,000	Hanson, Ltd. 6.1250%, 8/15/16	11,485,200
7,058,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	7,329,338
		48,379,650
Cable Television – 0.4%
13,355,000	Comcast Corp. 5.1500%, 3/1/20	14,027,344
Chemicals – Diversified – 1.8%
3,635,000	Dow Chemical Co. 7.6000%, 5/15/14	4,192,565
20,962,000	Dow Chemical Co. 8.5500%, 5/15/19	26,270,585
12,462,000	Dow Chemical Co. 4.2500%, 11/15/20	11,937,325
13,465,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	14,895,656
		57,296,131
Chemicals – Specialty – 0.5%
12,652,000	Ashland, Inc. 9.1250%, 6/1/17	14,581,430
Coal – 0.1%
2,125,000	Peabody Energy Corp. 6.5000%, 9/15/20	2,268,438
Coatings and Paint Products – 0.3%
9,685,000	RPM International, Inc. 6.1250%, 10/15/19	10,032,721
Commercial Banks – 3.6%
9,662,000	American Express Bank FSB 5.5000%, 4/16/13	10,413,636
16,429,000	CIT Group, Inc. 7.0000%, 5/1/13	16,757,580
6,620,000	Credit Suisse New York 5.0000%, 5/15/13	7,124,987
7,595,000	Credit Suisse New York 5.5000%, 5/1/14	8,329,072

See Notes to Schedules of Investments and Financial Statements.

14 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Commercial Banks – (continued)

$5,770,000	Discover Bank 8.7000%, 11/18/19	$6,791,948
6,429,000	Discover Bank 7.0000%, 4/15/20	6,911,445
15,794,000	HSBC USA, Inc. 5.0000%, 9/27/20	15,288,181
20,774,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	20,421,507
15,800,000	SVB Financial Group 5.3750%, 9/15/20	15,192,980
7,564,000	Zions Bancorp. 7.7500%, 9/23/14	7,885,545
		115,116,881
Computer Services – 0.2%
5,376,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	5,705,129
Computers – Memory Devices – 0.6%
9,123,000	Seagate Technology 6.3750%, 10/1/11	9,362,479
7,306,000	Seagate Technology 10.0000%, 5/1/14 (144A)	8,566,285
		17,928,764
Containers – Metal and Glass – 0.6%
3,269,000	Ball Corp. 7.1250%, 9/1/16	3,522,348
4,504,000	Ball Corp. 6.6250%, 3/15/18	4,594,080
3,632,000	Ball Corp. 7.3750%, 9/1/19	3,904,400
8,261,000	Ball Corp. 5.7500%, 5/15/21	7,992,517
		20,013,345
Data Processing and Management – 0.9%
10,517,000	Fiserv, Inc. 3.1250%, 10/1/15	10,413,744
18,633,000	Fiserv, Inc. 4.6250%, 10/1/20	18,097,953
		28,511,697
Diversified Banking Institutions – 5.4%
15,975,000	Bank of America Corp. 5.6250%, 7/1/20	16,286,385
13,874,000	Citigroup, Inc. 5.0000%, 9/15/14	14,352,348
7,044,000	Citigroup, Inc. 4.7500%, 5/19/15	7,375,751
29,000,000	Citigroup, Inc. 5.3750%, 8/9/20	30,131,203
12,930,000	GMAC, Inc. 6.8750%, 9/15/11	13,285,575
3,271,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	3,332,861
23,371,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	24,150,680
8,979,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,027,262
7,368,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	7,251,925
11,098,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	10,838,862
14,159,000	Morgan Stanley 4.0000%, 7/24/15	14,232,414
6,057,000	Morgan Stanley 3.4500%, 11/2/15	5,905,308
6,449,000	Morgan Stanley 5.6250%, 9/23/19	6,575,936
7,402,000	Morgan Stanley 5.5000%, 7/24/20	7,478,048
		171,224,558
Diversified Financial Services – 2.4%
3,777,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,037,949
5,296,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,861,396
26,428,000	General Electric Capital Corp. 6.0000%, 8/7/19	29,403,555
21,295,000	General Electric Capital Corp. 5.5000%, 1/8/20	22,774,726
13,670,000	General Electric Capital Corp. 6.8750%, 1/10/39	15,797,872
		77,875,498
Diversified Minerals – 1.6%
16,045,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	16,446,125
3,591,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,819,118
3,192,000	Teck Resources, Ltd. 9.7500%, 5/15/14	3,991,756
6,770,000	Teck Resources, Ltd. 5.3750%, 10/1/15	7,433,900
2,578,000	Teck Resources, Ltd. 10.2500%, 5/15/16	3,190,275
9,262,000	Teck Resources, Ltd. 6.1250%, 10/1/35	9,971,608
4,986,000	Vale Overseas, Ltd. 4.6250%, 9/15/20	4,936,559
		49,789,341
Diversified Operations – 0.7%
5,085,000	SPX Corp 7.6250%, 12/15/14	5,529,937
15,359,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	16,513,490
		22,043,427
Electric – Integrated – 2.1%
6,153,000	CMS Energy Corp. 8.5000%, 4/15/11	6,271,876
6,051,000	CMS Energy Corp. 1.2391%, 1/15/13‡	5,937,544
8,929,000	CMS Energy Corp. 4.2500%, 9/30/15	8,841,335
6,182,000	CMS Energy Corp. 5.0500%, 2/15/18	6,112,663
6,298,000	Monongahela Power Co. 6.7000%, 6/15/14	6,982,933
2,931,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	3,149,846

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Electric – Integrated – (continued)

$8,304,000	Public Service Co. of Colorado 3.2000%, 11/15/20	$7,829,700
6,079,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,533,411
15,935,000	Xcel Energy, Inc. 4.7000%, 5/15/20	16,405,067
		68,064,375
Electronic Components – Semiconductors – 1.2%
6,198,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,595,298
18,272,000	National Semiconductor Corp. 3.9500%, 4/15/15	18,609,630
12,854,000	National Semiconductor Corp. 6.6000%, 6/15/17	14,200,508
		39,405,436
Electronic Connectors – 0.5%
15,255,000	Amphenol Corp. 4.7500%, 11/15/14	16,297,191
Electronic Measuring Instruments – 0.1%
4,735,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,790,513
Electronics – Military – 1.5%
2,249,000	L-3 Communications Corp. 5.8750%, 1/15/15	2,291,169
32,001,000	L-3 Communications Corp. 6.3750%, 10/15/15	32,961,030
4,470,000	L-3 Communications Corp. 5.2000%, 10/15/19	4,544,296
7,449,000	L-3 Communications Corp. 4.7500%, 7/15/20	7,318,501
		47,114,996
Enterprise Software/Services – 0.3%
7,651,000	BMC Software, Inc. 7.2500%, 6/1/18	8,851,526
Finance – Auto Loans – 0.7%
5,085,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	5,255,582
4,973,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,287,338
10,012,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	10,522,522
2,120,000	Hyundai Capital America 3.7500%, 4/6/16 (144A)	2,082,107
		23,147,549
Finance – Credit Card – 0.4%
9,751,000	American Express Co. 6.8000%, 9/1/66‡	9,653,490
4,050,000	American Express Credit Co. 7.3000%, 8/20/13	4,563,775
		14,217,265
Finance – Investment Bankers/Brokers – 1.9%
5,947,000	Charles Schwab Corp. 4.4500%, 7/22/20	5,924,015
8,255,000	Jefferies Group, Inc. 3.8750%, 11/9/15	8,113,872
7,446,000	Jefferies Group, Inc. 8.5000%, 7/15/19	8,513,615
8,840,000	Lazard Group LLC 7.1250%, 5/15/15	9,518,877
4,535,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	4,691,185
16,083,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	16,631,334
5,564,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	5,826,665
		59,219,563
Finance – Other Services – 0.3%
9,673,000	CME Group, Inc. 5.7500%, 2/15/14	10,710,400
Food – Meat Products – 1.3%
2,263,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	2,411,510
34,879,000	Tyson Foods, Inc. 7.3500%, 4/1/16‡	38,257,903
		40,669,413
Food – Miscellaneous/Diversified – 2.1%
12,775,000	Corn Products International, Inc. 3.2000%, 11/1/15	12,813,861
10,360,000	Corn Products International, Inc. 6.6250%, 4/15/37	10,829,432
8,069,000	Del Monte Corp. 6.7500%, 2/15/15	8,240,466
2,065,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,521,386
9,215,000	Kraft Foods, Inc. 2.6250%, 5/8/13	9,476,872
8,649,000	Kraft Foods, Inc. 5.3750%, 2/10/20	9,308,651
12,722,000	Kraft Foods, Inc. 6.5000%, 2/9/40	14,256,642
		67,447,310
Gas – Distribution – 0.1%
1,816,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	1,969,697
Gold Mining – 0.2%
6,276,000	Gold Fields Orogen Holding BVI, Ltd. 4.8750%, 10/7/20 (144A)	6,003,835
Hotels and Motels – 1.5%
6,776,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	7,087,337
2,179,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	2,382,107
9,557,000	Marriott International, Inc. 4.6250%, 6/15/12	9,937,789
2,679,000	Marriott International, Inc. 5.6250%, 2/15/13	2,873,198
1,895,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	2,150,825
2,479,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,714,505
10,170,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	11,237,850
8,385,000	Wyndham Worldwide Corp. 5.7500%, 2/1/18	8,526,170
		46,909,781

See Notes to Schedules of Investments and Financial Statements.

16 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Investment Management and Advisory Services – 1.0%
$8,045,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	$9,506,245
3,723,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	3,916,816
10,521,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	10,941,840
7,300,000	FMR LLC 6.4500%, 11/15/39 (144A)	6,942,731
		31,307,632
Life and Health Insurance – 0.1%
2,687,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,830,964
Medical – Biomedical and Genetic – 1.0%
4,609,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	5,000,765
7,521,000	Celgene Corp. 2.4500%, 10/15/15	7,305,358
10,449,000	Celgene Corp. 3.9500%, 10/15/20	9,934,230
4,738,000	Genzyme Corp. 3.6250%, 6/15/15	4,864,197
5,930,000	Genzyme Corp. 5.0000%, 6/15/20	6,225,699
		33,330,249
Medical – Drugs – 0.2%
5,785,000	Abbott Laboratories 4.1250%, 5/27/20	5,881,789
Medical – Hospitals – 0.4%
12,157,000	HCA, Inc. 9.2500%, 11/15/16	12,969,999
Medical – Wholesale Drug Distributors – 0.1%
3,704,000	McKesson Corp. 6.5000%, 2/15/14	4,161,366
Medical Labs and Testing Services – 0.3%
8,499,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,882,969
Medical Products – 0.5%
6,286,000	CareFusion Corp. 4.1250%, 8/1/12	6,549,207
7,990,000	Hospira, Inc. 6.4000%, 5/15/15	9,046,358
		15,595,565
Metal – Copper – 0.6%
9,226,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	9,721,897
9,972,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	11,031,525
		20,753,422
Metal Processors and Fabricators – 0.1%
2,179,000	Timken Co. 6.0000%, 9/15/14	2,398,602
Multi-Line Insurance – 1.4%
10,337,000	American International Group, Inc. 6.4000%, 12/15/20	10,845,673
9,623,000	MetLife, Inc. 2.3750%, 2/6/14	9,668,671
4,194,000	MetLife, Inc. 6.7500%, 6/1/16	4,864,885
4,908,000	MetLife, Inc. 7.7170%, 2/15/19	6,025,704
8,192,000	MetLife, Inc. 4.7500%, 2/8/21	8,364,220
4,168,000	MetLife, Inc. 5.8750%, 2/6/41	4,394,439
		44,163,592
Multimedia – 0.8%
14,411,000	NBC Universal, Inc. 2.8750%, 4/1/16 (144A)	14,078,942
8,310,000	NBC Universal, Inc. 5.9500%, 4/1/41 (144A)	8,309,152
4,336,000	Time Warner, Inc. 3.1500%, 7/15/15	4,405,454
		26,793,548
Non-Hazardous Waste Disposal – 0.3%
8,815,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	9,332,881
Office Automation and Equipment – 0.2%
1,208,000	Xerox Corp. 5.6500%, 5/15/13	1,309,305
2,953,000	Xerox Corp. 8.2500%, 5/15/14	3,446,949
2,622,000	Xerox Corp. 5.6250%, 12/15/19	2,810,624
		7,566,878
Oil and Gas Drilling – 0.6%
17,733,000	Nabors Industries, Inc. 5.0000%, 9/15/20 (144A)	17,201,773
2,402,000	Noble Holding International, Ltd. 3.4500%, 8/1/15	2,452,879
		19,654,652
Oil Companies – Exploration and Production – 0.5%
9,473,000	Forest Oil Corp. 8.0000%, 12/15/11	9,899,285
5,321,000	Forest Oil Corp. 8.5000%, 2/15/14	5,813,192
		15,712,477
Oil Companies – Integrated – 0.8%
18,040,000	BP Capital Markets PLC 3.1250%, 10/1/15	18,027,606
8,336,000	BP Capital Markets PLC 4.5000%, 10/1/20	8,315,902
		26,343,508
Oil Refining and Marketing – 0.6%
7,351,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,245,698
12,241,000	NuStar Logistics L.P. 4.8000%, 9/1/20	11,872,019
		20,117,717

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Paper and Related Products – 0.7%
$4,823,000	Georgia-Pacific LLC 7.1250%, 1/15/17 (144A)	$5,136,495
16,421,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	16,235,098
		21,371,593
Pharmacy Services – 0.3%
9,032,000	Express Scripts, Inc. 6.2500%, 6/15/14	10,097,433
Pipelines – 2.9%
10,481,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	10,308,734
1,862,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	1,953,594
6,608,000	Energy Transfer Equity L.P. 7.5000%, 10/15/20	6,806,240
3,632,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	3,984,010
2,294,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,526,415
15,810,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	16,007,625
2,347,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	2,912,615
13,760,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	14,217,905
20,730,000	TransCanada Pipelines, Ltd. 3.8000%, 10/1/20	20,228,894
3,760,000	Williams Partners L.P. 3.8000%, 2/15/15	3,885,595
10,329,000	Williams Partners L.P. 4.1250%, 11/15/20	9,783,515
		92,615,142
Property and Casualty Insurance – 0.1%
4,808,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	4,797,192
Publishing – Newspapers – 0.1%
1,657,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	1,669,428
Publishing – Periodicals – 0.5%
15,931,000	United Business Media Ltd. 5.7500%, 11/3/20 (144A)	15,294,716
Real Estate Management/Services – 1.0%
7,465,000	AMB Property L.P. 6.1250%, 12/1/16	8,120,389
10,417,000	AMB Property L.P. 4.0000%, 1/15/18	9,889,473
7,390,000	AMB Property L.P. 6.6250%, 12/1/19	8,108,005
7,496,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20 (144A)	7,496,000
		33,613,867
Real Estate Operating/Development – 0.3%
10,500,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	10,080,399
Reinsurance – 1.6%
15,255,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	15,865,017
11,170,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	11,252,099
11,170,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	11,408,189
11,351,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,712,870
		50,238,175
REIT – Apartments – 0.3%
8,308,000	BRE Properties, Inc. 5.2000%, 3/15/21	8,382,656
REIT – Diversified – 0.2%
6,200,000	Goodman Funding Pty Ltd. 6.3750%, 11/12/20 (144A)	5,946,730
REIT – Health Care – 0.9%
6,301,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,655,431
7,515,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	7,240,597
4,156,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	4,322,032
6,901,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	7,176,695
1,762,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	1,846,219
		27,240,974
REIT – Hotels – 0.7%
5,523,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	5,605,845
15,349,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	15,675,166
		21,281,011
REIT – Office Property – 0.7%
3,729,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	3,841,314
17,961,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	19,218,270
		23,059,584
REIT – Regional Malls – 1.1%
17,862,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	18,509,497
15,226,000	Rouse Co. L.P. 6.7500%, 11/9/15	15,758,910
		34,268,407
REIT – Warehouse and Industrial – 0.3%
9,127,000	ProLogis 6.6250%, 5/15/18	9,690,985
733,000	ProLogis 6.8750%, 3/15/20	778,244
		10,469,229
Resorts and Theme Parks – 0.5%
14,936,000	Vail Resorts, Inc. 6.7500%, 2/15/14	15,122,700

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Retail – Apparel and Shoe – 0.2%
$7,512,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	$7,981,500
Retail – Auto Parts – 0.3%
10,357,000	AutoZone, Inc. 4.0000%, 11/15/20	9,781,897
Retail – Computer Equipment – 0%
1,077,000	GameStop Corp. 8.0000%, 10/1/12	1,101,233
Retail – Propane Distribution – 0.1%
4,138,000	Amerigas Partners L.P. 7.2500%, 5/20/15	4,251,795
Retail – Regional Department Stores – 0.8%
3,404,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	3,684,830
4,904,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,185,980
10,588,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	11,302,690
5,632,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	5,533,440
		25,706,940
Retail – Restaurants – 0.6%
10,492,000	Brinker International 5.7500%, 6/1/14	11,027,071
9,007,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	9,641,498
		20,668,569
Steel – Producers – 0.8%
2,452,000	ArcelorMittal 5.3750%, 6/1/13	2,606,363
15,901,000	ArcelorMittal 5.2500%, 8/5/20	15,720,095
7,798,000	Steel Dynamics, Inc. 7.6250%, 3/15/20 (144A)	8,343,860
		26,670,318
Super-Regional Banks – 0.7%
3,337,000	Comerica, Inc. 3.0000%, 9/16/15	3,298,871
4,359,000	National City Corp. 6.8750%, 5/15/19	4,894,098
3,761,000	PNC Funding Corp. 3.6250%, 2/8/15	3,888,701
5,639,000	PNC Funding Corp. 5.1250%, 2/8/20	5,877,485
3,721,000	Wells Fargo & Co. 3.6250%, 4/15/15	3,858,465
		21,817,620
Telecommunication Services – 0.2%
5,533,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18	5,823,483
Telephone – Integrated – 2.1%
3,887,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	3,935,588
34,078,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	35,270,730
20,194,000	Sprint Capital Corp. 7.6250%, 1/30/11	20,244,485
7,475,000	Sprint Capital Corp. 8.3750%, 3/15/12	7,904,812
		67,355,615
Television – 0.4%
9,734,000	CBS Corp. 8.2000%, 5/15/14	11,354,614
2,927,000	CBS Corp. 4.3000%, 2/15/21	2,779,268
		14,133,882
Toys – 0.1%
2,445,000	Mattel, Inc. 4.3500%, 10/1/20	2,369,300
Transportation – Railroad – 0.9%
2,598,157	CSX Corp. 8.3750%, 10/15/14	3,022,358
1,095,000	Kansas City Southern de Mexico S.A. de C.V. 7.3750%, 6/1/14	1,144,275
15,655,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	16,946,537
5,337,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	5,350,343
1,570,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,868,300
		28,331,813
Transportation – Services – 0.6%
16,662,000	Asciano Finance, Ltd. 4.6250%, 9/23/20 (144A)	15,452,372
4,519,000	Ryder System, Inc. 3.6000%, 3/1/16	4,505,190
		19,957,562
Transportation – Truck – 0.5%
15,787,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	15,594,130

Total Corporate Bonds (cost $2,141,500,237)		2,199,057,648

Preferred Stock – 0.1%
Diversified Banking Institutions – 0.1%
152,275	Citigroup Capital, 0% (cost $3,806,875)	4,097,720

U.S. Treasury Notes/Bonds – 27.3%
	U.S. Treasury Notes/Bonds:
$11,138,000	1.1250%, 6/30/11	11,189,335
20,372,000	1.0000%, 10/31/11	20,491,360
4,023,000	1.0000%, 12/31/11	4,049,242
15,905,000	1.1250%, 1/15/12	16,032,367
68,613,000	0.8750%, 1/31/12	68,996,272
30,339,000	4.6250%, 2/29/12	31,823,942
90,681,000	0.8750%, 2/29/12	91,208,763
22,614,000	1.3750%, 5/15/12	22,914,337
2,338,000	1.5000%, 7/15/12	2,376,815
29,984,000	0.6250%, 7/31/12	30,065,856
5,692,000	1.3750%, 1/15/13	5,778,712
24,474,000	1.3750%, 2/15/13	24,843,019

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 19

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

$2,562,000	1.7500%, 4/15/13	$2,620,849
58,284,000	1.1250%, 6/15/13	58,761,929
95,578,000	1.0000%, 7/15/13	96,048,244
5,087,000	0.7500%, 8/15/13	5,076,668
5,756,000	2.7500%, 10/31/13	6,050,546
35,048,000	1.7500%, 1/31/14	35,781,835
5,858,000	1.8750%, 2/28/14	5,998,955
4,053,000	1.7500%, 3/31/14	4,132,475
28,490,000	2.2500%, 5/31/14**	29,471,566
13,906,000	2.6250%, 7/31/14	14,543,715
7,666,000	2.3750%, 8/31/14	7,941,501
21,014,000	2.3750%, 9/30/14	21,765,902
5,110,000	2.6250%, 12/31/14	5,328,371
18,362,000	2.2500%, 1/31/15	18,849,731
27,093,000	2.3750%, 2/28/15	27,922,859
12,771,000	2.5000%, 3/31/15	13,219,007
15,516,186	0.5000%, 4/15/15ÇÇ	15,860,459
16,824,000	2.5000%, 4/30/15	17,393,122
37,101,000	2.1250%, 5/31/15	37,692,390
1,202,000	1.8750%, 6/30/15	1,206,789
14,317,000	1.7500%, 7/31/15	14,271,186
2,920,000	1.2500%, 9/30/15	2,833,083
1,540,000	1.2500%, 10/31/15	1,490,430
5,946,774	1.2500%, 7/15/20ÇÇ	6,088,938
16,657,000	2.6250%, 11/15/20	15,712,232
10,253,000	5.2500%, 2/15/29	11,758,909
5,044,000	4.3750%, 11/15/39	5,070,794
12,087,000	4.6250%, 2/15/40	12,661,133
2,959,000	4.3750%, 5/15/40	2,973,322
20,041,000	3.8750%, 8/15/40	18,459,645
25,690,000	4.2500%, 11/15/40	25,272,537

Total U.S. Treasury Notes/Bonds (cost $861,198,508)		872,029,142

Short-Term Taxable Variable Rate Demand Note – 0.3%
7,275,000	State of California Build America Bonds – Variable Purpose (cost $7,968,625)	7,545,194

Money Market – 0.7%
23,932,620	Janus Cash Liquidity Fund LLC, 0% (cost $23,932,620)	23,932,620

Total Investments (total cost $3,108,679,395) – 99.4%		3,176,995,542

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		17,865,453

Net Assets – 100%		$3,194,860,995

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$43,846,968	1.4%
Canada	60,651,420	1.9%
Cayman Islands	25,318,202	0.8%
Luxembourg	42,169,286	1.3%
Mexico	23,441,155	0.7%
Switzerland	15,454,059	0.5%
United Kingdom	76,096,119	2.4%
United States††	2,884,014,498	90.8%
Virgin Islands (British)	6,003,835	0.2%

Total	$3,176,995,542	100.0%

††	Includes Cash Equivalents (90.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

20 | DECEMBER 31, 2010

Janus Global Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Janus Global Bond Fund began investment operations on December 28, 2010. The information provided for Janus Global Bond Fund reflects investment activity for the period December 28, 2010 to December 31, 2010.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

Average Annual Total Return – for the periods ended December 31, 2010		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	0.00%	1.68%	1.00%

MOP	–4.76%

Janus Global Bond Fund – Class C Shares

NAV	0.00%	2.45%	1.75%

CDSC	–1.00%

Janus Global Bond Fund – Class D Shares(1)	0.00%	1.47%	0.90%

Janus Global Bond Fund – Class I Shares	0.00%	1.34%	0.75%

Janus Global Bond Fund – Class S Shares	0.00%	1.82%	1.25%

Janus Global Bond Fund – Class T Shares	0.00%	1.57%	1.00%

Barclays Capital Global Aggregate Bond Index	1.50%

Barclays Capital Global Aggregate Corporate Bond Index	1.53%

Lipper Quartile – Class T Shares	–

Lipper Ranking – based on total returns for Global Income Funds	–

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative service fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

See important disclosures on the next page.

22 | DECEMBER 31, 2010

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$13.36

Hypothetical (5% return before expenses)	$1,000.00	$1,011.85	$13.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$16.18

Hypothetical (5% return before expenses)	$1,000.00	$1,009.02	$16.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$12.85

Hypothetical (5% return before expenses)	$1,000.00	$1,012.35	$12.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$12.40

Hypothetical (5% return before expenses)	$1,000.00	$1,012.80	$12.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$14.27

Hypothetical (5% return before expenses)	$1,000.00	$1,010.94	$14.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/28/10)	(12/31/10)	(12/28/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$13.36

Hypothetical (5% return before expenses)	$1,000.00	$1,011.85	$13.44

†	Expenses are equal to the annualized expense ratio of 2.65% for Class A Shares, 3.21% for Class C Shares, 2.55% for Class D Shares, 2.46% for Class I Shares, 2.83% for Class S Shares and 2.65% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital. Actual expenses paid reflect only the inception period (December 28, 2010 to December 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio multiplied by the average account value over the period multiplied by 4/365 (to reflect the period); however, hypothetical expenses are multiplied by 184/365 (to reflect a one-half year period).

24 | DECEMBER 31, 2010

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Money Market – 100.0%
10,009,000	Janus Cash Liquidity Fund LLC, 0% (cost $10,009,000)	$10,009,000

Total Investments (total cost $10,009,000) – 100.0%		10,009,000

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		4,243

Net Assets – 100%		$10,013,243

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$10,009,000	100.0%

Total	$10,009,000	100.0%

††	Includes Cash Equivalents (0.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 25

Janus High-Yield Fund (unaudited)

Fund Snapshot
We seek to identify total return opportunities within the high-yield corporate bond market with a focus on companies that are committed to improving their capital structure. We believe a bottom-up, fundamentally-driven investment process that is focused on key credit characteristics can generate risk-adjusted performance relative to our peers over time. Through our comprehensive research process, we seek to invest with conviction in the high-yield markets.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2010, Janus High-Yield Fund’s Class T Shares returned 11.67%, compared to a 10.15% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Economic Update

The U.S. economy continues on the path to recovery, but the path remains cluttered with unpredictable risks and outcomes. While corporate America shows signs of increasing strength, it is being partially offset by factors such as high unemployment and Europe’s sovereign debt problems. Investors are left contemplating the best means to participate in a market that remains highly event-driven and reactive to news flow.

Fears of inflation have put many investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Federal Reserve (Fed) would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We also believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Fund accordingly.

Though concerns about inflation and rising Treasury rates are timely, the assumption that all fixed income sectors are doomed to negative returns in 2011 oversimplifies the issue. We continue to see considerable opportunity for attractive risk-adjusted returns in high yield credit. We believe there is ample room for spreads to tighten and the additional yield can offset the volatility in underlying interest rates. While the higher yields are attractive, there is additional risk in investing in lower quality companies. Ultimately, the ability to drive returns through individual security selection is crucial to navigating this market.

Perhaps to the surprise of some investors, the frequency of defaults in high yield corporate bonds has trended lower following the 2008 crisis. Following the rampant level of leveraged buyout (LBO) activity in 2007, the market briefly saw a default rate of approximately 12% during the ensuing credit crisis. However, the easy money policy driven by the Fed encouraged banks and bondholders to restructure the terms of the bonds. Modifications included amend & extend agreements, covenant removal and coupon reductions. As a result, default rates are approaching historic lows near 2%. We believe this trend will continue until monetary conditions tighten.

Investors should also remain mindful of the significant maturities facing many corporate borrowers in 2014. Though there is still time for management teams to address the issue, as we move closer to 2014 the market will demand greater risk premiums as this “maturity wall” approaches. We believe this situation offers considerable opportunity for high yield investors, but, as we said, the key will be individual security selection to maximize risk-adjusted return.

While the deleveraging process in corporate America is likely to continue for years, some companies are nearing completion of their balance sheet restructuring. Balance sheets and liquidity are generally stronger, inventories are

26 | DECEMBER 31, 2010

(unaudited)

under control and many firms have cut costs and made operational improvements. All of this has helped drive profit margins to near 25-year highs. And management teams are gaining confidence in the recovery. Many firms are now looking to improve their margins through capital expenditures or mergers and acquisition – clear signs of an improving outlook. In short, we think high-quality companies will continue benefitting in the recovery. In a post-recession world, companies are demonstrating renewed financial discipline with their balance sheets and greater emphasis on returns on invested capital. This combination of corporate strength and discipline, in our opinion, is a very bullish sign for both long-term credit investors.

Portfolio Overview

Despite trailing peers and benchmark early in the year, the Fund’s strong outperformance during the fourth quarter helped to push it ahead on a relative basis for the six month period. A general aversion to risk dominated sentiment just as the period began, but quickly subsided as investors returned to risk. High yield spreads narrowed amid improving corporate health, better-than-expected economic data and speculation that the Federal Reserve was likely to embark on a second round of quantitative easing (QE2), which it did during the fourth quarter. The Fund’s performance kept pace relatively well during this period.

Overall, the Fund’s outperformance was driven largely by our credit selections. Our non-benchmark exposure to bank loans, which was modestly positive for the period, weighed on comparable returns, while a small position in convertible bonds benefited the Fund. Looking at our sector exposures, the Fund benefited from our automotive and wire-line holdings. Our lack of exposure to life insurers, banks and property and casualty companies held back relative returns. In terms of positioning, we were favoring lower rated credits, overweighting the Fund in B- and CCC-rated names we felt were better quality than suggested by their ratings and their better return profiles.

Contributors to Performance

Visteon Corp., a leading supplier of automotive systems, modules, and components to automotive manufacturers across the globe was a top performer for the period. Having, in our opinion, the best product and customer mix amongst its peers, we also favor Visteon’s dominant market position in Asia relative to other U.S. suppliers. Similarly, Ford Motor Co. had strong results during the period as the U.S. automaker accelerated its progress back to investment grade by paying down debt faster than the street anticipated. We added to our position during a period of weakness in the sector mid-year and benefited from a rally in the credit when Ford achieved a positive cash balance net of debt outstanding at their fiscal year end.

Qwest Communications International, a provider of voice, broadband Internet-based data and image communications was another strong performer for the period. The Fund continued to hold a significant overweight position in the company through year end. We like that Qwest remains committed to paying down debt with its historically strong free cash flow generation. Relative returns also benefited from the acquisition announcement by investment grade rated CenturyTel (now CenturyLink), which caused Qwest bonds to tighten during the period.

Detractors from Performance

Certain strong performing names within the benchmark were either not owned or underweight by the Fund and negatively impacted relative return. In the case of AIG, we were underweight all three components of the firm: AIG’s hybrid securities, ILFC (International Lease Finance Corp.), and American General. In the case of AIG’s hybrid securities, we were uncomfortable with the level of asset coverage earlier in the period believing the bonds offered limited relative value. The U.S. government’s conversion of their credit position to common stock was significant in giving us confidence in the firm’s equity support and reaffirmed bondholders’ position within the capital structure. We like ILFC’s plane leasing business for its historically stable and high free cash flow generation but were underweight during the period on valuation concerns. Lastly, American General was relatively unattractive prior to its purchase by Fortress Investment Group, though we established a position following the acquisition.

Australia-based FMG Resources was a strong market performer and relative detractor as we added the position later in the period and did not capture the full performance of the bonds. The company mines and ships iron ore from Australia benefitting from the continued growth of Chinese steel production. Founded as a green-field mining operation with limited revenue, substantial debt and high capital expenditures, we remained on the sidelines to better assess the fundament strength of the business. FMG has an experienced management team with solid assets in the form of high quality iron ore and appears to be moving forward in its efforts to deleverage their balance sheet.

Janus Fixed Income & Money Market Funds | 27

Janus High-Yield Fund (unaudited)

Outlook

We have become more optimistic on the U.S. economy overall but remain cognizant of the challenges and valuations within fixed income. With the deleveraging process nearing completion for many companies, balance sheets remain strong and firms are now looking to the next phase with a focus on margin expansion and growth. At the same time we should start to see an increase in shareholder friendly activity in the form of dividend increases and share repurchase programs. These early-stage shareholder friendly activities should not impair balance sheets given their strength, and should be a positive for fixed income investors.

With lackluster labor markets, one might assume that consumer spending would be the last area to recover. But the U.S. consumer remains resilient through the economic uncertainty, tight lending markets and an unemployment rate above 9%. The extension of the Bush tax rates bolstered confidence, and the consumer seems ready to help spur economic growth. In addition, the Fed’s aggressive stimulus programs have been designed to keep liquidity high in the system, rein in higher rates (which is not working) and allow businesses and consumers to refinance higher coupon debt. The programs should help improve overall credit creation. They have also targeted the mortgage market, aimed at encouraging risk-taking and more confidence in the economy. Ideally, strength in consumer-driven sectors will create sufficient momentum to keep the recovery rolling, sparking more hiring and creating a positive feedback loop.

Despite the U.S. consumer’s strength, the economy faces pockets of weakness, particularly in regional manufacturing and housing. The U.S. housing market continued to deteriorate in 2010 with declining investment and falling home prices. We think the large number of foreclosures and the shadow inventory will pressure prices for years. The employment situation also remains challenging with the jobless rate likely to stay elevated well into 2011. Other headwinds include the European sovereign debt problems, elevated fiscal deficits in the U.S. and the large financing needs of the U.S. government.

Inflation remains another area of concern. Pressures are rising in certain segments of the economy and businesses are seeing varying degrees of cost increases. However, inflation has stayed under control at the consumer level, despite meaningfully higher costs in oil and gasoline, as well as most foodstuffs. Core consumer prices are likely to remain tame until the housing market recovers enough to pressure owner’s equivalent rent, a big component of inflation. In addition, a significant improvement in hiring as well as wages would spur more inflation concerns. The dramatic jump in rates in December enforces the argument that the market seems more focused on inflation expectations than fundamental indicators of rising prices. We will be paying close attention to the inputs into the inflation outlook as well as monitoring inflation expectations to help navigate market volatility.

We remain constructive on the opportunities present in high yield, selectively stepping down in the ratings spectrum to lower-rated, potentially higher yielding opportunities only if they fit our stringent criteria for inclusion in the Fund. We will not compromise on quality to “stretch” for yield. We believe that we will continue to operate in very volatile and uncertain markets. In this environment, we will continue to focus on individual credit selection, seeking positions that offer the best risk adjusted returns

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

28 | DECEMBER 31, 2010

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2010

Weighted Average Maturity	6.6 Years
Average Effective Duration*	8.5 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	6.25%
With Reimbursement	6.25%
Class A Shares at MOP
Without Reimbursement	5.95%
With Reimbursement	5.95%
Class C Shares***
Without Reimbursement	5.41%
With Reimbursement	5.41%
Class D Shares
Without Reimbursement	6.39%
With Reimbursement	6.39%
Class I Shares
Without Reimbursement	6.46%
With Reimbursement	6.46%
Class R Shares
Without Reimbursement	5.79%
With Reimbursement	5.79%
Class S Shares
Without Reimbursement	6.04%
With Reimbursement	6.04%
Class T Shares
Without Reimbursement	6.29%
With Reimbursement	6.29%
Number of Bonds/Notes	247

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities )
December 31, 2010

BBB	1.7%
BB	27.5%
B	49.3%
CCC	17.4%
Other	4.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2010

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.8% of total net assets.

Janus Fixed Income & Money Market Funds | 29

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010						Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	11.64%	15.66%	8.06%	7.49%	8.10%	0.92%	0.92%

MOP	6.36%	10.21%	7.01%	6.97%	7.75%

Janus High-Yield Fund – Class C Shares

NAV	11.20%	14.81%	7.33%	6.74%	7.34%	1.65%	1.65%

CDSC	10.13%	13.74%	7.33%	6.74%	7.34%

Janus High-Yield Fund – Class D Shares(1)	11.73%	15.80%	8.18%	7.57%	8.15%	0.77%	0.77%

Janus High-Yield Fund – Class I Shares	11.92%	15.97%	8.17%	7.56%	8.15%	0.64%	0.64%

Janus High-Yield Fund – Class R Shares	11.38%	15.15%	7.57%	6.99%	7.60%	1.37%	1.37%

Janus High-Yield Fund – Class S Shares	11.51%	15.55%	7.86%	7.26%	7.87%	1.12%	1.12%

Janus High-Yield Fund – Class T Shares	11.67%	15.72%	8.17%	7.56%	8.15%	0.88%	0.88%

Barclays Capital U.S. Corporate High-Yield Bond Index	10.15%	15.12%	8.91%	8.88%	7.32%

Lipper Quartile – Class T Shares	–	1st	1st	2nd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	–	92/485	44/361	101/238	7/90

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

30 | DECEMBER 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus High-Yield Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Janus Fixed Income & Money Market Funds | 31

Janus High-Yield Fund (unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

32 | DECEMBER 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,116.40	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,113.30	$9.06

Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,117.30	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,119.20	$3.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,113.80	$7.46

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,115.10	$6.13

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,116.70	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.70% for Class C Shares, 0.79% for Class D Shares, 0.68% for Class I Shares, 1.40% for Class R Shares, 1.15% for Class S Shares and 0.90% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 3.9%
Advertising Services – 0.1%
$1,789,515	Visant Corp. 7.0000%, 9/22/16‡	$1,809,200
Automotive – Cars and Light Trucks – 0.6%
9,014,452	Ford Motor Co. 3.1000%, 12/16/13‡	8,994,079
Building Products – Air and Heating – 0.3%
1,488,270	Goodman Global, Inc. 5.7500%, 10/6/16‡	1,494,089
3,283,000	Goodman Global, Inc. 9.0000%, 10/6/17‡	3,378,765
		4,872,854
Casino Hotels – 0.2%
3,740,000	Harrah’s Entertainment, Inc., 3.2884%, 1/28/15‡	3,374,415
Electric – Integrated – 0.3%
7,096,649	Texas Competitive Electric Holdings LLC 3.7638%, 10/10/14‡	5,472,510
Finance – Consumer Loans – 0.2%
2,890,000	AGFS Funding Co. 7.2500%, 4/8/15‡	2,930,865
Food – Retail – 0.1%
1,504,000	Great Atlantic & Pacific Tea Co. 8.7500%, 6/13/12‡	1,515,280
Medical – Drugs – 0%
740,664	Warner Chilcott, Ltd. 6.5000%, 1/29/16‡	747,026
Medical – Outpatient and Home Medical Care – 0.3%
4,830,000	Res-Care, Inc. 7.2500%, 11/23/16‡	4,733,400
Retail – Apparel and Shoe – 0.5%
4,546,933	Burlington Coat Factory 2.5200%, 5/28/13‡	4,465,452
2,980,000	Gymboree Corp. 5.5000%, 10/23/17‡	2,993,500
		7,458,952
Retail – Pet Food and Supplies – 0.2%
2,987,000	Petco Animal Supplies, Inc. 6.0000%, 12/31/49‡	2,984,521
Retail – Regional Department Stores – 0.4%
5,966,859	Neiman Marcus Group, Inc. 4.3034%, 4/6/16‡	5,902,536
Retail – Restaurants – 0.3%
2,409,000	Burger King Corp. 6.2500%, 9/7/16‡	2,443,497
2,980,000	Dunkin Brands, Inc. 5.7500%, 10/25/17‡	3,013,942
		5,457,439
Special Purpose Entity – 0.4%
5,562,310	Fox Acquisition LLC, 7.5000%, 7/14/15‡	5,515,030

Total Bank Loans (cost $58,802,480)		61,768,107

Common Stock – 3.3%
Auction House – Art Dealer – 0.3%
307,655	KAR Auction Services, Inc.*	4,245,639
Automotive – Cars and Light Trucks – 1.0%
1,007,311	Ford Motor Co.*	16,912,752
Automotive – Truck Parts and Equipment – Original – 1.1%
16,119	Visteon Corp.*	1,196,836
221,223	Visteon Corp.*,(144A)§,°°	15,933,033
		17,129,869
Telephone – Integrated – 0.9%
1,974,715	Qwest Communications International, Inc.	15,027,581

Total Common Stock (cost $39,218,146)		53,315,841

Corporate Bonds – 85.3%
Advertising Agencies – 0.2%
$2,970,000	Interpublic Group of Companies, Inc. 10.0000%, 7/15/17	3,474,900
Advertising Services – 0.6%
2,367,000	Checkout Holding Corp. 0%, 11/15/15 (144A)	1,476,416
7,573,000	Visant Corp. 10.0000%, 10/1/17 (144A)	8,046,313
		9,522,729
Aerospace and Defense – 0.3%
4,145,000	Spirit AeroSystems Holdings, Inc. 6.7500%, 12/15/20 (144A)	4,155,363
Aerospace and Defense – Equipment – 1.9%
29,689,000	TransDigm Inc. 7.7500%, 12/15/18 (144A)	30,728,115
Agricultural Chemicals – 1.0%
6,852,000	CF Industries, Inc. 6.8750%, 5/1/18	7,331,640
3,564,000	CF Industries, Inc. 7.1250%, 5/1/20	3,902,580
4,075,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	4,197,250
		15,431,470
Airlines – 0.7%
1,066,000	Delta Air Lines, Inc. 9.5000%, 9/15/14 (144A)	1,160,607
4,752,000	United Air Lines, Inc. 9.8750%, 8/1/13 (144A)	5,120,280
4,158,000	United Air Lines, Inc. 12.0000%, 11/1/13 (144A)	4,584,195
		10,865,082
Apparel Manufacturers – 1.5%
6,474,000	Levi Strauss & Co. 8.8750%, 4/1/16	6,830,070
5,940,000	Levi Strauss & Co. 7.6250%, 5/15/20	6,133,050
11,045,000	Quiksilver, Inc. 6.8750%, 4/15/15	10,796,487
		23,759,607
Auction House – Art Dealer – 0%
71,000	Kar Auction Services, Inc. 10.0000%, 5/1/15	75,260

See Notes to Schedules of Investments and Financial Statements.

34 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Automotive – Cars and Light Trucks – 1.6%
$23,106,000	Ford Motor Co. 7.4500%, 7/16/31**	$24,752,302
Automotive – Truck Parts and Equipment – Original – 1.4%
2,970,000	Accuride Corp. 9.5000%, 8/1/18 (144A)	3,215,025
11,583,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	12,944,002
1,782,000	Arvinmeritor, Inc. 8.1250%, 9/15/15	1,864,418
4,455,000	Tenneco, Inc. 7.7500%, 8/15/18 (144A)	4,722,300
		22,745,745
Beverages – Wine and Spirits – 0.1%
1,175,000	Constellation Brands, Inc. 8.3750%, 12/15/14	1,283,688
Broadcast Services and Programming – 0.2%
3,020,000	XM Satellite Radio, Inc. 7.6250%, 11/1/18 (144A)	3,118,150
Building – Residential and Commercial – 1.5%
5,940,000	Lennar Corp. 5.6000%, 5/31/15	5,732,100
7,155,000	M/I Homes, Inc. 8.6250%, 11/15/18 (144A)	7,226,550
5,940,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,969,700
4,752,000	Standard Pacific Corp. 10.7500%, 9/15/16	5,476,680
		24,405,030
Building and Construction – Miscellaneous – 0.3%
4,752,000	American Residential Services LLC 12.0000%, 4/15/15 (144A)	4,965,840
Building and Construction Products – Miscellaneous – 0.9%
2,970,000	Ply Gem Industries, Inc. 11.7500%, 6/15/13	3,177,900
9,504,000	Ply Gem Industries, Inc. 13.1250%, 7/15/14	10,098,000
1,780,000	USG Corp. 8.3750%, 10/15/18 (144A)	1,744,400
		15,020,300
Building Products – Wood – 0.3%
4,963,000	Boise Cascade LLC 7.1250%, 10/15/14	4,851,333
Cable Television – 1.2%
9,504,000	Block Communications, Inc. 8.2500%, 12/15/15 (144A)	9,575,280
4,453,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.2500%, 10/30/17 (144A)	4,519,795
594,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.8750%, 4/30/18 (144A)	614,790
3,564,000	Mediacom LLC / Mediacom Capital Corp. 9.1250%, 8/15/19	3,635,280
		18,345,145
Casino Hotels – 5.0%
8,615,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14	9,218,050
3,564,000	Boyd Gaming Corp. 6.7500%, 4/15/14	3,501,630
2,376,000	Harrah’s Operating Co., Inc. 11.2500%, 6/1/17	2,673,000
1,782,000	Harrah’s Operating Co., Inc. 12.7500%, 4/15/18 (144A)	1,790,910
21,143,000	Harrah’s Operating Co., Inc. 10.0000%, 12/15/18	19,292,987
4,289,000	MGM Mirage 10.3750%, 5/15/14	4,814,403
8,016,000	MGM Mirage 4.2500%, 4/15/15 (144A)	8,777,520
8,374,000	MGM Mirage 7.5000%, 6/1/16	7,829,690
4,132,000	MGM Mirage 11.1250%, 11/15/17	4,751,800
3,267,000	MGM Mirage 11.3750%, 3/1/18 (144A)	3,544,695
5,940,000	MGM Mirage 9.0000%, 3/15/20 (144A)	6,534,000
6,534,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.7500%, 8/15/20	7,073,055
		79,801,740
Casino Services – 0.3%
3,446,000	International Game Technology 3.2500%, 5/1/14	4,001,668
Cellular Telecommunications – 1.1%
4,455,000	Sprint Nextel Corp. 6.0000%, 12/1/16	4,304,644
11,434,000	Sprint Nextel Corp. 8.3750%, 8/15/17	12,262,965
1,204,000	Syniverse Holdings, Inc. 9.1250%, 1/15/19 (144A)	1,243,130
		17,810,739
Chemicals – Diversified – 1.1%
11,227,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	12,419,869
4,775,000	Momentive Performance Materials, Inc. 9.0000%, 1/15/21 (144A)	5,037,625
		17,457,494
Chemicals – Specialty – 0.9%
5,676,000	Ashland, Inc. 9.1250%, 6/1/17	6,541,590
7,177,000	Vertellus Specialties, Inc. 9.3750%, 10/1/15 (144A)	7,607,620
		14,149,210
Commercial Banks – 3.0%
15,147,000	CIT Group, Inc. 7.0000%, 5/1/13**	15,449,940
6,831,000	CIT Group, Inc. 7.0000%, 5/1/15**	6,848,078
24,825,000	CIT Group, Inc. 7.0000%, 5/1/17**	24,887,062
		47,185,080

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Commercial Services – 0.3%
$4,146,000	Iron Mountain, Inc. 8.3750%, 8/15/21	$4,446,585
Commercial Services – Finance – 0.8%
11,880,000	Cardtronics, Inc. 8.2500%, 9/1/18	12,652,200
Consumer Products – Miscellaneous – 1.3%
2,376,000	Jarden Corp. 8.0000%, 5/1/16	2,586,870
4,306,000	Jarden Corp. 7.5000%, 5/1/17	4,537,447
5,720,000	Reynolds Group Issuer, Inc. 7.1250%, 4/15/19 (144A)	5,820,100
3,011,000	Reynolds Group Issuer, Inc. 9.0000%, 4/15/19 (144A)	3,120,149
4,169,000	Viking Acquisition, Inc. 9.2500%, 11/1/18 (144A)	4,137,733
		20,202,299
Containers – Metal and Glass – 0.8%
4,816,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17 (144A)	4,966,500
8,126,000	Ardagh Packaging Finance PLC 9.1250%, 10/15/20 (144A)	8,451,040
		13,417,540
Containers – Paper and Plastic – 0.6%
3,500,000	Graham Packaging Company L.P. / GPC Capital Corp. 8.2500%, 10/1/18	3,675,000
5,825,000	Graphic Packaging International, Inc. 7.8750%, 10/1/18	6,101,687
		9,776,687
Cruise Lines – 0.2%
3,855,000	NCL Corporation Ltd. 9.5000%, 11/15/18 (144A)	3,970,650
Data Processing and Management – 2.5%
1,392,000	First Data Corp. 9.8750%, 9/24/15	1,325,880
12,598,000	First Data Corp. 11.2500%, 3/31/16**	11,023,250
1,782,000	First Data Corp. 8.8750%, 8/15/20 (144A)	1,880,010
12,541,000	First Data Corp. 8.2500%, 1/15/21 (144A)	12,039,360
12,541,000	First Data Corp. 12.6250%, 1/15/21 (144A)	11,976,655
1,412,230	First Data Corp. (PIK) 10.5500%, 9/24/15	1,338,088
		39,583,243
Direct Marketing – 1.1%
9,632,000	Affinion Group Holdings, Inc. 11.6250%, 11/15/15 (144A)	9,993,200
6,528,000	Affinion Group, Inc. 11.5000%, 10/15/15	6,789,120
		16,782,320
Distribution/Wholesale – 0.5%
3,772,000	Ace Hardware Corp. 9.1250%, 6/1/16 (144A)	4,036,040
4,752,000	McJunkin Red Man, Corp. 9.5000%, 12/15/16 (144A)	4,490,640
		8,526,680
Diversified Banking Institutions – 1.9%
12,177,000	Ally Financial, Inc. 7.5000%, 9/15/20 (144A)	12,770,629
15,444,000	GMAC, Inc. 8.0000%, 11/1/31	16,640,910
		29,411,539
Diversified Financial Services – 0.6%
9,917,000	OPTI Canada, Inc. 9.0000%, 12/15/12 (144A)	9,969,362
Diversified Minerals – 1.0%
15,013,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	15,388,325
Diversified Operations – Commercial Services – 0.4%
6,326,000	ARAMARK Corp. 8.5000%, 2/1/15	6,610,670
Electric – Generation – 0.8%
2,376,000	AES Corp. 9.7500%, 4/15/16	2,655,180
9,261,000	AES Corp. 8.0000%, 10/15/17	9,793,507
		12,448,687
Electric – Integrated – 0.4%
5,940,000	Calpine Construction Finance Co., L.P. 8.0000%, 6/1/16 (144A)	6,311,250
Electronic Components – Semiconductors – 1.1%
9,398,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	9,961,880
6,534,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	7,040,385
		17,002,265
Engineering – Research and Development Services – 0.2%
3,623,000	Abengoa Finance SAU 8.8750%, 11/1/17 (144A)	3,351,275
Engines – Internal Combustion – 0.3%
4,213,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	4,297,260
Finance – Auto Loans – 1.2%
5,643,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,216,932
2,376,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,675,749
8,910,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	10,366,010
		19,258,691
Finance – Consumer Loans – 0.6%
11,610,000	American General Finance Corp. 6.9000%, 12/15/17	9,375,075

See Notes to Schedules of Investments and Financial Statements.

36 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Finance – Leasing Companies – 0.7%
$10,098,000	International Lease Finance Corp. 8.7500%, 3/15/17 (144A)	$10,830,105
Finance – Other Services – 0.7%
5,930,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 8.0000%, 1/15/18 (144A)	5,900,350
5,940,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 8.0000%, 1/15/18	5,940,000
		11,840,350
Food – Canned – 0.2%
2,970,000	TreeHouse Foods, Inc. 7.7500%, 3/1/18	3,218,738
Food – Dairy Products – 0.2%
2,995,000	Dean Foods Co. 9.7500%, 12/15/18 (144A)	3,017,463
Food – Meat Products – 0.6%
1,668,000	JBS USA LLC / JBS USA Finance, Inc. 11.6250%, 5/1/14	1,951,560
5,940,000	Smithfield Foods, Inc. 10.0000%, 7/15/14 (144A)	6,845,850
		8,797,410
Food – Miscellaneous/Diversified – 1.3%
2,376,000	Del Monte Corp. 7.5000%, 10/15/19	2,771,010
5,272,000	Dole Food Co., Inc. 8.7500%, 7/15/13	5,634,450
5,536,000	Dole Food Co., Inc. 13.8750%, 3/15/14**	6,759,511
5,049,000	Dole Food Co., Inc. 8.0000%, 10/1/16 (144A)	5,326,695
		20,491,666
Food – Retail – 0.4%
3,148,000	Stater Brothers Holdings, Inc. 7.7500%, 4/15/15	3,234,570
2,367,000	Stater Brothers Holdings, Inc. 7.3750%, 11/15/18 (144A)	2,426,175
		5,660,745
Gambling – Non-Hotel – 0.6%
5,696,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	5,539,360
1,782,000	Pinnacle Entertainment, Inc. 8.6250%, 8/1/17	1,942,380
1,702,000	Pokagon Gaming Authority 10.3750%, 6/15/14 (144A)	1,774,335
		9,256,075
Home Furnishings – 0.3%
5,049,000	Norcraft Companies L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	5,364,563
Hotels and Motels – 0.2%
2,200,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,409,000
Independent Power Producer – 1.2%
6,237,000	Calpine Corp. 7.8750%, 7/31/20 (144A)	6,314,963
6,237,000	NRG Energy, Inc. 7.3750%, 1/15/17	6,424,110
6,237,000	NRG Energy, Inc. 8.5000%, 6/15/19	6,439,702
		19,178,775
Investment Management and Advisory Services – 0.3%
4,466,000	Pinafore LLC / Pinafore, Inc. 9.0000%, 10/1/18 (144A)	4,823,280
Machine Tools and Related Products – 0.2%
2,968,000	Thermadyne Holdings Corp. 9.0000%, 12/15/17 (144A)	3,060,750
Machinery – Farm – 0.1%
1,782,000	Case New Holland, Inc. 7.8750%, 12/1/17 (144A)	1,946,835
Medical – Drugs – 0.2%
595,000	Endo Pharmaceuticals Holdings, Inc. 7.0000%, 12/15/20 (144A)	606,900
2,975,000	Valeant Pharmaceuticals International, Inc. 6.8750%, 12/1/18 (144A)	2,952,688
		3,559,588
Medical – Hospitals – 2.3%
4,439,000	HCA Holdings, Inc. 7.7500%, 5/15/21 (144A)	4,439,000
6,130,000	HCA, Inc. 9.2500%, 11/15/16	6,539,944
15,741,000	HCA, Inc. 7.2500%, 9/15/20	16,449,345
5,292,000	IASIS Healthcare 8.7500%, 6/15/14	5,430,915
3,200,000	UHS Escrow Corp. 7.0000%, 10/1/18 (144A)	3,280,000
		36,139,204
Medical – Outpatient and Home Medical Care – 0%
602,000	Res-Care, Inc. 10.7500%, 1/15/19 (144A)	620,060
Medical Labs and Testing Services – 0.3%
4,213,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18 (144A)	4,223,533
Motion Pictures and Services – 0.4%
5,346,000	Lions Gate Entertainment, Inc. 10.2500%, 11/1/16 (144A)	5,573,205
Music – 0.3%
4,036,000	WMG Acquisition Corp. 9.5000%, 6/15/16	4,328,610
Office Furnishings – Original – 0.4%
5,434,000	Interface, Inc. 7.6250%, 12/1/18 (144A)	5,610,605
Office Supplies and Forms – 0.4%
5,346,000	ACCO Brands Corp. 10.6250%, 3/15/15	6,014,250
Oil – Field Services – 0.1%
1,480,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	1,498,500

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 2.5%
$2,925,000	Chaparral Energy, Inc. 9.8750%, 10/1/20 (144A)	$3,085,875
3,267,000	Chesapeake Energy Corp. 6.8750%, 11/15/20	3,307,837
4,752,000	Continental Resources, Inc. 8.2500%, 10/1/19	5,274,720
2,970,000	Continental Resources, Inc. 7.1250%, 4/1/21 (144A)	3,118,500
4,186,000	Harvest Operations Corp. 6.8750%, 10/1/17 (144A)	4,311,580
1,188,000	Hilcorp Energy L.P. / Hilcorp Finance Co. 9.0000%, 6/1/16 (144A)	1,256,310
3,017,000	Hilcorp Energy L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	3,115,052
4,752,000	Linn Energy LLC / Linn Energy Finance Corp. 7.7500%, 2/1/21 (144A)	4,870,800
2,673,000	OPTI Canada, Inc. 8.2500%, 12/15/14	1,904,513
2,970,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,999,700
5,346,000	SandRidge Energy, Inc. 9.8750%, 5/15/16 (144A)	5,653,395
1,191,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	1,202,910
		40,101,192
Oil Field Machinery and Equipment – 0.2%
2,588,000	Dresser-Rand Group, Inc. 7.3750%, 11/1/14	2,652,700
Oil Refining and Marketing – 0.3%
2,554,000	Frontier Oil Corp. 8.5000%, 9/15/16	2,720,010
2,367,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,414,340
		5,134,350
Paper and Related Products – 0.9%
5,938,000	ABI Escrow Corp. 10.2500%, 10/15/18 (144A)	6,502,110
7,662,000	Verso Paper Holdings LLC 11.3750%, 8/1/16	7,681,155
		14,183,265
Pipelines – 1.4%
12,295,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	13,171,019
6,017,000	El Paso Corp. 6.5000%, 9/15/20 (144A)	6,057,939
3,624,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	3,669,300
		22,898,258
Poultry – 0.2%
2,995,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18 (144A)	2,980,025
Printing – Commercial – 1.1%
12,336,000	American Reprographics Co. 10.5000%, 12/15/16 (144A)	12,921,960
5,346,000	Cenveo Corp. 8.8750%, 2/1/18	5,172,255
		18,094,215
Publishing – Books – 1.1%
3,801,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15 (144A)	3,924,532
12,474,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15 (144A)	13,160,070
		17,084,602
Publishing – Newspapers – 0.2%
3,588,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	3,614,910
Publishing – Periodicals – 0.7%
2,970,000	Nielson Finance Co. LLC 11.5000%, 5/1/16	3,430,350
7,220,000	Nielson Finance Co. LLC 7.7500%, 10/15/18 (144A)	7,472,700
		10,903,050
Radio – 0.9%
2,384,000	Citadel Broadcasting Corp. 7.7500%, 12/15/18 (144A)	2,467,440
10,228,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15 (144A)	11,071,810
		13,539,250
REIT – Health Care – 0.1%
1,188,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,254,825
REIT – Office Property – 1.1%
15,625,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	16,718,750
REIT – Warehouse and Industrial – 0%
523,000	ProLogis 6.8750%, 3/15/20	555,282
Rental Auto/Equipment – 0.5%
3,267,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.7500%, 5/15/16	3,332,340
1,150,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.6250%, 3/15/18	1,239,125
3,844,000	Hertz Corp. 7.5000%, 10/15/18 (144A)	3,988,150
		8,559,615
Retail – Apparel and Shoe – 1.2%
11,048,000	Burlington Coat Factory Warehouse Corp. 11.1250%, 4/15/14	11,407,060
6,710,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	7,129,375
		18,536,435

See Notes to Schedules of Investments and Financial Statements.

38 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Retail – Arts and Crafts – 1.1%
$8,613,000	Michael’s Stores, Inc. 11.3750%, 11/1/16	$9,388,170
7,530,000	Michaels Stores, Inc. 7.7500%, 11/1/18 (144A)	7,511,175
		16,899,345
Retail – Computer Equipment – 0.2%
3,746,000	GameStop Corp. 8.0000%, 10/1/12	3,830,285
Retail – Leisure Products – 0.5%
8,209,000	Steinway Musical Instruments 7.0000%, 3/1/14 (144A)	8,270,567
Retail – Mail Order – 0.2%
2,970,000	QVC, Inc. 7.5000%, 10/1/19 (144A)	3,125,925
Retail – Major Department Stores – 0.1%
2,481,000	JC Penney Co., Inc. 5.6500%, 6/1/20	2,375,558
Retail – Pet Food and Supplies – 0.3%
4,162,000	Petco Animal Supplies, Inc. 9.2500%, 12/1/18 (144A)	4,385,708
Retail – Propane Distribution – 1.2%
1,782,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	1,960,200
7,210,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	7,750,750
8,750,000	Inergy L.P. / Inergy Finance Corp. 7.0000%, 10/1/18 (144A)	8,815,625
		18,526,575
Retail – Regional Department Stores – 0.7%
5,049,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	5,553,900
5,346,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	5,646,712
		11,200,612
Retail – Restaurants – 1.7%
3,011,000	DineEquity, Inc. 9.5000%, 10/30/18 (144A)	3,191,660
7,994,000	Dunkin Finance Corp. 9.6250%, 12/1/18 (144A)	8,073,940
1,806,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15 (144A)	1,927,905
5,940,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15	6,340,950
7,238,000	OSI Restaurant Partners, Inc. 10.0000%, 6/15/15	7,527,520
		27,061,975
Retail – Toy Store – 0.2%
2,970,000	Toys R Us Property Co., LLC 8.5000%, 12/1/17	3,192,750
Rubber – Tires – 0.6%
1,782,000	Goodyear Tire & Rubber Co. 10.5000%, 5/15/16	2,031,480
6,534,000	Goodyear Tire & Rubber Co. 8.2500%, 8/15/20	6,762,690
		8,794,170
Satellite Telecommunications – 0.8%
2,350,000	Intelsat Jackson Holdings S.A. 7.2500%, 10/15/20 (144A)	2,373,500
8,167,000	Intelsat Jackson Holdings, Ltd. 11.2500%, 6/15/16	8,799,942
1,782,000	Intelsat Subsidiary Holding Co., Ltd. 8.8750%, 1/15/15 (144A)	1,822,095
		12,995,537
Security Services – 0.5%
7,128,000	Garda World Security Corp. 9.7500%, 3/15/17 (144A)	7,644,780
Seismic Data Collection – 0.1%
1,782,000	Cie Generale de Geophysique-Veritas 9.5000%, 5/15/16	1,942,380
Special Purpose Entity – 2.5%
10,402,000	CCM Merger, Inc. 8.0000%, 8/1/13 (144A)	10,115,945
14,986,000	KAR Auction Services, Inc. 8.7500%, 5/1/14	15,585,440
4,455,000	Landry’s Holdings, Inc. 11.5000%, 6/1/14 (144A)**	4,365,900
10,295,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	9,111,075
		39,178,360
Telecommunication Services – 1.0%
7,800,000	Clearwire Communications LLC 12.0000%, 12/1/15 (144A)	8,404,500
5,346,000	Qwest Corp. 8.3750%, 5/1/16	6,335,010
1,188,000	Qwest Corp. 6.8750%, 9/15/33	1,167,210
		15,906,720
Telephone – Integrated – 4.4%
4,752,000	Frontier Communications Corp. 8.2500%, 5/1/14	5,262,840
2,970,000	Frontier Communications Corp. 8.1250%, 10/1/18	3,259,575
4,625,000	Frontier Communications Corp. 8.5000%, 4/15/20	5,052,813
8,019,000	Level 3 Financing, Inc. 10.0000%, 2/1/18	7,698,240
2,376,000	Qwest Capital Funding, Inc. 6.8750%, 7/15/28	2,221,560
891,000	Qwest Capital Funding, Inc. 7.7500%, 2/15/31	899,910
15,805,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	16,358,175
6,629,000	Virgin Media Finance PLC 9.1250%, 8/15/16	7,059,885
6,534,000	Virgin Media Finance PLC 9.5000%, 8/15/16	7,383,420
4,158,000	Virgin Media Finance PLC 8.3750%, 10/15/19	4,542,615
6,831,000	Windstream Corp. 8.6250%, 8/1/16	7,189,627
2,690,000	Windstream Corp. 7.7500%, 10/15/20	2,770,700
		69,699,360

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Television – 0.5%
$2,415,000	Univision Communications, Inc. 7.8750%, 11/1/20 (144A)	$2,535,750
5,919,000	Univision Communications, Inc. 8.5000%, 5/15/21 (144A)	5,992,987
		8,528,737
Therapeutics – 0.2%
2,970,000	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC 7.7500%, 9/15/18 (144A)	2,999,700
Transportation – Air Freight – 0.4%
6,541,000	AMGH Merger Sub, Inc. 9.2500%, 11/1/18 (144A)	6,868,050
Transportation – Marine – 0.8%
4,158,000	Navios Maritime Holdings, Inc. 8.8750%, 11/1/17	4,501,035
7,253,000	Ship Finance International, Ltd. 8.5000%, 12/15/13	7,379,927
594,000	Teekay Corp. 8.5000%, 1/15/20	646,718
		12,527,680
Transportation – Railroad – 1.0%
3,267,000	Kansas City Southern de Mexico S.A. de C.V. 7.3750%, 6/1/14	3,414,015
2,540,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,749,550
7,127,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	7,144,817
1,290,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,535,100
1,455,000	Kansas City Southern Railway 8.0000%, 6/1/15	1,564,125
		16,407,607
Transportation – Services – 0.3%
4,783,000	CHC Helicopter S.A. 9.2500%, 10/15/20 (144A)	4,950,405
Transportation – Truck – 0.5%
7,823,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18 (144A)	8,194,593

Total Corporate Bonds (cost $1,256,494,545)		1,350,470,006

Preferred Stock – 0.5%
Diversified Banking Institutions – 0.2%
140,525	Citigroup Capital, 0%	3,781,528
Special Purpose Entity – 0.3%
361,215	Dole Food Automatic Exchange, 7.0000%§	4,616,761

Total Preferred Stock (cost $8,028,313)		8,398,289

Warrant – 0.3%
Casino Services – 0.3%
65,326	Pokertek, Inc. – expires 4/23/12* (cost $3,304,842)	4,400,359

Money Market – 4.9%
76,903,466	Janus Cash Liquidity Fund LLC, 0% (cost $76,903,466)	76,903,466

Total Investments (total cost $1,442,751,792) – 98.2%		1,555,256,068

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		28,122,142

Net Assets – 100%		$1,583,378,210

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$15,388,325	1.0%
Bermuda	22,283,747	1.4%
Canada	28,780,640	1.8%
France	1,942,380	0.1%
Ireland	16,417,240	1.1%
Luxembourg	11,173,442	0.7%
Marshall Islands	5,147,753	0.3%
Mexico	13,308,382	0.9%
Singapore	7,040,385	0.5%
Spain	3,351,275	0.2%
United Kingdom	18,985,920	1.2%
United States††	1,411,436,579	90.8%

Total	$1,555,256,068	100.0%

††	Includes Cash Equivalents (85.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

40 | DECEMBER 31, 2010

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted performance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2010, Janus Short-Term Bond Fund’s Class T Shares returned 1.53%, compared to a 0.83% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government Credit Index.

Market Environment

The U.S. economy continues on the path to recovery, but the path remains cluttered with unpredictable risks and outcomes. While corporate America shows signs of increasing strength, it is being partially offset by factors such as high unemployment and Europe’s sovereign debt problems. Investors are left contemplating the best means to participate in a market that remains highly event-driven and reactive to news flow.

Fears of inflation have put many investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Federal Reserve (Fed) would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We also believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Fund accordingly.

In light of the market’s focus on inflation expectations, investors may begin to see notable divergences in the risk/reward profiles of fixed income. Fortunately, we have the flexibility to allocate into areas where we think the risk/reward profile is more attractive. Though concerns about rising Treasury rates are timely, we do not believe all fixed income sectors are doomed to negative returns in 2011. For example, we continue to see considerable opportunity in corporate credits. In the investment grade arena, we believe there is ample room for spreads to tighten. In addition, the added yield associated with owning credit can offset some of the volatility in underlying interest rates. We also feel short duration, high yield corporate debt offers opportunities. (Duration measures a bond’s sensitivity to changes in interest rates). There is additional return potential in lower quality debt and we are selectively stepping down the quality spectrum where corporate strength is evident. This enforces our emphasis on credit selection, which we think is critical to driving returns in this volatile and uncertain market.

Overall, the fundamentals for many companies have improved, making us more positive on the opportunities ahead. While corporate deleveraging is likely to continue for years, some companies are nearing completion of their balance sheet restructuring and again enforces the value of individual credit selection. Balance sheets and liquidity are generally stronger, inventories are under control and many firms have cut costs and made operational improvements. All of this has helped drive profit margins to near 25-year highs. And management teams are gaining confidence in the recovery. Many firms are now looking to improve their margins through capital expenditures or mergers and acquisition – clear signs of an improving outlook.

In short, we think high-quality companies will continue benefitting in the recovery. In a post-recession world, companies are demonstrating renewed financial discipline with their balance sheets and more emphasis on returns

Janus Fixed Income & Money Market Funds | 41

Janus Short-Term Bond Fund (unaudited)

to investors. This combination of corporate strength and discipline, in our opinion, is a very bullish sign for long-term credit investors.

At times, the Fund may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Performance

Our top individual contributor, Ford Motor Company had strong results during the period as the U.S. automaker accelerated its progress back to investment grade by paying down debt faster than the street anticipated. We added to our position during a period of weakness in the sector mid-year and benefited from a rally in the credit when Ford achieved a positive cash balance net of debt outstanding at their fiscal year end.

Smithfield Foods performed very well late in the period due to management’s focus on aggressively reducing debt through strong cash flow and asset sales. During the credit crisis, this company was significantly over levered, almost collapsing the business, and management is strongly motivated to avoid a similar situation in the future. Smithfield is benefitting from improving demand trends for protein and a balanced supply, which is allowing for better pricing.

Detractors from Performance

Asciano Financial Limited, an Australia-based company is engaged in the ownership and management of ports and rail assets and other operations and services. The company is benefitting from the growth in demand of industrial commodities in Asia. Though management specifies paying down debt as a primary objective for the firm, the bonds were weaker during the period due to concerns around the floods in Australia. We believe the market is overestimating the impact of the floods to Asciano’s business given the relatively small percentage of their rails actually affected and the diversification of their business.

Our credit holding in Spanish bank Banco Santander suffered from concerns over its potential exposure to the European sovereign debt crisis, particularly operations in Spain. Santander generates the majority of its operational income outside of Spain, which we believe is misunderstood by the market. Given the bank’s global footprint and improving credit profile we continue to see value in the position.

Outlook

We have become more optimistic on the U.S. economy overall but remain cognizant of the challenges and valuations within fixed income. With the deleveraging process nearing completion for many companies, balance sheets remain strong and firms are now looking to facilitate margin expansion and growth. At the same time we should start to see an increase in shareholder friendly activity in the form of dividend increases and share repurchase programs. These early-stage shareholder friendly activities should not impair balance sheets given their strength, and should be a positive for fixed income investors. At this point in the U.S. recovery, costs have been cut, operational improvements have been made and inventories are under control.

With lackluster labor markets, one might assume that consumer spending would be the last area to recover. But the U.S. consumer remains resilient through the economic uncertainty, tight lending markets and an unemployment rate above 9%. The extension of the Bush tax rates appeared to bolstered confidence, and the consumer seems ready to help spur economic growth. In addition, the Fed’s aggressive stimulus programs have been designed to keep liquidity high in the system, rein in higher rates (which is not working) and allow businesses and consumers to refinance higher coupon debt. The programs should help improve overall credit creation. They have also targeted the mortgage market, aimed at encouraging risk-taking and more confidence in the economy. Ideally, strength in consumer-driven sectors will create sufficient momentum to keep the recovery rolling, sparking more hiring and creating a positive feedback loop.

Despite the U.S. consumer’s strength, the economy continues to face pockets of weakness, particularly in regional manufacturing and housing. The U.S. housing market continued to deteriorate in 2010 with declining investment and falling home prices. We think the large number of foreclosures and the shadow inventory will pressure prices for years. The employment situation also remains challenging with the jobless rate likely to stay elevated well into 2011. Other headwinds include the European sovereign debt problems, elevated fiscal deficits in the U.S. and the large financing needs of the U.S. government.

Inflation remains another area of concern. Pressures are rising in certain segments of the economy and businesses are seeing varying degrees of cost increases. However, inflation has stayed under control at the consumer level, despite meaningfully higher costs in oil and gasoline, as

42 | DECEMBER 31, 2010

(unaudited)

well as most foodstuffs. Core consumer prices are likely to remain tame until the housing market recovers enough to pressure owner’s equivalent rent, a big component of inflation. In addition, a significant improvement in hiring as well as wages would spur more inflation concerns. The dramatic jump in rates in December enforces the argument that the market seems more focused on inflation expectations than fundamental indicators of rising prices. We will be paying close attention to the inputs into the inflation outlook as well as monitoring inflation expectations to help navigate market volatility.

In terms of positioning, we remain overweight corporate credit, selectively stepping down in the ratings spectrum to lower-rated, potentially higher yielding opportunities only if they fit our stringent criteria for inclusion in the Fund. We will not compromise on quality to “stretch” for yield. We maintained a zero weight to agencies at the end of the period as we saw limited value in the sector relative to Treasuries. Lastly, we maintained a modest weight in Treasuries to insure against a fear driven flight to safety through period end.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Thank you for entrusting your assets to us and your investment in Janus Short-Term Bond Fund.

Janus Fixed Income & Money Market Funds | 43

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2010

Weighted Average Maturity	2.2 Years
Average Effective Duration*	1.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.02%
With Reimbursement	1.33%
Class A Shares at MOP
Without Reimbursement	0.99%
With Reimbursement	1.30%
Class C Shares***
Without Reimbursement	0.25%
With Reimbursement	0.59%
Class D Shares
Without Reimbursement	1.32%
With Reimbursement	1.46%
Class I Shares
Without Reimbursement	1.30%
With Reimbursement	1.58%
Class S Shares
Without Reimbursement	0.99%
With Reimbursement	1.09%
Class T Shares
Without Reimbursement	1.24%
With Reimbursement	1.34%
Number of Bonds/Notes	252

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
December 31, 2010

AAA	21.8%
AA	10.9%
A	20.8%
BBB	27.6%
BB	13.2%
B	3.1%
Other	2.6%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2010

Asset Allocation – (% of Net Assets)
As of December 31, 2010

* Includes Cash and Cash Equivalents of (0.7)%

44 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010						Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	1.53%	3.70%	4.90%	3.98%	4.40%	0.84%	0.80%

MOP	–1.03%	–1.14%	3.89%	3.47%	4.13%

Janus Short-Term Bond Fund – Class C Shares

NAV	1.15%	2.60%	4.28%	3.33%	3.72%	1.59%	1.55%

CDSC	0.15%	1.60%	4.28%	3.33%	3.72%

Janus Short-Term Bond Fund – Class D Shares(1)	1.60%	3.48%	5.20%	4.37%	4.83%	0.74%	0.67%

Janus Short-Term Bond Fund – Class I Shares	1.67%	3.96%	5.07%	4.18%	4.63%	0.59%	0.55%

Janus Short-Term Bond Fund – Class S Shares	1.40%	3.11%	4.60%	3.75%	4.21%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	1.53%	3.37%	5.18%	4.36%	4.82%	0.84%	0.80%

Barclays Capital 1-3 Year U.S. Government/Credit Index	0.83%	2.80%	4.53%	4.34%	4.98%**

Lipper Quartile – Class T Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	–	150/250	13/170	17/97	6/25

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 45

Janus Short-Term Bond Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Short-Term Bond Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s

46 | DECEMBER 31, 2010

(unaudited)

commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 1, 2010, Gibson Smith is a co-portfolio manager of Janus Short-Term Bond Fund.

*	The Fund’s inception date – September 1, 1992
**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 47

Janus Short-Term Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,015.30	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,011.50	$7.86

Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,016.00	$3.46

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,016.70	$2.80

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,014.00	$5.33

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,015.30	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

†	Expenses are equal to the annualized expense ratio of 0.80% for Class A Shares, 1.55% for Class C Shares, 0.68% for Class D Shares, 0.55% for Class I Shares, 1.05% for Class S Shares and 0.80% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

48 | DECEMBER 31, 2010

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 2.9%
Advertising Sales – 0.4%
$10,263,354	Lamar Advertising Co. 3.0000%, 12/30/16‡	$10,330,682
Aerospace and Defense – 0.5%
12,455,000	TransDigm Group, Inc. 3.5000%, 12/6/16‡	12,566,721
Automotive – Cars and Light Trucks – 0.7%
19,763,824	Ford Motor Co. 2.7500%, 12/15/13‡	19,719,158
Medical – Hospitals – 0.9%
23,262,000	HCA, Inc. 1.2500%, 11/16/12‡	22,958,663
Radio – 0.1%
3,645,000	Citadel Broadcasting Corp. 3.2500%, 12/30/16‡	3,656,409
Retail – Apparel and Shoe – 0.3%
6,513,872	Phillips-Van Heusen Corp. 3.0000%, 5/6/16‡	6,593,667

Total Bank Loans (cost $74,927,741)		75,825,300

Corporate Bonds – 75.6%
Advertising Services – 0.1%
1,687,000	WPP Finance UK 5.8750%, 6/15/14	1,822,680
Aerospace and Defense – 0.1%
1,456,000	Northrop Grumman Systems Corp. 7.1250%, 2/15/11	1,466,202
Airlines – 0.7%
8,403,000	Southwest Airlines Co. 6.5000%, 3/1/12	8,797,958
9,636,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,134,538
		18,932,496
Automotive – Cars and Light Trucks – 0.9%
9,100,000	Daimler Finance North America LLC 5.7500%, 9/8/11	9,402,857
14,951,000	Volkswagen International Finance N.V. 1.6250%, 8/12/13 (144A)	14,943,330
		24,346,187
Beverages – Wine and Spirits – 0.1%
2,730,000	Diageo Capital PLC 3.8750%, 4/1/11	2,751,436
Brewery – 1.6%
9,100,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	9,389,489
20,929,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 3/26/13	21,416,771
7,280,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	8,325,372
3,750,000	SABMiller PLC 6.2000%, 7/1/11 (144A)	3,846,761
		42,978,393
Broadcast Services and Programming – 0.4%
10,920,000	Discovery Communications LLC 3.7000%, 6/1/15	11,305,880
Building Products – Cement and Aggregate – 0.8%
1,726,000	CRH America, Inc. 5.6250%, 9/30/11	1,780,421
5,488,000	CRH America, Inc. 5.3000%, 10/15/13	5,889,123
13,679,000	CRH America, Inc. 4.1250%, 1/15/16	13,591,591
		21,261,135
Cable Television – 0.3%
710,000	COX Communications, Inc. 6.7500%, 3/15/11	718,541
1,365,000	COX Communications, Inc. 7.1250%, 10/1/12	1,497,024
1,274,000	CSC Holdings, Inc. 7.6250%, 4/1/11	1,289,925
3,185,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,381,295
1,092,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,212,810
		8,099,595
Cellular Telecommunications – 0.4%
2,730,000	Cellco Partnership / Verizon Wireless Capital LLC 3.7500%, 5/20/11	2,763,467
1,037,000	Cellco Partnership / Verizon Wireless Capital LLC 5.2500%, 2/1/12	1,085,385
1,683,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,949,855
1,729,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,906,579
2,779,000	Rogers Communications, Inc. 7.8750%, 5/1/12	3,018,914
		10,724,200
Chemicals – Diversified – 1.0%
2,730,000	Dow Chemical Co. 4.8500%, 8/15/12	2,877,909
2,794,000	Dow Chemical Co. 7.6000%, 5/15/14	3,222,566
9,100,000	Dow Chemical Co. 2.5000%, 2/15/16	8,740,095
4,795,000	Nova Chemicals Corp. 6.5000%, 1/15/12	4,974,812
7,128,000	Rohm & Hass Co. 5.6000%, 3/15/13	7,621,172
		27,436,554
Commercial Banks – 7.7%
14,286,000	American Express Bank FSB 5.5500%, 10/17/12	15,280,563
15,233,000	ANZ National Int’l, Ltd. 2.3750%, 12/21/12 (144A)	15,468,030
13,649,000	Banco Santander Chile 1.3028%, 9/22/11 (144A)‡	13,643,800
8,190,000	BB&T Corp. 6.5000%, 8/1/11	8,453,210

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

$18,199,000	Canadian Imperial Bank of Commerce/Canada 1.4500%, 9/13/13	$18,139,216
4,550,000	Commonwealth Bank of Australia 2.7500%, 10/15/12 (144A)	4,668,118
3,881,000	Credit Suisse New York 5.5000%, 5/1/14	4,256,106
25,934,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	25,972,642
16,097,000	National Australia Bank 2.5000%, 1/8/13 (144A)	16,403,036
3,499,000	National Australia Bank 5.3500%, 6/12/13 (144A)	3,789,791
3,831,000	National City Bank of Kentucky 6.3000%, 2/15/11	3,853,725
6,379,000	National City Bank/Cleveland OH 6.2000%, 12/15/11	6,687,010
18,199,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	18,109,152
16,572,000	Royal Bank of Scotland PLC 3.4000%, 8/23/13	16,740,322
10,182,000	Svenska Handelsbanken A.B. 2.8750%, 9/14/12 (144A)	10,428,985
1,627,000	U.S. Bank N.A. 6.3750%, 8/1/11	1,681,088
9,100,000	Westpac Banking Corp. 2.2500%, 11/19/12	9,310,756
10,920,000	Westpac Banking Corp. 0.8397%, 4/8/13 (144A)‡	10,946,863
		203,832,413
Computers – Memory Devices – 0.8%
11,820,000	Seagate Technology 6.3750%, 10/1/11	12,130,275
7,826,000	Seagate Technology 10.0000%, 5/1/14 (144A)	9,175,985
		21,306,260
Containers – Paper and Plastic – 0.2%
5,190,000	Temple-Inland, Inc. 7.8750%, 5/1/12	5,552,381
Cosmetics and Toiletries – 0.5%
13,649,000	Procter & Gamble International 1.3500%, 8/26/11	13,754,821
Data Processing and Management – 0.4%
849,000	Fiserv, Inc. 6.1250%, 11/20/12	918,174
8,947,000	Fiserv, Inc. 3.1250%, 10/1/15	8,859,158
		9,777,332
Diversified Banking Institutions – 6.6%
9,100,000	Bank of America Corp. 3.7000%, 9/1/15	9,021,421
3,640,000	Citigroup, Inc. 5.2500%, 2/27/12	3,794,070
6,750,000	Citigroup, Inc. 5.6250%, 8/27/12	7,083,140
8,827,000	Citigroup, Inc. 5.3000%, 10/17/12	9,348,155
15,014,000	Citigroup, Inc. 5.5000%, 4/11/13	15,987,358
5,915,000	Citigroup, Inc. 5.0000%, 9/15/14	6,118,937
11,443,000	Citigroup, Inc. 4.7500%, 5/19/15	11,981,931
18,199,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	18,781,459
2,935,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	2,990,507
819,000	JPMorgan Chase & Co. 6.7500%, 2/1/11	822,609
2,548,000	JPMorgan Chase & Co. 5.3750%, 10/1/12	2,734,035
6,750,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	7,183,620
2,457,000	Morgan Stanley 5.0500%, 1/21/11	2,461,560
3,094,000	Morgan Stanley 6.7500%, 4/15/11	3,145,617
18,579,000	Morgan Stanley 5.3000%, 3/1/13	19,798,117
11,375,000	Morgan Stanley 2.7856%, 5/14/13‡	11,787,662
6,370,000	Morgan Stanley 6.7500%, 10/15/13	6,944,676
4,930,000	Morgan Stanley 3.4500%, 11/2/15	4,806,533
27,470,000	UBS AG/Stamford CT 2.2500%, 8/12/13	27,704,429
		172,495,836
Diversified Financial Services – 2.4%
3,822,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	3,944,445
8,190,000	General Electric Capital Corp. 6.1250%, 2/22/11	8,250,008
16,038,000	General Electric Capital Corp. 2.8000%, 1/8/13	16,395,680
4,550,000	General Electric Capital Corp. 5.4500%, 1/15/13	4,893,066
26,389,000	General Electric Capital Corp. 1.8750%, 9/16/13	26,403,118
3,535,000	General Electric Capital Corp. 5.9000%, 5/13/14	3,912,393
		63,798,710
Diversified Minerals – 0.8%
10,920,000	Anglo American Capital PLC 2.1500%, 9/27/13 (144A)	11,013,890
6,479,000	Teck Resources, Ltd. 7.0000%, 9/15/12	6,890,579
2,376,000	Teck Resources, Ltd. 10.2500%, 5/15/16	2,940,300
		20,844,769
Diversified Operations – 0.6%
1,365,000	Dover Corp. 6.5000%, 2/15/11	1,374,238
992,000	Eaton Corp. 4.9000%, 5/15/13	1,070,056
11,513,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	12,378,398
		14,822,692

See Notes to Schedules of Investments and Financial Statements.

50 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Electric – Distribution – 0.2%
$5,505,000	SP Powerassets, Ltd. 5.0000%, 10/22/13 (144A)	$5,971,053
Electric – Generation – 0.8%
18,409,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	19,750,758
Electric – Integrated – 1.0%
1,078,000	CMS Energy Corp. 8.5000%, 4/15/11	1,098,827
7,760,000	CMS Energy Corp. 6.3000%, 2/1/12	8,231,032
1,501,000	Duke Energy Corp. 6.3000%, 2/1/14	1,671,881
910,000	Georgia Power Co. 6.0000%, 11/1/13	1,017,488
1,365,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,577,197
910,000	Nevada Power Co. 8.2500%, 6/1/11	937,486
4,550,000	NiSource, Inc. 5.4000%, 7/15/14	4,989,703
710,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	786,149
4,550,000	Union Electric Co. 4.6500%, 10/1/13	4,864,018
910,000	Wisconsin Energy Corp. 6.5000%, 4/1/11	923,149
		26,096,930
Electronic Components – Semiconductors – 0.6%
9,391,000	Advanced Micro Devices, Inc. 5.7500%, 8/15/12	9,625,775
6,156,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,550,606
		16,176,381
Electronic Measuring Instruments – 0.2%
4,190,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,239,124
Electronics – Military – 1.4%
34,476,000	L-3 Communications Corp. 6.3750%, 10/15/15	35,510,280
Fiduciary Banks – 0.1%
1,820,000	Northern Trust Corp. 5.5000%, 8/15/13	2,014,682
Finance – Auto Loans – 1.4%
4,550,000	American Honda Finance Corp. 2.3750%, 3/18/13 (144A)	4,626,476
25,222,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	25,297,389
7,148,000	PACCAR Financial Corp. 1.9500%, 12/17/12	7,278,866
		37,202,731
Finance – Commercial – 0.4%
10,920,000	Caterpillar, Inc. 2.0000%, 4/5/13	11,108,872
Finance – Credit Card – 0%
546,000	American Express Credit Co. 5.8750%, 5/2/13	593,796
Finance – Investment Bankers/Brokers – 2.1%
3,271,000	Charles Schwab Corp. 4.9500%, 6/1/14	3,556,993
3,776,000	Credit Suisse USA, Inc. 6.1250%, 11/15/11	3,956,361
3,640,000	Jefferies Group, Inc. 7.7500%, 3/15/12	3,891,025
13,285,000	Jefferies Group, Inc. 3.8750%, 11/9/15	13,057,880
6,800,000	Merrill Lynch & Co, Inc. 5.4500%, 2/5/13	7,172,599
9,100,000	Merrill Lynch & Co, Inc. 6.1500%, 4/25/13	9,764,364
8,585,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	8,783,966
6,097,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	6,304,871
		56,488,059
Finance – Mortgage Loan Banker – 0.8%
20,656,000	Countrywide Home Loan 4.0000%, 3/22/11	20,806,603
Finance – Other Services – 0.2%
2,552,000	CME Group, Inc. 5.7500%, 2/15/14	2,825,694
1,820,000	National Rural Utilities Cooperative Finance Corp. 2.6250%, 9/16/12	1,870,631
		4,696,325
Food – Confectionary – 1.7%
11,829,000	WM Wrigley Jr. Co. 1.6778%, 6/28/11 (144A)‡	11,834,453
11,029,000	WM Wrigley Jr. Co. 2.4500%, 6/28/12 (144A)	11,107,218
11,829,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13 (144A)	12,082,365
9,100,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	9,373,519
		44,397,555
Food – Meat Products – 0.7%
18,199,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	19,393,309
Food – Miscellaneous/Diversified – 1.5%
6,461,000	Del Monte Corp. 6.7500%, 2/15/15	6,598,296
1,820,000	H.J. Heinz Finance Co. 6.6250%, 7/15/11	1,876,584
30,711,000	Kraft Foods, Inc. 2.6250%, 5/8/13	31,583,745
491,000	Kraft Foods, Inc. 6.7500%, 2/19/14	559,711
		40,618,336
Food – Retail – 0.1%
341,000	Delhaize Group 5.8750%, 2/1/14	376,314
1,116,000	Kroger Co. 6.8000%, 4/1/11	1,132,367
		1,508,681

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Gas – Distribution – 0.1%
$2,275,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	$2,371,210
Hotels and Motels – 0.6%
11,466,000	Marriott International, Inc. 4.6250%, 6/15/12	11,922,851
4,013,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	4,554,755
		16,477,606
Industrial Gases – 0.6%
16,379,000	Praxair, Inc. 2.1250%, 6/14/13	16,731,214
Investment Management and Advisory Services – 1.2%
21,607,000	BlackRock, Inc. 2.2500%, 12/10/12	22,098,192
9,418,000	Franklin Resources, Inc. 2.0000%, 5/20/13	9,545,077
		31,643,269
Life and Health Insurance – 1.8%
9,814,000	Prudential Financial, Inc. 5.1000%, 12/14/11	10,141,758
33,058,000	Prudential Financial, Inc. 3.6250%, 9/17/12	34,308,088
910,000	Prudential Financial, Inc. 4.5000%, 7/15/13	965,047
1,474,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,625,541
		47,040,434
Machinery – General Industrial – 0.2%
4,065,000	Wabtec Corp. DE 6.8750%, 7/31/13	4,268,250
Medical – HMO – 0.4%
2,730,000	UnitedHealth Group, Inc. 5.2500%, 3/15/11	2,753,134
7,764,000	WellPoint, Inc. 5.0000%, 1/15/11	7,772,191
		10,525,325
Medical Labs and Testing Services – 0.2%
3,640,000	Roche Holdings, Inc. 5.0000%, 3/1/14 (144A)	3,986,066
Medical Products – 0.2%
2,757,000	CareFusion Corp. 4.1250%, 8/1/12	2,872,441
1,365,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,471,291
		4,343,732
Metal – Aluminum – 0%
1,092,000	Rio Tinto Alcan, Inc. 6.4500%, 3/15/11	1,104,424
Multi-Line Insurance – 1.2%
12,739,000	MetLife, Inc. 1.5356%, 8/6/13‡	12,935,525
17,378,000	MetLife, Inc. 2.3750%, 2/6/14	17,460,476
		30,396,001
Multimedia – 1.3%
18,199,000	NBC Universal, Inc. 2.1000%, 4/1/14 (144A)	18,145,077
1,820,000	News America Holdings, Inc. 9.2500%, 2/1/13	2,097,541
14,796,000	Time Warner, Inc. 3.1500%, 7/15/15	15,033,002
		35,275,620
Office Automation and Equipment – 0.2%
3,135,000	Xerox Corp. 5.5000%, 5/15/12	3,311,228
1,013,000	Xerox Corp. 8.2500%, 5/15/14	1,182,444
		4,493,672
Oil Companies – Exploration and Production – 0.5%
11,763,000	Forest Oil Corp. 8.0000%, 12/15/11	12,292,335
Oil Companies – Integrated – 1.7%
14,981,000	BP Capital Markets PLC 3.1250%, 10/1/15	14,970,708
4,550,000	Chevron Corp. 3.4500%, 3/3/12	4,694,990
2,275,000	ConocoPhillips 4.7500%, 2/1/14	2,471,246
22,461,000	Shell International Finance BV 1.8750%, 3/25/13	22,799,757
		44,936,701
Oil Refining and Marketing – 0.5%
4,368,000	Sunoco Inc. 4.8750%, 10/15/14	4,552,465
7,798,000	Valero Energy Corp. 6.8750%, 4/15/12	8,298,483
		12,850,948
Paper and Related Products – 1.1%
13,563,000	Georgia-Pacific LLC 8.1250%, 5/15/11	14,003,798
14,697,000	Georgia-Pacific LLC 7.0000%, 1/15/15 (144A)	15,248,137
		29,251,935
Pipelines – 4.1%
8,839,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,693,722
1,976,000	El Paso Corp. 7.3750%, 12/15/12	2,096,915
8,858,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	9,385,087
2,944,000	Enterprise Products Operating LLC 7.5000%, 2/1/11	2,957,007
13,942,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	14,632,645
1,092,000	Kinder Morgan Energy Partners L.P. 6.7500%, 3/15/11	1,104,122
2,543,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,726,734
2,939,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	3,193,132
6,488,000	Kinder Morgan Finance Co. ULC 5.3500%, 1/5/11	6,488,000

See Notes to Schedules of Investments and Financial Statements.

52 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

$13,520,000	Kinder Morgan, Inc. 6.5000%, 9/1/12	$14,229,800
1,092,000	Oneok, Inc. 7.1250%, 4/15/11	1,111,143
17,932,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	18,699,418
19,068,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	19,702,545
3,203,000	Transcontinental Gas Pipe Line Co. LLC 7.0000%, 8/15/11	3,322,408
		108,342,678
Property and Casualty Insurance – 0.1%
1,633,000	Chubb Corp. 5.2000%, 4/1/13	1,764,396
Property Trust – 0.4%
10,920,000	WEA Finance LLC / WCI Finance LLC 5.4000%, 10/1/12 (144A)	11,576,554
Publishing – Books – 0.3%
7,560,000	Scholastic Corp. 5.0000%, 4/15/13	7,578,900
Publishing – Newspapers – 0.5%
12,739,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	12,834,543
Real Estate Management/Services – 0.4%
9,100,000	CB Richard Ellis Services, Inc. 11.6250%, 6/15/17	10,544,625
Reinsurance – 1.8%
4,550,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	4,731,945
3,003,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,230,153
1,069,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,166,835
18,427,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	18,562,439
18,427,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	18,819,937
		46,511,309
REIT – Health Care – 3.7%
7,280,000	HCP, Inc. 5.9500%, 9/15/11	7,515,115
24,327,000	HCP, Inc. 6.4500%, 6/25/12	25,663,817
13,031,000	HCP, Inc. 5.6250%, 2/28/13	13,667,369
14,441,000	HCP, Inc. 5.6500%, 12/15/13	15,511,916
9,060,000	Healthcare Realty Trust, Inc. 8.1250%, 5/1/11	9,263,723
5,214,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,459,449
13,181,000	Senior Housing Properties Trust 8.6250%, 1/15/12	13,774,145
6,121,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	5,897,498
		96,753,032
REIT – Hotels – 1.2%
6,157,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	6,249,355
18,581,000	Host Hotels & Resorts L.P. 6.8750%, 11/1/14	19,138,430
7,280,000	Host Hotels & Resorts L.P. 6.3750%, 3/15/15	7,389,200
		32,776,985
REIT – Office Property – 0.5%
13,732,000	Reckson Operating Partnership L.P. 5.1500%, 1/15/11	13,738,688
REIT – Regional Malls – 1.2%
4,596,000	Rouse Co. L.P. 7.2000%, 9/15/12	4,814,310
26,889,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	27,863,726
		32,678,036
REIT – Shopping Centers – 0.4%
4,550,000	Developers Diversified Realty Corp. 5.3750%, 10/15/12	4,681,245
4,550,000	Equity One, Inc. 6.2500%, 12/15/14	4,801,510
		9,482,755
Retail – Discount – 0%
951,000	Wal-Mart Stores, Inc. 3.2000%, 5/15/14	994,680
Retail – Office Supplies – 0.1%
2,275,000	Staples, Inc. 7.7500%, 4/1/11	2,311,618
Retail – Propane Distribution – 0.5%
12,739,000	Amerigas Partners L.P. 7.2500%, 5/20/15	13,089,323
Retail – Regional Department Stores – 1.4%
2,730,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	2,955,225
20,238,000	Macy’s Retail Holdings, Inc. 6.6250%, 4/1/11	20,490,975
9,100,000	Macy’s Retail Holdings, Inc. 5.3500%, 3/15/12	9,395,750
4,145,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	4,393,700
		37,235,650
Retail – Restaurants – 0.7%
11,219,000	Brinker International 5.7500%, 6/1/14	11,791,147
5,029,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	5,383,268
		17,174,415
Semiconductor Components/Integrated Circuits – 1.1%
11,102,000	Analog Devices, Inc. 5.0000%, 7/1/14	11,965,436
16,302,000	Maxim Integrated Products, Inc. 3.4500%, 6/14/13	16,667,621
		28,633,057
Steel – Producers – 0.8%
4,448,000	ArcelorMittal 5.3750%, 6/1/13	4,728,019

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 53

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

$13,649,000	ArcelorMittal 3.7500%, 8/5/15	$13,762,642
1,251,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	1,316,677
		19,807,338
Super-Regional Banks – 1.7%
7,280,000	Bank One Corp. 5.9000%, 11/15/11	7,591,795
9,100,000	PNC Funding Corp. 5.2500%, 11/15/15	9,738,765
6,750,000	Wachovia Corp. 4.8750%, 2/15/14	7,108,297
364,000	Wells Fargo & Co. 5.3000%, 8/26/11	375,174
8,190,000	Wells Fargo & Co. 4.9500%, 10/16/13	8,771,465
9,100,000	Wells Fargo & Co. 4.6250%, 4/15/14	9,549,149
546,000	Wells Fargo Bank N.A. 6.4500%, 2/1/11	548,246
		43,682,891
Telecommunication Services – 0.7%
18,199,000	Qwest Corp. 8.8750%, 3/15/12	19,677,669
Telephone – Integrated – 1.1%
1,365,000	AT&T, Inc. 5.8750%, 8/15/12	1,470,658
1,001,000	AT&T, Inc. 4.9500%, 1/15/13	1,072,943
25,888,000	Sprint Capital Corp. 7.6250%, 1/30/11	25,952,720
		28,496,321
Television – 0.1%
1,365,000	CBS Corp. 8.2000%, 5/15/14	1,592,259
Textile-Home Furnishings – 0%
910,000	Mohawk Industries, Inc. 6.5000%, 1/15/11	907,725
Transportation – Railroad – 0.2%
2,125,000	Canadian Pacific Railway Co. 6.2500%, 10/15/11	2,217,675
2,548,000	Union Pacific Corp. 5.4500%, 1/31/13	2,752,253
		4,969,928
Transportation – Services – 1.2%
26,389,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	25,370,305
910,000	Fedex Corp. 7.3750%, 1/15/14	1,043,576
3,821,000	Ryder System, Inc. 3.6000%, 3/1/16	3,809,323
2,151,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,291,710
		32,514,914

Total Corporate Bonds (cost $1,954,271,137)		1,987,542,478

U.S. Treasury Notes/Bonds – 22.2%
	U.S. Treasury Notes/Bonds:
95,000,000	0.8750%, 2/28/11	95,100,225
14,286,000	0.7500%, 5/31/12	14,354,144
589,000	1.8750%, 6/15/12	601,401
158,934,000	0.6250%, 6/30/12**	159,406,034
123,309,000	1.3750%, 2/15/13	125,168,253
62,606,000	1.7500%, 4/15/13	64,044,060
124,005,000	1.3750%, 5/15/13**	125,788,192

Total U.S. Treasury Notes/Bonds (cost $581,374,768)		584,462,309

Short-Term Taxable Variable Rate Demand Note – 0%
1,135,000	California Infrastructure & Economic Development Bank 0.7500%, 4/1/24‡ (amortized cost $1,135,000)	1,135,000

Money Market – 0.1%
3,507,278	Janus Cash Liquidity Fund LLC, 0% (cost $3,507,278)	3,507,278

Total Investments (total cost $2,615,215,924) – 100.8%		2,652,472,365

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(22,043,016)

Net Assets – 100%		$2,630,429,349

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$70,488,869	2.7%
Belgium	376,314	0.0%
Canada	45,773,920	1.7%
Cayman Islands	21,306,260	0.8%
Chile	13,643,800	0.5%
Luxembourg	46,095,171	1.8%
Netherlands	40,494,523	1.5%
New Zealand	15,468,030	0.6%
Singapore	5,971,053	0.2%
Sweden	28,538,137	1.1%
Switzerland	31,960,535	1.2%
United Kingdom	74,367,003	2.8%
United States††	2,257,988,750	85.1%

Total	$2,652,472,365	100.0%

††	Includes Cash Equivalents (85.0% excluding Cash Equivalents).

Financial Futures – Short
364 Contracts	U.S. Treasury Note 5 Year expires March 2011, principal amount $42,714,897, value $42,849,625, cumulative depreciation	$(134,728)

See Notes to Schedules of Investments and Financial Statements.

54 | DECEMBER 31, 2010

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2010	David Spilsted

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.02%
5 Year	2.19%
10 Year	2.02%
Since Inception (February 14, 1995)	3.18%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.02%
5 Year	2.19%
10 Year	2.02%
Since Inception (February 14, 1995)	3.18%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the October 28, 2010 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.68%
Class T Shares
Total Annual Fund Operating Expenses	0.72%

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2010	David Spilsted

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.01%
5 Year	2.30%
10 Year	2.10%
Since Inception (February 14, 1995)	3.28%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.01%
5 Year	2.30%
10 Year	2.10%
Since Inception (February 14, 1995)	3.28%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the October 28, 2010 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0.46% for Class D Shares and 0.48% for Class T Shares of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

Effective February 16, 2010, the Fund’s renamed Class J Shares to Class T Shares.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 55

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$1.21

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$1.22

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$1.21

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$1.22

†	Expenses are equal to the annualized expense ratio of 0.24% for Class D and 0.24% for Class T Shares, Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$1.26

Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,000.00	$1.26

Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28

†	Expenses are equal to the annualized expense ratio of 0.25% for Class D Shares and 0.25% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

56 | DECEMBER 31, 2010

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Principal Amount		Value

Repurchase Agreements – 23.0%
$30,700,000	Credit Suisse Securities (USA) LLC 0.1500%, dated 12/31/10 maturing 1/3/11 to be repurchased at $30,700,384 collateralized by $170,133,151 in U.S. Government Agencies 1.2606% – 461.7200% 12/25/21 – 11/25/40 with a value of $31,314,646	$30,700,000
15,800,000	RBC Capital Markets Corp. 0.2200%, dated 12/31/10 maturing 1/3/11 to be repurchased at $284,205,210 collateralized by $473,278,125 in U.S. Government Agencies 2.6250% – 5.7760% 3/1/16 – 12/20/40 with a value of $289,884,000	15,800,000

Total Repurchase Agreements (amortized cost $46,500,000)		46,500,000

U.S. Government Agency Notes – 35.6%
	Army & Air Force Exchange Services:
5,000,000	0.3500%, 1/20/11ß	5,000,000
5,000,000	0.3500%, 1/28/11ß	5,000,000
	Fannie Mae:
5,000,000	0.2100%, 2/9/11	4,998,846
5,000,000	0.2700%, 3/1/11	4,997,786
2,500,000	0.2300%, 4/27/11	2,498,121
3,000,000	0.2100%, 6/15/11	2,997,112
	Federal Home Loan Bank System:
5,000,000	0.2200%, 3/25/11	4,997,428
5,000,000	0.1950%, 5/12/11	4,996,402
3,000,000	0.2000%, 5/17/11	2,997,733
3,000,000	0.2000%, 6/3/11	2,997,450
6,651,078	0.2700%, 1/15/42	6,651,078
	Freddie Mac:
5,000,000	0.2100%, 2/14/11	4,998,698
3,000,000	0.2300%, 4/5/11	2,998,173
5,000,000	0.2000%, 4/11/11	4,997,183
3,000,000	0.1800%, 4/19/11	2,998,380
5,000,000	0.2000%, 5/19/11	4,996,167
3,000,000	0.2000%, 6/13/11	2,997,283

Total U.S. Government Agency Notes (amortized cost $72,117,840)		72,117,840

Variable Rate Demand Agency Notes – 41.5%
1,280,000	A.E. Realty LLC, Series 2003 0.3400%, 10/1/23	1,280,000
4,120,000	Cunat Capital Corp. 0.3000%, 4/1/36	4,120,000
9,000,000	Cypress Bend Real Estate Development LLC 0.3400%, 4/1/33	9,000,000
6,260,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K 0.3100%, 7/15/36	6,260,000
1,780,000	GMC Financing LLC 0.4500%, 6/1/30	1,780,000
3,300,000	Indian Hills Country Club 0.3400%, 3/1/30	3,300,000
2,500,000	J&E Irrevocable Trust Agreement 0.3400%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.3900%, 6/1/47	3,745,000
165,000	Lakeshore Professional Properties LLC 0.4400%, 7/1/45	165,000
700,000	Maryland State Community Development Administration Multifamily Development (Crusader-D) 0.2900%, 2/1/41	700,000
28,000,000	Mesivta Yeshiva Rabbi Chaim 0.2600%, 11/1/35	28,000,000
4,835,000	Mississippi Business Finance Corp., Mississippi Revenue (John Fayard), Series A 0.3500%, 3/1/29	4,835,000
4,980,000	Mississippi Business Finance Corp., Mississippi Revenue (John Fayard), Series B 0.3500%, 3/1/29	4,980,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments), Series A 0.3200%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency 0.3200%, 1/15/36	500,000
1,740,000	Shepherd Capital LLC 0.4400%, 10/1/53	1,740,000
4,500,000	Thomas H. Turner Family IRR Trust 0.3400%, 6/1/20	4,500,000
4,450,000	Tyler Enterprises LLC 0.3400%, 10/1/22	4,450,000

Total Variable Rate Demand Agency Notes (amortized cost $83,920,000)		83,920,000

Total Investments (total amortized cost $202,537,840 ) – 100.1%		202,537,840

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(188,727)

Net Assets – 100%		$202,349,113

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Principal Amount		Value

Certificates Of Deposit – 10.7%
$25,000,000	Bank of Montreal/Chicago 0.2400%, 1/20/11	$25,000,000
20,000,000	Bank of Montreal/Chicago 0.2400%, 1/27/11	20,000,000
20,000,000	Bank of Montreal/Chicago 0.2500%, 1/31/11	20,000,000
25,000,000	Rabobank Nederland NV/NY 0.4100%, 1/31/11	25,003,328
25,000,000	Rabobank Nederland NV/NY 0.2400%, 2/10/11	25,000,000
25,000,000	Toronto-Dominion Bank/NY 0.2000%, 1/10/11	25,000,000

Total Certificates Of Deposit (amortized cost $140,003,328)		140,003,328

Floating Rate Note – 2.3%
30,000,000	Bank of America Corp. (same day put) 0.3000%, 1/3/11 (amortized cost $30,000,000)	30,000,000

Repurchase Agreements – 47.1%
183,400,000	Goldman Sachs & Co. 0.1600%, dated 12/31/10 maturing 1/3/11 to be repurchased at $183,402,445 collateralized by $193,713,155 in a U.S. Government Agency 6.2500%, 12/20/39 with a value of $187,068,000	183,400,000
150,000,000	HSBC Securities (USA), Inc. 0.2200%, dated 12/31/10 maturing 1/3/11 to be repurchased at $150,002,750 collateralized by $198,416,741 in U.S. Government Agencies 5.0000% – 6.5000%, 12/1/33 – 8/1/39 with a value of $153,002,076	150,000,000
284,200,000	RBC Capital Markets Corp. 0.2200%, dated 12/31/10 maturing 1/3/11 to be repurchased at $284,205,210 collateralized by $473,278,125 in U.S. Government Agencies 2.6250% – 5.7760% 3/1/16 – 12/20/40 with a value of $289,884,000	284,200,000

Total Repurchase Agreements (amortized cost $617,600,000)		617,600,000

U.S. Government Agency Notes – 25.7%
	Army & Air Force Exchange Services:
$10,000,000	0.3500%, 1/11/11ß	10,000,000
25,000,000	0.3500%, 1/20/11ß	25,000,000
30,000,000	0.3500%, 1/28/11ß	30,000,000
	Fannie Mae:
10,000,000	0.2100%, 2/9/11	9,997,692
10,000,000	0.2700%, 3/1/11	9,995,573
20,000,000	0.2300%, 3/28/11	19,988,854
10,000,000	0.1850%, 4/25/11	9,994,141
7,000,000	0.2300%, 5/3/11	6,994,467
10,000,000	0.2100%, 5/4/11	9,992,824
10,000,000	0.2000%, 6/8/11	9,991,222
10,000,000	0.2100%, 6/15/11	9,990,375
10,000,000	0.2250%, 6/20/11	9,989,225
	Federal Home Loan Bank System:
12,000,000	0.1900%, 5/11/11	11,991,766
10,000,000	0.2000%, 5/17/11	9,992,443
10,000,000	0.2000%, 6/3/11	9,991,500
	Freddie Mac:
10,000,000	0.3100%, 1/10/11	9,999,214
10,000,000	0.2100%, 2/14/11	9,997,397
12,000,000	0.2300%, 4/5/11	11,992,691
10,000,000	0.2000%, 4/11/11	9,994,366
20,000,000	0.1800%, 4/19/11	19,989,199
10,000,000	0.2050%, 5/2/11	9,993,012
10,000,000	0.1900%, 5/4/11	9,993,508
10,000,000	0.1900%, 5/9/11	9,993,244
10,000,000	0.2000%, 5/19/11	9,992,333
10,000,000	0.2000%, 6/6/11	9,991,333
10,000,000	0.2000%, 6/13/11	9,990,944
10,000,000	0.2100%, 7/6/11	9,989,149
10,000,000	0.2400%, 8/16/11	9,984,865

Total U.S. Government Agency Notes (amortized cost $335,811,337)		335,811,337

Variable Rate Demand Agency Notes – 14.2%
425,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B, 0.5100%, 10/1/19	425,000
4,635,000	Brattlebro Retreat, 0.3400%, 1/1/36	4,635,000
4,000,000	Breckenridge Terrace LLC, 0.2700%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC, 0.2700%, 5/1/39	14,980,000
800,000	California Infrastructure and Economic Development, 0.5200%, 7/1/33	800,000
1,145,000	Capital Markets Access, 0.3400%, 7/1/25	1,145,000
5,700,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC), Series A, 0.2700%, 7/1/35	5,700,000
6,170,000	Congress Commons LLC, 0.3600%, 12/1/50	6,170,000
6,455,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project), 0.2900%, 1/1/26	6,455,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A, 0.2700%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A, 0.2700%, 5/1/39	8,000,000
11,830,000	Eskaton Properties, Inc., 0.6000%, 12/1/37	11,830,000
4,620,000	FJM Properties-Wilmar, 0.4000%, 10/1/24	4,620,000
15,000,000	HHH Supply and Investment Co., 0.3500%, 7/1/29	15,000,000
5,620,000	Hunter’s Ridge, South Point, 0.3000%, 6/1/25	5,620,000
4,650,000	J-J Properties LLC, 0.3000%, 7/1/35	4,650,000

See Notes to Schedules of Investments and Financial Statements.

58 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Principal Amount		Value

$605,000	Kentucky Economic Development Finance Authority, 1.0000%, 11/1/15	$605,000
1,980,000	Lone Tree Building Authority, 1.1500%, 12/1/17	1,980,000
9,000,000	Louisiana Local Government Environmental Facilities, 0.3300%, 7/1/47	9,000,000
3,500,000	Lowell Family LLC, 0.6800%, 4/1/30	3,500,000
10,000,000	Massachusetts Health & Educational Facilities Authority, 0.3100%, 10/1/42	10,000,000
6,115,000	Mississippi Business Finance, Corp., 0.3600%, 12/1/39	6,115,000
5,945,000	Monongallia Health Systems, 0.3600%, 7/1/40	5,945,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark), 0.4500%, 4/1/20	160,000
3,650,000	Riley Family Eagle Lake/Lexington Heights L.P., 0.2900%, 9/1/33	3,650,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue, (Albaugh, Inc. Project), Series, 0.6500%, 11/1/19	300,000
4,610,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A, 0.3400%, 6/1/26	4,610,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A, 0.3400%, 2/1/18	2,600,000
3,870,000	Timber Ridge County Affordable Housing Corp., Series 2003, 0.2700%, 12/1/32	3,870,000
4,825,000	Triple Crown Investments, 0.3300%, 8/1/25	4,825,000
100,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 0.6800%, 1/1/25	100,000
1,820,000	Volunteers of America, Alabama, 0.3400%, 9/1/23	1,820,000
23,935,000	Washington Higher Education Facilities Authority, 0.3200%, 10/1/30	23,935,000

Total Variable Rate Demand Agency Notes (amortized cost $186,145,000)		186,145,000

Total Investments (total amortized cost $1,309,559,665 ) – 100.0%		1,309,559,665

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		432,108

Net Assets – 100%		$1,309,991,773

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 59

Statements of Assets and Liabilities - Fixed Income Funds

As of December 31, 2010 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$3,108,679	$10,009	$1,442,752	$2,615,216
Unaffiliated investments at value	$3,153,063	$–	$1,478,353	$2,648,965
Affiliated investments at value	23,933	10,009	76,903	3,507
Cash	790	4	449	733
Receivables:
Investments sold	–	–	–	15,955
Fund shares sold	3,783	3	4,942	3,226
Dividends	35	–	22	11
Due from adviser	–	1	–	–
Interest	33,954	–	24,835	24,172
Non-interested Trustees’ deferred compensation	89	–	44	75
Other assets	38	–	3,737	19
Total Assets	3,215,685	10,017	1,589,285	2,696,663
Liabilities:
Payables:
Investments purchased	10,705	–	–	901
Fund shares repurchased	7,170	1	3,975	63,424
Dividends	722	–	666	120
Advisory fees	1,122	–	751	949
Administrative services fees	242	–	211	443
Distribution fees and shareholder servicing fees	328	1	97	91
Administrative, networking and omnibus fees	246	–	–	–
Non-interested Trustees’ fees and expenses	18	–	8	13
Non-interested Trustees’ deferred compensation fees	89	–	44	75
Accrued expenses and other payables	182	2	155	104
Variation margin	–	–	–	114
Total Liabilities	20,824	4	5,907	66,234
Net Assets	$3,194,861	$10,013	$1,583,378	$2,630,429

See Notes to Financial Statements.

See footnotes at the end of the Statements.

60 | DECEMBER 31, 2010

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61

Statements of Assets and Liabilities - Fixed Income Funds (continued)

As of December 31, 2010 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund(1)		Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$3,118,827		$10,015	$1,522,774		$2,590,337
Undistributed net investment income/(loss)*	886		(2)	2,247		612
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	6,830		–	(54,148)		2,357
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	68,318		–	112,505		37,123
Total Net Assets	$3,194,861		$10,013	$1,583,378		$2,630,429
Net Assets - Class A Shares	$371,813		$833	$142,386		$133,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,707		83	15,658		43,350
Net Asset Value Per Share(2)	$10.41		$10.00	$9.09		$3.08
Maximum Offering Price Per Share(3)	$10.93		$10.50	$9.54		$3.16
Net Assets - Class C Shares	$270,120		$834	$77,062		$71,276
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,938		83	8,472		23,189
Net Asset Value Per Share(2)	$10.41		$10.00	$9.10		$3.07
Net Assets - Class D Shares	$687,417		$838	$294,579		$221,840
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,014		84	32,398		72,009
Net Asset Value Per Share	$10.41		$10.00	$9.09		$3.08
Net Assets - Class I Shares	$1,076,833		$5,842	$197,373		$319,673
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,416		584	21,696		103,911
Net Asset Value Per Share	$10.41		$10.00	$9.10		$3.08
Net Assets - Class R Shares	$7,837	$	N/A	$895	$	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	753		N/A	98		N/A
Net Asset Value Per Share	$10.41	$	N/A	$9.09	$	N/A
Net Assets - Class S Shares	$57,563		$833	$7,588		$5,352
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,526		83	833		1,742
Net Asset Value Per Share	$10.42		$10.00	$9.11		$3.07
Net Assets - Class T Shares	$723,278		$833	$863,495		$1,878,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,457		83	94,960		609,619
Net Asset Value Per Share	$10.41		$10.00	$9.09		$3.08

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 28, 2010 (inception date) through December 31, 2010.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

62 | DECEMBER 31, 2010

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63

Statements of Operations - Fixed Income Funds

For the six-month period ended December 31, 2010 (unaudited)
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$65,189	$–	$59,890	$39,736
Dividends	–	–	474	–
Dividends from affiliates	152	–	78	62
Fee income	68	–	91	123
Total Investment Income	65,409	–	60,533	39,921
Expenses:
Advisory fees	6,430	1	4,091	7,519
Shareholder reports expense	349	–	137	165
Transfer agent fees and expenses	74	–	27	37
Registration fees	162	2	118	149
Custodian fees	8	–	7	9
Professional fees	38	1	29	43
Non-interested Trustees’ fees and expenses	65	–	29	59
Administrative services fees - Class D Shares	429	–	166	140
Administrative services fees - Class R Shares	10	N/A	1	N/A
Administrative services fees - Class S Shares	80	–	8	6
Administrative services fees - Class T Shares	913	–	997	2,561
Distribution fees and shareholder servicing fees - Class A Shares	456	–	158	169
Distribution fees and shareholder servicing fees - Class C Shares	1,344	–	372	354
Distribution fees and shareholder servicing fees - Class R Shares	19	N/A	3	N/A
Distribution fees and shareholder servicing fees - Class S Shares	80	–	8	6
Administrative, networking and omnibus fees - Class A Shares	98	–	27	37
Administrative, networking and omnibus fees - Class C Shares	90	–	20	25
Administrative, networking and omnibus fees - Class I Shares	464	–	19	67
Other expenses	90	–	245	80
Non-recurring costs (Note 4)	–	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 4)	–	N/A	–	–
Total Expenses	11,199	4	6,462	11,426
Expense and Fee Offset	(2)	–	(2)	(1)
Net Expenses	11,197	4	6,460	11,425
Less: Excess Expense Reimbursement	–	(1)	–	(644)
Net Expenses after Expense Reimbursement	11,197	3	6,460	10,781
Net Investment Income/(Loss)	54,212	(3)	54,073	29,140
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	53,373	–	37,510	12,631
Net realized gain/(loss) from futures contracts	(56)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(45,454)	–	56,163	(859)
Net Gain on Investments	7,863	–	93,673	11,772
Net Increase/(Decrease) in Net Assets Resulting from Operations	$62,075	$(3)	$147,746	$40,912

(1)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

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65

Statements of Changes in Net Assets - Fixed Income Funds

For the six-month period ended December 31, 2010 (unaudited),
the eight-month fiscal period ended June 30, 2010 and the fiscal	Janus Flexible			Janus Global	Janus			Janus Short-Term
year ended October 31, 2009	Bond Fund			Bond Fund	High-Yield Fund			Bond Fund
(all numbers in thousands)	2010	2010(1)	2009	2010(2)	2010	2010(1)	2009	2010	2010(1)	2009

Operations:
Net investment income/(loss)	$54,212	$63,020	$48,224	$(3)	$54,073	$64,981	$76,100	$29,140	$32,341	$20,655
Net realized gain/(loss) from investment and foreign currency transactions	53,373	58,802	33,784	–	37,510	39,221	(42,414)	12,631	11,715	5,043
Net realized gain/(loss) from futures contracts	(56)	(1,919)	–	–	–	–	–	–	(657)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(45,454)	21,070	125,978	–	56,163	(19,092)	171,845	(859)	5,322	32,492
Net Increase/(Decrease) in Net Assets Resulting from Operations	62,075	140,973	207,986	(3)	147,746	85,110	205,531	40,912	48,721	58,190
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(6,214)	(7,137)	(3,018)	–	(4,619)	(5,425)	(2,470)	(1,406)	(1,307)	(171)
Class C Shares	(3,548)	(4,268)	(1,552)	–	(2,447)	(3,401)	(1,539)	(469)	(465)	(61)
Class D Shares	(12,758)	(9,498)	N/A	–	(10,349)	(7,450)	N/A	(2,551)	(1,952)	N/A
Class I Shares	(17,918)	(17,175)	(2,987)	1	(5,755)	(2,418)	(499)	(2,788)	(2,008)	(86)
Class R Shares	(113)	(112)	(33)	N/A	(35)	(57)	(28)	N/A	N/A	N/A
Class S Shares	(1,029)	(1,719)	(877)	–	(240)	(364)	(161)	(44)	(72)	(22)
Class T Shares	(12,618)	(23,412)	(39,850)	–	(29,388)	(45,737)	(71,629)	(21,179)	(26,629)	(20,188)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(11,992)	(1,373)	–	–	–	–	–	(1,038)	(14)	–
Class C Shares	(8,699)	(988)	–	–	–	–	–	(565)	(8)	–
Class D Shares	(22,228)	–	N/A	–	–	–	N/A	(1,775)	–	N/A
Class I Shares	(34,295)	(2,818)	–	–	–	–	–	(2,460)	(21)	–
Class R Shares	(258)	(19)	–	N/A	–	–	–	N/A	N/A	N/A
Class S Shares	(1,864)	(409)	–	–	–	–	–	(38)	(1)	–
Class T Shares	(23,387)	(6,281)	–	–	–	–	–	(15,511)	(361)	–
Net Decrease from Dividends and Distributions	(156,921)	(75,209)	(48,317)	1	(52,833)	(64,852)	(76,326)	(49,824)	(32,838)	(20,528)
Capital Share Transactions:
Shares Sold
Class A Shares	133,996	144,388	99,964	833	41,582	46,880	32,160	58,229	101,295	44,791
Class C Shares	71,868	102,952	58,100	833	11,218	18,069	23,589	18,335	44,192	23,813
Class D Shares	99,747	72,155	N/A	839	41,806	19,497	N/A	28,647	31,219	N/A
Class I Shares	443,146	410,024	307,620	5,850	131,634	62,691	15,328	219,332	149,306	71,096
Class R Shares	4,260	3,450	1,990	N/A	246	792	43	N/A	N/A	N/A
Class S Shares	9,560	30,833	23,950	833	1,831	3,284	2,904	2,025	4,829	6,819
Class T Shares	269,674	331,547	466,061	833	203,050	281,066	467,613	503,372	1,355,753	1,260,160
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	612,047	N/A	N/A	N/A	251,932	N/A	N/A	233,703	N/A

See Notes to Financial Statements.

See footnotes at the end of the Statements.

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67

Statements of Changes in Net Assets - Fixed Income Funds (continued)

For the six-month period ended December 31, 2010 (unaudited),
the eight-month fiscal period ended June 30, 2010 and the fiscal	Janus Flexible			Janus Global	Janus			Janus Short-Term
year ended October 31, 2009	Bond Fund			Bond Fund	High-Yield Fund			Bond Fund
(all numbers in thousands)	2010	2010(1)	2009	2010(2)	2010	2010(1)	2009	2010	2010(1)	2009

Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	182,146	N/A	N/A	N/A	55,786	N/A	N/A	N/A
Class C Shares	N/A	N/A	107,892	N/A	N/A	N/A	36,350	N/A	N/A	N/A
Class I Shares	N/A	N/A	140,078	N/A	N/A	N/A	11,556	N/A	N/A	N/A
Class R Shares	N/A	N/A	1,321	N/A	N/A	N/A	879	N/A	N/A	N/A
Class S Shares	N/A	N/A	58,255	N/A	N/A	N/A	3,581	N/A	N/A	N/A
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	14	23	–	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	4	15	–	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	–	3	5	N/A	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	50	242	346	N/A	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	16,383	7,288	2,200	–	4,075	4,512	2,021	2,090	1,009	78
Class C Shares	7,180	2,901	824	–	1,881	2,575	1,114	727	321	42
Class D Shares	32,483	9,790	N/A	–	8,670	6,961	N/A	4,220	2,146	N/A
Class I Shares	44,606	16,901	2,842	–	5,186	1,833	441	3,166	510	17
Class R Shares	339	107	26	N/A	30	53	28	N/A	N/A	N/A
Class S Shares	2,875	2,080	858	–	240	302	117	82	46	8
Class T Shares	35,293	27,379	37,151	–	28,676	42,793	66,465	36,284	26,270	18,905
Shares Repurchased
Class A Shares	(91,966)	(66,349)	(65,835)	–	(20,790)	(28,650)	(13,009)	(47,535)	(25,340)	(1,492)
Class C Shares	(37,879)	(35,877)	(13,725)	–	(9,540)	(15,111)	(5,010)	(10,538)	(5,388)	(409)
Class D Shares	(91,378)	(44,865)	N/A	–	(22,379)	(35,156)	N/A	(37,420)	(40,679)	N/A
Class I Shares	(144,403)	(130,104)	(11,062)	(6)	(22,158)	(14,528)	(6,688)	(72,184)	(49,343)	(1,535)
Class R Shares	(2,118)	(1,233)	(367)	N/A	(326)	(967)	–	N/A	N/A	N/A
Class S Shares	(14,891)	(43,602)	(17,691)	–	(1,301)	(3,197)	(1,170)	(1,882)	(4,317)	(2,318)
Class T Shares	(202,457)	(207,784)	(277,166)	–	(128,042)	(258,347)	(148,029)	(612,257)	(417,066)	(335,458)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(612,047)	N/A	N/A	N/A	(251,932)	N/A	N/A	(233,703)	N/A
Net Increase from Capital Share Transactions	586,318	631,981	1,105,432	10,015	275,657	135,635	546,420	94,693	1,174,763	1,084,517
Net Increase in Net Assets	491,472	697,745	1,265,101	10,013	370,570	155,893	675,625	85,781	1,190,646	1,122,179
Net Assets:
Beginning of period	2,703,389	2,005,644	740,543	–	1,212,808	1,056,915	381,290	2,544,648	1,354,002	231,823
End of period	$3,194,861	$2,703,389	$2,005,644	$10,013	$1,583,378	$1,212,808	$1,056,915	$2,630,429	$2,544,648	$1,354,002

Undistributed Net Investment Income/(Loss)*	$886	$871	$1,171	$(2)	$2,247	$1,008	$445	$612	$(91)	$152

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

68 | DECEMBER 31, 2010

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69

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.19	.28	.14
Net gain on investments (both realized and unrealized)	.05	.35	.44
Total from Investment Operations	.24	.63	.58
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.28)	(.14)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions and Other	(.53)	(.34)	(.14)
Net Asset Value, End of Period	$10.41	$10.70	$10.41
Total Return**	2.26%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$371,813	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$362,089	$265,798	$218,408
Ratio of Gross Expenses to Average Net Assets***(3)	0.76%	0.76%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.76%	0.76%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.40%	4.04%	4.28%
Portfolio Turnover Rate***	139%	130%	215%

Class A Shares

Janus Global
For a share outstanding during the	Bond Fund
period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$833
Average Net Assets for the Period (in thousands)	$833
Ratio of Gross Expenses to Average Net Assets***(3)	2.65%
Ratio of Net Expenses to Average Net Assets***(3)	2.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.52)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

70 | DECEMBER 31, 2010

Class A Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.34	.47	.27
Net gain on investments (both realized and unrealized)	.63	.16	.68
Total from Investment Operations	.97	.63	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.47)	(.27)
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.33)	(.47)	(.27)
Net Asset Value, End of Period	$9.09	$8.45	$8.29
Total Return**	11.64%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$142,386	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$124,997	$98,784	$75,369
Ratio of Gross Expenses to Average Net Assets***(4)	0.94%	0.92%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	7.51%	8.30%	10.07%
Portfolio Turnover Rate***	97%	91%	97%

Class A Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.03	.05	.04
Net gain on investments (both realized and unrealized)	.01	.03	.05
Total from Investment Operations	.04	.08	.09
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.05)	(.04)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions and Other	(.05)	(.05)	(.04)
Net Asset Value, End of Period	$3.08	$3.09	$3.06
Total Return**	1.53%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$133,482	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$134,119	$82,728	$18,271
Ratio of Gross Expenses to Average Net Assets***(4)	0.80%	0.80%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	2.08%	2.39%	2.78%
Portfolio Turnover Rate***	129%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.49%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 71

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended	Janus Flexible Bond Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.15	.23	.12
Net gain on investments (both realized and unrealized)	.05	.35	.44
Total from Investment Operations	.20	.58	.56
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.23)	(.12)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions and Other	(.49)	(.29)	(.12)
Net Asset Value, End of Period	$10.41	$10.70	$10.41
Total Return**	1.87%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$270,120	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$266,678	$195,825	$137,244
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.51%	1.57%
Ratio of Net Expenses to Average Net Assets***(3)	1.52%	1.51%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.64%	3.29%	3.51%
Portfolio Turnover Rate***	139%	130%	215%

Class C Shares

Janus Global
For a share outstanding during the	Bond Fund
period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$834
Average Net Assets for the Period (in thousands)	$833
Ratio of Gross Expenses to Average Net Assets***(3)	3.21%
Ratio of Net Expenses to Average Net Assets***(3)	3.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(3.09)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

72 | DECEMBER 31, 2010

Class C Shares

For a share outstanding during
the six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.30	.43	.27
Net gain on investments (both realized and unrealized)	.65	.16	.68
Total from Investment Operations	.95	.59	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.43)	(.27)
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.30)	(.43)	(.27)
Net Asset Value, End of Period	$9.10	$8.45	$8.29
Total Return**	11.33%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$77,062	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$73,820	$67,693	$51,080
Ratio of Gross Expenses to Average Net Assets***(4)	1.70%	1.65%	1.71%
Ratio of Net Expenses to Average Net Assets***(4)	1.70%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	6.75%	7.59%	9.27%
Portfolio Turnover Rate***	97%	91%	97%

Class C Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.02	.03	.05
Net gain on investments (both realized and unrealized)	.01	.02	.05
Total from Investment Operations	.03	.05	.10
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.03)	(.05)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions and Other	(.04)	(.03)	(.05)
Net Asset Value, End of Period	$3.07	$3.08	$3.06
Total Return**	1.15%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$71,276	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$70,236	$42,824	$8,848
Ratio of Gross Expenses to Average Net Assets***(4)	1.55%	1.55%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.55%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.32%	1.64%	2.01%
Portfolio Turnover Rate***	129%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.48%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 73

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during the
six-month period ended December 31, 2010	Janus Flexible Bond Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$10.70	$10.43
Income from Investment Operations:
Net investment income	.20	.16
Net gain on investments (both realized and unrealized)	.05	.27
Total from Investment Operations	.25	.43
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.16)
Distributions (from capital gains)*	(.34)	–
Total Distributions and Other	(.54)	(.16)
Net Asset Value, End of Period	$10.41	$10.70
Total Return**	2.35%	4.13%
Net Assets, End of Period (in thousands)	$687,417	$665,736
Average Net Assets for the Period (in thousands)	$708,645	$632,441
Ratio of Gross Expenses to Average Net Assets***(2)	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(2)	0.59%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.57%	4.09%
Portfolio Turnover Rate***	139%	130%

Class D Shares

Janus Global
For a share outstanding during the	Bond Fund
period ended December 31, 2010 (unaudited)	2010(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$838
Average Net Assets for the Period (in thousands)	$835
Ratio of Gross Expenses to Average Net Assets***(2)	2.55%
Ratio of Net Expenses to Average Net Assets***(2)	2.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.43)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

74 | DECEMBER 31, 2010

Class D Shares

For a share outstanding during the
six-month period ended December 31, 2010	Janus High-Yield Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$8.45	$8.27
Income from Investment Operations:
Net investment income	.34	.26
Net gain on investments (both realized and unrealized)	.64	.18
Total from Investment Operations	.98	.44
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.26)
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.34)	(.26)
Net Asset Value, End of Period	$9.09	$8.45
Total Return**	11.73%(3)	5.31%
Net Assets, End of Period (in thousands)	$294,579	$247,945
Average Net Assets for the Period (in thousands)	$274,172	$245,710
Ratio of Gross Expenses to Average Net Assets***(4)	0.79%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.79%	0.77%
Ratio of Net Investment Income to Average Net Assets***	7.66%	8.27%
Portfolio Turnover Rate***	97%	91%

Class D Shares

For a share outstanding during the
six-month period ended December 31, 2010	Janus Short-Term Bond Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.08
Income from Investment Operations:
Net investment income	.03	.03
Net gain on investments (both realized and unrealized)	.01	.01
Total from Investment Operations	.04	.04
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.03)
Distributions (from capital gains)*	(.02)	–
Total Distributions and Other	(.05)	(.03)
Net Asset Value, End of Period	$3.08	$3.09
Total Return**	1.60%	1.21%
Net Assets, End of Period (in thousands)	$221,840	$227,147
Average Net Assets for the Period (in thousands)	$230,680	$221,604
Ratio of Gross Expenses to Average Net Assets***(4)	0.68%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.19%	2.42%
Portfolio Turnover Rate***	129%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.49%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 75

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.20	.30	.15
Net gain on investments (both realized and unrealized)	.05	.35	.44
Total from Investment Operations	.25	.65	.59
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.30)	(.15)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions and Other	(.54)	(.36)	(.15)
Net Asset Value, End of Period	$10.41	$10.70	$10.41
Total Return**	2.37%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$1,076,833	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$983,799	$609,814	$202,602
Ratio of Gross Expenses to Average Net Assets***(3)	0.55%	0.55%	0.48%
Ratio of Net Expenses to Average Net Assets***(3)	0.55%	0.55%	0.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.61%	4.24%	4.55%
Portfolio Turnover Rate***	139%	130%	215%

Class I Shares

Janus Global
For a share outstanding during	Bond Fund
the period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$5,842
Average Net Assets for the Period (in thousands)	$5,847
Ratio of Gross Expenses to Average Net Assets***(3)	2.46%
Ratio of Net Expenses to Average Net Assets***(3)	2.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.34)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

76 | DECEMBER 31, 2010

Class I Shares

For a share outstanding during
the six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.35	.48	.28
Net gain on investments (both realized and unrealized)	.64	.17	.67
Total from Investment Operations	.99	.65	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.48)	(.28)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	(.34)	(.48)	(.28)
Net Asset Value, End of Period	$9.10	$8.45	$8.28
Total Return**	11.92%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$197,373	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$150,943	$43,060	$14,845
Ratio of Gross Expenses to Average Net Assets***(5)	0.68%	0.64%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.68%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	7.74%	8.50%	10.33%
Portfolio Turnover Rate***	97%	91%	97%

Class I Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.04	.06	.03
Net gain on investments (both realized and unrealized)	.01	.02	.05
Total from Investment Operations	.05	.08	.08
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.05)	(.03)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions and Other	(.06)	(.05)	(.03)
Net Asset Value, End of Period	$3.08	$3.09	$3.06
Total Return**	1.67%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$319,673	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$235,970	$115,010	$8,399
Ratio of Gross Expenses to Average Net Assets***(5)	0.55%	0.55%	0.59%
Ratio of Net Expenses to Average Net Assets***(5)	0.55%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.34%	2.64%	2.85%
Portfolio Turnover Rate***	129%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.49%. See Note 4 in Notes to Financial Statements.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 77

Financial Highlights - Fixed Income Funds  (continued)

Class R Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	.16	.25	.13
Net gain on investments (both realized and unrealized)	.05	.34	.45
Total from Investment Operations	.21	.59	.58
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.25)	(.13)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions and Other	(.50)	(.31)	(.13)
Net Asset Value, End of Period	$10.41	$10.70	$10.42
Total Return**	2.03%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$7,837	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$7,578	$4,675	$2,700
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	1.20%	1.24%
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.20%	1.25%
Ratio of Net Investment Income to Average Net Assets***	2.95%	3.59%	3.83%
Portfolio Turnover Rate***	139%	130%	215%

Class R Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.32	.45	.26
Net gain on investments (both realized and unrealized)	.63	.17	.67
Total from Investment Operations	.95	.62	.93
Less Distributions and Other:
Dividends (from net investment income)*	(.31)	(.45)	(.26)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(4)	–	–
Total Distributions and Other	(.31)	(.45)	(.26)
Net Asset Value, End of Period	$9.09	$8.45	$8.28
Total Return**	11.38%(5)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$895	$876	$959
Average Net Assets for the Period (in thousands)	$1,008	$1,095	$885
Ratio of Net Expenses to Average Net Assets***(3)	1.40%	1.37%	1.41%
Ratio of Gross Expenses to Average Net Assets***(3)	1.40%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	7.05%	7.88%	9.83%
Portfolio Turnover Rate***	97%	91%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.49%. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

78 | DECEMBER 31, 2010

Class S Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	.18	.27	.14
Net gain on investments (both realized and unrealized)	.05	.35	.45
Total from Investment Operations	.23	.62	.59
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.27)	(.14)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions and Other	(.52)	(.33)	(.14)
Net Asset Value, End of Period	$10.42	$10.71	$10.42
Total Return**	2.17%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$57,563	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$63,654	$66,480	$67,591
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.95%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.95%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.21%	3.87%	4.10%
Portfolio Turnover Rate***	139%	130%	215%

Class S Shares

Janus Global
For a share outstanding during the	Bond Fund
period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$833
Average Net Assets for the Period (in thousands)	$833
Ratio of Gross Expenses to Average Net Assets***(3)	2.83%
Ratio of Net Expenses to Average Net Assets***(3)	2.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.71)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	.33	.46	.27
Net gain on investments (both realized and unrealized)	.63	.17	.67
Total from Investment Operations	.96	.63	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.32)	(.45)	(.27)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	.01
Total Distributions and Other	(.32)	(.45)	(.26)
Net Asset Value, End of Period	$9.11	$8.47	$8.29
Total Return**	11.51%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$7,588	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$6,684	$6,774	$5,037
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%	1.12%	1.18%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	7.31%	8.12%	9.82%
Portfolio Turnover Rate***	97%	91%	97%

Class S Shares

For a share outstanding during the
six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.03	.04	.03
Net gain on investments (both realized and unrealized)	.01	.03	.05
Total from Investment Operations	.04	.07	.08
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.05)	(.03)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions and Other	(.05)	(.05)	(.03)
Net Asset Value, End of Period	$3.07	$3.08	$3.06
Total Return**	1.40%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,352	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$4,894	$4,928	$2,543
Ratio of Gross Expenses to Average Net Assets***(5)	1.05%	1.05%	1.07%
Ratio of Net Expenses to Average Net Assets***(5)	1.05%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.82%	2.20%	2.59%
Portfolio Turnover Rate***	129%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.48%. See Note 4 in Notes to Financial Statements.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

80 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and each fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.70	$10.42	$9.09	$9.45	$9.42	$9.41	$9.76
Income from Investment Operations:
Net investment income	.19	.29	.43	.42	.46	.42	.40
Net gain/(loss) on investments (both realized and unrealized)	.05	.34	1.33	(.36)	.02	.02	(.34)
Total from Investment Operations	.24	.63	1.76	.06	.48	.44	.06
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.29)	(.43)	(.42)	(.45)	(.43)	(.41)
Distributions (from capital gains)*	(.34)	(.06)	–	–	–	–	–
Total Distributions and Other	(.53)	(.35)	(.43)	(.42)	(.45)	(.43)	(.41)
Net Asset Value, End of Period	$10.41	$10.70	$10.42	$9.09	$9.45	$9.42	$9.41
Total Return**	2.29%	6.13%	19.74%	0.50%	5.27%	4.80%	0.60%
Net Assets, End of Period (in thousands)	$723,278	$641,811	$1,086,604	$740,543	$759,576	$766,863	$935,168
Average Net Assets for the Period (in thousands)	$724,183	$831,851	$915,900	$855,399	$755,593	$827,407	$1,037,336
Ratio of Gross Expenses to Average Net Assets***(2)	0.71%	0.66%	0.73%	0.78%	0.80%	0.83%	0.78%
Ratio of Net Expenses to Average Net Assets***(2)	0.71%	0.66%	0.73%	0.77%	0.80%	0.82%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.46%	4.19%	4.34%	4.32%	4.81%	4.37%	4.01%
Portfolio Turnover Rate***	139%	130%	215%	185%	140%(3)	144%(3)	174%(3)

Class T Shares

Janus Global
For a share outstanding during the	Bond Fund
period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain/(loss) on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$833
Average Net Assets for the Period (in thousands)	$833
Ratio of Gross Expenses to Average Net Assets***(2)	2.65%
Ratio of Net Expenses to Average Net Assets***(2)	2.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.52)%
Portfolio Turnover Rate***	0%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(4)	Period from December 28, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the eight-month
fiscal period ended June 30, 2010 and each fiscal year	Janus High-Yield Fund
ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.45	$8.28	$6.94	$9.53	$9.69	$9.48	$9.86
Income from Investment Operations:
Net investment income	.34	.47	.93	.73	.73	.71	.65
Net gain/(loss) on investments (both realized and unrealized)	.63	.17	1.34	(2.59)	(.16)	.20	(.38)
Total from Investment Operations	.97	.64	2.27	(1.86)	.57	.91	.27
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.47)	(.93)	(.73)	(.73)	(.70)	(.65)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.33)	(.47)	(.93)	(.73)	(.73)	(.70)	(.65)
Net Asset Value, End of Period	$9.09	$8.45	$8.28	$6.94	$9.53	$9.69	$9.48
Total Return**	11.67%(3)	7.83%	35.34%	(20.74)%	6.04%	10.00%	2.76%
Net Assets, End of Period (in thousands)	$863,495	$707,010	$881,347	$381,290	$591,876	$511,619	$523,183
Average Net Assets for the Period (in thousands)	$790,693	$819,927	$574,291	$510,868	$579,507	$490,849	$548,993
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%	0.86%	0.89%	0.90%	0.87%	0.91%	0.88%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.86%	0.89%	0.89%	0.86%	0.90%	0.87%
Ratio of Net Investment Income to Average Net Assets***	7.55%	8.42%	12.44%	8.26%	7.54%	7.37%	6.65%
Portfolio Turnover Rate***	97%	91%	97%	109%	114%	119%	102%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the
eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and each fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$3.09	$3.06	$2.87	$2.88	$2.88	$2.87	$2.94
Income from Investment Operations:
Net investment income	.03	.05	.10	.10	.13	.11	.08
Net gain/(loss) on investments (both realized and unrealized)	.01	.03	.19	(.01)	–	.01	(.06)
Total from Investment Operations	.04	.08	.29	.09	.13	.12	.02
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.05)	(.10)	(.10)	(.13)	(.11)	(.08)
Distributions (from capital gains)*	(.02)	–	–	–	–	–	(.01)
Total Distributions and Other	(.05)	(.05)	(.10)	(.10)	(.13)	(.11)	(.09)
Net Asset Value, End of Period	$3.08	$3.09	$3.06	$2.87	$2.88	$2.88	$2.87
Total Return**	1.53%	2.68%	10.35%	3.24%	4.74%	4.08%	0.65%
Net Assets, End of Period (in thousands)	$1,878,806	$1,956,871	$1,212,465	$231,823	$172,642	$175,258	$201,493
Average Net Assets for the Period (in thousands)	$2,031,492	$1,637,559	$588,441	$193,360	$172,326	$182,285	$233,536
Ratio of Gross Expenses to Average Net Assets***(4)	0.80%	0.79%	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets***(4)	0.80%	0.79%	0.72%	0.64%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets***	2.14%	2.44%	3.46%	3.51%	4.63%	3.65%	2.75%
Portfolio Turnover Rate***	129%	50%	57%	127%	130%	120%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.49%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

82 | DECEMBER 31, 2010

Statements of Assets and Liabilities - Money Market Funds

As of December 31, 2010 (unaudited)	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost	$202,538	$1,309,560
Investments at value	$156,038	$691,960
Repurchase agreements	46,500	617,600
Cash	87	113
Receivables:
Fund shares sold	175	3,743
Interest	23	157
Non-interested Trustees’ deferred compensation	6	36
Other assets	24	9
Total Assets	202,853	1,313,618
Liabilities:
Payables:
Fund shares repurchased	464	3,295
Dividends	–	46
Advisory fees	17	112
Administrative services fees	14	93
Non-interested Trustees’ fees and expenses	–	10
Non-interested Trustees’ deferred compensation fees	6	36
Accrued expenses and other payables	3	34
Total Liabilities	504	3,626
Net Assets	$202,349	$1,309,992
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$202,363	$1,310,023
Undistributed net investment loss*	(14)	(32)
Undistributed net realized gain from investment transactions*	–	–
Unrealized net appreciation of non-interested Trustees’ deferred compensation	–	1
Total Net Assets	$202,349	$1,309,992
Net Assets - Class D Shares	$198,254	$1,141,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	198,267	1,141,258
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$4,095	$168,760
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,095	168,758
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Statements of Operations - Money Market Funds

For the six-month period ended December 31, 2010 (unaudited)	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$262	$1,773
Total Investment Income	262	1,773
Expenses:
Advisory fees	215	1,373
Professional fees	25	41
Non-interested Trustees’ fees and expenses	5	53
Administrative services fees - Class D Shares	483	2,778
Administrative services fees - Class T Shares	11	400
Other expenses	1	14
Total Expenses	740	4,659
Less: Excess Expense Reimbursement	(482)	(2,915)
Net Expenses after Expense Reimbursement	258	1,744
Net Investment Income	4	29
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	1	6
Net Gain on Investments	1	6
Net Increase in Net Assets Resulting from Operations	$5	$35

See Notes to Financial Statements.

84 | DECEMBER 31, 2010

Statements of Changes in Net Assets - Money Market Funds

For the six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended	Janus Government			Janus Money
June 30, 2010 and the fiscal year ended	Money Market Fund			Market Fund
October 31, 2009 (all numbers in thousands)	2010	2010(1)	2009	2010	2010(1)	2009

Operations:
Net investment income	$4	$6	$272	$29	$49	$3,520
Net realized gain from investment transactions	–	–	16	–	–	1
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	1	–	(4)	6	1	(24)
Net Increase in Net Assets Resulting from Operations	5	6	284	35	50	3,497
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(5)	(14)	N/A	(31)	(23)	N/A
Class T Shares	–	(4)	(250)	(6)	(29)	(3,458)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	–	(15)	N/A	–	–	N/A
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(5)	(33)	(250)	(37)	(52)	(3,458)
Capital Share Transactions:
Shares Sold
Class D Shares	38,054	37,208	N/A	254,346	260,519	N/A
Class T Shares	1,577	22,515	102,392	44,345	218,348	697,726
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	214,975	N/A	N/A	1,291,072	N/A
Reinvested Dividends and Distributions
Class D Shares	5	29	N/A	32	21	N/A
Class T Shares	4	3	242	32	18	3,101
Shares Repurchased
Class D Shares	(51,551)	(40,409)	N/A	(350,133)	(314,631)	N/A
Class T Shares	(1,932)	(31,658)	(186,385)	(41,923)	(278,693)	(1,166,589)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(214,975)	N/A	N/A	(1,291,072)	N/A
Net Decrease from Capital Share Transactions	(13,843)	(12,312)	(83,751)	(93,301)	(114,418)	(465,762)
Net Decrease in Net Assets	(13,843)	(12,339)	(83,717)	(93,303)	(114,420)	(465,723)
Net Assets:
Beginning of period	216,192	228,531	312,248	1,403,295	1,517,715	1,983,438
End of period	$202,349	$216,192	$228,531	$1,309,992	$1,403,295	$1,517,715

Undistributed Net Investment Loss*	$(14)	$(13)	$(1)	$(32)	$(25)	$(22)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during
the six-month period ended December 31, 2010	Janus Government Money Market Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–
Net gain on investments (both realized and unrealized)	–	–
Total from Investment Operations	–	–
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	0.00%	0.01%
Net Assets, End of Period (in thousands)	$198,254	$211,746
Average Net Assets for the Period (in thousands)	$208,515	$209,798
Ratio of Gross Expenses to Average Net Assets***	0.24%(2)	0.26%(2)
Ratio of Net Expenses to Average Net Assets***	0.24%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	(0.03)%

Class D Shares

For a share outstanding during
the six-month period ended December 31, 2010	Janus Money Market Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–
Net gain on investments (both realized and unrealized)	–	–
Total from Investment Operations	–	–
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	0.00%	0.00%
Net Assets, End of Period (in thousands)	$1,141,232	$1,236,987
Average Net Assets for the Period (in thousands)	$1,196,944	$1,244,263
Ratio of Gross Expenses to Average Net Assets***	0.25%(3)	0.24%(3)
Ratio of Net Expenses to Average Net Assets***	0.25%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	The ratio was 0.69% during the six-month period ended December 31, 2010 and 0.68% in 2010 before waiver of certain fees incurred by the Fund.
(3)	The ratio was 0.68% during the six-month period ended December 31, 2010 and 0.67% in 2010 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

86 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the eight-month
fiscal period ended June 30, 2010 and each fiscal year	Janus Government Money Market Fund
ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	.01(2)	–	.02	.05	.04	.02
Net gain/(loss) on investments (both realized and unrealized)	–	(.01)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	.02	.05	.04	.02
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions and Other	–	–	–	(.02)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.02%	0.08%	2.46%	4.79%	4.31%	2.34%
Net Assets, End of Period (in thousands)	$4,095	$4,446	$228,531	$312,248	$188,133	$176,188	$186,361
Average Net Assets for the Period (in thousands)	$4,427	$100,419	$273,901	$225,293	$177,655	$176,580	$198,231
Ratio of Gross Expenses to Average Net Assets***	0.24%(3)	0.24%(3)	0.55%(3)	0.62%(3)	0.61%(3)	0.61%(3)	0.61%(3)
Ratio of Net Expenses to Average Net Assets***	0.24%	0.24%	0.55%	0.62%	0.61%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.05%	0.10%	2.33%	4.69%	4.22%	2.29%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eight-month fiscal period ended June 30,	Janus Money Market Fund
2010 and each fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	.03	.05	.04	.02
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–	–
Total from Investment Operations	–	–	–	.03	.05	.04	.02
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions and Other	–	–	–	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.18%	2.76%	4.93%	4.39%	2.41%
Net Assets, End of Period (in thousands)	$168,760	$166,308	$1,517,715	$1,983,438	$1,721,914	$1,412,927	$1,360,997
Average Net Assets for the Period (in thousands)	$165,133	$741,343	$1,785,483	$1,931,685	$1,577,950	$1,362,170	$1,449,569
Ratio of Gross Expenses to Average Net Assets***	0.25%(4)	0.25%(4)	0.54%(4)	0.61%(4)	0.60%(4)	0.60%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets***	0.25%	0.25%	0.54%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.20%	2.68%	4.82%	4.31%	2.36%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.
(3)	The ratio was 0.71% during the six-month period ended December 31, 2010, 0.72% in 2010, 0.73% in 2009, 0.72% in 2008, 0.71% in 2007, 0.71% in 2006 and 0.71% in 2005 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.70% during the six-month period ended December 31, 2010, 0.71% in 2010, 0.73% in 2009, 0.71% in 2008, 0.70% in 2007, 0.70% in 2006 and 0.70% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Notes to Schedules of Investments (unaudited)

Barclays Capital 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital Global Aggregate Bond Index	Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Capital Global Aggregate Corporate Bond Index	Barclays Capital Global Aggregate Corporate Bond Index is the corporate component of the Barclays Capital Global Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° ∞  Schedule of Fair Valued Securities (as of December 31, 2010)

		Value as a
	Value	% of Net Assets

Janus High-Yield Fund
Visteon Corp. (144A)	$15,933,033	1.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

88 | DECEMBER 31, 2010

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
Dole Food Automatic Exchange, 7.0000%	10/22/09	$4,515,188	$4,616,761	0.3%
Visteon Corp. (144A)	10/8/10	12,722,535	15,933,033	1.0%

		$17,237,723	$20,549,794	1.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2010. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2010 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$297,303,096	9.3%
Janus High-Yield Fund	629,545,603	39.8%
Janus Short-Term Bond Fund	362,027,648	13.8%

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Bank Loans	$–	$70,333,218	$–

Corporate Bonds	–	2,199,057,648	$–

Preferred Stock	–	4,097,720	–

Short-Term Taxable Variable Rate Demand Note	–	7,545,194	–

U.S. Treasury Notes/Bonds	–	872,029,142	–

Money Market	–	23,932,620	–

Total Investments in Securities	$–	$3,176,995,542	$–

Investments in Securities:
Janus Global Bond Fund
Money Market	$–	$10,009,000	$–

Total Investments in Securities	$–	$10,009,000	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$61,768,107	$–

Common Stock
Automotive – Truck Parts and Equipment – Original	1,196,836	–	15,933,033
All Other	36,185,972	–	–

Corporate Bonds	–	1,350,470,006	–

Preferred Stock	–	8,398,289	–

Warrant	–	4,400,359	–

Money Market	–	76,903,466	–

Total Investments in Securities	$37,382,808	$1,501,940,227	$15,933,033

Janus Fixed Income & Money Market Funds | 89

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Short-Term Bond Fund
Bank Loans	$–	$75,825,300	$–

Corporate Bonds	–	1,987,542,478	–

U.S. Treasury Notes/Bonds	–	584,462,309	–

Short-Term Taxable Variable Rate Demand Note	–	1,135,000	–

Money Market	–	3,507,278	–

Total Investments in Securities	$–	$2,652,472,365	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$46,500,000	$–

U.S. Government Agency Notes	–	72,117,840	–

Variable Rate Demand Notes	–	83,920,000	–

Total Investments in Securities	$–	$202,537,840	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$140,003,328	$–

Floating Rate Note	–	30,000,000	–

Repurchase Agreements	–	617,600,000	–

U.S. Government Agency Notes	–	335,811,337	–

Variable Rate Demand Notes	–	186,145,000	–

Total Investments in Securities	$–	$1,309,559,665	$–

Other Financial Instruments(a):
Janus Short-Term Bond Fund	$(113,750)	$–	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the period ended December 31, 2010)

				Change in		Transfers In
		Accrued		Unrealized	Net	and/or
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	Out of	Balance as of
	June 30, 2010	Premiums	Gain/(Loss)(a)	(Depreciation)(b)	(Sales)	Level 3	December 31, 2010

Investments in Securities:
Janus High-Yield Fund
Common Stock
Automotive – Truck Parts and Equipment – Original	$–	$–	$–	$–	$15,933,033	$–	$15,933,033

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$18,620,154
Janus High-Yield Fund	53,589,700
Janus Short-Term Bond Fund	75,508,000

90 | DECEMBER 31, 2010

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2010.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

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Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (collectively, the “Funds” and individually, a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period from December 28, 2010 (inception date) through December 31, 2010 for Janus Global Bond Fund and for the six-month period ended December 31, 2010 for Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund. The Trust offers forty funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at

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its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

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Notes to Financial Statements (unaudited) (continued)

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

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Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

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Notes to Financial Statements (unaudited) (continued)

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Fixed Income Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

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The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fixed Income Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fixed Income Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fixed Income Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fixed Income Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fixed Income Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fixed Income Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fixed Income Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fixed Income Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fixed Income Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fixed Income Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fixed Income Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a

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Notes to Financial Statements (unaudited) (continued)

securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fixed Income Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fixed Income Funds and the counterparty and by having the counterparty post collateral to cover the Fixed Income Funds’ exposure to the counterparty.

Holdings of the Fixed Income Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Fixed Income Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fixed Income Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fixed Income Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fixed Income Funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Fixed Income Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fixed Income Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Fixed Income Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Fixed Income Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fixed Income Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Fixed Income Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fixed Income Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fixed Income Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Fixed Income Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fixed Income Funds are

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subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Fixed Income Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fixed Income Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fixed Income Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fixed Income Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fixed Income Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Short-Term Bond Fund

Futures Contracts(a)			Variation Margin	$113,750

Total				$113,750

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.

Janus Fixed Income & Money Market Funds | 99

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the period ended December 31, 2010.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Flexible Bond Fund

Interest Rate Contracts	$(55,992)	$–	$–	$–	$(55,992)

Total	$(55,992)	$–	$–	$–	$(55,992)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Short-Term Bond Fund

Interest Rate Contracts	$(134,728)	$–	$–	$–	$(134,728)

Total	$(134,728)	$–	$–	$–	$(134,728)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating rate securities

100 | DECEMBER 31, 2010

generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended December 31, 2010 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$27,468,925	0.0000% - 6.7500%
Janus High-Yield Fund	52,594,937	2.0700% - 11.0000%
Janus Short-Term Bond Fund	66,705,650	0.1488% - 7.8512%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fixed Income Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fixed Income Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be

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Notes to Financial Statements (unaudited) (continued)

restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Fixed Income Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Fixed Income Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying

102 | DECEMBER 31, 2010

these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Fixed Income Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Securities Traded on a To-Be-Announced Basis
The Fixed Income Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Janus Fixed Income & Money Market Funds | 103

Notes to Financial Statements (unaudited) (continued)

Short Sales
The Fixed Income Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Fixed Income Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Fixed Income Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $300 Million	0.50
	Over $300 Million	0.40
Janus Global Bond Fund	First $1 Billion	0.60
	Next $1 Billion	0.55
	Over $2 Billion	0.50
Janus High-Yield Fund	First $300 Million	0.65
	Over $300 Million	0.55
Janus Short-Term Bond Fund	First $300 Million	0.64
	Over $300 Million	0.54
Money Market
Janus Government Money Market Fund	All Asset Levels	0.20
Janus Money Market Fund	All Asset Levels	0.20

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. Prior to February 16, 2010, this fee was 0.50% of average daily net assets. Effective February 16, 2010, Class D Shares of each Fund will compensate Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund will compensate Janus Capital at an annual

104 | DECEMBER 31, 2010

rate of 0.48%. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares of the Fixed Income Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Fixed Income Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account

Janus Fixed Income & Money Market Funds | 105

Notes to Financial Statements (unaudited) (continued)

established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2010.

For the period ended December 31, 2010, Janus Capital assumed $28,267 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $266,383 was paid by the Trust during the period ended December 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$66,123
Janus High-Yield Fund	13,088
Janus Short-Term Bond Fund	11,665

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2010, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Short-Term Bond Fund	$10,870

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$24,366
Janus High-Yield Fund	2,013
Janus Short-Term Bond Fund	4,326

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-

106 | DECEMBER 31, 2010

term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the period ended December 31, 2010 are indicated in the table below:

Fund	Redemption Fee

Fixed-Income
Janus High-Yield Fund	$68,198

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fixed Income Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the six months ended December 31, 2010, Janus Capital reimbursed Janus High-Yield Fund $6,594,658 as a result of an administrative error.

During the period ended December 31, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Cash Liquidity Fund LLC
Fixed Income
Janus Flexible Bond Fund	$1,172,382,729	$(1,268,700,000)	$152,497	$23,932,620
Janus Global Bond Fund	10,015,000	(6,000)	135	10,009,000
Janus High-Yield Fund	531,945,137	(511,694,000)	77,722	76,903,466
Janus Short-Term Bond Fund	1,007,762,140	(1,061,688,673)	61,552	3,507,278

	$2,722,105,006	$(2,842,088,673)	$291,906	$114,352,364

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	12/31/10

Fixed Income
Janus Global Bond Fund - Class A Shares	$–	833,333	12/27/10	$–	–	$833,333
Janus Global Bond Fund - Class C Shares	–	833,334	12/27/10	–	–	833,334
Janus Global Bond Fund - Class D Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Bond Fund - Class I Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Bond Fund - Class S Shares	–	833,334	12/27/10	–	–	833,334
Janus Global Bond Fund - Class T Shares	–	833,333	12/27/10	–	–	833,333
Janus Short-Term Bond Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class S Shares	1,000	–		–	–	1,000

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Fixed Income
Janus Flexible Bond Fund	$3,112,643,598	$87,846,389	$(23,494,445)	$64,351,944
Janus Global Bond Fund	10,009,000	–	–	–
Janus High-Yield Fund	1,445,137,620	113,119,121	(3,000,673)	110,118,448
Janus Short-Term Bond Fund	2,615,223,647	40,888,184	(3,639,466)	37,248,718
Money Market
Janus Government Money Market Fund	202,537,840	–	–	–
Janus Money Market Fund	1,309,559,665	–	–	–

Net capital loss carryovers as of June 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

			Accumulated
Fund	June 30, 2016	June 30, 2017	Capital Losses

Fixed Income
Janus High-Yield Fund	$(43,674,603)	$(43,984,661)	$(87,659,264)

108 | DECEMBER 31, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fixed Income Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended
June 30, 2010 and each fiscal year or period ended
October 31

	Janus Flexible	Janus Global	Janus High-Yield	Janus Short-Term
	Bond Fund	Bond Fund	Fund	Bond Fund

Class A Shares
2010	0.76%	3.51%(1)	0.94%	0.89%
2010(2)	0.76%	N/A	0.92%	0.84%
2009(2)	0.80%	N/A	0.96%	0.88%

Class C Shares
2010	1.52%	4.07%(1)	1.70%	1.66%
2010(2)	1.51%	N/A	1.65%	1.59%
2009(3)	1.58%	N/A	1.71%	1.63%

Class D Shares
2010	0.59%	3.42%(1)	0.79%	0.73%
2010(4)	0.60%	N/A	0.77%	0.74%

Class I Shares
2010	0.55%	3.32%(1)	0.68%	0.65%
2010(2)	0.59%	N/A	0.64%	0.59%
2009(3)	0.48%	N/A	0.66%	0.79%

Class R Shares
2010	1.21%	N/A	1.40%	N/A
2010(2)	1.20%	N/A	1.37%	N/A
2009(3)	1.25%	N/A	1.41%	N/A

Class S Shares
2010	0.95%	3.70%(1)	1.15%	1.09%
2010(2)	0.95%	N/A	1.12%	1.09%
2009(3)	0.99%	N/A	1.18%	1.13%

Class T Shares
2010	0.71%	3.51%(1)	0.90%	0.84%
2010(2)	0.66%	N/A	0.86%	0.83%
2009	0.73%	N/A	0.89%	0.87%
2008	0.78%	N/A	0.90%	0.98%
2007	0.80%	N/A	0.87%	1.01%
2006	0.83%	N/A	0.93%	1.06%
2005	0.78%	N/A	0.88%	0.97%

(1)	Period from December 28, 2010 (inception date) through December 31, 2010.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010.

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

For the six-month period ended
December 31, 2010 (unaudited),
the eight-month fiscal period ended
June 30, 2010
and the fiscal year ended					Janus			Janus
October 31, 2009	Janus Flexible			Janus Global	High-Yield			Short-Term
(all numbers in thousands)	Bond Fund			Bond Fund	Fund			Bond Fund
Fixed Income	2010	2010(1)	2009(2)	2010(3)	2010	2010(1)	2009(2)	2010	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	12,353	13,716	9,736	83	4,628	5,513	4,029	18,719	32,888	14,712
Shares issued in connection with acquisition (Note 10)	N/A	N/A	18,622	N/A	N/A	N/A	7,575	N/A	N/A	N/A
Reinvested dividends and distributions	1,557	693	213	–	459	531	249	675	327	25
Shares repurchased	(8,485)	(6,318)	(6,380)	–	(2,341)	(3,386)	(1,599)	(15,283)	(8,224)	(489)
Net Increase/(Decrease) in Fund Shares	5,425	8,091	22,191	83	2,746	2,658	10,254	4,111	24,991	14,248
Shares Outstanding, Beginning of Period	30,282	22,191	–	–	12,912	10,254	–	39,239	14,248	–
Shares Outstanding, End of Period	35,707	30,282	22,191	83	15,658	12,912	10,254	43,350	39,239	14,248
Transactions in Fund Shares – Class C Shares:
Shares sold	6,632	9,785	5,693	83	1,232	2,131	2,957	5,911	14,371	7,829
Shares issued in connection with acquisition (Note 10)	N/A	N/A	11,050	N/A	N/A	N/A	4,978	N/A	N/A	N/A
Reinvested dividends and distributions	683	276	80	–	212	303	138	236	104	14
Shares repurchased	(3,506)	(3,412)	(1,343)	–	(1,075)	(1,781)	(623)	(3,391)	(1,751)	(134)
Net Increase/(Decrease) in Fund Shares	3,809	6,649	15,480	83	369	653	7,450	2,756	12,724	7,709
Shares Outstanding, Beginning of Period	22,129	15,480	–	–	8,103	7,450	–	20,433	7,709	–
Shares Outstanding, End of Period	25,938	22,129	15,480	83	8,472	8,103	7,450	23,189	20,433	7,709
Transactions in Fund Shares – Class D Shares:
Shares sold	9,192	6,826(4)	N/A	84	4,588	2,273(4)	N/A	9,209	10,119(4)	N/A
Shares issued in connection with restructuring (Note 9)	N/A	5,8707(4)	N/A	N/A	N/A	30,451(4)	N/A	N/A	75,849(4)	N/A
Reinvested dividends and distributions	3,082	925(4)	N/A	–	978	815(4)	N/A	1,362	695(4)	N/A
Shares repurchased	(8,464)	(4,254)(4)	N/A	–	(2,520)	(4,187)(4)	N/A	(12,032)	(13,193)(4)	N/A
Net Increase/(Decrease) in Fund Shares	3,810	62,204(4)	N/A	84	3,046	29,352(4)	N/A	(1,461)	73,470(4)	N/A
Shares Outstanding, Beginning of Period	62,204	–	N/A	–	29,352	–	N/A	73,470	–	N/A
Shares Outstanding, End of Period	66,014	62,204	N/A	84	32,398	29,352	N/A	72,009	73,470	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	40,781	38,926	29,763	585	14,949	7,474	1,894	70,661	48,512	23,311
Shares issued in connection with acquisition (Note 10)	N/A	N/A	14,545	N/A	N/A	N/A	1,551	N/A	N/A	N/A

110 | DECEMBER 31, 2010

For the six-month period ended
December 31, 2010 (unaudited),
the eight-month fiscal period ended
June 30, 2010
and the fiscal year ended					Janus			Janus
October 31, 2009	Janus Flexible			Janus Global	High-Yield			Short-Term
(all numbers in thousands)	Bond Fund			Bond Fund	Fund			Bond Fund
Fixed Income	2010	2010(1)	2009(2)	2010(3)	2010	2010(1)	2009(2)	2010	2010(1)	2009(2)

Reinvested dividends and distributions	4,238	1,606	275	–	581	215	55	1,025	165	5
Shares repurchased	(13,344)	(12,291)	(1,083)	(1)	(2,476)	(1,709)	(838)	(23,235)	(16,030)	(503)
Net Increase/(Decrease) in Fund Shares	31,675	28,241	43,500	584	13,054	5,980	2,662	48,451	32,647	22,813
Shares Outstanding, Beginning of Period	71,741	43,500	–	–	8,642	2,662	–	55,460	22,813	–
Shares Outstanding, End of Period	103,416	71,741	43,500	584	21,696	8,642	2,662	103,911	55,460	22,813
Transactions in Fund Shares – Class R Shares:
Shares sold	394	329	197	N/A	27	93	5	N/A	N/A	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	136	N/A	N/A	N/A	107	N/A	N/A	N/A
Reinvested dividends and distributions	32	10	3	N/A	3	6	4	N/A	N/A	N/A
Shares repurchased	(195)	(117)	(36)	N/A	(36)	(111)	–	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	231	222	300	N/A	(6)	(12)	116	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	522	300	–	N/A	104	116	–	N/A	N/A	N/A
Shares Outstanding, End of Period	753	522	300	N/A	98	104	116	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	881	2,932	2,340	83	201	387	364	654	1,571	2,246
Shares issued in connection with acquisition (Note 10)	N/A	N/A	6,074	N/A	N/A	N/A	470	N/A	N/A	N/A
Reinvested dividends and distributions	272	198	83	–	27	36	14	26	15	3
Shares repurchased	(1,376)	(4,152)	(1,726)	–	(146)	(376)	(144)	(607)	(1,406)	(760)
Net Increase/(Decrease) in Fund Shares	(223)	(1,022)	6,771	83	82	47	704	73	180	1,489
Shares Outstanding, Beginning of Period	5,749	6,771	–	–	751	704	–	1,669	1,489	–
Shares Outstanding, End of Period	5,526	5,749	6,771	83	833	751	704	1,742	1,669	1,489
Transactions in Fund Shares – Class T Shares:
Shares sold	24,847	31,506	46,972	83	22,613	33,154	62,740	161,877	440,032	419,692
Shares reorganized in connection with restructuring (Note 9)	N/A	(58,707)	N/A	N/A	N/A	(30,451)	N/A	N/A	(75,849)	N/A
Reinvested dividends and distributions	3,351	2,609	3,739	–	3,233	5,044	8,890	11,711	8,520	6,288
Shares repurchased	(18,709)	(19,759)	(27,903)	–	(14,578)	(30,478)	(20,129)	(196,949)	(135,349)	(111,230)
Net Increase/(Decrease) in Fund Shares	9,489	(44,351)	22,808	83	11,268	(22,731)	51,501	(23,361)	237,354	314,750
Shares Outstanding, Beginning of Period	59,968	104,319	81,511	–	83,692	106,423	54,922	632,980	395,626	80,876
Shares Outstanding, End of Period	69,457	59,968	104,319	83	94,960	83,692	106,423	609,619	632,980	395,626

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from December 28, 2010 (inception date) through December 31, 2010
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended
December 31, 2010 (unaudited),
the eight-month fiscal period
ended June 30, 2010
and the fiscal year ended
October 31, 2009
(all numbers in thousands)	Janus Government Money Market Fund			Janus Money Market Fund
Money Market	2010	2010(1)	2009	2010	2010(1)	2009

Transactions in Fund Shares – Class D Shares:
Shares sold	38,054	37,209(2)	N/A	254,347	260,518(2)	N/A
Shares issued in connection with restructuring (Note 9)	–	214,931(2)	N/A	–	1,291,105(2)	N/A
Reinvested dividends and distributions	5	29(2)	N/A	32	20(2)	N/A
Shares repurchased	(51,552)	(40,409)(2)	N/A	(350,133)	(314,631)(2)	N/A
Net Increase/(Decrease) in Fund Shares	(13,493)	211,760(2)	N/A	(95,754)	1,237,012(2)	N/A
Shares Outstanding, Beginning of Period	211,760	–	N/A	1,237,012	–	N/A
Shares Outstanding, End of Period	198,267	211,760	N/A	1,141,258	1,237,012	N/A
Transactions in Fund Shares – Class T Shares:
Shares sold	1,581	22,511	102,392	44,418	218,277	697,726
Shares reorganized in connection with restructuring (Note 9)	–	(214,931)	N/A	–	(1,291,105)	N/A
Reinvested dividends and distributions	4	3	242	31	18	3,100
Shares repurchased	(1,932)	(31,658)	(186,385)	(41,923)	(278,694)	(1,166,590)
Net Increase/(Decrease) in Fund Shares	(347)	(224,075)	(83,751)	2,526	(1,351,504)	(465,764)
Shares Outstanding, Beginning of Period	4,442	228,517	312,268	166,232	1,517,736	1,983,500
Shares Outstanding, End of Period	4,095	4,442	228,517	168,758	166,232	1,517,736

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$1,776,441,573	$1,102,036,852	$891,868,624	$991,572,860
Janus High-Yield Fund	880,442,243	651,932,748	–	–
Janus Short-Term Bond Fund	1,134,841,482	488,532,359	761,827,165	1,235,302,421

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly

112 | DECEMBER 31, 2010

created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Flexible Bond Fund and Janus High-Yield Fund acquired all of the net assets of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Fixed Income
Janus Flexible Bond Fund	40,252,957	$502,967,658	50,427,335	$948,343,596	$1,451,311,254	$(13,275,300)
Janus High-Yield Fund	14,642,660	111,693,397	14,681,438	653,584,506	765,277,903	(3,617,428)

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Fixed Income & Money Market Funds | 113

Notes to Financial Statements (unaudited) (continued)

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

114 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of

Janus Fixed Income & Money Market Funds | 115

Additional Information (unaudited) (continued)

their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

116 | DECEMBER 31, 2010

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Fixed Income & Money Market Funds | 117

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010 for all Funds except Janus Global Bond Fund, which are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon

118 | DECEMBER 31, 2010

exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Fixed Income & Money Market Funds | 119

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

120 | DECEMBER 31, 2010

Notes

Janus Fixed Income & Money Market Funds | 121

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-226	125-24-93004 02-11

2010 SEMIANNUAL REPORT

Janus Risk-Managed Funds

INTECH Risk-Managed Core Fund
INTECH Risk-Managed Growth Fund
INTECH Risk-Managed International Fund
INTECH Risk-Managed Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the

Janus Risk-Managed Funds | 1

waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | DECEMBER 31, 2010

INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2010, INTECH Risk-Managed Core Fund’s Class T Shares returned 23.53%. This compares to the 23.27% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500 Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 23 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500 Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Core Fund.

Janus Risk-Managed Funds | 3

INTECH Risk-Managed Core Fund (unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Apple, Inc. Computers	4.9%
Cognizant Technology Solutions Corp. Computer Services	2.6%
Stanley Works Tools – Hand Held	2.5%
Estee Lauder Cos., Inc. – Class A Cosmetics and Toiletries	2.4%
Google, Inc. – Class A Web Portals/Internet Service Providers	2.0%

14.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

4 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Core Fund – Class A Shares

NAV	23.54%	16.07%	1.17%	7.85%	1.15%	1.06%

MOP	16.48%	9.36%	–0.02%	7.03%

INTECH Risk-Managed Core Fund – Class C Shares

NAV	22.89%	15.35%	0.44%	7.06%	1.56%	1.56%

CDSC	21.66%	14.19%	0.44%	7.06%

INTECH Risk-Managed Core Fund – Class D Shares(1)	23.52%	16.38%	1.46%	8.17%	0.58%	0.58%

INTECH Risk-Managed Core Fund – Class I Shares	23.64%	16.59%	1.44%	8.16%	0.53%	0.53%

INTECH Risk-Managed Core Fund – Class S Shares	23.31%	16.07%	1.00%	7.65%	1.03%	1.03%

INTECH Risk-Managed Core Fund – Class T Shares	23.53%	16.28%	1.44%	8.16%	0.82%	0.82%

S&P 500® Index	23.27%	15.06%	2.29%	7.38%

Lipper Quartile – Class T Shares	–	2nd	3rd	2nd

Lipper Ranking – based on total returns for Multi-Cap Core Funds	–	342/816	410/594	185/373

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 5

INTECH Risk-Managed Core Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, INTECH Risk-Managed Core Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. The performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

6 | DECEMBER 31, 2010

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,234.50	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,228.90	$10.84

Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,236.40	$5.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,236.40	$4.68

Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,233.10	$7.26

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,235.30	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

†	Expenses are equal to the annualized expense ratio of 1.09% for Class A Shares, 1.93% for Class C Shares, 0.95% for Class D Shares, 0.83% for Class I Shares, 1.29% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 7

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Common Stock – 99.7%
Advertising Agencies – 0.1%
18,500	Interpublic Group of Cos., Inc.*	$196,470
Aerospace and Defense – 2.0%
27,600	Boeing Co.	1,801,176
49,800	Northrop Grumman Corp.	3,226,044
15,300	Rockwell Collins, Inc.	891,378
		5,918,598
Aerospace and Defense – Equipment – 0.5%
2,000	B.F. Goodrich Co.	176,140
17,100	United Technologies Corp.	1,346,112
		1,522,252
Agricultural Chemicals – 0.2%
1,700	CF Industries Holdings, Inc.	229,755
3,700	Monsanto Co.	257,668
		487,423
Agricultural Operations – 0.1%
14,300	Archer-Daniels-Midland Co.	430,144
Airlines – 0.8%
191,100	Southwest Airlines Co.	2,480,478
Appliances – 0.4%
12,600	Whirlpool Corp.	1,119,258
Applications Software – 2.1%
1,300	Citrix Systems, Inc.*	88,933
44,500	Intuit, Inc.*	2,193,850
66,000	Microsoft Corp.	1,842,720
4,200	Red Hat, Inc.*	191,730
15,300	Salesforce.com, Inc.*	2,019,600
		6,336,833
Athletic Footwear – 0.1%
1,900	NIKE, Inc. – Class B	162,298
Audio and Video Products – 0%
1,900	Harman International Industries, Inc.*	87,970
Automotive – Cars and Light Trucks – 0.4%
66,100	Ford Motor Co.*	1,109,819
Automotive – Medium and Heavy Duty Trucks – 0.2%
8,100	PACCAR, Inc.	465,102
Beverages – Non-Alcoholic – 0.8%
4,700	Coca-Cola Co.	309,119
20,400	Coca-Cola Enterprises, Inc.	510,612
43,600	Dr. Pepper Snapple Group, Inc.	1,532,976
		2,352,707
Beverages – Wine and Spirits – 0.2%
8,600	Brown-Forman Corp. – Class B	598,732
Brewery – 0%
2,500	Molson Coors Brewing Co. – Class B	125,475
Broadcast Services and Programming – 0.4%
14,200	Discovery Holding Co. – Class A*	592,140
13,100	Scripps Networks Interactive, Inc. – Class A	677,925
		1,270,065
Building – Residential and Commercial – 0.1%
8,900	Lennar Corp. – Class A	166,875
Cable Television – 2.4%
3,300	Cablevision Systems New York Group – Class A	111,672
7,300	Comcast Corp. – Class A	160,381
139,400	DIRECTV – Class A*	5,566,242
19,700	Time Warner Cable, Inc. – Class A	1,300,791
		7,139,086
Casino Hotels – 0.1%
1,500	Wynn Resorts, Ltd.	155,760
Cellular Telecommunications – 0%
10,500	MetroPCS Communications, Inc.*	132,615
Chemicals – Diversified – 0.8%
31,000	E.I. du Pont de Nemours & Co.	1,546,280
10,600	PPG Industries, Inc.	891,142
		2,437,422
Chemicals – Specialty – 0.8%
5,700	Eastman Chemical Co.	479,256
13,700	Ecolab, Inc.	690,754
13,900	International Flavors & Fragrances, Inc.	772,701
5,700	Sigma-Aldrich Corp.	379,392
		2,322,103
Coal – 0%
1,100	Peabody Energy Corp.	70,378
Coatings and Paint Products – 0.7%
24,300	Sherwin-Williams Co.	2,035,125
Commercial Banks – 1.8%
7,400	BB&T Corp.	194,546
159	First Horizon National Corp.*	1,873
41,200	M&T Bank Corp.	3,586,460
21,600	Marshall & Ilsley Corp.	149,472
127,000	Regions Financial Corp.	889,000
20,600	Zions Bancorp.	499,138
		5,320,489
Commercial Services – Finance – 0.4%
10,500	Equifax, Inc.	373,800
19,100	H&R Block, Inc.	227,481
1,200	MasterCard, Inc. – Class A	268,932
9,800	Moody’s Corp.	260,092
1,800	Visa, Inc. – Class A	126,684
		1,256,989
Computer Aided Design – 0%
3,200	Autodesk, Inc.*	122,240
Computer Services – 3.9%
105,900	Cognizant Technology Solutions Corp.*	7,761,411
27,000	International Business Machines Corp.	3,962,520
		11,723,931
Computers – 4.9%
45,800	Apple, Inc.*	14,773,248
Computers – Memory Devices – 1.3%
2,900	EMC Corp.*	66,410
69,500	NetApp, Inc.*	3,819,720
		3,886,130
Computers – Peripheral Equipment – 0.1%
12,100	Lexmark International, Inc. – Class A*	421,322

See Notes to Schedules of Investments and Financial Statements.

8 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Consumer Products – Miscellaneous – 0.4%
3,900	Clorox Co.	$246,792
3,500	Fortune Brands, Inc.	210,875
9,900	Kimberly-Clark Corp.	624,096
		1,081,763
Containers – Metal and Glass – 0.3%
14,400	Ball Corp.	979,920
Cosmetics and Toiletries – 2.7%
16,400	Avon Products, Inc.	476,584
3,000	Colgate-Palmolive Co.	241,110
90,500	Estee Lauder Cos., Inc. – Class A	7,303,350
		8,021,044
Data Processing and Management – 0.1%
13,700	Fidelity National Information Services, Inc.	375,243
Distribution/Wholesale – 1.2%
47,800	Fastenal Co.	2,863,698
4,000	Genuine Parts Co.	205,360
3,600	W.W. Grainger, Inc.	497,196
		3,566,254
Diversified Banking Institutions – 0.9%
16,606	Bank of America Corp.	221,524
150,200	Citigroup, Inc.*	710,446
800	Goldman Sachs Group, Inc.	134,528
28,926	JPMorgan Chase & Co.	1,227,041
16,200	Morgan Stanley	440,802
		2,734,341
Diversified Operations – 2.1%
700	3M Co.	60,410
30,100	Eaton Corp.	3,055,451
82,400	General Electric Co.	1,507,096
8,500	Ingersoll-Rand Co. – Class A	400,265
4,000	Leucadia National Corp.	116,720
2,700	Parker Hannifin Corp.	233,010
7,600	Textron, Inc.	179,664
15,000	Tyco International, Ltd. (U.S. Shares)	621,600
		6,174,216
E-Commerce/Products – 1.6%
26,900	Amazon.com, Inc.*	4,842,000
E-Commerce/Services – 2.5%
52,800	eBay, Inc.*	1,469,424
600	Netflix, Inc.*	105,420
14,600	Priceline.com, Inc.*	5,833,430
		7,408,274
Electric – Integrated – 5.1%
15,400	Ameren Corp.	434,126
8,700	American Electric Power Co., Inc.	313,026
46,600	CMS Energy Corp.	866,760
9,200	Consolidated Edison, Inc.	456,044
32,100	Dominion Resources, Inc.	1,371,312
56,700	DTE Energy Co.	2,569,644
17,100	Duke Energy Corp.	304,551
11,800	FPL Group, Inc.	613,482
21,300	Integrys Energy Group, Inc.	1,033,263
17,500	Northeast Utilities	557,900
60,700	Pepco Holdings, Inc.	1,107,775
16,000	Pinnacle West Capital Corp.	663,200
24,300	Progress Energy, Inc.	1,056,564
4,900	Public Service Enterprise Group, Inc.	155,869
7,200	SCANA Corp.	292,320
26,100	Southern Co.	997,803
28,700	TECO Energy, Inc.	510,860
31,300	Wisconsin Energy Corp.	1,842,318
9,200	Xcel Energy, Inc.	216,660
		15,363,477
Electric Products – Miscellaneous – 0.4%
21,600	Emerson Electric Co.	1,234,872
Electronic Components – Semiconductors – 0.7%
10,800	Advanced Micro Devices, Inc.*	88,344
3,900	Altera Corp.	138,762
8,900	Microchip Technology, Inc.	304,469
47,100	Texas Instruments, Inc.	1,530,750
		2,062,325
Electronic Measuring Instruments – 1.1%
68,800	Agilent Technologies, Inc.*	2,850,384
15,400	FLIR Systems, Inc.*	458,150
		3,308,534
Engineering – Research and Development Services – 0.1%
2,900	Fluor Corp.	192,154
Engines – Internal Combustion – 0.3%
8,800	Cummins, Inc.	968,088
Enterprise Software/Services – 0.2%
119,400	Novell, Inc.*	706,848
Entertainment Software – 0%
6,800	Electronic Arts, Inc.*	111,384
Fiduciary Banks – 0.1%
4,300	State Street Corp.	199,262
Finance – Consumer Loans – 0%
9,500	SLM Corp.*	119,605
Finance – Credit Card – 0.1%
1,200	American Express Co.	51,504
9,100	Discover Financial Services	168,623
		220,127
Finance – Investment Bankers/Brokers – 0%
4,400	E*TRADE Financial Corp.*	70,400
Food – Confectionary – 1.0%
29,000	Hershey Co.	1,367,350
26,700	J.M. Smucker Co.	1,752,855
		3,120,205
Food – Meat Products – 0.6%
4,800	Hormel Foods Corp.	246,048
87,500	Tyson Foods, Inc. – Class A	1,506,750
		1,752,798
Food – Miscellaneous/Diversified – 2.2%
600	Campbell Soup Co.	20,850
69,200	General Mills, Inc.	2,462,828
20,900	Kellogg Co.	1,067,572
5,500	Kraft Foods, Inc. – Class A	173,305
3,300	McCormick & Co., Inc.	153,549
148,500	Sara Lee Corp.	2,600,235
		6,478,339

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 9

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Food – Retail – 0%
6,000	Kroger Co.	$134,160
Food – Wholesale/Distribution – 0.1%
7,600	Sysco Corp.	223,440
Forestry – 0%
6,000	Weyerhaeuser Co.	113,580
Gas – Distribution – 1.1%
86,700	CenterPoint Energy, Inc.	1,362,924
101,200	NiSource, Inc.	1,783,144
2,500	Sempra Energy	131,200
		3,277,268
Hazardous Waste Disposal – 0.7%
25,000	Stericycle, Inc.*	2,023,000
Hotels and Motels – 0.5%
19,000	Marriott International, Inc. – Class A	789,260
6,200	Starwood Hotels & Resorts Worldwide, Inc.	376,836
9,700	Wyndham Worldwide Corp.	290,612
		1,456,708
Independent Power Producer – 0%
2,900	NRG Energy, Inc.*	56,666
Industrial Automation and Robotics – 0.7%
29,500	Rockwell Automation, Inc.	2,115,445
Industrial Gases – 0.6%
4,400	Air Products & Chemicals, Inc.	400,180
4,500	Airgas, Inc.	281,070
10,200	Praxair, Inc.	973,794
		1,655,044
Insurance Brokers – 0%
2,400	Marsh & McLennan Cos., Inc.	65,616
Internet Infrastructure Software – 0.5%
26,100	Akamai Technologies, Inc.*	1,228,005
1,000	F5 Networks, Inc.*	130,160
		1,358,165
Internet Security – 0.1%
4,300	McAfee, Inc.*	199,133
5,900	VeriSign, Inc.*	192,753
		391,886
Investment Management and Advisory Services – 1.4%
22,600	Ameriprise Financial, Inc.	1,300,630
22,600	Franklin Resources, Inc.	2,513,346
2,900	INVESCO, Ltd.	69,774
1,900	Legg Mason, Inc.	68,913
1,400	T. Rowe Price Group, Inc.	90,356
		4,043,019
Life and Health Insurance – 0.3%
5,000	AFLAC, Inc.	282,150
4,900	Lincoln National Corp.	136,269
5,900	Principal Financial Group, Inc.	192,104
6,100	Torchmark Corp.	364,414
		974,937
Machinery – Construction and Mining – 0.8%
26,300	Caterpillar, Inc.	2,463,258
Machinery – Farm – 0.3%
10,400	Deere & Co.	863,720
Machinery – General Industrial – 0.1%
4,100	Roper Industries, Inc.	313,363
Machinery – Pumps – 0%
600	Flowserve Corp.	71,532
Medical – Biomedical and Genetic – 0.5%
3,400	Amgen, Inc.*	186,660
2,200	Biogen Idec, Inc.*	147,510
2,300	Celgene Corp.*	136,022
15,200	Genzyme Corp.*	1,082,240
		1,552,432
Medical – Drugs – 2.7%
43,300	Abbott Laboratories	2,074,503
10,800	Bristol-Myers Squibb Co.	285,984
8,000	Eli Lilly & Co.	280,320
153,186	Merck & Co., Inc.	5,520,823
		8,161,630
Medical – Generic Drugs – 0.4%
52,500	Mylan, Inc.*	1,109,325
Medical – HMO – 0.8%
44,200	Humana, Inc.*	2,419,508
1,000	WellPoint, Inc.*	56,860
		2,476,368
Medical – Wholesale Drug Distributors – 3.4%
99,600	AmerisourceBergen Corp.	3,398,352
102,300	Cardinal Health, Inc.	3,919,113
43,100	McKesson Corp.	3,033,378
		10,350,843
Medical Instruments – 1.7%
19,400	Intuitive Surgical, Inc.*	5,000,350
Medical Products – 2.8%
43,600	Carefusion Corp.*	1,120,520
40,700	Hospira, Inc.*	2,266,583
2,800	Johnson & Johnson	173,180
43,400	Stryker Corp.	2,330,580
24,300	Varian Medical Systems, Inc.*	1,683,504
18,100	Zimmer Holdings, Inc.*	971,608
		8,545,975
Metal – Aluminum – 0%
4,600	Alcoa, Inc.	70,794
Metal – Copper – 0.1%
2,500	Freeport-McMoRan Copper & Gold, Inc. – Class B	300,225
Metal – Iron – 0.1%
2,400	Cliffs Natural Resources, Inc.	187,224
Metal Processors and Fabricators – 0.5%
11,600	Precision Castparts Corp.	1,614,836
Motorcycle and Motor Scooter Manufacturing – 0%
2,200	Harley-Davidson, Inc.	76,274
Multi-Line Insurance – 0.8%
6,800	ACE, Ltd. (U.S. Shares)	423,300
9,400	American International Group, Inc.*	541,628
27,100	Assurant, Inc.	1,043,892
3,500	MetLife, Inc.	155,540
12,700	XL Capital, Ltd.	277,114
		2,441,474

See Notes to Schedules of Investments and Financial Statements.

10 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Multimedia – 0.5%
8,100	McGraw-Hill Cos., Inc.	$294,921
10,400	News Corp. – Class A	151,424
12,000	Viacom, Inc. – Class B	475,320
12,200	Walt Disney Co.	457,622
		1,379,287
Networking Products – 0.1%
4,300	Juniper Networks, Inc.*	158,756
Non-Ferrous Metals – 0.1%
13,200	Titanium Metals Corp.*	226,776
Non-Hazardous Waste Disposal – 0.1%
10,300	Republic Services, Inc.	307,558
Oil – Field Services – 0.9%
1,714	Baker Hughes, Inc.	97,989
18,300	Halliburton Co.	747,189
21,047	Schlumberger, Ltd. (U.S. Shares)	1,757,425
		2,602,603
Oil and Gas Drilling – 0.1%
1,900	Helmerich & Payne, Inc.	92,112
8,100	Rowan Cos., Inc.*	282,771
		374,883
Oil Companies – Exploration and Production – 1.1%
3,800	Anadarko Petroleum Corp.	289,408
14,200	Denbury Resources, Inc.*	271,078
1,600	Newfield Exploration Co.*	115,376
2,100	Noble Energy, Inc.	180,768
28,100	Pioneer Natural Resources Co.	2,439,642
3,100	QEP Resources, Inc.	112,561
		3,408,833
Oil Companies – Integrated – 0.5%
2,030	Chevron Corp.	185,238
7,200	ConocoPhillips	490,320
1,400	Exxon Mobil Corp.	102,368
1,500	Hess Corp.	114,810
8,800	Marathon Oil Corp.	325,864
5,100	Murphy Oil Corp.	380,205
		1,598,805
Oil Field Machinery and Equipment – 0.1%
1,800	FMC Technologies, Inc.*	160,038
2,100	National Oilwell Varco, Inc.	141,225
		301,263
Oil Refining and Marketing – 0.1%
9,300	Sunoco, Inc.	374,883
Pharmacy Services – 0.1%
4,400	Express Scripts, Inc. – Class A*	237,820
Pipelines – 0.6%
14,400	El Paso Corp.	198,144
26,000	Oneok, Inc.	1,442,220
		1,640,364
Property and Casualty Insurance – 0.9%
6,600	Chubb Corp.	393,624
71,300	Progressive Corp.	1,416,731
16,600	Travelers Cos., Inc.	924,786
		2,735,141
Real Estate Management/Services – 0%
5,800	CB Richard Ellis Group, Inc. – Class A*	118,784
Reinsurance – 0.2%
7,096	Berkshire Hathaway, Inc. – Class B*	568,461
REIT – Apartments – 1.3%
21,700	Apartment Investment & Management Co. – Class A	560,728
6,700	Avalonbay Communities, Inc.	754,085
49,300	Equity Residential	2,561,135
		3,875,948
REIT – Diversified – 0.2%
6,200	Vornado Realty Trust	516,646
REIT – Health Care – 0.3%
7,800	HCP, Inc.	286,962
5,600	Heath Care REIT, Inc.	266,784
8,800	Ventas, Inc.	461,824
		1,015,570
REIT – Hotels – 0%
3,300	Host Hotels & Resorts, Inc.	58,971
REIT – Office Property – 0.2%
6,400	Boston Properties, Inc.	551,040
REIT – Regional Malls – 0.1%
1,400	Simon Property Group, Inc.	139,286
REIT – Storage – 0.3%
9,100	Public Storage	922,922
Retail – Apparel and Shoe – 0.8%
3,500	Abercrombie & Fitch Co. – Class A	201,705
70,800	Limited Brands, Inc.	2,175,684
1,100	Ross Stores, Inc.	69,575
		2,446,964
Retail – Auto Parts – 0.8%
5,100	AutoZone, Inc.*	1,390,209
17,800	O’Reilly Automotive, Inc.*	1,075,476
		2,465,685
Retail – Automobile – 0.1%
15,100	AutoNation, Inc.*	425,820
Retail – Building Products – 0.2%
20,100	Home Depot, Inc.	704,706
Retail – Computer Equipment – 0%
3,100	GameStop Corp. – Class A*	70,928
Retail – Discount – 0.4%
13,500	Big Lots, Inc.*	411,210
15,700	Family Dollar Stores, Inc.	780,447
800	Wal-Mart Stores, Inc.	43,144
		1,234,801
Retail – Jewelry – 0.1%
7,000	Tiffany & Co.	435,890
Retail – Major Department Stores – 1.2%
11,100	Sears Holdings Corp.*	818,625
61,300	TJX Cos., Inc.	2,721,107
		3,539,732
Retail – Restaurants – 3.0%
18,800	Darden Restaurants, Inc.	873,072
8,500	McDonald’s Corp.	652,460

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 11

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Retail – Restaurants – (continued)

168,200	Starbucks Corp.	$5,404,266
44,800	Yum! Brands, Inc.	2,197,440
		9,127,238
Savings/Loan/Thrifts – 0.1%
17,600	Hudson City Bancorp., Inc.	224,224
Schools – 0.3%
1,800	Apollo Group, Inc. – Class A*	71,082
16,600	Devry, Inc.	796,468
		867,550
Semiconductor Components/Integrated Circuits – 0.1%
6,500	Linear Technology Corp.	224,835
Steel – Producers – 0%
1,500	Nucor Corp.	65,730
Super-Regional Banks – 1.8%
6,000	Capital One Financial Corp.	255,360
29,600	Comerica, Inc.	1,250,304
57,800	Fifth Third Bancorp.	848,504
123,400	Huntington Bancshares, Inc.	847,758
16,300	Keycorp	144,255
5,500	PNC Financial Services Group, Inc.	333,960
6,900	SunTrust Banks, Inc.	203,619
12,600	U.S. Bancorp.	339,822
33,380	Wells Fargo & Co.	1,034,446
		5,258,028
Telecommunication Equipment – 0.7%
38,000	Harris Corp.	1,721,400
47,100	Tellabs, Inc.	319,338
		2,040,738
Telecommunication Equipment – Fiber Optics – 0.1%
7,500	Corning, Inc.	144,900
Telephone – Integrated – 1.6%
12,658	AT&T, Inc.	371,892
12,100	CenturyLink, Inc.	558,657
365,900	Qwest Communications International, Inc.	2,784,499
2,900	Verizon Communications, Inc.	103,762
69,400	Windstream Corp.	967,436
		4,786,246
Tobacco – 1.8%
54,600	Altria Group, Inc.	1,344,252
23,800	Philip Morris International, Inc.	1,393,014
79,800	Reynolds American, Inc.	2,603,076
		5,340,342
Tools – Hand Held – 2.5%
113,727	Stanley Works	7,604,924
Toys – 0.8%
52,000	Hasbro, Inc.	2,453,360
Transportation – Railroad – 0.1%
3,000	Union Pacific Corp.	277,980
Transportation – Services – 1.2%
9,600	C.H. Robinson Worldwide, Inc.	769,824
12,100	Expeditors International of Washington, Inc.	660,660
21,000	FedEx Corp.	1,953,210
4,600	United Parcel Service, Inc. – Class B	333,868
		3,717,562
Vitamins and Nutrition Products – 0.7%
35,300	Mead Johnson Nutrition Co. – Class A	2,197,425
Web Portals/Internet Service Providers – 2.0%
10,200	Google, Inc. – Class A*	6,058,494
Wireless Equipment – 1.2%
53,600	American Tower Corp. – Class A*	2,767,904
85,100	Motorola, Inc.*	771,857
2,100	QUALCOMM, Inc.	103,929
		3,643,690

Total Common Stock (cost $247,906,484)		299,679,759

Money Market – 0.4%
1,179,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,179,000)	1,179,000

Total Investments (total cost $249,085,484) – 100.1%		300,858,759

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(255,982)

Net Assets – 100%		$300,602,777

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$69,774	0.0%
Ireland	677,379	0.2%
Netherlands Antilles	1,757,425	0.6%
Switzerland	1,044,900	0.4%
United States††	297,309,281	98.8%

Total	$300,858,759	100.0%

††	Includes Cash Equivalents (98.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2010

INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2010, INTECH Risk-Managed Growth Fund returned 24.00% for its Class S Shares. This compares to the 26.37% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 23 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Growth Fund.

Janus Risk-Managed Funds | 13

INTECH Risk-Managed Growth Fund (unaudited)

INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

International Business Machines Corp. Computer Services	2.4%
Apple, Inc. Computers	2.2%
Exxon Mobil Corp. Oil Companies – Integrated	1.8%
Cognizant Technology Solutions Corp. Computer Services	1.4%
Edwards Lifesciences Corp. Medical Instruments	1.4%

9.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

14 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Growth Fund – Class A Shares

NAV	23.99%	17.62%	1.27%	5.91%	0.90%	0.90%

MOP	16.88%	10.82%	0.08%	5.32%

INTECH Risk-Managed Growth Fund – Class C Shares

NAV	23.35%	16.36%	0.42%	5.29%	2.82%	1.90%

CDSC	22.12%	15.19%	0.42%	5.29%

INTECH Risk-Managed Growth Fund – Class I Shares	24.15%	17.95%	1.54%	5.91%	0.62%	0.62%

INTECH Risk-Managed Growth Fund – Class S Shares	24.00%	17.50%	1.06%	5.91%	1.12%	1.12%

INTECH Risk-Managed Growth Fund – Class T Shares	24.06%	17.77%	1.06%	5.91%	0.85%	0.85%

Russell 1000® Growth Index	26.37%	16.71%	3.75%	6.77%

Lipper Quartile – Class S Shares	–	3rd	4th	4th

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	–	265/433	253/298	218/249

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 15

INTECH Risk-Managed Growth Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004 for Class A Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during any period prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares reflects the fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares prior to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to November 28, 2005 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares for periods prior to July 6, 2009 reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

16 | DECEMBER 31, 2010

(unaudited)

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,240.90	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,233.50	$10.75

Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,242.70	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,240.00	$6.32

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,240.60	$4.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

†	Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.91% for Class C Shares, 0.62% for Class I Shares, 1.12% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 17

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Common Stock – 99.6%
Advertising Agencies – 0.3%
65,500	Interpublic Group of Cos., Inc.*	$695,610
7,000	Omnicom Group, Inc.	320,600
		1,016,210
Aerospace and Defense – 1.0%
7,300	Boeing Co.	476,398
3,100	Lockheed Martin Corp.	216,721
12,200	Rockwell Collins, Inc.	710,772
7,900	Spirit Aerosystems Holdings, Inc.*	164,399
24,500	TransDigm Group, Inc.*	1,764,245
		3,332,535
Aerospace and Defense – Equipment – 1.4%
900	Alliant Techsystems, Inc.	66,987
29,500	B.F. Goodrich Co.	2,598,065
26,300	United Technologies Corp.	2,070,336
		4,735,388
Agricultural Chemicals – 0.9%
11,200	CF Industries Holdings, Inc.	1,513,680
4,200	Monsanto Co.	292,488
16,500	Mosaic Co.	1,259,940
		3,066,108
Airlines – 0.4%
3,200	Copa Holdings S.A.	188,288
43,000	Southwest Airlines Co.	558,140
27,505	UAL Corp.*	655,169
		1,401,597
Apparel Manufacturers – 0.1%
2,000	Polo Ralph Lauren Corp.	221,840
Applications Software – 2.5%
23,400	Citrix Systems, Inc.*	1,600,794
33,000	Intuit, Inc.*	1,626,900
147,200	Microsoft Corp.	4,109,824
5,200	Nuance Communications, Inc.*	94,536
6,500	Red Hat, Inc.*	296,725
5,500	Salesforce.com, Inc.*	726,000
		8,454,779
Athletic Footwear – 0.1%
5,000	NIKE, Inc. – Class B	427,100
Audio and Video Products – 0%
1,800	Harman International Industries, Inc.*	83,340
Automotive – Cars and Light Trucks – 0.6%
128,300	Ford Motor Co.*	2,154,157
Automotive – Medium and Heavy Duty Trucks – 0.4%
7,600	Navistar International*	440,116
14,400	PACCAR, Inc.	826,848
		1,266,964
Automotive – Truck Parts and Equipment – Original – 1.2%
12,700	Autoliv, Inc.	1,002,538
9,200	BorgWarner, Inc.*	665,712
3,500	Lear Corp.*	345,485
12,600	TRW Automotive Holdings Corp.*	664,020
20,700	WABCO Holdings, Inc.*	1,261,251
		3,939,006
Beverages – Non-Alcoholic – 2.2%
61,300	Coca-Cola Co.	4,031,701
52,000	Coca-Cola Enterprises, Inc.	1,301,560
4,500	Dr. Pepper Snapple Group, Inc.	158,220
14,400	Hansen Natural Corp.*	752,832
16,975	PepsiCo, Inc.	1,108,977
		7,353,290
Beverages – Wine and Spirits – 0.3%
16,100	Brown-Forman Corp. – Class B	1,120,882
Broadcast Services and Programming – 0.6%
16,700	Discovery Holding Co. – Class A*	696,390
27,400	Scripps Networks Interactive, Inc. – Class A	1,417,950
		2,114,340
Building – Heavy Construction – 0%
4,400	Chicago Bridge & Iron Co. N.V.*	144,760
Building Products – Air and Heating – 0.2%
12,200	Lennox International, Inc.	576,938
Cable Television – 0.6%
48,800	DIRECTV – Class A*	1,948,584
Casino Hotels – 0.5%
22,700	Las Vegas Sands Corp.*	1,043,065
7,600	Wynn Resorts, Ltd.	789,184
		1,832,249
Cellular Telecommunications – 0.2%
38,600	MetroPCS Communications, Inc.*	487,518
6,000	N.I.I. Holdings, Inc.*	267,960
		755,478
Chemicals – Diversified – 0.8%
6,700	Celanese Corp. – Class A	275,839
17,700	E.I. du Pont de Nemours & Co.	882,876
7,200	FMC Corp.	575,208
11,500	PPG Industries, Inc.	966,805
		2,700,728
Chemicals – Specialty – 1.9%
2,400	Albemarle Corp.	133,872
2,500	Ashland, Inc.	127,150
3,400	Eastman Chemical Co.	285,872
17,600	Ecolab, Inc.	887,392
14,500	International Flavors & Fragrances, Inc.	806,055
36,100	Lubrizol Corp.	3,858,368
5,900	Sigma-Aldrich Corp.	392,704
		6,491,413
Coal – 0.2%
1,700	Alpha Natural Resources, Inc.*	102,051
15,600	Arch Coal, Inc.	546,936
1,900	Consol Energy, Inc.	92,606
600	Walter Industries, Inc.	76,704
		818,297
Coatings and Paint Products – 0.3%
14,000	RPM International, Inc.	309,400
5,100	Sherwin-Williams Co.	427,125
9,800	Valspar Corp.	337,904
		1,074,429
Coffee – 0.2%
19,900	Green Mountain Coffee Roasters, Inc.*	653,914

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Commercial Banks – 0.1%
7,400	Bank of Hawaii Corp.	$349,354
Commercial Services – 0%
900	Alliance Data Systems Corp.*	63,927
Commercial Services – Finance – 0.9%
19,400	Automatic Data Processing, Inc.	897,832
4,400	Global Payments, Inc.	203,324
1,300	MasterCard, Inc. – Class A	291,343
8,300	Moody’s Corp.	220,282
15,800	SEI Investments Co.	375,882
12,100	Visa, Inc. – Class A	851,598
11,800	Western Union Co.	219,126
		3,059,387
Computer Aided Design – 0.2%
19,000	Autodesk, Inc.*	725,800
Computer Services – 4.9%
40,900	Accenture, Ltd. – Class A (U.S. Shares)	1,983,241
65,800	Cognizant Technology Solutions Corp.*	4,822,482
12,100	DST Systems, Inc.	536,635
12,000	IHS, Inc. – Class A*	964,680
54,300	International Business Machines Corp.	7,969,068
		16,276,106
Computers – 2.9%
22,600	Apple, Inc.*	7,289,856
38,300	Dell, Inc.*	518,965
48,300	Hewlett-Packard Co.	2,033,430
		9,842,251
Computers – Integrated Systems – 0.7%
5,900	Diebold, Inc.	189,095
13,300	Micros Systems, Inc.*	583,338
14,400	NCR Corp.*	221,328
31,900	Terdata Corp.*	1,313,004
		2,306,765
Computers – Memory Devices – 1.3%
57,900	EMC Corp.*	1,325,910
50,800	NetApp, Inc.*	2,791,968
4,400	SanDisk Corp.*	219,384
		4,337,262
Consulting Services – 0.1%
900	FTI Consulting, Inc.*	33,552
8,400	Gartner, Inc.*	278,880
		312,432
Consumer Products – Miscellaneous – 1.2%
22,300	Clorox Co.	1,411,144
5,800	Fortune Brands, Inc.	349,450
24,300	Kimberly-Clark Corp.	1,531,872
10,600	Scotts Miracle-Gro Co. – Class A	538,162
1,800	Tupperware Brands Corp.	85,806
		3,916,434
Containers – Metal and Glass – 0.4%
9,000	Ball Corp.	612,450
19,000	Crown Holdings, Inc.*	634,220
		1,246,670
Cosmetics and Toiletries – 2.3%
6,800	Alberto-Culver Co.	251,872
17,900	Avon Products, Inc.	520,174
33,900	Colgate-Palmolive Co.	2,724,543
40,300	Estee Lauder Cos., Inc. – Class A	3,252,210
13,534	Procter & Gamble Co.	870,642
		7,619,441
Cruise Lines – 0.1%
4,400	Carnival Corp. (U.S. Shares)	202,884
5,000	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	235,000
		437,884
Data Processing and Management – 0.4%
37,600	Broadridge Financial Solutions, Inc.	824,568
3,100	Dun & Bradstreet Corp.	254,479
4,700	Fiserv, Inc.*	275,232
		1,354,279
Decision Support Software – 0.1%
11,800	MSCI, Inc.*	459,728
Dental Supplies and Equipment – 0.2%
25,300	Patterson Cos., Inc.	774,939
Diagnostic Equipment – 0.1%
5,100	Gen-Probe, Inc.*	297,585
Diagnostic Kits – 0.1%
4,800	Inverness Medical Innovations, Inc.*	175,680
Dialysis Centers – 0.1%
4,100	DaVita, Inc.*	284,909
Disposable Medical Products – 0.1%
5,300	C.R. Bard, Inc.	486,381
Distribution/Wholesale – 1.6%
10,400	Fastenal Co.	623,064
5,500	Fossil, Inc.*	387,640
17,300	LKQ Corp.*	393,056
25,200	W.W. Grainger, Inc.	3,480,372
6,600	Wesco International, Inc.*	348,480
		5,232,612
Diversified Banking Institutions – 0%
2,700	Morgan Stanley	73,467
Diversified Operations – 2.5%
32,600	3M Co.	2,813,380
12,200	Cooper Industries, Ltd. – Class A (U.S. Shares)	711,138
3,000	Dover Corp.	175,350
3,600	Eaton Corp.	365,436
122,000	General Electric Co.	2,231,380
6,900	Honeywell International, Inc.	366,804
14,800	Illinois Tool Works, Inc.	790,320
9,100	Leggett & Platt, Inc.	207,116
2,900	Parker Hannifin Corp.	250,270
1,000	SPX Corp.	71,490
8,900	Tyco International, Ltd. (U.S. Shares)	368,816
		8,351,500
E-Commerce/Products – 0.6%
11,200	Amazon.com, Inc.*	2,016,000
E-Commerce/Services – 1.7%
23,500	eBay, Inc.*	654,005
21,600	Expedia, Inc.	541,944
11,200	IAC/InterActiveCorp*	321,440

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 19

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

E-Commerce/Services – (continued)

1,800	Netflix, Inc.*	$316,260
9,500	Priceline.com, Inc.*	3,795,725
		5,629,374
Electric Products – Miscellaneous – 0.4%
7,800	AMETEK, Inc.	306,150
19,800	Emerson Electric Co.	1,131,966
		1,438,116
Electric – Transmission – 0.2%
11,100	ITC Holdings Corp.	687,978
Electronic Components – Miscellaneous – 0.1%
6,500	Gentex Corp.	192,140
Electronic Components – Semiconductors – 2.1%
14,700	Altera Corp.	523,026
19,100	Avago Technologies, Ltd.	543,777
8,400	Broadcom Corp. – Class A	365,820
17,700	Cree, Inc.*	1,166,253
27,500	Intel Corp.	578,325
16,100	MEMC Electronic Materials, Inc.*	181,286
10,700	Microchip Technology, Inc.	366,047
300	National Semiconductor Corp.	4,128
7,700	PMC-Sierra, Inc.*	66,143
14,300	QLogic Corp.*	243,386
2,900	Rambus, Inc.*	59,392
5,200	Rovi Corp.*	322,452
4,300	Silicon Laboratories, Inc.*	197,886
7,800	Skyworks Solutions, Inc.*	223,314
53,300	Texas Instruments, Inc.	1,732,250
15,400	Xilinx, Inc.	446,292
		7,019,777
Electronic Connectors – 0.1%
4,600	Amphenol Corp. – Class A	242,788
3,000	Thomas & Betts Corp.*	144,900
		387,688
Electronic Design Automation – 0.2%
78,700	Cadence Design Systems, Inc.*	650,062
4,900	Synopsys, Inc.*	131,859
		781,921
Electronic Forms – 0%
2,900	Adobe Systems, Inc.*	89,262
Electronic Measuring Instruments – 0.6%
44,300	Agilent Technologies, Inc.*	1,835,349
1,900	FLIR Systems, Inc.*	56,525
5,100	Trimble Navigation, Ltd.*	203,643
		2,095,517
Energy – Alternate Sources – 0.2%
4,600	First Solar, Inc.*	598,644
Engineering – Research and Development Services – 0.1%
2,800	Fluor Corp.	185,528
3,200	KBR, Inc.	97,504
4,100	McDermott International, Inc. (U.S. Shares)*	84,829
		367,861
Engines – Internal Combustion – 0.5%
15,700	Cummins, Inc.	1,727,157
Enterprise Software/Services – 1.4%
31,600	BMC Software, Inc.*	1,489,624
10,200	CA, Inc.	249,288
11,300	Informatica Corp.*	497,539
81,544	Oracle Corp.	2,552,327
		4,788,778
Entertainment Software – 0.1%
28,100	Activision Blizzard, Inc.	349,564
5,800	Electronic Arts, Inc.*	95,004
		444,568
Filtration and Separations Products – 0%
3,100	Pall Corp.	153,698
Finance – Credit Card – 0.6%
47,500	American Express Co.	2,038,700
Finance – Investment Bankers/Brokers – 0.2%
3,400	Greenhill & Co., Ltd.	277,712
7,100	Lazard, Ltd. – Class A	280,379
		558,091
Finance – Other Services – 0.1%
3,900	NASDAQ Stock Market, Inc.*	92,469
11,700	NYSE Euronext	350,766
		443,235
Food – Baking – 0.1%
7,300	Flowers Foods, Inc.	196,443
Food – Confectionary – 0.2%
14,200	Hershey Co.	669,530
Food – Miscellaneous/Diversified – 3.5%
38,200	Campbell Soup Co.	1,327,450
55,300	General Mills, Inc.	1,968,127
30,200	H.J. Heinz Co.	1,493,692
48,200	Kellogg Co.	2,462,056
45,200	McCormick & Co., Inc.	2,103,156
128,600	Sara Lee Corp.	2,251,786
		11,606,267
Food – Retail – 0.2%
16,500	Kroger Co.	368,940
9,000	Whole Foods Market, Inc.	455,310
		824,250
Food – Wholesale/Distribution – 0.3%
30,100	Sysco Corp.	884,940
Forestry – 0.1%
13,200	Plum Creek Timber Co., Inc.	494,340
Garden Products – 0.1%
7,200	Toro Co.	443,808
Gold Mining – 0.1%
3,000	Newmont Mining Corp.	184,290
Hazardous Waste Disposal – 0%
1,700	Stericycle, Inc.*	137,564
Hospital Beds and Equipment – 0.2%
15,000	Hill-Rom Holdings, Inc.	590,550
Hotels and Motels – 0.6%
31,300	Marriott International, Inc. – Class A	1,300,202
10,000	Starwood Hotels & Resorts Worldwide, Inc.	607,800
		1,908,002

See Notes to Schedules of Investments and Financial Statements.

20 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Independent Power Producer – 0.1%
14,600	Calpine Corp.*	$194,764
Industrial Audio and Video Products – 0.3%
12,600	Dolby Laboratories, Inc.*	840,420
Industrial Automation and Robotics – 0.2%
9,000	Rockwell Automation, Inc.	645,390
Industrial Gases – 0.8%
12,900	Air Products & Chemicals, Inc.	1,173,255
5,200	Airgas, Inc.	324,792
11,600	Praxair, Inc.	1,107,452
		2,605,499
Instruments – Controls – 0.2%
5,200	Mettler-Toledo International, Inc.*	786,292
Instruments – Scientific – 0.2%
7,000	Waters Corp.*	543,970
Insurance Brokers – 0.8%
9,600	Arthur J. Gallagher & Co.	279,168
29,100	Brown & Brown, Inc.	696,654
19,000	Erie Indemnity Co. – Class A	1,243,930
10,800	Marsh & McLennan Cos., Inc.	295,272
		2,515,024
Internet Content – Information/News – 0.5%
29,788	WebMD Health Corp.*	1,520,975
Internet Infrastructure Software – 1.2%
15,100	Akamai Technologies, Inc.*	710,455
26,700	F5 Networks, Inc.*	3,475,272
		4,185,727
Internet Security – 0.2%
7,000	Symantec Corp.*	117,180
11,700	VeriSign, Inc.*	382,239
		499,419
Investment Management and Advisory Services – 1.0%
2,000	Affiliated Managers Group, Inc.*	198,440
8,000	Ameriprise Financial, Inc.	460,400
600	BlackRock, Inc.	114,348
2,600	Eaton Vance Corp.	78,598
8,900	Federated Investors, Inc. – Class B	232,913
15,900	Franklin Resources, Inc.	1,768,239
13,000	INVESCO, Ltd.	312,780
1,100	T. Rowe Price Group, Inc.	70,994
1,400	Waddell & Reed Financial, Inc. – Class A	49,406
		3,286,118
Life and Health Insurance – 0.1%
4,500	AFLAC, Inc.	253,935
Machine Tools and Related Products – 0.1%
4,400	Kennametal, Inc.	173,624
900	Lincoln Electric Holdings, Inc.	58,743
		232,367
Machinery – Construction and Mining – 0.9%
6,800	Bucyrus International, Inc.	607,920
20,100	Caterpillar, Inc.	1,882,566
7,000	Joy Global, Inc.	607,250
		3,097,736
Machinery – Electrical – 0.1%
6,500	Regal-Beloit Corp.	433,940
Machinery – Farm – 0.4%
14,200	Deere & Co.	1,179,310
Machinery – General Industrial – 0.4%
7,000	Babcock & Wilcox Co.*	179,130
2,800	Gardner Denver, Inc.	192,696
5,900	IDEX Corp.	230,808
8,200	Roper Industries, Inc.	626,726
2,000	Wabtec Corp.	105,780
		1,335,140
Machinery – Print Trade – 0.2%
16,500	Zebra Technologies Corp.*	626,835
Machinery – Pumps – 0.1%
2,100	Flowserve Corp.	250,362
Medical – Biomedical and Genetic – 1.3%
13,600	Alexion Pharmaceuticals, Inc.*	1,095,480
5,500	Celgene Corp.*	325,270
8,400	Genzyme Corp.*	598,080
4,900	Gilead Sciences, Inc.*	177,576
6,500	Human Genome Sciences, Inc.*	155,285
23,900	Life Technologies Corp.*	1,326,450
9,500	United Therapeutics Corp.*	600,590
6,600	Vertex Pharmaceuticals, Inc.*	231,198
		4,509,929
Medical – Drugs – 1.0%
39,100	Abbott Laboratories	1,873,281
5,100	Allergan, Inc.	350,217
27,600	Eli Lilly & Co.	967,104
		3,190,602
Medical – Generic Drugs – 1.1%
48,600	Mylan, Inc.*	1,026,918
42,300	Perrigo Co.	2,678,859
		3,705,777
Medical – Outpatient and Home Medical Care – 0.3%
34,300	Lincare Holdings, Inc.	920,269
Medical – Wholesale Drug Distributors – 1.0%
83,100	AmerisourceBergen Corp.	2,835,372
6,900	McKesson Corp.	485,622
		3,320,994
Medical Information Systems – 0.5%
14,500	Allscripts Healthcare Solutions, Inc.*	279,415
14,200	Cerner Corp.*	1,345,308
		1,624,723
Medical Instruments – 1.9%
56,100	Edwards Lifesciences Corp.*	4,535,124
5,000	Intuitive Surgical, Inc.*	1,288,750
2,200	Medtronic, Inc.	81,598
3,000	St. Jude Medical, Inc.*	128,250
16,500	Thoratec Corp.*	467,280
		6,501,002
Medical Labs and Testing Services – 0.6%
19,100	Laboratory Corp. of America Holdings*	1,679,272
7,200	Quest Diagnostics, Inc.	388,584
		2,067,856

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 21

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Medical Products – 2.8%
5,500	Baxter International, Inc.	$278,410
3,400	Becton, Dickinson and Co.	287,368
3,900	Cooper Cos., Inc.	219,726
2,200	Covidien PLC (U.S. Shares)	100,452
9,700	Henry Schein, Inc.*	595,483
33,600	Hospira, Inc.*	1,871,184
47,700	Johnson & Johnson	2,950,245
20,900	Stryker Corp.	1,122,330
2,400	Teleflex, Inc.	129,144
27,400	Varian Medical Systems, Inc.*	1,898,272
		9,452,614
Metal – Copper – 0.5%
6,300	Freeport-McMoRan Copper & Gold, Inc. – Class B	756,567
17,500	Southern Copper Corp.	852,950
		1,609,517
Metal – Iron – 0.1%
4,000	Cliffs Natural Resources, Inc.	312,040
Metal Processors and Fabricators – 0.7%
14,500	Precision Castparts Corp.	2,018,545
9,600	Timken Co.	458,208
		2,476,753
Motion Pictures and Services – 0%
5,200	DreamWorks Animation SKG, Inc. – Class A*	153,244
Multi-Line Insurance – 0.3%
7,500	ACE, Ltd. (U.S. Shares)	466,875
11,200	Genworth Financial, Inc. – Class A*	147,168
12,200	MetLife, Inc.	542,168
		1,156,211
Multimedia – 1.3%
13,100	FactSet Research Systems, Inc.	1,228,256
26,600	McGraw-Hill Cos., Inc.	968,506
30,400	News Corp. – Class A	442,624
7,700	Thomson Reuters Corp.	286,979
29,700	Time Warner, Inc.	955,449
15,800	Viacom, Inc. – Class B	625,838
		4,507,652
Networking Products – 0.4%
18,400	Cisco Systems, Inc.*	372,232
18,000	Juniper Networks, Inc.*	664,560
6,500	Polycom, Inc.*	253,370
		1,290,162
Non-Ferrous Metals – 0.1%
14,900	Titanium Metals Corp.*	255,982
Non-Hazardous Waste Disposal – 0.3%
1,900	Republic Services, Inc.	56,734
29,850	Waste Connections, Inc.	821,771
		878,505
Office Automation and Equipment – 0.2%
22,300	Pitney Bowes, Inc.	539,214
Office Supplies and Forms – 0%
2,500	Avery Dennison Corp.	105,850
Oil – Field Services – 0.8%
8,900	Core Laboratories N.V.	792,545
27,200	Halliburton Co.	1,110,576
2,500	Schlumberger, Ltd. (U.S. Shares)	208,750
2,800	Superior Energy Services, Inc.*	97,972
25,100	Weatherford International, Ltd.*	572,280
		2,782,123
Oil and Gas Drilling – 0.4%
4,700	Atwood Oceanics, Inc.*	175,639
22,400	Pride International, Inc.*	739,200
12,100	Rowan Cos., Inc.*	422,411
		1,337,250
Oil Companies – Exploration and Production – 0.4%
1,000	Atlas Energy, Inc.*	43,970
2,700	Cimarex Energy Co.	239,031
7,500	EOG Resources, Inc.	685,575
1,200	Forest Oil Corp.*	45,564
1,400	Occidental Petroleum Corp.	137,340
1,000	SM Energy Co.	58,930
2,200	Whitting Petroleum Corp.*	257,818
		1,468,228
Oil Companies – Integrated – 3.4%
13,400	Chevron Corp.	1,222,750
39,500	ConocoPhillips	2,689,950
82,500	Exxon Mobil Corp.	6,032,400
29,400	Marathon Oil Corp.	1,088,682
3,300	Murphy Oil Corp.	246,015
		11,279,797
Oil Field Machinery and Equipment – 0.3%
8,200	Cameron International Corp.*	415,986
9,200	Dresser-Rand Group, Inc.*	391,828
3,600	FMC Technologies, Inc.*	320,076
		1,127,890
Optical Supplies – 0.2%
3,200	Alcon, Inc. (U.S. Shares)	522,880
Paper and Related Products – 0.2%
11,300	Rayonier, Inc.	593,476
Pharmacy Services – 0.6%
21,000	Express Scripts, Inc. – Class A*	1,135,050
11,466	Medco Health Solutions, Inc.*	702,522
4,400	SXC Health Solutions Corp. (U.S. Shares)*	188,584
		2,026,156
Pipelines – 0.1%
5,300	El Paso Corp.	72,928
7,000	Williams Companies, Inc.	173,040
		245,968
Power Converters and Power Supply Equipment – 0.1%
4,000	Hubbell, Inc. – Class A	240,520
6,100	SunPower Corp. – Class A*	78,263
		318,783
Printing – Commercial – 0%
2,700	VistaPrint N.V. (U.S. Shares)*	124,200
Private Corrections – 0.2%
20,100	Corrections Corp. of America*	503,706

See Notes to Schedules of Investments and Financial Statements.

22 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Property and Casualty Insurance – 0.1%
2,200	Arch Capital Group, Ltd.*	$193,710
3,600	Travelers Cos., Inc.	200,556
		394,266
Publishing – Books – 0.4%
28,200	John Wiley & Sons, Inc. – Class A	1,275,768
Quarrying – 0.2%
9,300	Compass Minerals International, Inc.	830,211
Real Estate Management/Services – 0.2%
25,500	CB Richard Ellis Group, Inc. – Class A*	522,240
3,400	Jones Lang LaSalle, Inc.	285,328
		807,568
Real Estate Operating/Development – 0%
1,111	Howard Hughes Corp.*	60,461
Reinsurance – 0.1%
8,100	Axis Capital Holdings, Ltd.	290,628
800	Endurance Specialty Holdings, Ltd.	36,856
4,600	Validus Holdings, Ltd.	140,806
		468,290
REIT – Apartments – 0.3%
6,700	Apartment Investment & Management Co. – Class A	173,128
6,000	Equity Residential	311,700
2,300	Essex Property Trust, Inc.	262,706
6,700	UDR, Inc.	157,584
		905,118
REIT – Diversified – 0.2%
5,100	Digital Realty Trust, Inc.	262,854
4,300	Vornado Realty Trust	358,319
		621,173
REIT – Health Care – 0.1%
3,800	Ventas, Inc.	199,424
REIT – Regional Malls – 0.2%
27,200	General Growth Properties, Inc.	421,056
2,500	Simon Property Group, Inc.	248,725
		669,781
REIT – Shopping Centers – 0.1%
2,900	Federal Realty Investment Trust	225,997
REIT – Storage – 0.2%
5,100	Public Storage	517,242
REIT – Warehouse and Industrial – 0%
10,500	ProLogis	151,620
Rental Auto/Equipment – 0.1%
14,600	Aaron Rents, Inc.	297,694
Respiratory Products – 0.6%
55,600	ResMed, Inc.*	1,925,984
Retail – Apparel and Shoe – 0.8%
2,200	Abercrombie & Fitch Co. – Class A	126,786
5,000	American Eagle Outfitters, Inc.	73,150
2,600	Guess?, Inc.	123,032
32,600	Limited Brands, Inc.	1,001,798
9,200	Phillips-Van Heusen Corp.	579,692
12,300	Ross Stores, Inc.	777,975
		2,682,433
Retail – Auto Parts – 1.0%
6,600	Advance Auto Parts, Inc.	436,590
8,500	AutoZone, Inc.*	2,317,015
11,900	O’Reilly Automotive, Inc.*	718,998
		3,472,603
Retail – Automobile – 0.3%
19,500	AutoNation, Inc.*	549,900
14,700	Carmax, Inc.*	468,636
		1,018,536
Retail – Building Products – 0%
4,300	Home Depot, Inc.	150,758
Retail – Consumer Electronics – 0.1%
7,600	Best Buy Co., Inc.	260,604
Retail – Discount – 1.2%
1,900	Costco Wholesale Corp.	137,199
1,600	Dollar Tree, Inc.*	89,728
26,600	Family Dollar Stores, Inc.	1,322,286
4,900	Target Corp.	294,637
42,300	Wal-Mart Stores, Inc.	2,281,239
		4,125,089
Retail – Drug Store – 0.2%
6,146	CVS Caremark Corp.	213,696
14,900	Walgreen Co.	580,504
		794,200
Retail – Gardening Products – 0.2%
13,000	Tractor Supply Co.	630,370
Retail – Jewelry – 0.1%
2,700	Tiffany & Co.	168,129
Retail – Mail Order – 0.2%
16,600	Williams-Sonoma, Inc.	592,454
Retail – Major Department Stores – 0.5%
37,600	TJX Cos., Inc.	1,669,064
Retail – Office Supplies – 0%
3,300	Staples, Inc.	75,141
Retail – Pet Food and Supplies – 0.2%
13,100	PetSmart, Inc.	521,642
Retail – Regional Department Stores – 0.1%
6,600	Macy’s, Inc.	166,980
Retail – Restaurants – 2.0%
7,100	Brinker International, Inc.	148,248
900	Chipotle Mexican Grill, Inc. – Class A*	191,394
10,700	Darden Restaurants, Inc.	496,908
42,200	McDonald’s Corp.	3,239,272
5,300	Panera Bread Co. – Class A*	536,413
29,000	Starbucks Corp.	931,770
21,200	Yum! Brands, Inc.	1,039,860
		6,583,865
Savings/Loan/Thrifts – 0.1%
19,900	Hudson City Bancorp., Inc.	253,526
Semiconductor Components/Integrated Circuits – 0.5%
2,700	Analog Devices, Inc.	101,709
31,700	Atmel Corp.*	390,544
18,800	Cypress Semiconductor Corp.*	349,304

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 23

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Semiconductor Components/Integrated Circuits – (continued)

19,500	Linear Technology Corp.	$674,505
6,600	Marvell Technology Group, Ltd.*	122,430
		1,638,492
Semiconductor Equipment – 0.2%
31,600	Applied Materials, Inc.	443,980
5,100	KLA-Tencor Corp.	197,064
1,000	Lam Research Corp.*	51,780
2,900	Novellus Systems, Inc.*	93,728
2,700	Teradyne, Inc.*	37,908
		824,460
Soap and Cleaning Preparations – 0%
1,900	Church & Dwight Co., Inc.	131,138
Software Tools – 0.4%
16,200	VMware, Inc. – Class A*	1,440,342
Steel – Producers – 0%
2,100	Carpenter Technology Corp.	84,504
1,300	Nucor Corp.	56,966
		141,470
Telecommunication Equipment – 0.5%
38,800	Harris Corp.	1,757,640
Telecommunication Equipment – Fiber Optics – 0.1%
5,500	Corning, Inc.	106,260
17,900	JDS Uniphase Corp.*	259,192
		365,452
Telecommunication Services – 0.2%
6,500	Amdocs, Ltd. (U.S. Shares)*	178,555
15,500	NeuStar, Inc. – Class A*	403,775
14,700	tw telecom, inc.*	250,635
		832,965
Telephone – Integrated – 0.6%
68,800	Frontier Communications Corp.	669,424
95,400	Windstream Corp.	1,329,876
		1,999,300
Television – 0.2%
30,200	CBS Corp. – Class B	575,310
Textile-Home Furnishings – 0%
1,300	Mohawk Industries, Inc.*	73,788
Therapeutics – 0.2%
6,000	BioMarin Pharmaceutical, Inc.*	161,580
19,500	Warner Chilcott, Ltd. – Class A*	439,920
		601,500
Tobacco – 1.6%
115,600	Altria Group, Inc.	2,846,072
42,400	Philip Morris International, Inc.	2,481,672
		5,327,744
Toys – 0.4%
19,000	Hasbro, Inc.	896,420
14,300	Mattel, Inc.	363,649
		1,260,069
Transactional Software – 0.2%
10,900	Solera Holdings, Inc.	559,388
Transportation – Railroad – 0.2%
2,000	Kansas City Southern*	95,720
6,200	Union Pacific Corp.	574,492
		670,212
Transportation – Services – 0.8%
7,200	C.H. Robinson Worldwide, Inc.	577,368
6,100	Expeditors International of Washington, Inc.	333,060
7,100	FedEx Corp.	660,371
1,900	Ryder System, Inc.	100,016
3,900	United Parcel Service, Inc. – Class B	283,062
28,900	UTi Worldwide, Inc. (U.S. Shares)	612,680
		2,566,557
Vitamins and Nutrition Products – 0.8%
12,500	Herbalife, Ltd.	854,625
27,900	Mead Johnson Nutrition Co. – Class A	1,736,775
		2,591,400
Water Treatment Systems – 0.1%
5,400	Nalco Holding Co.	172,476
Web Hosting/Design – 0.1%
3,900	Equinix, Inc.*	316,914
Web Portals/Internet Service Providers – 1.2%
6,300	Google, Inc. – Class A*	3,742,011
17,100	Yahoo!, Inc.*	284,373
		4,026,384
Wireless Equipment – 0.8%
11,500	American Tower Corp. – Class A*	593,860
16,000	Crown Castle International Corp.*	701,280
11,400	QUALCOMM, Inc.	564,186
17,200	SBA Communications Corp. – Class A*	704,168
		2,563,494

Total Investments (total cost $267,735,500) – 99.6%		333,962,670

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,312,235

Net Assets – 100%		$335,274,905

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,377,589	0.4%
Canada	475,563	0.1%
Cayman Islands	854,625	0.2%
Guernsey	178,555	0.1%
Ireland	3,234,751	1.0%
Liberia	235,000	0.1%
Netherlands	1,061,505	0.3%
Netherlands Antilles	208,750	0.1%
Panama	476,001	0.1%
Singapore	543,777	0.2%
Switzerland	1,930,851	0.6%
United States	322,773,023	96.6%
Virgin Islands (British)	612,680	0.2%

Total	$333,962,670	100.0%

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2010

INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2010, INTECH Risk-Managed International Fund returned 26.92% for its Class I Shares. This compares to the 24.18% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 23 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed International Fund.

Janus Risk-Managed Funds | 25

INTECH Risk-Managed International Fund (unaudited)

INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Nestle S.A. Food – Miscellaneous/Diversified	2.0%
Vodafone Group PLC Cellular Telecommunications	1.6%
Novo Nordisk A/S Medical – Drugs	1.3%
Compagnie Financiere Richemont S.A. Retail – Jewelry	1.3%
Bayerische Motoren Werke A.G. Automotive – Cars and Light Trucks	1.2%

7.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

26 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010				Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed International Fund – Class A Shares

NAV	26.83%	10.04%	–4.78%	4.61%	1.25%

MOP	19.46%	3.75%	–6.30%

INTECH Risk-Managed International Fund – Class C Shares

NAV	26.62%	9.88%	–5.09%	5.33%	2.00%

CDSC	25.38%	8.80%	–5.09%

INTECH Risk-Managed International Fund – Class I Shares	26.92%	9.76%	–4.74%	4.68%	1.00%

INTECH Risk-Managed International Fund – Class S Shares	26.83%	9.88%	–4.88%	4.83%	1.50%

INTECH Risk-Managed International Fund – Class T Shares	26.87%	10.05%	–6.63%	4.81%	1.25%

Morgan Stanley Capital International EAFE® Index	24.18%	7.75%	–5.21%

Lipper Quartile – Class I Shares	–	3rd	3rd

Lipper Ranking – based on total returns for International Funds	–	714/1303	529/987

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Risk-Managed Funds | 27

INTECH Risk-Managed International Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

28 | DECEMBER 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,271.60	$6.64

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,269.50	$8.24

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,270.90	$6.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,271.60	$7.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,270.00	$6.98

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

†	Expenses are equal to the annualized expense ratio of 1.16% for Class A Shares, 1.44% for Class C Shares, 1.05% for Class I Shares, 1.25% for Class S Shares and 1.22% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 29

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Common Stock – 98.2%
Advertising Services – 0.1%
219	Publicis Groupe	$11,412
Aerospace and Defense – 0.8%
303	Finmeccanica S.P.A.	3,443
5,461	Rolls-Royce Group PLC*	53,037
476,352	Rolls-Royce Group PLC*	742
68	Thales S.A.	2,379
		59,601
Aerospace and Defense – Equipment – 0.5%
1,555	European Aeronautic Defence and Space Co. N.V.*	36,234
Agricultural Chemicals – 0%
41	Yara International A.S.A.	2,373
Airlines – 1.8%
7,000	All Nippon Airways Co., Ltd.	26,130
3,846	British Airways PLC*	16,338
8,000	Cathay Pacific Airways, Ltd.	22,078
1,651	Deutsche Lufthansa A.G.*	36,077
273	Groupe Air France*	4,972
3,398	Iberia Lineas Aereas de Espana S.A.*	14,505
954	Qantas Airways, Ltd.*	2,478
1,340	Singapore Airlines, Ltd.	15,980
		138,558
Total Airport Development – Maintenance – 0.2%
237	Fraport A.G. Frankfurt Airport Services Worldwide	14,933
Apparel Manufacturers – 2.1%
2,970	Burberry Group PLC	52,040
322	Christian Dior	45,991
327	Hermes International	68,485
		166,516
Athletic Footwear – 0.2%
211	Adidas A.G.	13,783
500	Yue Yuen Industrial Holdings, Ltd.	1,798
		15,581
Audio and Video Products – 0.1%
200	Sony Corp.	7,212
Automotive – Cars and Light Trucks – 4.6%
1,187	Bayerische Motoren Werke A.G.	93,333
1,000	Daihatsu Motor Co., Ltd.	15,351
908	Daimler A.G.*	61,544
1,197	Fiat S.P.A.	24,677
3,000	Fuji Heavy Industries, Ltd.	23,285
8,000	Isuzu Motors, Ltd.	36,368
500	Nissan Motor Co., Ltd.	4,762
438	PSA Peugeot Citroen*	16,626
87	Renault S.A.*	5,056
37	Volkswagen A.G.	5,235
4,131	Volvo A.B. – Class B*	72,836
		359,073
Automotive – Medium and Heavy Duty Trucks – 0.6%
2,090	Scania A.B.	48,107
Automotive – Truck Parts and Equipment – Original – 0.1%
100	Aisin Seiki Co., Ltd.	3,539
300	NOK Corp.	6,254
		9,793
Beverages – Non-Alcoholic – 0.4%
2,531	Coca-Cola Amatil, Ltd.	28,108
Beverages – Wine and Spirits – 0.1%
254	Diageo PLC	4,692
Bicycle Manufacturing – 0.3%
400	Shimano, Inc.	20,352
Brewery – 2.0%
744	Anheuser-Busch InBev N.V.	42,546
294	Carlsberg A/S – Class B	29,442
436	Foster’s Group, Ltd.	2,532
2,323	SABMiller PLC	81,715
		156,235
Building – Heavy Construction – 0.1%
262	Skanska A.B. – Class B	5,196
Building and Construction – Miscellaneous – 0.5%
2,869	Cintra Concesiones de Infraestructuras de Transporte S.A.	28,500
84	Hochtief A.G.	7,131
18	Koninklijke Boskalis Westminster N.V.	859
		36,490
Building and Construction Products – Miscellaneous – 0.4%
9	Geberit A.G.	2,082
12	Sika A.G.	26,331
		28,413
Cable Television – 0.7%
4,812	British Sky Broadcasting Group PLC	55,210
38	Kabel Deutschland Holding A.G.*	1,771
		56,981
Casino Hotels – 0.1%
5,000	SJM Holdings, Ltd.	7,938
Cellular Telecommunications – 2.1%
303	Millicom International Cellular S.A. (SDR)	28,966
7	NTT DoCoMo, Inc.	12,229
47,816	Vodafone Group PLC	123,587
		164,782
Chemicals – Diversified – 1.3%
459	BASF S.E.	36,612
151	Bayer A.G.	11,157
20	Koninklijke DSM N.V.	1,138
142	Lanxess A.G.	11,213
3,000	Mitsubishi Chemical Holdings Corp.	20,365
122	Wacker Chemie A.G.	21,288
		101,773
Chemicals – Specialty – 0.5%
20	Brenntag A.G.*	2,039
31	Givaudan S.A.	33,464
		35,503
Coal – 0%
275	MacArthur Coal, Ltd.	3,600
Commercial Banks – 6.1%
2,017	Australia and New Zealand Banking Group, Ltd.	48,161
831	Banco de Sabadell S.A.	3,275
451	Banco Santander Central Hispano S.A.	4,777
2,400	Bank of East Asia, Ltd.	10,051
24,000	BOC Hong Kong Holdings, Ltd.	81,672

See Notes to Schedules of Investments and Financial Statements.

30 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Commercial Banks – (continued)

1,812	Commerzbank A.G.*	$13,446
1,376	Commonwealth Bank of Australia	71,438
116	Danske Bank A/S	2,974
374	Den Norske Bank A.S.A.	5,253
1,000	Fukuoka Financial Group, Inc.	4,349
400	Hang Seng Bank, Ltd.	6,577
24,367	Lloyds Banking Group PLC*	24,957
1,000	Nishin-Nippon City Bank, Ltd.	3,043
2,000	Oversea-Chinese Banking Corp., Ltd.	15,401
655	Pohjola Bank PLC	7,850
121	Raiffeisen International Bank-Holding A.G.	6,628
1,500	Sapporo Hokuyo Holdings, Inc.	7,022
2,048	Skandinaviska Enskilda Banken A.B.	17,095
3,637	Sparbanken Sverige A.B. – Class A*	50,760
1,577	Standard Chartered PLC	42,419
1,149	Suncorp-Metway, Ltd.	10,116
220	Svenska Handelsbanken A.B. – Class A	7,035
1,000	United Overseas Bank, Ltd.	14,186
70	Westpac Banking Corp.	1,590
1,000	Wing Hang Bank, Ltd.	13,831
		473,906
Commercial Services – 1.1%
2,034	Aggreko PLC	46,991
78	Edenred*	1,846
1,093	Intertek Group PLC	30,244
5	SGS S.A.	8,393
		87,474
Commercial Services – Finance – 0.1%
605	Experian PLC	7,526
Computer Aided Design – 0.2%
199	Dassault Systemes S.A.	15,001
Computers – Peripheral Equipment – 0.1%
315	Logitech International S.A.*	5,999
Consulting Services – 0.4%
355	Bereau Veritas S.A.	26,903
518	Serco Group PLC	4,486
		31,389
Containers – Paper and Plastic – 0.4%
4,371	Amcor, Ltd.	30,171
Cosmetics and Toiletries – 0.5%
87	Beiersdorf A.G.	4,827
94	L’Oreal S.A.	10,434
200	Shiseido Co., Ltd.	4,371
500	Unicharm Corp.	19,897
		39,529
Cruise Lines – 0%
17	Carnival PLC	790
Dialysis Centers – 0.1%
74	Fresenius Medical Care A.G. & Co. KGaA	4,274
Distribution/Wholesale – 0.8%
1,000	Jardine Cycle & Carriage, Ltd.	28,527
6,000	Li & Fung, Ltd.	34,814
		63,341
Diversified Banking Institutions – 2.2%
6,490	HSBC Holdings PLC	65,873
583	Julius Baer Group, Ltd.	27,320
792	Natixis*	3,704
16,314	Royal Bank of Scotland Group PLC*	9,936
4,089	UBS A.G.*	67,151
		173,984
Diversified Financial Services – 0.4%
5,753	Criteria Caixacorp S.A.	30,608
Diversified Minerals – 1.3%
138	Angiodynamics, Inc.*	7,175
246	BHP Billiton PLC	9,783
1,243	BHP Billiton, Ltd.	57,517
15,018	Oxiana, Ltd.	26,415
		100,890
Diversified Operations – 4.5%
407	Exor S.P.A.	13,421
281	GEA Group A.G.	8,121
6,000	Hutchison Whampoa, Ltd.	61,755
2,000	Keppel Corp., Ltd.	17,646
431	LVMH Moet Hennessy Louis Vuitton S.A.	70,888
383	Siemens A.G.	47,437
2,057	Smiths Group PLC	39,923
2,000	Swire Pacific, Ltd. – Class A	32,885
543	Wartsila Oyj – Class B	41,426
2,000	Wharf Holdings, Ltd.	15,387
		348,889
Diversified Operations – Commercial Services – 0%
84	Bunzl PLC	942
E-Commerce/Services – 0%
100	Dena, Co., Ltd.	3,588
Electric – Distribution – 0%
89	AGL Energy, Ltd.	1,386
Electric – Integrated – 1.2%
2,000	CLP Holdings, Ltd.	16,237
901	Enel S.P.A.	4,502
100	Hokuriku Electric Power Co.	2,458
500	HongKong Electric Holdings	3,152
9,097	International Power PLC	62,057
100	Kansai Electric Power Co., Inc.	2,469
		90,875
Electric Products – Miscellaneous – 1.2%
12,000	Hitachi, Ltd.	64,014
225	Legrand S.A.	9,161
2,000	Mitsubishi Electric Corp.	20,993
		94,168
Electronic Components – Miscellaneous – 0.6%
1,210	Koninklijke Philips Electronics N.V.	37,054
400	Omron Corp.	10,600
		47,654
Electronic Components – Semiconductors – 1.0%
9,822	ARM Holdings PLC	64,814
1,564	Infineon Technologies A.G.	14,550
		79,364
Electronics – Military – 0.2%
460	Safran S.A.	16,287
Energy – Alternate Sources – 0%
1,000	Enel Green Power S.P.A.*	2,112

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 31

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Engineering – Research and Development Services – 0.2%
38	ABB, Ltd.*	$847
5,000	Singapore Technologies Engineering, Ltd.	13,328
		14,175
Filtration and Separations Products – 0.3%
973	Afla Laval A.B.	20,514
Finance – Credit Card – 0.1%
300	Credit Saison Co., Ltd.	4,934
Finance – Investment Bankers/Brokers – 0.4%
3,710	ICAP PLC	30,942
Finance – Leasing Companies – 0.3%
200	Orix Corp.	19,687
Finance – Other Services – 0.6%
92	ASX, Ltd.	3,545
1,100	Hong Kong Exchanges & Clearing, Ltd.	24,950
439	London Stock Exchange Group PLC	5,735
2,000	Singapore Exchange, Ltd.	13,126
		47,356
Food – Baking – 0.1%
129	ARYZTA A.G.	5,955
Food – Catering – 0.3%
2,602	Compass Group PLC	23,567
Food – Confectionary – 0.2%
5	Lindt & Spruengli A.G.	15,117
Food – Miscellaneous/Diversified – 2.4%
600	Associated British Foods PLC	11,046
400	MEIJI Holdings Co., Ltd.	18,086
2,613	Nestle S.A.	153,056
286	Orkla A.S.A.	2,781
		184,969
Food – Retail – 0.7%
70	Carrefour S.A.	2,885
2,963	J Sainsbury PLC	17,381
1,439	Jeronimo Martins SGPS S.A.	21,918
146	Metro A.G.	10,510
95	Tesco PLC	630
57	Woolworths, Ltd.	1,572
		54,896
Food – Wholesale/Distribution – 0.3%
457	Kesko, Ltd.	21,328
Gambling – Non-Hotel – 0.1%
570	TABCORP Holdings, Ltd.	4,144
Gas – Distribution – 0.8%
8,401	Centrica PLC	43,427
3,000	Hong Kong & China Gas Co., Ltd.	7,071
2,000	Tokyo Gas Co, Ltd.	8,871
		59,369
Gold Mining – 0.2%
255	Newcrest Mining, Ltd.	10,545
96	Randgold Resources, Ltd.	7,894
		18,439
Hotels and Motels – 1.1%
624	Accor S.A.	27,763
2,000	City Developments, Ltd.	19,579
1,028	Intercontinental Hotels Group PLC	19,920
8,000	Shangri-La Asia, Ltd.	21,717
		88,979
Import/Export – 0.5%
1,200	Itochu Corp.	12,152
300	Mitsui & Co., Ltd.	4,956
1,400	Sumitomo Corp.	19,818
		36,926
Industrial Automation and Robotics – 0.8%
400	Fanuc, Ltd.	61,451
Industrial Gases – 0.2%
22	Air Liquide S.A.	2,782
106	Linde A.G.	16,081
		18,863
Instruments – Scientific – 0.1%
300	Hamamatsu Photonics K.K.	10,970
Investment Companies – 0.8%
1,000	Cheung Kong Infrastructure Holdings, Ltd.	4,580
67	Eurazeo	4,967
15	Israel Corp., Ltd.*	18,216
1,032	Kinnevik Investment A.B.	21,037
289	Ratos A.B.	10,707
		59,507
Investment Management and Advisory Services – 0.5%
1,462	GAM Holding, Ltd.*	24,166
1,657	Man Group PLC	7,646
319	Schroders PLC	9,225
		41,037
Leisure & Recreation Products – 0.3%
1,400	Sega Sammy Holdings, Inc.	26,648
Life and Health Insurance – 1.7%
5,700	AIA Group, Ltd.*	16,024
5	Dai-ichi Life Insurance Co., Ltd.	8,125
22,418	Legal & General Group PLC	33,812
12,922	Old Mutual PLC	24,797
1,336	Prudential PLC	13,912
4	Sony Financial Holdings, Inc.	16,188
5,228	Standard Life PLC	17,604
		130,462
Machine Tools and Related Products – 0.3%
1,070	Sandvik A.B.	20,872
Machinery – Construction and Mining – 1.4%
1,423	Atlas Copco A.B. – Class A	35,930
1,885	Atlas Copco A.B. – Class B	42,659
900	Komatsu, Ltd.	27,243
		105,832
Machinery – Electrical – 0.7%
149	Schindler Holding A.G.	17,838
302	Schindler Holding A.G.	35,735
		53,573
Machinery – General Industrial – 2.2%
1,263	Hexagon A.B.	27,098
586	Kone Oyj – Class B	32,571
521	MAN A.G.	61,947

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Machinery – General Industrial – (continued)

761	Metso Corp.	$42,501
300	Nabtesco Corp.	6,401
		170,518
Machinery – Pumps – 0.2%
665	Weir Group PLC	18,453
Medical – Biomedical and Genetic – 0.5%
293	Novozymes A/S	40,821
Medical – Drugs – 5.0%
165	Actelion, Ltd.*	9,038
986	AstraZeneca PLC	44,913
400	Daiichi Sankyo Co., Ltd.	8,757
1,787	GlaxoSmithKline PLC	34,543
100	Hisamitsu Pharmaceutical Co., Inc.	4,213
100	Miraca Holdings, Inc.	4,029
300	Mitsubishi Tanabe Pharma Corp.	5,067
1,314	Novartis A.G.	77,249
907	Novo Nordisk A/S	102,296
3,417	Shire PLC	82,192
400	Takeda Pharmaceutical Co., Ltd.	19,687
		391,984
Medical Products – 0.3%
45	Cochlear, Ltd.	3,700
32	Coloplast A/S	4,350
181	Fresenius S.E.	15,175
		23,225
Metal – Aluminum – 0.4%
11,319	Alumina, Ltd.	28,705
Metal – Copper – 0.2%
765	Antofagasta PLC	19,224
Metal – Diversified – 0.3%
231	Rio Tinto PLC	16,156
125	Rio Tinto, Ltd.	10,925
		27,081
Metal – Iron – 0.1%
1,211	Fortescue Metals Group, Ltd.*	8,099
Metal Processors and Fabricators – 0.9%
1,408	Assa Abloy A.B. – Class B	39,699
17	Johnson Matthey PLC	540
1,031	SKF A.B.	29,392
		69,631
Mining Services – 0.3%
939	Orica, Ltd.	23,909
Multi-Line Insurance – 0.1%
191	ING Groep N.V.*	1,858
31	Zurich Financial Services A.G.	8,033
		9,891
Multimedia – 1.6%
245	Lagardere S.C.A.	10,092
2,690	Pearson PLC	42,270
812	Vivendi	21,915
4,024	WPP PLC	49,525
		123,802
Non-Ferrous Metals – 0%
1,000	Mitsubishi Materials Corp.	3,191
Office Automation and Equipment – 0.5%
700	Canon, Inc.	36,307
Oil – Field Services – 1.2%
1,777	AMEC PLC	31,857
34	Fugro N.V.	2,794
1,665	Petrofac, Ltd.	41,191
416	Saipem S.P.A.	20,476
		96,318
Oil and Gas Drilling – 0.3%
659	Seadrill, Ltd.	22,285
Oil Companies – Exploration and Production – 0.5%
6,008	Cairn Energy PLC*	39,337
Oil Companies – Integrated – 1.4%
126	BG Group PLC	2,546
225	Essar Energy PLC*	2,034
114	Galp Energia SGPS S.A. – Class B	2,184
100	Idemitsu Kosan Co., Ltd.	10,620
968	Repsol YPF S.A.	26,966
1,491	Royal Dutch Shell PLC – Class A	49,705
580	Royal Dutch Shell PLC – Class B	19,123
		113,178
Oil Refining and Marketing – 0.7%
450	Caltex Australia, Ltd.	6,613
1,000	Cosmo Oil Co.	3,277
5,900	JX Holdings, Inc.	40,050
800	Showa Shell Sekiyu K.K.	7,333
		57,273
Paper and Related Products – 1.5%
135	Holmen A.B. – Class B	4,447
4,370	Stora Enso Oyj – Class R	44,871
3,978	UPM-Kymmene Oyj	70,264
		119,582
Power Converters and Power Supply Equipment – 0.5%
287	Schneider Electric S.A.	42,947
Precious Metals – 0.5%
821	Umicore	42,693
Property and Casualty Insurance – 0.4%
1,442	Admiral Group PLC	34,056
Public Thoroughfares – 0%
422	Transurban Group	2,209
Publishing – Newspapers – 0.3%
8,000	Singapore Press Holdings, Ltd.	24,817
Publishing – Periodicals – 0.1%
44	Axel Springer A.G.	7,172
Real Estate Management/Services – 0.6%
600	Aeon Mall Co., Ltd.	16,115
400	Daito Trust Construction Co., Ltd.	27,399
		43,514
Real Estate Operating/Development – 2.0%
1,000	Cheng Kong Holdings, Ltd.	15,426
6,000	Fraser and Neave, Ltd.	29,977
1,000	Global Logistic Properties, Ltd.*	1,684
6,000	Hang Lung Group, Ltd.	39,446
4,000	Hang Lung Properties, Ltd.	18,707
4,000	Hysan Development Co., Ltd.	18,835
4,400	Keppel Land, Ltd.	16,462

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 33

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Real Estate Operating/Development – (continued)

500	Kerry Properties, Ltd.	$2,605
2,000	Tokyu Land Corp.	10,053
1,000	Wheelock & Co., Ltd.	4,046
		157,241
Recreational Vehicles – 0%
200	Yamaha Motor Co., Ltd.*	3,260
REIT – Diversified – 1.5%
1,587	British Land Co. PLC	12,976
161	Corio N.V.	10,328
57	Fonciere Des Regions	5,514
94	Gecina S.A.	10,337
2,401	Goodman Group	1,596
2,636	Hammerson PLC	17,144
2,195	Land Securities Group PLC	23,063
2,918	Liberty International PLC	18,996
98	Unibail-Rodamco*	19,379
		119,333
REIT – Office Property – 0.4%
110	ICADE	11,221
2	Japan Prime Realty Investment Corp.	6,160
1	Japan Real Estate Investment Corp.	10,373
1	Nomura Real Estate Office Fund, Inc.	7,220
		34,974
REIT – Shopping Centers – 0.3%
11	Japan Retail Fund Investment Corp.	21,100
Resorts and Theme Parks – 0.4%
300	Oriental Land Co., Ltd.	27,794
Retail – Apparel and Shoe – 0.6%
313	Hennes & Mauritz A.B. – Class B	10,432
458	Inditex S.A.	34,286
		44,718
Retail – Automobile – 0.1%
60	USS Co., Ltd.	4,908
Retail – Convenience Stores – 0%
100	FamilyMart Co., Ltd.	3,770
Retail – Jewelry – 2.7%
1,704	Compagnie Financiere Richemont S.A.	100,268
195	Swatch Group A.G.	86,954
255	Swatch Group A.G.	20,570
		207,792
Retail – Major Department Stores – 0.5%
1,200	Marui Group Co., Ltd.	9,787
179	PPR	28,460
		38,247
Retail – Miscellaneous/Diversified – 1.1%
1,800	Aeon Co., Ltd.	22,531
508	Wesfarmers, Ltd.	16,779
1,335	Wesfarmers, Ltd.	43,685
		82,995
Retail – Restaurants – 0.3%
300	McDonald’s Holdings Co. Japan, Ltd.	7,525
682	Whitbread PLC	19,031
		26,556
Rubber – Tires – 1.0%
34	Compagnie Generale des Etablissements Michelin – Class B	2,439
353	Continental A.G.*	27,893
665	Nokian Renkaat Oyj	24,389
1,711	Pirelli & C S.P.A.	13,831
700	Sumitomo Rubber Industries, Inc.	7,313
		75,865
Shipbuilding – 0.3%
2,000	SembCorp Marine, Ltd.	8,371
10,000	Yangzijiang Shipbuilding Holdings, Ltd.	14,887
		23,258
Silver Mining – 0.3%
1,038	Fresnillo PLC	26,990
Soap and Cleaning Preparations – 0.1%
112	Henkel KGaA	5,778
69	Reckitt Benckiser Group PLC	3,792
		9,570
Steel – Producers – 0.5%
12,000	Kobe Steel, Ltd.	30,455
216	ThyssenKrupp A.G.	8,942
		39,397
Steel – Specialty – 0.3%
2,000	Daido Steel Co., Ltd.	11,753
1,000	Hitachi Metals, Ltd.	12,012
		23,765
Steel Pipe and Tube – 0.1%
60	Vallourec S.A.	6,301
Telecommunication Services – 1.4%
2,019	Tele2 A.B. – Class B	41,937
4,210	Telenor A.S.A.	68,439
		110,376
Telephone – Integrated – 2.5%
20,825	BT Group PLC	58,695
1	DDI Corp.	5,778
100	Nippon Telegraph & Telephone Corp.	4,527
1,888	Portugal Telecom SGPS S.A.	21,139
1,000	Softbank Corp.	34,631
17	Swisscom A.G.	7,477
10,041	Telecom Italia S.P.A.	10,894
1,231	Telefonica S.A.	27,903
1,603	Telekom Austria A.G.	22,531
		193,575
Television – 0.3%
5,609	ITV PLC*	6,125
289	Modern Times Group MTG A.B.	19,135
		25,260
Tobacco – 1.1%
1,740	British American Tobacco PLC	66,822
546	Swedish Match A.B.	15,817
		82,639
Tools – Hand Held – 0.1%
100	Makita Corp.	4,090
Transactional Software – 0%
142	Amadeus IT Holding S.A.*	2,975

See Notes to Schedules of Investments and Financial Statements.

34 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Transportation – Marine – 0.7%
4,000	Kawasaki Kisen Kaisha, Ltd.	$17,593
1,000	Mitsui O.S.K. Lines, Ltd.	6,825
4,000	Nippon Yusen K.K.	17,740
1,000	Orient Overseas International, Ltd.	9,701
		51,859
Transportation – Railroad – 0.3%
1	Central Japan Railway Co.	8,378
294	Groupe Eurotunnel S.A.	2,585
1,000	Keihin Electric Express Railway	8,833
1,223	QR National, Ltd.*	3,439
		23,235
Transportation – Services – 0.2%
250	Deutsche Post A.G.	4,242
138	Koninklijke Vopak N.V.	6,518
42	Kuehne + Nagel International A.G.	5,841
		16,601
Transportation – Truck – 0%
81	DSV A/S	1,791
Travel Services – 0.1%
327	TUI A.G.*	4,587
Water – 0.8%
1,544	Severn Trent PLC	35,575
3,299	United Utilities Group PLC	30,445
		66,020
Wire and Cable Products – 0.2%
125	Bekaert S.A.	14,346

Total Common Stock (cost $6,474,817)		7,665,525

Preferred Stock – 1.6%
Automotive – Cars and Light Trucks – 0.9%
389	Bayerische Motoren Werke A.G.	20,010
49	Porsche Automobil Holding S.E.	3,906
259	Volkswagen A.G.	42,010
		65,926
Medical Products – 0.4%
323	Fresenius A.G.	27,650
Soap and Cleaning Preparations – 0.3%
407	Henkel A.G. & Co., KGaA	25,305
Television – 0%
78	ProSiebenSat.1 Media A.G.	2,345

Total Preferred Stock (cost $104,332)		121,226

Money Market – 1.9%
149,000	Janus Cash Liquidity Fund LLC, 0% (cost $149,000)	149,000

Total Investments (total cost $6,728,149) – 101.7%		7,935,751

Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(130,910)

Net Assets – 100%		$7,804,841

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$452,977	5.7%
Austria	29,159	0.4%
Belgium	99,585	1.3%
Bermuda	97,500	1.2%
Denmark	181,674	2.3%
Finland	285,200	3.6%
France	508,732	6.4%
Germany	692,324	8.7%
Hong Kong	416,068	5.2%
Israel	18,216	0.2%
Italy	93,356	1.2%
Japan	1,054,635	13.3%
Jersey	188,328	2.4%
Luxembourg	28,966	0.4%
Netherlands	96,783	1.2%
Norway	78,846	1.0%
Portugal	45,241	0.6%
Singapore	233,971	2.9%
Spain	173,795	2.2%
Sweden	540,705	6.8%
Switzerland	738,884	9.3%
United Kingdom	1,731,806	21.8%
United States††	149,000	1.9%

Total	$7,935,751	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 35

INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2010, INTECH Risk-Managed Value Fund returned 21.41% for its Class I Shares. This compares to the 21.74% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 23 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Value Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Value Fund.

36 | DECEMBER 31, 2010

(unaudited)

INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Exxon Mobil Corp. Oil Companies – Integrated	2.1%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.1%
JPMorgan Chase & Co. Diversified Banking Institutions	1.6%
AT&T, Inc. Telephone – Integrated	1.6%
Chevron Corp. Oil Companies – Integrated	1.3%

8.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

Janus Risk-Managed Funds | 37

INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Value Fund – Class A Shares

NAV	21.21%	15.06%	0.96%	0.96%	1.05%	1.00%

MOP	14.24%	8.39%	–0.23%	–0.23%

INTECH Risk-Managed Value Fund – Class C Shares

NAV	20.82%	14.24%	0.21%	0.21%	1.80%	1.75%

CDSC	19.62%	13.10%	0.21%	0.21%

INTECH Risk-Managed Value Fund – Class I Shares	21.41%	15.41%	1.19%	1.19%	0.77%	0.75%

INTECH Risk-Managed Value Fund – Class S Shares	21.10%	14.81%	0.71%	0.71%	1.27%	1.25%

INTECH Risk-Managed Value Fund – Class T Shares	21.45%	15.29%	0.75%	0.74%	1.00%	1.00%

Russell 1000® Value Index	21.74%	15.51%	1.28%	1.28%

Lipper Quartile – Class I Shares	–	2nd	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	–	171/345	122/244	122/244

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

38 | DECEMBER 31, 2010

(unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Risk-Managed Funds | 39

INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,213.70	$5.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,208.20	$10.13

Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,214.10	$4.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,211.00	$7.08

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,213.20	$5.80

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

†	Expenses are equal to the annualized expense ratio of 1.06% for Class A Shares, 1.82% for Class C Shares, 0.81% for Class I Shares, 1.27% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

40 | DECEMBER 31, 2010

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Common Stock – 99.4%
Advertising Agencies – 0%
700	Omnicom Group, Inc.	$32,060
Aerospace and Defense – 1.0%
7,600	Boeing Co.	495,976
300	Lockheed Martin Corp.	20,973
5,700	Northrop Grumman Corp.	369,246
2,200	Spirit Aerosystems Holdings, Inc.*	45,782
		931,977
Aerospace and Defense – Equipment – 0.5%
1,200	B.F. Goodrich Co.	105,684
3,300	BE Aerospace, Inc.*	122,199
2,900	United Technologies Corp.	228,288
		456,171
Agricultural Chemicals – 0.3%
1,523	CF Industries Holdings, Inc.	205,833
1,700	Intrepid Potash, Inc.*	63,393
		269,226
Agricultural Operations – 0.2%
5,900	Archer-Daniels-Midland Co.	177,472
800	Bunge, Ltd.	52,416
		229,888
Airlines – 0.2%
300	Copa Holdings S.A.	17,652
10,000	Southwest Airlines Co.	129,800
3,400	UAL Corp.*	80,988
		228,440
Apparel Manufacturers – 0%
500	VF Corp.	43,090
Applications Software – 0.8%
2,800	Compuware Corp.*	32,676
27,100	Microsoft Corp.	756,632
		789,308
Automotive – Truck Parts and Equipment – Original – 0.7%
6,200	Autoliv, Inc.	489,428
600	BorgWarner, Inc.*	43,416
400	Lear Corp.*	39,484
1,800	TRW Automotive Holdings Corp.*	94,860
		667,188
Batteries & Battery Systems – 0.2%
2,300	Energizer Holdings, Inc.*	167,670
Beverages – Non-Alcoholic – 1.8%
5,600	Coca-Cola Co.	368,312
8,500	Coca-Cola Enterprises, Inc.	212,755
7,900	Dr. Pepper Snapple Group, Inc.	277,764
600	Hansen Natural Corp.*	31,368
12,400	PepsiCo, Inc.	810,092
		1,700,291
Beverages – Wine and Spirits – 0.2%
1,800	Brown-Forman Corp. – Class B	125,316
2,500	Constellation Brands, Inc. – Class A*	55,375
		180,691
Brewery – 0.4%
6,900	Molson Coors Brewing Co. – Class B	346,311
Broadcast Services and Programming – 1.4%
10,000	Discovery Holding Co. – Class A*	417,000
5,800	Liberty Global, Inc. – Class A*	205,204
5,800	Liberty Media Corp. – Capital – Class A*	362,848
4,200	Liberty Media Corp. – Starz*	279,216
		1,264,268
Building – Heavy Construction – 0.1%
1,800	Chicago Bridge & Iron Co. N.V.*	59,220
Building – Residential and Commercial – 0.1%
2,100	D.R. Horton, Inc.	25,053
1,200	Lennar Corp. – Class A	22,500
900	Toll Brothers, Inc.*	17,100
		64,653
Cable Television – 1.7%
9,800	Cablevision Systems New York Group – Class A	331,632
27,950	Comcast Corp. – Class A	614,061
9,251	Time Warner Cable, Inc. – Class A	610,844
		1,556,537
Casino Hotels – 0%
1,700	MGM Mirage*	25,245
Cellular Telecommunications – 0.9%
11,800	MetroPCS Communications, Inc.*	149,034
4,400	N.I.I. Holdings, Inc.*	196,504
107,900	Sprint Nextel Corp.*	456,417
		801,955
Chemicals – Diversified – 1.2%
2,100	Dow Chemical Co.	71,694
9,400	E.I. du Pont de Nemours & Co.	468,872
1,400	FMC Corp.	111,846
2,900	Huntsman Corp.	45,269
5,200	PPG Industries, Inc.	437,164
		1,134,845
Chemicals – Specialty – 0.5%
1,100	Ashland, Inc.	55,946
2,800	Cabot Corp.	105,420
2,400	Cytec Industries, Inc.	127,344
2,200	Eastman Chemical Co.	184,976
600	Sigma-Aldrich Corp.	39,936
		513,622
Coal – 0.3%
600	Alpha Natural Resources, Inc.*	36,018
2,100	Arch Coal, Inc.	73,626
2,600	Peabody Energy Corp.	166,348
		275,992
Coatings and Paint Products – 0.3%
1,300	RPM International, Inc.	28,730
1,000	Sherwin-Williams Co.	83,750
4,400	Valspar Corp.	151,712
		264,192
Commercial Banks – 2.5%
7,800	Associated Banc-Corp.	118,170
1,300	Bank of Hawaii Corp.	61,373
4,700	BB&T Corp.	123,563
14,400	CapitalSource, Inc.	102,240
2,500	CIT Group, Inc.*	117,750
1,700	City National Corp.	104,312

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 41

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Commercial Banks – (continued)

2,880	Commerce Bancshares, Inc.	$114,423
3,700	Cullen/Frost Bankers, Inc.	226,144
900	East West Bancorp., Inc.	17,595
4,067	First Horizon National Corp.*	47,909
5,500	Fulton Financial Corp.	56,870
7,700	M&T Bank Corp.	670,285
37,097	Regions Financial Corp.	259,679
2,800	TCF Financial Corp.	41,468
7,900	Valley National Bancorp.	112,970
6,800	Zions Bancorp.	164,764
		2,339,515
Computers – Integrated Systems – 0.1%
9,300	Brocade Communications Systems, Inc.*	49,197
1,400	Diebold, Inc.	44,870
		94,067
Computers – Peripheral Equipment – 0.3%
7,100	Lexmark International, Inc. – Class A*	247,222
Consulting Services – 0%
400	Towers Watson & Co.	20,824
Consumer Products – Miscellaneous – 0.6%
600	Clorox Co.	37,968
2,000	Jarden Corp.	61,740
6,900	Kimberly-Clark Corp.	434,976
		534,684
Containers – Metal and Glass – 0.4%
3,300	Ball Corp.	224,565
2,200	Greif, Inc.	136,180
		360,745
Containers – Paper and Plastic – 0.2%
1,300	Bemis Co., Inc.	42,458
1,400	Sealed Air Corp.	35,630
2,100	Sonoco Products Co.	70,707
		148,795
Cosmetics and Toiletries – 1.2%
2,700	Alberto-Culver Co.	100,008
200	Colgate-Palmolive Co.	16,074
15,200	Procter & Gamble Co.	977,816
		1,093,898
Cruise Lines – 0.2%
1,900	Carnival Corp. (U.S. Shares)	87,609
2,600	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	122,200
		209,809
Data Processing and Management – 0.5%
1,000	Broadridge Financial Solutions, Inc.	21,930
15,300	Fidelity National Information Services, Inc.	419,067
1,200	Fiserv, Inc.*	70,272
		511,269
Distribution/Wholesale – 0.2%
2,900	Genuine Parts Co.	148,886
1,600	Wesco International, Inc.*	84,480
		233,366
Diversified Banking Institutions – 3.4%
47,305	Bank of America Corp.	631,049
89,700	Citigroup, Inc.*	424,281
3,000	Goldman Sachs Group, Inc.	504,480
35,800	JPMorgan Chase & Co.	1,518,636
2,300	Morgan Stanley	62,583
		3,141,029
Diversified Operations – 1.8%
2,000	Crane Co.	82,140
1,600	Danaher Corp.	75,472
1,300	Dover Corp.	75,985
1,100	Eaton Corp.	111,661
48,200	General Electric Co.	881,578
1,600	Ingersoll-Rand Co. – Class A	75,344
300	ITT Corp.	15,633
1,500	Leggett & Platt, Inc.	34,140
1,500	Leucadia National Corp.	43,770
600	Parker Hannifin Corp.	51,780
1,300	Trinity Industries, Inc.	34,593
5,600	Tyco International, Ltd. (U.S. Shares)	232,064
		1,714,160
E-Commerce/Services – 0.8%
4,000	eBay, Inc.*	111,320
17,600	Expedia, Inc.	441,584
3,600	IAC/InterActiveCorp*	103,320
6,800	Liberty Media Corp. – Interactive – Class A*	107,236
		763,460
Electric – Generation – 0.1%
5,100	AES Corp.*	62,118
Electric – Integrated – 8.9%
10,200	Allegheny Energy, Inc.	247,248
8,700	Alliant Energy Corp.	319,899
6,400	Ameren Corp.	180,416
10,700	American Electric Power Co., Inc.	384,986
11,100	CMS Energy Corp.	206,460
5,700	Consolidated Edison, Inc.	282,549
9,900	Dominion Resources, Inc.	422,928
800	DPL, Inc.	20,568
10,200	DTE Energy Co.	462,264
27,500	Duke Energy Corp.	489,775
3,200	Edison International	123,520
2,100	Entergy Corp.	148,743
800	Exelon Corp.	33,312
1,100	FirstEnergy Corp.	40,722
5,300	FPL Group, Inc.	275,547
3,300	Great Plains Energy, Inc.	63,987
4,700	Hawaiian Electric Industries, Inc.	107,113
6,400	Integrys Energy Group, Inc.	310,464
1,000	MDU Resources Group, Inc.	20,270
8,800	Northeast Utilities	280,544
4,300	NSTAR	181,417
5,300	OGE Energy Corp.	241,362
12,700	Pepco Holdings, Inc.	231,775
6,700	PG&E Corp.	320,528
6,900	Pinnacle West Capital Corp.	286,005
4,800	PPL Corp.	126,336
6,000	Progress Energy, Inc.	260,880
2,700	Public Service Enterprise Group, Inc.	85,887
4,900	SCANA Corp.	198,940
12,400	Sierra Pacific Resources	174,220
8,400	Southern Co.	321,132
42,900	TECO Energy, Inc.	763,620

See Notes to Schedules of Investments and Financial Statements.

42 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Electric – Integrated – (continued)

7,000	Westar Energy, Inc.	$176,120
4,100	Wisconsin Energy Corp.	241,326
9,600	Xcel Energy, Inc.	226,080
		8,256,943
Electric – Transmission – 0%
400	ITC Holdings Corp.	24,792
Electronic Components – Miscellaneous – 0.1%
1,700	Jabil Circuit, Inc.	34,153
2,800	Vishay Intertechnology, Inc.*	41,104
		75,257
Electronic Components – Semiconductors – 0.6%
11,600	Intel Corp.	243,948
1,500	MEMC Electronic Materials, Inc.*	16,890
8,300	Texas Instruments, Inc.	269,750
		530,588
Electronic Connectors – 0.1%
1,500	Thomas & Betts Corp.*	72,450
Electronic Design Automation – 0.1%
3,100	Synopsys, Inc.*	83,421
Energy – Alternate Sources – 0%
1,200	Covanta Holding Corp.*	20,628
Engineering – Research and Development Services – 0.3%
1,400	Fluor Corp.	92,764
4,000	KBR, Inc.	121,880
2,600	McDermott International, Inc. (U.S. Shares)*	53,794
		268,438
Enterprise Software/Services – 0.2%
1,500	CA, Inc.	36,660
32,000	Novell, Inc.*	189,440
		226,100
Entertainment Software – 0.1%
3,800	Activision Blizzard, Inc.	47,272
1,300	Electronic Arts, Inc.*	21,294
		68,566
Fiduciary Banks – 0.3%
9,724	Bank of New York Mellon Corp.	293,665
300	State Street Corp.	13,902
		307,567
Finance – Consumer Loans – 0.1%
7,900	SLM Corp.*	99,461
Finance – Credit Card – 0.3%
16,500	Discover Financial Services	305,745
Finance – Investment Bankers/Brokers – 0.4%
2,700	E*TRADE Financial Corp.*	43,200
6,300	Jefferies Group, Inc.	167,769
6,400	Raymond James Financial, Inc.	209,280
		420,249
Finance – Other Services – 0.1%
2,500	NYSE Euronext	74,950
Financial Guarantee Insurance – 0.3%
3,000	Assured Guaranty, Ltd.	53,100
18,900	MBIA, Inc.*	226,611
		279,711
Food – Baking – 0%
1,700	Flowers Foods, Inc.	45,747
Food – Confectionary – 0.6%
6,400	Hershey Co.	301,760
3,600	J.M. Smucker Co.	236,340
		538,100
Food – Dairy Products – 0%
2,200	Dean Foods Co.*	19,448
Food – Meat Products – 0.6%
5,600	Hormel Foods Corp.	287,056
15,900	Tyson Foods, Inc. – Class A	273,798
		560,854
Food – Miscellaneous/Diversified – 2.8%
6,600	Campbell Soup Co.	229,350
13,000	ConAgra Foods, Inc.	293,540
2,600	Corn Products International, Inc.	119,600
15,000	General Mills, Inc.	533,850
9,700	H.J. Heinz Co.	479,762
1,000	Kellogg Co.	51,080
16,352	Kraft Foods, Inc. – Class A	515,252
2,000	McCormick & Co., Inc.	93,060
15,300	Sara Lee Corp.	267,903
		2,583,397
Food – Retail – 0.1%
2,900	Kroger Co.	64,844
2,800	Safeway, Inc.	62,972
		127,816
Forestry – 0.2%
1,600	Plum Creek Timber Co., Inc.	59,920
4,640	Weyerhaeuser Co.	87,835
		147,755
Funeral Services and Related Items – 0.2%
19,900	Service Corp. International	164,175
Gas – Distribution – 1.8%
3,200	AGL Resources, Inc.	114,720
4,000	Atmos Energy Corp.	124,800
13,600	CenterPoint Energy, Inc.	213,792
900	Energen Corp.	43,434
1,000	National Fuel Gas Co.	65,620
25,200	NiSource, Inc.	444,024
10,900	Questar Corp.	189,769
2,800	Sempra Energy	146,944
4,000	Southern Union Co.	96,280
5,600	UGI Corp.	176,848
3,100	Vectren Corp.	78,678
		1,694,909
Gold Mining – 0.1%
1,600	Royal Gold, Inc.	87,408
Home Decoration Products – 0.1%
5,600	Newell Rubbermaid, Inc.	101,808
Hospital Beds and Equipment – 0.1%
1,500	Hill-Rom Holdings, Inc.	59,055
Hotels and Motels – 0.2%
1,000	Hyatt Hotels Corp.*	45,760
5,300	Wyndham Worldwide Corp.	158,788
		204,548

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 43

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Human Resources – 0%
400	Manpower, Inc.	$25,104
Independent Power Producer – 0.1%
9,600	Calpine Corp.*	128,064
Instruments – Scientific – 0.1%
2,000	PerkinElmer, Inc.	51,640
1,000	Thermo Fisher Scientific, Inc.*	55,360
		107,000
Insurance Brokers – 0.4%
4,400	Arthur J. Gallagher & Co.	127,952
5,400	Brown & Brown, Inc.	129,276
800	Erie Indemnity Co. – Class A	52,376
2,800	Marsh & McLennan Cos., Inc.	76,552
		386,156
Internet Security – 0%
1,600	Symantec Corp.*	26,784
Investment Companies – 0.5%
29,200	Ares Capital Corp.	481,216
Investment Management and Advisory Services – 0.5%
5,300	Ameriprise Financial, Inc.	305,015
200	BlackRock, Inc.	38,116
1,000	Federated Investors, Inc. – Class B	26,170
3,500	INVESCO, Ltd.	84,210
		453,511
Life and Health Insurance – 1.1%
1,900	AFLAC, Inc.	107,217
1,500	Principal Financial Group, Inc.	48,840
7,200	Protective Life Corp.	191,808
3,300	Prudential Financial, Inc.	193,743
4,600	Torchmark Corp.	274,804
8,100	Unum Group	196,182
		1,012,594
Linen Supply & Related Items – 0.1%
2,400	Cintas Corp.	67,104
Machine Tools and Related Products – 0%
400	Kennametal, Inc.	15,784
Machinery – Construction and Mining – 0%
900	Terex Corp.*	27,936
Machinery – Electrical – 0%
300	Regal-Beloit Corp.	20,028
Machinery – Farm – 0.4%
2,700	AGCO Corp.*	136,782
3,400	Deere & Co.	282,370
		419,152
Machinery – General Industrial – 0.2%
1,300	Babcock & Wilcox Co.*	33,267
400	Gardner Denver, Inc.	27,528
700	IDEX Corp.	27,384
1,400	Wabtec Corp.	74,046
		162,225
Machinery – Print Trade – 0.1%
1,800	Zebra Technologies Corp.*	68,382
Machinery – Pumps – 0%
300	Flowserve Corp.	35,766
Medical – Biomedical and Genetic – 1.5%
12,200	Amgen, Inc.*	669,780
3,400	Biogen Idec, Inc.*	227,970
6,500	Genzyme Corp.*	462,800
		1,360,550
Medical – Drugs – 3.0%
2,200	Abbott Laboratories	105,402
15,800	Bristol-Myers Squibb Co.	418,384
400	Cephalon, Inc.*	24,688
5,300	Eli Lilly & Co.	185,712
6,200	Endo Pharmaceuticals Holdings, Inc.*	221,402
2,500	Forest Laboratories, Inc.*	79,950
21,775	Merck & Co., Inc.	784,771
56,371	Pfizer, Inc.	987,056
		2,807,365
Medical – Generic Drugs – 0.3%
4,600	Watson Pharmaceuticals, Inc.*	237,590
Medical – HMO – 1.0%
1,500	Aetna, Inc.	45,765
3,400	CIGNA Corp.	124,644
9,100	Health Net, Inc.*	248,339
4,600	Humana, Inc.*	251,804
3,900	UnitedHealth Group, Inc.	140,829
1,500	WellPoint, Inc.*	85,290
		896,671
Medical – Hospitals – 0.2%
1,400	LifePoint Hospitals, Inc.*	51,450
3,600	Universal Health Services, Inc. – Class B	156,312
		207,762
Medical – Wholesale Drug Distributors – 1.0%
11,500	Cardinal Health, Inc.	440,565
6,900	McKesson Corp.	485,622
		926,187
Medical Products – 1.4%
1,200	Baxter International, Inc.	60,744
1,000	Cooper Cos., Inc.	56,340
15,500	Johnson & Johnson	958,675
1,500	Teleflex, Inc.	80,715
2,100	Zimmer Holdings, Inc.*	112,728
		1,269,202
Metal – Aluminum – 0%
2,400	Alcoa, Inc.	36,936
Metal Processors and Fabricators – 0.1%
1,400	Timken Co.	66,822
Miscellaneous Manufacturing – 0.2%
3,800	Aptargroup, Inc.	180,766
Multi-Line Insurance – 3.1%
3,700	ACE, Ltd. (U.S. Shares)	230,325
5,400	Allstate Corp.	172,152
7,600	American Financial Group, Inc.	245,404
6,100	American International Group, Inc.*	351,482
12,200	Assurant, Inc.	469,944
4,700	Cincinnati Financial Corp.	148,943
1,500	Genworth Financial, Inc. – Class A*	19,710
2,400	Hartford Financial Services Group, Inc.	63,576
16,400	Loews Corp.	638,124
4,400	MetLife, Inc.	195,536

See Notes to Schedules of Investments and Financial Statements.

44 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Multi-Line Insurance – (continued)

14,200	Old Republic International Corp.	$193,546
7,200	XL Capital, Ltd.	157,104
		2,885,846
Multimedia – 2.1%
2,600	McGraw-Hill Cos., Inc.	94,666
10,100	News Corp. – Class A	147,056
3,300	Thomson Reuters Corp.	122,991
10,400	Time Warner, Inc.	334,568
13,000	Viacom, Inc. – Class B	514,930
18,900	Walt Disney Co.	708,939
		1,923,150
Non-Hazardous Waste Disposal – 0.3%
4,800	Republic Services, Inc.	143,328
2,700	Waste Connections, Inc.	74,331
2,600	Waste Management, Inc.	95,862
		313,521
Office Automation and Equipment – 0.1%
700	Pitney Bowes, Inc.	16,926
7,483	Xerox Corp.	86,204
		103,130
Office Supplies and Forms – 0%
1,100	Avery Dennison Corp.	46,574
Oil – Field Services – 0.5%
700	Oceaneering International, Inc.*	51,541
700	Oil States International, Inc.*	44,863
2,729	Schlumberger, Ltd. (U.S. Shares)	227,871
3,400	Superior Energy Services, Inc.*	118,966
2,600	Weatherford International, Ltd.*	59,280
		502,521
Oil and Gas Drilling – 0.4%
500	Atwood Oceanics, Inc.*	18,685
300	Diamond Offshore Drilling, Inc.	20,061
500	Helmerich & Payne, Inc.	24,240
5,100	Patterson-UTI Energy, Inc.	109,905
4,100	Pride International, Inc.*	135,300
2,600	Rowan Cos., Inc.*	90,766
		398,957
Oil Companies – Exploration and Production – 2.9%
3,000	Anadarko Petroleum Corp.	228,480
1,524	Apache Corp.	181,706
4,200	Denbury Resources, Inc.*	80,178
800	Devon Energy Corp.	62,808
1,200	Forest Oil Corp.*	45,564
300	Newfield Exploration Co.*	21,633
1,800	Noble Energy, Inc.	154,944
9,200	Occidental Petroleum Corp.	902,520
5,100	Pioneer Natural Resources Co.	442,782
1,800	Plains Exploration & Production Co.*	57,852
2,100	QEP Resources, Inc.	76,251
1,000	SM Energy Co.	58,930
3,500	Whitting Petroleum Corp.*	410,165
		2,723,813
Oil Companies – Integrated – 4.8%
13,800	Chevron Corp.	1,259,250
13,793	ConocoPhillips	939,303
27,429	Exxon Mobil Corp.	2,005,609
1,400	Hess Corp.	107,156
2,500	Marathon Oil Corp.	92,575
1,000	Murphy Oil Corp.	74,550
		4,478,443
Oil Field Machinery and Equipment – 0.2%
1,400	Cameron International Corp.*	71,022
600	Dresser-Rand Group, Inc.*	25,554
1,600	National Oilwell Varco, Inc.	107,600
		204,176
Oil Refining and Marketing – 0.6%
1,300	Frontier Oil Corp.*	23,413
10,100	Sunoco, Inc.	407,131
3,400	Tesoro Corp.*	63,036
1,600	Valero Energy Corp.	36,992
		530,572
Paper and Related Products – 0.3%
1,000	Domtar Corp. (U.S. Shares)	75,920
700	MeadWestvaco Corp.	18,312
2,800	Rayonier, Inc.	147,056
		241,288
Pipelines – 0.5%
6,500	El Paso Corp.	89,440
3,300	Oneok, Inc.	183,051
6,200	Spectra Energy Corp.	154,938
		427,429
Power Converters and Power Supply Equipment – 0.1%
600	Hubbell, Inc. – Class A	36,078
1,900	SunPower Corp. – Class A*	24,377
		60,455
Private Corrections – 0.2%
6,200	Corrections Corp. of America*	155,372
Property and Casualty Insurance – 2.4%
600	Alleghany Corp.*	183,822
2,000	Arch Capital Group, Ltd.*	176,100
6,200	Chubb Corp.	369,768
11,800	Fidelity National Financial, Inc. – Class A	161,424
1,800	Hanover Insurance Group, Inc.	84,096
1,300	HCC Insurance Holdings, Inc.	37,622
300	Markel Corp.*	113,439
25,900	Progressive Corp.	514,633
9,100	Travelers Cos., Inc.	506,961
5,000	W. R. Berkley Corp.	136,900
		2,284,765
Racetracks – 0.1%
2,000	Penn National Gaming, Inc.*	70,300
Real Estate Operating/Development – 0%
1,700	Forest City Enterprises, Inc. – Class A*	28,373
186	Howard Hughes Corp.*	10,122
		38,495
Reinsurance – 3.3%
3,100	Allied World Assurance Co. Holdings, Ltd.	184,264
4,700	Aspen Insurance Holdings, Ltd.	134,514
2,500	Axis Capital Holdings, Ltd.	89,700
25,000	Berkshire Hathaway, Inc. – Class B*	2,002,750
1,600	Endurance Specialty Holdings, Ltd.	73,712

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 45

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Reinsurance – (continued)

1,400	Everest Re Group, Ltd.	$118,748
2,000	PartnerRe, Ltd.	160,700
1,900	Reinsurance Group of America, Inc.	102,049
1,400	RenaissanceRe Holdings, Ltd.	89,166
900	Transatlantic Holdings, Inc.	46,458
1,100	Validus Holdings, Ltd.	33,671
		3,035,732
REIT – Apartments – 1.7%
4,700	Apartment Investment & Management Co. – Class A	121,448
2,312	Avalonbay Communities, Inc.	260,216
3,300	BRE Properties, Inc. – Class A	143,550
1,200	Camden Property Trust	64,776
12,000	Equity Residential	623,400
1,300	Essex Property Trust, Inc.	148,486
10,400	UDR, Inc.	244,608
		1,606,484
REIT – Diversified – 0.3%
400	Digital Realty Trust, Inc.	20,616
3,200	Vornado Realty Trust	266,656
		287,272
REIT – Health Care – 1.3%
5,800	HCP, Inc.	213,382
3,800	Heath Care REIT, Inc.	181,032
6,200	Nationwide Health Properties, Inc.	225,556
7,300	Senior Housing Property Trust	160,162
8,400	Ventas, Inc.	440,832
		1,220,964
REIT – Hotels – 0.2%
700	Hospitality Properties Trust	16,128
9,057	Host Hotels & Resorts, Inc.	161,849
		177,977
REIT – Mortgage – 0.6%
24,300	Annaly Mortgage Management, Inc.	435,456
28,600	Chimera Investment Corp.	117,546
		553,002
REIT – Office Property – 0.8%
1,300	Alexandria Real Estate Equities, Inc.	95,238
3,800	Boston Properties, Inc.	327,180
2,200	Brandywine Realty Trust, Inc.	25,630
9,400	Douglas Emmett, Inc.	156,040
1,900	SL Green Realty Corp.	128,269
		732,357
REIT – Regional Malls – 0.6%
1,900	General Growth Properties, Inc.	29,412
2,849	Macerich Co.	134,957
2,423	Simon Property Group, Inc.	241,064
2,200	Taubman Centers, Inc.	111,056
		516,489
REIT – Shopping Centers – 0.3%
1,800	Developers Diversified Realty Corp.	25,362
1,800	Federal Realty Investment Trust	140,274
3,100	Kimco Realty Corp.	55,924
1,500	Regency Centers Corp.	63,360
1,000	Weingarten Realty Investors	23,760
		308,680
REIT – Single Tenant – 0.2%
4,600	Realty Income Corp.	157,320
REIT – Storage – 0.1%
900	Public Storage	91,278
REIT – Warehouse and Industrial – 0.1%
3,700	ProLogis	53,428
Retail – Apparel and Shoe – 0.1%
4,900	American Eagle Outfitters, Inc.	71,687
2,700	Foot Locker, Inc.	52,974
		124,661
Retail – Automobile – 0.1%
3,300	AutoNation, Inc.*	93,060
Retail – Computer Equipment – 0%
1,200	GameStop Corp. – Class A*	27,456
Retail – Consumer Electronics – 0.1%
3,200	RadioShack Corp.	59,168
Retail – Discount – 0.8%
3,400	BJ’s Wholesale Club, Inc.*	162,860
10,100	Wal-Mart Stores, Inc.	544,693
		707,553
Retail – Drug Store – 0.2%
2,600	CVS Caremark Corp.	90,402
2,000	Walgreen Co.	77,920
		168,322
Retail – Jewelry – 0.1%
2,100	Signet Jewelers, Ltd.*	91,140
Retail – Major Department Stores – 0%
1,200	JC Penney Co., Inc.	38,772
Retail – Regional Department Stores – 0.1%
3,500	Macy’s, Inc.	88,550
Retirement and Aged Care – 0%
1,300	Brookdale Senior Living, Inc.*	27,833
Savings/Loan/Thrifts – 0.8%
8,300	Hudson City Bancorp., Inc.	105,742
34,600	New York Community Bancorp., Inc.	652,210
		757,952
Semiconductor Components/Integrated Circuits – 0%
2,800	Atmel Corp.*	34,496
Semiconductor Equipment – 0.2%
5,800	KLA-Tencor Corp.	224,112
Super-Regional Banks – 3.1%
5,100	Capital One Financial Corp.	217,056
7,600	Comerica, Inc.	321,024
11,300	Fifth Third Bancorp.	165,884
19,900	Huntington Bancshares, Inc.	136,713
26,200	Keycorp	231,870
9,783	PNC Financial Services Group, Inc.	594,024
3,500	SunTrust Banks, Inc.	103,285

See Notes to Schedules of Investments and Financial Statements.

46 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares		Value

Super-Regional Banks – (continued)

22,700	U.S. Bancorp.	$612,219
17,861	Wells Fargo & Co.	553,512
		2,935,587
Telecommunication Equipment – 0.1%
1,600	CommScope, Inc.*	49,952
2,800	Tellabs, Inc.	18,984
		68,936
Telecommunication Equipment – Fiber Optics – 0.1%
3,200	Corning, Inc.	61,824
Telecommunication Services – 0.6%
1,600	Amdocs, Ltd. (U.S. Shares)*	43,952
19,200	Virgin Media, Inc.	523,008
		566,960
Telephone – Integrated – 4.3%
50,110	AT&T, Inc.	1,472,232
14,832	CenturyLink, Inc.	684,794
12,795	Frontier Communications Corp.	124,495
120,100	Qwest Communications International, Inc.	913,961
13,944	Verizon Communications, Inc.	498,916
21,200	Windstream Corp.	295,528
		3,989,926
Television – 0.1%
4,200	CBS Corp. – Class B	80,010
Tobacco – 1.6%
20,100	Altria Group, Inc.	494,862
900	Lorillard, Inc.	73,854
3,700	Philip Morris International, Inc.	216,561
21,100	Reynolds American, Inc.	688,282
		1,473,559
Tools – Hand Held – 0.6%
1,200	Snap-On, Inc.	67,896
7,555	Stanley Works	505,203
		573,099
Toys – 0.1%
5,300	Mattel, Inc.	134,779
Transportation – Marine – 0.1%
1,500	Alexander & Baldwin, Inc.	60,045
900	Kirby Corp.*	39,645
300	Tidewater, Inc.	16,152
		115,842
Transportation – Railroad – 0.7%
2,200	CSX Corp.	142,142
1,500	Norfolk Southern Corp.	94,230
4,100	Union Pacific Corp.	379,906
		616,278
Transportation – Services – 0%
400	FedEx Corp.	37,204
Vitamins and Nutrition Products – 0.4%
5,400	Mead Johnson Nutrition Co. – Class A	336,150
Water – 0.4%
6,000	American Water Works Co., Inc.	151,740
9,400	Aqua America, Inc.	211,312
		363,052
Web Portals/Internet Service Providers – 0.1%
2,300	AOL, Inc.*	54,533
Wireless Equipment – 0.4%
36,300	Motorola, Inc.*	329,241
X-Ray Equipment – 0.1%
2,900	Hologic, Inc.*	54,578

Total Common Stock (cost $77,928,659)		92,718,767

Money Market – 6.0%
5,578,794	Janus Cash Liquidity Fund LLC, 0% (cost $5,578,794)	5,578,794

Total Investments (total cost $83,507,453) – 105.4%		98,297,561

Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(5,010,289)

Net Assets – 100%		$93,287,272

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,157,177	1.2%
Canada	122,991	0.1%
Guernsey	43,952	0.1%
Ireland	232,448	0.2%
Liberia	122,200	0.1%
Netherlands	59,220	0.1%
Netherlands Antilles	227,871	0.2%
Panama	159,055	0.2%
Switzerland	705,933	0.7%
United States††	95,466,714	97.1%

Total	$98,297,561	100.0%

††	Includes Cash Equivalents (91.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 47

Statements of Assets and Liabilities

	INTECH	INTECH	INTECH	INTECH
As of December 31, 2010 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Assets:
Investments at cost	$249,085	$267,736	$6,728	$83,507
Unaffiliated investments at value	$299,680	$333,963	$7,787	$92,719
Affiliated investments at value	1,179	–	149	5,579
Cash	57	–	–	49
Receivables:
Investments sold	–	8,122	603	–
Fund shares sold	257	47	–	–
Dividends	352	305	8	156
Foreign dividend tax reclaim	–	1	4	–
Due from adviser	–	–	49	–
Non-interested Trustees’ deferred compensation	8	9	–	3
Other assets	3	9	11	1
Total Assets	301,536	342,456	8,611	98,507
Liabilities:
Payables:
Due to custodian	–	1,758	–	–
Investments purchased	203	4,971	700	5,023
Fund shares repurchased	240	173	–	84
Dividends	2	1	–	–
Advisory fees	132	157	4	25
Administrative services fees	31	3	1	–
Distribution fees and shareholder servicing fees	9	8	3	1
Administrative, networking and omnibus fees	17	–	–	7
Non-interested Trustees’ fees and expenses	2	4	–	–
Non-interested Trustees’ deferred compensation fees	8	9	–	3
Accrued expenses and other payables	289	97	98	77
Total Liabilities	933	7,181	806	5,220
Net Assets	$300,603	$335,275	$7,805	$93,287

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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49

Statements of Assets and Liabilities (continued)

	INTECH	INTECH	INTECH	INTECH
As of December 31, 2010 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$331,814	$548,317	$10,075	$97,122
Undistributed net investment income*	34	72	14	313
Undistributed net realized loss from investment and foreign currency transactions*	(83,019)	(279,342)	(3,490)	(18,938)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	51,774	66,228	1,206	14,790
Total Net Assets	$300,603	$335,275	$7,805	$93,287
Net Assets - Class A Shares	$13,583	$8,326	$2,129	$4,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,033	644	276	494
Net Asset Value Per Share(1)	$13.14	$12.93	$7.72	$9.42
Maximum Offering Price Per Share(2)	$13.94	$13.72	$8.19	$9.99
Net Assets - Class C Shares	$6,617	$4,188	$2,086	$456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	503	334	270	49
Net Asset Value Per Share(1)	$13.15	$12.52	$7.72	$9.38
Net Assets - Class D Shares	$157,247	$ N/A	$ N/A	$ N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,970	N/A	N/A	N/A
Net Asset Value Per Share	$13.14	$ N/A	$ N/A	$ N/A
Net Assets - Class I Shares	$52,385	$309,546	$1,478	$87,879
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,988	24,126	192	9,298
Net Asset Value Per Share	$13.14	$12.83	$7.69	$9.45
Net Assets - Class S Shares	$4,457	$13,177	$2,086	$259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	339	1,022	270	27
Net Asset Value Per Share	$13.14	$12.90	$7.72	$9.42
Net Assets - Class T Shares	$66,314	$38	$26	$40
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,047	3	3	4
Net Asset Value Per Share	$13.14	$12.83	$7.71	$9.43

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

50 | DECEMBER 31, 2010

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51

Statements of Operations

	INTECH	INTECH	INTECH	INTECH
For the six-month period ended December 31, 2010 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands)	Core Fund	Growth Fund	International Fund	Value Fund

Investment Income:
Interest	$–	$–	$–	$–
Dividends	2,853	2,976	65	1,025
Dividends from affiliates	1	2	–	1
Foreign tax withheld	–	(1)	(2)	–
Total Investment Income	2,854	2,977	63	1,026
Expenses:
Advisory fees	761	934	20	201
Shareholder reports expense	120	94	1	12
Transfer agent fees and expenses	181	33	2	26
Registration fees	57	47	35	49
Custodian fees	3	4	47	1
Professional fees	20	19	18	20
Non-interested Trustees’ fees and expenses	5	4	–	2
Administrative services fees - Class D Shares	89	N/A	N/A	N/A
Administrative services fees - Class S Shares	5	19	2	–
Administrative services fees - Class T Shares	79	–	–	–
Distribution fees and shareholder servicing fees - Class A Shares	16	13	3	5
Distribution fees and shareholder servicing fees - Class C Shares	33	21	10	2
Distribution fees and shareholder servicing fees - Class S Shares	5	19	2	–
Administrative, networking and omnibus fees - Class A Shares	2	3	–	1
Administrative, networking and omnibus fees - Class C Shares	5	17	–	–
Administrative, networking and omnibus fees - Class I Shares	15	1	–	7
Other expenses	10	16	7	8
Total Expenses	1,406	1,244	147	334
Expense and Fee Offset	–	(1)	–	–
Net Expenses	1,406	1,243	147	334
Less: Excess Expense Reimbursement	–	(11)	(103)	(2)
Net Expenses after Expense Reimbursement	1,406	1,232	44	332
Net Investment Income	1,448	1,745	19	694
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	8,752	23,273	280	1,020
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	49,487	53,250	1,358	13,605
Net Gain on Investments	58,239	76,523	1,638	14,625
Net Increase in Net Assets Resulting from Operations	$59,687	$78,268	$1,657	$15,319

See Notes to Financial Statements.

52 | DECEMBER 31, 2010

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53

Statements of Changes in Net Assets

For the six-month period ended December 31, 2010 (unaudited), the eight- or
eleven-month fiscal period ended June 30, 2010 and the fiscal year ended October	INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed
31, 2009 or July 31, 2009	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)

Operations:
Net investment income	$1,448	$2,354	$4,162	$1,745	$7,196	$11,631	$19	$124	$174	$694	$1,019	$1,546
Net realized gain/(loss) from investment and foreign currency transactions	8,752	30,854	(65,969)	23,273	154,479	(387,878)	280	350	(3,164)	1,020	6,273	(22,217)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	49,487	(24,138)	81,333	53,250	(64,786)	59,718	1,358	(692)	817	13,605	(2,440)	7,995
Net Increase/(Decrease) in Net Assets Resulting from Operations	59,687	9,070	19,526	78,268	96,889	(316,529)	1,657	(218)	(2,173)	15,319	4,852	(12,676)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(98)	(77)	–	(80)	(105)	(227)	(30)	(16)	(71)	(52)	(19)	(77)
Class C Shares	(6)	(16)	–	–	(9)	(10)	(30)	(15)	(57)	(3)	(1)	(8)
Class D Shares	(1,637)	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(597)	(382)	–	(3,799)	(5,810)	(15,766)	(21)	(21)	(89)	(1,105)	(373)	(2,447)
Class S Shares	(31)	(28)	–	(98)	(78)	(293)	(30)	(16)	(63)	(2)	(1)	(8)
Class T Shares	(636)	(1,549)	(6,726)	(1)	–	–	–	–	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,005)	(2,052)	(6,726)	(3,978)	(6,002)	(16,296)	(111)	(68)	(280)	(1,162)	(394)	(2,540)
Capital Share Transactions:
Shares Sold
Class A Shares	2,078	1,241	578	732	2,226	4,008	–	6	81	615	838	2,561
Class C Shares	112	237	264	52	302	626	2	9	2	95	49	45
Class D Shares	4,723	4,360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	4,209	16,077	4,786	16,680	72,041	182,131	117	384	463	9,440	10,476	19,227
Class R Shares	N/A	N/A	N/A	N/A	N/A	17	N/A	N/A	N/A	N/A	N/A	20
Class S Shares	289	882	217	839	1,941	7,801	–	–	–	–	–	–
Class T Shares	3,820	7,483	22,565	20	13	1	12	10	1	–	32	1
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	143,369	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	16,855	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	8,098	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	47,224	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	4,376	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redemption Fees
Class C Shares	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	1	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	3	4	5	–	–	–	–	–	–
Class S Shares	–	–	–	–	2	4	–	–	–	–	–	–
Class T Shares	–	5	11	–	–	–	–	–	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	91	73	–	77	98	200	30	16	70	52	19	72
Class C Shares	2	7	–	–	5	5	30	15	56	2	1	8
Class D Shares	1,620	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	434	268	–	2,862	5,514	14,966	21	21	89	1,070	373	2,356
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6
Class S Shares	31	27	–	97	78	292	29	16	63	2	1	7
Class T Shares	622	1,531	6,625	–	–	–	–	–	–	–	–	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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55

Statements of Changes in Net Assets (continued)

For the six-month period ended December 31, 2010 (unaudited), the eight- or
eleven-month fiscal period ended June 30, 2010 and the fiscal year ended October	INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed
31, 2009 or July 31, 2009	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)

Shares Repurchased
Class A Shares	(2,088)	(3,629)	(3,738)	(6,587)	(10,113)	(12,484)	(9)	(70)	(29)	(482)	(827)	(605)
Class C Shares	(1,303)	(1,959)	(1,465)	(652)	(1,652)	(2,295)	–	(11)	(1)	(40)	(18)	(29)
Class D Shares	(13,963)	(9,744)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(12,999)	(12,651)	(11,908)	(157,404)	(592,968)	(309,349)	(131)	(1,586)	(147)	(2,032)	(8,563)	(9,925)
Class R Shares	N/A	N/A	N/A	N/A	N/A	(208)(5)	N/A	N/A	N/A	N/A	N/A	(433)(6)
Class S Shares	(601)	(1,717)	(1,920)	(6,620)	(8,027)	(40,543)	–	–	–	–	–	–
Class T Shares	(9,539)	(37,360)	(58,072)	–	–	–	–	–	–	–	–	–
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(143,369)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(22,461)	(34,867)	34,496	(149,901)	(530,536)	(154,823)	101	(1,190)	648	8,722	2,381	13,311
Net Increase/(Decrease) in Net Assets	34,221	(27,849)	47,296	(75,611)	(439,649)	(487,648)	1,647	(1,476)	(1,805)	22,879	6,839	(1,905)
Net Assets:
Beginning of period	266,382	294,231	246,935	410,886	850,535	1,338,183	6,158	7,634	9,439	70,408	63,569	65,474
End of period	$300,603	$266,382	$294,231	$335,275	$410,886	$850,535	$7,805	$6,158	$7,634	$93,287	$70,408	$63,569

Undistributed Net Investment Income*	$34	$1,591	$1,290	$72	$2,305	$1,111	$14	$106	$36	$313	$781	$156

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	A liquidation of Class R Shares occurred at the close of business of March 31, 2009.
(6)	A liquidation of Class R Shares occurred at the close of business of March 25, 2009.

See Notes to Financial Statements.

56 | DECEMBER 31, 2010

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57

Financial Highlights

Class A Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eight-month fiscal period ended June 30, 2010	Core Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	.05	.07	.05
Net gain/(loss) on investments (both realized and unrealized)	2.46	.16	1.25
Total from Investment Operations	2.51	.23	1.30
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.07)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.09)	(.07)	–
Net Asset Value, End of Period	$13.14	$10.72	$10.56
Total Return**	23.45%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$13,583	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$12,428	$12,844	$14,686
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	1.06%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.09%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.93%	0.85%	1.20%
Portfolio Turnover Rate***	100%	120%	111%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2010 (unaudited), the eleven-month fiscal
period ended June 30, 2010 and each fiscal year or period	INTECH Risk-Managed Growth Fund
ended July 31	2010	2010(4)	2009	2008	2007	2006	2005(5)(6)

Net Asset Value, Beginning of Period	$10.52	$9.80	$12.88	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income	.19	.14	.14	.09	.06	.06	–
Net gain/(loss) on investments (both realized and unrealized)	2.34	.64	(3.11)	(.94)	1.62	.08	1.64
Total from Investment Operations	2.53	.78	(2.97)	(.85)	1.68	.14	1.64
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.06)	(.11)	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)	(.88)
Total Distributions and Other	(.12)	(.06)	(.11)	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$12.93	$10.52	$9.80	$12.88	$14.45	$12.81	$13.32
Total Return**	24.09%	7.97%	(22.92)%	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$8,326	$11,914	$18,215	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$10,259	$17,116	$20,041	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(3)	0.92%	0.90%	0.82%	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.92%	0.90%	0.82%	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.68%	0.71%	1.01%	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	85%	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from September 30, 2004 (inception date) through July 31, 2005.
(6)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

58 | DECEMBER 31, 2010

Class A Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.16	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income	.02	.13	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	1.65	(.47)	(2.31)	(1.01)	(.15)
Total from Investment Operations	1.67	(.34)	(2.15)	(.81)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.11)	(.06)	(.26)	(.15)	–
Net Asset Value, End of Period	$7.72	$6.16	$6.56	$8.97	$9.93
Total Return**	27.16%	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,129	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,953	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(3)	1.16%	0.74%(4)	0.64%(4)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	1.16%	0.73%(4)	0.64%(4)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.61%	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	137%	130%	115%	105%	140%

Class A Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.85	$7.36	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income	.07	.10	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	1.61	.43	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	1.68	.53	(2.20)	(1.44)	1.21	.64
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.04)	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions and Other	(.11)	(.04)	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$9.42	$7.85	$7.36	$9.88	$11.68	$10.64
Total Return**	21.37%	7.21%	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$4,653	$3,694	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$4,331	$3,815	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.49%	1.26%	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	88%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.26% and 1.25%, respectively, in 2010 and 0.93% and 0.93%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 59

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eight-month fiscal period ended June 30, 2010	Core Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	2.44	.16	1.26
Total from Investment Operations	2.45	.19	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.01)	(.02)	–
Net Asset Value, End of Period	$13.15	$10.71	$10.54
Total Return**	22.89%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$6,617	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$6,598	$7,678	$8,527
Ratio of Gross Expenses to Average Net Assets***(3)	1.93%	1.56%	1.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.93%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.35%	0.44%
Portfolio Turnover Rate***	100%	120%	111%

Class C Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2010	2010(4)	2009	2008	2007(5)	2006	2005

Net Asset Value, Beginning of Period	$10.15	$9.50	$12.45	$14.03	$12.51	$13.10	$12.14
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.14)	(.05)	(.11)	(.01)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	2.46	.81	(2.88)	(.83)	1.53	.04	1.82
Total from Investment Operations	2.37	.67	(2.93)	(.94)	1.52	.04	1.84
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)	(.88)
Redemption fees	–	–(6)	–	–	–	–	–
Total Distributions and Other	–	(.02)	(.02)	(.64)	–	(.63)	(.88)
Net Asset Value, End of Period	$12.52	$10.15	$9.50	$12.45	$14.03	$12.51	$13.10
Total Return**	23.35%	7.05%	(23.53)%	(7.31)%	12.15%	0.11%	15.44%
Net Assets, End of Period (in thousands)	$4,188	$3,928	$4,921	$8,767	$15,250	$12,131	$10,170
Average Net Assets for the Period (in thousands)	$4,090	$4,571	$5,469	$12,982	$14,549	$10,135	$6,173
Ratio of Gross Expenses to Average Net Assets***(3)	1.91%	1.93%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.91%	1.93%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	(0.32)%	0.21%	(0.25)%	(0.22)%	(0.16)%	(0.39)%
Portfolio Turnover Rate***	85%	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Certain prior year amounts have been reclassified to conform with current year presentation.
(6)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

60 | DECEMBER 31, 2010

Class C Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.17	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income	.01	.13	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	1.65	(.47)	(2.30)	(1.01)	(.15)
Total from Investment Operations	1.66	(.34)	(2.14)	(.88)	(.09)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.11)	(.06)	(.22)	(.10)	–
Net Asset Value, End of Period	$7.72	$6.17	$6.57	$8.93	$9.91
Total Return**	26.95%	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$2,086	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,911	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	1.44%	0.73%(4)	0.70%(4)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.44%	0.73%(4)	0.69%(4)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets***	0.32%	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	137%	130%	115%	105%	140%

Class C Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.81	$7.35	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income	.02	.03	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	1.61	.45	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	1.63	.48	(2.22)	(1.52)	1.12	.60
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.02)	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions and Other	(.06)	(.02)	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$9.38	$7.81	$7.35	$9.78	$11.61	$10.60
Total Return**	20.82%	6.51%	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$456	$330	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$375	$324	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.82%	1.76%	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.82%	1.76%	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.76%	0.51%	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	88%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.00% and 2.00%, respectively, in 2010 and 1.68% and 1.68%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 61

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month	INTECH Risk-
period ended December 31, 2010	Managed Core Fund
(unaudited) and the fiscal period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$10.74	$10.95
Income from Investment Operations:
Net investment income	.07	.05
Net gain/(loss) on investments (both realized and unrealized)	2.47	(.26)
Total from Investment Operations	2.54	(.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.14)	–
Net Asset Value, End of Period	$13.14	$10.74
Total Return**	23.64%	(1.92)%
Net Assets, End of Period (in thousands)	$157,247	$135,712
Average Net Assets for the Period (in thousands)	$146,218	$150,392
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.05%	1.22%
Portfolio Turnover Rate***	100%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

62 | DECEMBER 31, 2010

Class I Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eight-month fiscal period ended June 30, 2010	Core Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	.09	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	2.45	.16	1.26
Total from Investment Operations	2.54	.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.09)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	(.15)	(.09)	–
Net Asset Value, End of Period	$13.14	$10.75	$10.57
Total Return**	23.64%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$52,385	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$52,096	$51,959	$49,319
Ratio of Gross Expenses to Average Net Assets***(4)	0.83%	0.53%	0.80%
Ratio of Net Expenses to Average Net Assets***(4)	0.83%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.15%	1.37%	1.49%
Portfolio Turnover Rate***	100%	120%	111%

Class I Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2010	2010(5)	2009	2008	2007	2006(6)

Net Asset Value, Beginning of Period	$10.45	$9.72	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income	.09	.12	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	2.45	.69	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	2.54	.81	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.08)	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)
Redemption fees	–(3)	–(3)	–(3)	–	–(3)	–
Total Distributions and Other	(.16)	(.08)	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$12.83	$10.45	$9.72	$12.84	$14.40	$12.76
Total Return**	24.27%	8.29%	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$309,546	$379,401	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$340,556	$768,204	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(4)	0.62%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(4)	0.62%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.98%	1.00%	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	85%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 63

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.14	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income	.03	.13	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	1.63	(.48)	(2.30)	(1.01)	(.16)
Total from Investment Operations	1.66	(.35)	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–(3)	–	–	–
Total Distributions and Other	(.11)	(.06)	(.28)	(.16)	–
Net Asset Value, End of Period	$7.69	$6.14	$6.55	$8.98	$9.93
Total Return**	27.09%	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,478	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$1,331	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%	1.00%	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	1.05%	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets***	0.70%	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	137%	130%	115%	105%	140%

Class I Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.89	$7.37	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income	.07	.11	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	1.62	.45	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	1.69	.56	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.04)	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Redemption fees	–	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(.13)	(.04)	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$9.45	$7.89	$7.37	$9.91	$11.70	$10.66
Total Return**	21.41%	7.62%	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$87,879	$66,137	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$74,554	$69,502	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(4)	0.81%	0.75%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	0.81%	0.75%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.75%	1.53%	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	88%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

64 | DECEMBER 31, 2010

Class S Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eight-month fiscal period ended June 30, 2010	Core Fund
and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income	.05	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	2.45	.17	1.25
Total from Investment Operations	2.50	.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.06)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	(.09)	(.06)	–
Net Asset Value, End of Period	$13.14	$10.73	$10.55
Total Return**	23.31%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$4,457	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,232	$4,677	$5,179
Ratio of Gross Expenses to Average Net Assets***(4)	1.29%	1.03%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.29%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.70%	0.89%	1.02%
Portfolio Turnover Rate***	100%	120%	111%

Class S Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year ended July 31	2010	2010(5)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.48	$9.77	$12.81	$14.36	$12.75	$13.28	$12.24
Income from Investment Operations:
Net investment income	.29	.20	.33	.11	.04	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	2.23	.56	(3.30)	(.98)	1.58	.07	1.91
Total from Investment Operations	2.52	.76	(2.97)	(.87)	1.62	.10	1.92
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.05)	(.07)	(.04)	(.01)	–	–
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)	(.88)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.10)	(.05)	(.07)	(.68)	(.01)	(.63)	(.88)
Net Asset Value, End of Period	$12.90	$10.48	$9.77	$12.81	$14.36	$12.75	$13.28
Total Return**	24.00%	7.73%	(23.09)%	(6.68)%	12.72%	0.59%	15.98%
Net Assets, End of Period (in thousands)	$13,177	$15,629	$20,051	$70,963	$154,057	$121,473	$74,744
Average Net Assets for the Period (in thousands)	$15,434	$18,507	$40,058	$117,236	$151,536	$97,158	$56,612
Ratio of Gross Expenses to Average Net Assets***(4)	1.12%	1.12%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.12%	1.12%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	0.48%	0.49%	0.77%	0.36%	0.31%	0.35%	0.12%
Portfolio Turnover Rate***	85%	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 65

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.16	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income	.02	.13	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	1.65	(.47)	(2.30)	(1.02)	(.15)
Total from Investment Operations	1.67	(.34)	(2.14)	(.84)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.11)	(.06)	(.25)	(.13)	–
Net Asset Value, End of Period	$7.72	$6.16	$6.56	$8.95	$9.92
Total Return**	27.16%	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$2,086	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,911	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(3)	1.25%	0.73%(4)	0.65%(4)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%	0.72%(4)	0.65%(4)	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets***	0.51%	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	137%	130%	115%	105%	140%

Class S Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.85	$7.37	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income	.06	.08	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	1.60	.44	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	1.66	.52	(2.21)	(1.47)	1.17	.63
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.04)	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions and Other	(.09)	(.04)	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$9.42	$7.85	$7.37	$9.86	$11.66	$10.63
Total Return**	21.10%	7.00%	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$259	$214	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$238	$225	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.27%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.28%	1.02%	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	88%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.51% and 1.50%, respectively, in 2010 and 1.18% and 1.18%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

66 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eight-month fiscal period ended June 30, 2010	INTECH Risk-Managed Core Fund
and each fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.74	$10.56	$10.21	$17.38	$16.46	$15.28	$13.98
Income from Investment Operations:
Net investment income	.07	.12	.18	.24	.20	.12	.12
Net gain/(loss) on investments (both realized and unrealized)	2.46	.14	.46	(5.75)	1.71	1.96	1.89
Total from Investment Operations	2.53	.26	.64	(5.51)	1.91	2.08	2.01
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.08)	(.29)	(.24)	(.12)	(.13)	(.08)
Distributions (from capital gains)*	–	–	–	(1.42)	(.87)	(.77)	(.63)
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.13)	(.08)	(.29)	(1.66)	(.99)	(.90)	(.71)
Net Asset Value, End of Period	$13.14	$10.74	$10.56	$10.21	$17.38	$16.46	$15.28
Total Return**	23.53%	2.39%	6.70%	(34.82)%	12.11%	14.10%	14.79%
Net Assets, End of Period (in thousands)	$66,314	$58,922	$222,932	$246,935	$512,837	$498,582	$379,214
Average Net Assets for the Period (in thousands)	$62,459	$140,726	$215,954	$386,247	$543,933	$433,127	$308,431
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%	0.79%	0.91%	0.75%	0.77%	0.91%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	1.04%	0.79%	0.91%	0.75%	0.77%	0.90%	0.88%
Ratio of Net Investment Income to Average Net Assets***	0.95%	1.16%	1.78%	1.55%	1.08%	0.81%	0.92%
Portfolio Turnover Rate***	100%	120%	111%	74%	109%	108%	81%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eleven-month fiscal period ended June 30, 2010	Growth Fund
and the fiscal period ended July 31, 2009	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	.04	.06	.01
Net gain/(loss) on investments (both realized and unrealized)	2.48	.73	.77
Total from Investment Operations	2.52	.79	.78
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.07)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.17)	(.07)	–
Net Asset Value, End of Period	$12.83	$10.48	$9.76
Total Return**	24.06%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$38	$14	$1
Average Net Assets for the Period (in thousands)	$22	$10	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.82%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.82%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.64%	0.67%	0.72%
Portfolio Turnover Rate***	85%	128%	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 67

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eleven-month fiscal period ended June 30, 2010	International Fund
and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income/(loss)	(.02)	.12	–
Net gain/(loss) on investments (both realized and unrealized)	1.68	(.45)	.62
Total from Investment Operations	1.66	(.33)	.62
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.11)	(.06)	–
Net Asset Value, End of Period	$7.71	$6.16	$6.55
Total Return**	27.00%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$26	$10	$1
Average Net Assets for the Period (in thousands)	$17	$8	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.22%	0.32%(4)	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.22%	0.31%(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	2.47%	(0.35)%
Portfolio Turnover Rate***	137%	130%	115%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),	INTECH Risk-Managed
the eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income/(loss)	.07	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	1.61	.49	.73
Total from Investment Operations	1.68	.54	.74
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.04)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.12)	(.04)	–
Net Asset Value, End of Period	$9.43	$7.87	$7.37
Total Return**	21.32%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$40	$33	$1
Average Net Assets for the Period (in thousands)	$37	$20	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.04%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.20%	2.08%
Portfolio Turnover Rate***	88%	101%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.26% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

68 | DECEMBER 31, 2010

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

Janus Risk-Managed Funds | 69

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Core Fund
Common Stock	$299,679,759	$–	$–

Money Market	–	1,179,000	–

Total Investments in Securities	$299,679,759	$1,179,000	$–

Investments in Securities:
INTECH Risk-Managed Growth Fund
Common Stock	$333,962,670	$–	$–

Total Investments in Securities	$333,962,670	$–	$–

Investments in Securities:
INTECH Risk-Managed International Fund
Common Stock	$7,500,743	$–	$–
Cellular Communications	135,816	28,966	–

Preferred Stock	–	121,226	–

Money Market	–	149,000	–

Total Investments in Securities	$7,636,559	$299,192	$–

Investments in Securities:
INTECH Risk-Managed Value Fund
Common Stock	$92,718,767	$–	$–

Money Market	–	5,578,794	–

Total Investments in Securities	$92,718,767	$5,578,794	$–

70 | DECEMBER 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended December 31, 2010. The Trust offers forty funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares for INTECH Risk-Managed Core Fund are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the

Janus Risk-Managed Funds | 71

Notes to Financial Statements (unaudited) (continued)

supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter

72 | DECEMBER 31, 2010

M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Funds’ investments

Janus Risk-Managed Funds | 73

Notes to Financial Statements (unaudited) (continued)

in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

74 | DECEMBER 31, 2010

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

Janus Risk-Managed Funds | 75

Notes to Financial Statements (unaudited) (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Funds during the period ended December 31, 2010.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector

76 | DECEMBER 31, 2010

and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to

Janus Risk-Managed Funds | 77

Notes to Financial Statements (unaudited) (continued)

purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects INTECH Risk-Managed Core Fund’s “base” fee rate prior to any performance adjustment and certain Funds’ contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Risk-Managed Core Fund	N/A	0.50
INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
INTECH Risk-Managed International Fund	All Asset Levels	0.55
INTECH Risk-Managed Value Fund	All Asset Levels	0.50

For INTECH Risk-Managed Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Core Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH Risk-Managed Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated

78 | DECEMBER 31, 2010

and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH Risk-Managed Core Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH Risk-Managed Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH Risk-Managed Core Fund.

INTECH Risk-Managed Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended December 31, 2010, INTECH Risk-Managed Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH Risk-Managed Core Fund	$44,649

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH Risk-Managed Core Fund, and after any fee waivers, and expense reimbursements for INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH Risk-Managed Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares of INTECH Risk-Managed Core Fund pays an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this

Janus Risk-Managed Funds | 79

Notes to Financial Statements (unaudited) (continued)

fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Risk-Managed Core Fund	0.89
INTECH Risk-Managed Growth Fund	0.90
INTECH Risk-Managed International Fund	1.00
INTECH Risk-Managed Value Fund	0.75

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2010.

For the period ended December 31, 2010, Janus Capital assumed $28,267 of legal, consulting and Trustee costs

80 | DECEMBER 31, 2010

and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $266,383 was paid by the Trust during the period ended December 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$2,139
INTECH Risk-Managed Growth Fund	7
INTECH Risk-Managed Value Fund	32

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended December 31, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge.

Contingent Deferred
Fund (Class C Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$74

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the period ended December 31, 2010 are indicated in the table below:

Fund	Redemption Fee

INTECH Risk-Managed Core Fund	$1,379
INTECH Risk-Managed Growth Fund	2,801

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will,

Janus Risk-Managed Funds | 81

Notes to Financial Statements (unaudited) (continued)

and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund	$16,170,315	$(15,440,315)	$968	$1,179,000
INTECH Risk-Managed Growth Fund	44,145,178	(44,145,178)	1,870	–
INTECH Risk-Managed International Fund	920,041	(829,041)	69	149,000
INTECH Risk-Managed Value Fund	8,661,575	(3,565,000)	774	5,578,794

	$69,897,109	$(63,979,534)	$3,681	$6,906,794

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2010, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/10	Purchases	Purchases	Redemptions	Redemption	at 12/31/10

INTECH Risk-Managed Growth Fund - Class T Shares	$11,000	$–	–	$–	–	$11,000
INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class I Shares	686,890	–	–	–	–	686,890
INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class T Shares	11,000	–	–	–	–	11,000
INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class T Shares	11,000	–	–	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH Risk-Managed Core Fund	$249,841,944	$51,851,901	$(835,086)	$51,016,815
INTECH Risk-Managed Growth Fund	269,413,057	64,876,502	(326,889)	64,549,613
INTECH Risk-Managed International Fund	6,746,400	1,239,444	(50,093)	1,189,351
INTECH Risk-Managed Value Fund	84,568,788	13,940,275	(211,502)	13,728,773

82 | DECEMBER 31, 2010

Net capital loss carryovers as of June 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight- or eleven-month fiscal period
ended June 30, 2010

				Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

INTECH Risk-Managed Core Fund(1)(2)	$(20,383,632)	$(69,734,790)	$–	$(90,118,422)
INTECH Risk-Managed Growth Fund(3)	–	(118,461,846)	(181,101,744)	(299,563,590)
INTECH Risk-Managed International Fund(3)	(175,182)	(1,513,408)	(2,035,662)	(3,724,252)
INTECH Risk-Managed Value Fund(3)	(301,746)	(2,445,926)	(14,990,749)	(17,738,421)

(1)	Capital loss carryovers subject to annual limitations.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31,
2010 (unaudited), the eight- or eleven-month
fiscal period ended June 30, 2010 and each fiscal
year or period ended October 31 or July 31

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class A Shares
2010	1.09%	0.92%	3.76%	1.08%
2010(1)	N/A	0.90%	4.61%	1.05%
2010(2)	1.15%	N/A	N/A	N/A
2009(3)	N/A	0.82%	6.45%	1.33%
2009(4)	1.25%	N/A	N/A	N/A
2008	N/A	0.78%	4.18%	1.17%
2007	N/A	0.81%	6.11%(5)	1.35%
2006	N/A	0.91%	N/A	3.67%(6)
2005	N/A	0.93%(7)	N/A	N/A

Class C Shares
2010	1.93%	2.44%	4.50%	1.88%
2010(1)	N/A	2.82%	5.33%	1.80%
2010(2)	1.56%	N/A	N/A	N/A
2009(3)	N/A	1.67%	7.20%	1.99%
2009(4)	2.17%	N/A	N/A	N/A
2008	N/A	1.60%	4.93%	1.96%
2007	N/A	1.59%	6.86%(5)	2.05%
2006	N/A	1.64%	N/A	4.42%(6)
2005	N/A	1.84%	N/A	N/A

Class D Shares
2010	0.95%	N/A	N/A	N/A
2010(8)	0.61%	N/A	N/A	N/A

Janus Risk-Managed Funds | 83

Notes to Financial Statements (unaudited) (continued)

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class I Shares
2010	0.83%	0.62%	4.20%	0.81%
2010(1)	N/A	0.62%	4.68%	0.77%
2010(2)	0.53%	N/A	N/A	N/A
2009(3)	N/A	0.55%	6.34%	0.96%
2009(4)	0.80%	N/A	N/A	N/A
2008	N/A	0.53%	3.92%	0.90%
2007	N/A	0.56%	5.86%(5)	1.09%
2006	N/A	0.61%(9)	N/A	2.91%(6)

Class S Shares
2010	1.29%	1.12%	3.99%	1.29%
2010(1)	N/A	1.12%	4.83%	1.27%
2010(2)	1.03%	N/A	N/A	N/A
2009(3)	N/A	1.04%	6.66%	1.44%
2009(4)	1.27%	N/A	N/A	N/A
2008	N/A	1.02%	4.43%	1.41%
2007	N/A	1.05%	6.36%(5)	1.62%
2006	N/A	1.15%	N/A	3.92%(6)
2005	N/A	1.27%	N/A	N/A

Class T Shares
2010	1.04%	0.82%	3.59%	1.04%
2010(1)	N/A	0.85%	4.81%	0.99%
2010(2)	0.79%	N/A	N/A	N/A
2009(10)	N/A	0.75%	14.17%	1.66%
2009(11)	0.91%	N/A	N/A	N/A
2008	0.75%	N/A	N/A	N/A
2007	0.77%	N/A	N/A	N/A
2006	0.91%	N/A	N/A	N/A
2005	0.89%	N/A	N/A	N/A

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Period from December 30, 2005 (inception date) through July 31, 2006.
(7)	Period from September 30, 2004 (inception date) through July 31, 2005.
(8)	Period from February 16, 2010 (inception date) through June 30, 2010.
(9)	Period from November 28, 2005 (inception date) through July 31, 2006.
(10)	Period from July 6, 2009 (inception date) through July 31, 2009.
(11)	Period from November 1, 2008 through October 31, 2009.

84 | DECEMBER 31, 2010

7.	Capital Share Transactions

For the six-month period ended
December 31, 2010 (unaudited), the	INTECH			INTECH			INTECH			INTECH
eight- or eleven-month fiscal period	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
ended June 30, 2010 and the fiscal	Core			Growth			International			Value
year ended October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares sold	171	107	53	63	205	449	–	1	14	73	100	443
Reinvested dividends and distributions	7	7	1,534	6	9	23	4	2	12	6	2	11
Shares repurchased	(173)	(318)	(355)	(557)	(942)	(1,270)	(1)	(10)	(5)	(55)	(99)	(91)
Net Increase/(Decrease) in Fund Shares	5	(204)	1,232	(488)	(728)	(798)	3	(7)	21	24	3	363
Shares Outstanding, Beginning of Period	1,028	1,232	–	1,132	1,860	2,658	273	280	259	470	467	104
Shares Outstanding, End of Period	1,033	1,028	1,232	644	1,132	1,860	276	273	280	494	470	467
Transactions in Fund Shares – Class C Shares:
Shares sold	9	21	23	4	29	74	–	1	–	11	6	6
Reinvested dividends and distributions	–	1	869	–	–	1	4	2	9	–	–	1
Shares repurchased	(109)	(172)	(139)	(57)	(160)	(261)	–	(1)	–	(4)	(2)	(4)
Net Increase/(Decrease) in Fund Shares	(100)	(150)	753	(53)	(131)	(186)	4	2	9	7	4	3
Shares Outstanding, Beginning of Period	603	753	–	387	518	704	266	264	255	42	38	35
Shares Outstanding, End of Period	503	603	753	334	387	518	270	266	264	49	42	38
Transactions in Fund Shares – Class D Shares:(5)
Shares sold	377	367	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued in connection with restructuring (Note 9)	–	13,092	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	124	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares repurchased	(1,162)	(828)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(661)	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	12,631	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	11,970	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	343	1,426	445	1,379	6,778	20,377	16	56	80	1,029	1,257	2,775
Reinvested dividends and distributions	33	24	5,008	223	509	1,759	3	3	15	114	45	340
Shares repurchased	(1,075)	(1,095)	(1,121)	(13,767)	(54,022)	(34,409)	(19)	(222)	(26)	(232)	(1,005)	(1,430)
Net Increase/(Decrease) in Fund Shares	(699)	355	4,332	(12,165)	(46,735)	(12,273)	–	(163)	69	911	297	1,685
Shares Outstanding, Beginning of Period	4,687	4,332	–	36,291	83,026	95,299	192	355	286	8,387	8,090	6,405
Shares Outstanding, End of Period	3,988	4,687	4,332	24,126	36,291	83,026	192	192	355	9,298	8,387	8,090

Janus Risk-Managed Funds | 85

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended
December 31, 2010 (unaudited), the	INTECH			INTECH			INTECH			INTECH
eight- or eleven-month fiscal period	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
ended June 30, 2010 and the fiscal	Core			Growth			International			Value
year ended October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)

Transactions in Fund Shares – Class S Shares:
Shares sold	23	79	20	72	178	881	–	–	–	–	–	–
Reinvested dividends and distributions	2	2	597	7	7	34	4	2	11	–	–	1
Shares repurchased	(49)	(150)	(185)	(548)	(747)	(4,402)	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(24)	(69)	432	(469)	(562)	(3,487)	4	2	11	–	–	1
Shares Outstanding, Beginning of Period	363	432	–	1,491	2,053	5,540	266	264	253	27	27	26
Shares Outstanding, End of Period	339	363	432	1,022	1,491	2,053	270	266	264	27	27	27
Transactions in Fund Shares – Class T Shares:
Shares sold	308	657	2,437	2	1	111*	1	2	169*	–	4	150*
Shares reorganized in connection with restructuring (Note 9)	N/A	(13,092)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	47	136	718	–	–	–	–	–	–	–	–	–
Shares repurchased	(793)	(3,318)	(6,233)	–	–	–	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(438)	(15,617)	(3,078)	2	1	111*	1	2	169*	–	4	150*
Shares Outstanding, Beginning of Period	5,485	21,102	24,180	1	–	–	2	–	–	4	–	–
Shares Outstanding, End of Period	5,047	5,485	21,102	3	1	111*	3	2	169*	4	4	150*

*	Shares are not in thousands.
(1)	Period from November 1 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Risk-Managed Core Fund	$140,738,656	$164,854,515	$–	$–
INTECH Risk-Managed Growth Fund	156,532,663	299,318,774	–	–
INTECH Risk-Managed International Fund	4,816,775	4,830,005	–	–
INTECH Risk-Managed Value Fund	42,942,384	34,974,289	–	–

86 | DECEMBER 31, 2010

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares of INTECH Risk-Managed Core Fund were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, INTECH Risk-Managed Core Fund acquired all of the net assets of Janus Adviser INTECH Risk-Managed Core Fund pursuant to a plan of reorganization approved by the Trustees of the Trust. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser INTECH Risk-Managed Core Fund in the amount of 8,208,584 shares (valued at $74,176,255) for the 8,007,695 shares of INTECH Risk-Managed Core Fund, including $2,376,861 of unrealized appreciation. The aggregate net assets of INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Core Fund immediately before the reorganization were $209,095,390 and $74,176,255, respectively. The aggregate net assets immediately after the reorganization were $283,271,645.

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

Janus Risk-Managed Funds | 87

Notes to Financial Statements (unaudited) (continued)

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

88 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of

Janus Risk-Managed Funds | 89

Additional Information (unaudited) (continued)

their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

90 | DECEMBER 31, 2010

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Risk-Managed Funds | 91

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

92 | DECEMBER 31, 2010

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Risk-Managed Funds | 93

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

94 | DECEMBER 31, 2010

Notes

Janus Risk-Managed Funds | 95

Notes

96 | DECEMBER 31, 2010

Notes

Janus Risk-Managed Funds | 97

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-226	125-24-93006 02-11

2010 SEMIANNUAL REPORT

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

(JEFF KAUTZ PHOTO)
Jeff Kautz
Chief Investment Officer

Economy

The economic picture appeared to grow brighter throughout the fourth quarter, buoyed by general investor enthusiasm, a more favorable political climate, efforts by the Federal Reserve (Fed) to stimulate the economy and the extension of the Bush tax cuts. We have been surprised, but pleased, about this continued momentum. Still, we cannot discount the significant overhangs that have yet to be resolved. As we enter a new year, we expect much of the same as the last: growing signs of economic improvement but at a degree well below that experienced in past rebounds. This likely will lead to continued increased volatility in corporate earnings and, by extension, equity prices.

We want to be more bullish while also keeping in mind a number of critical factors. In our opinion, the economy has not yet made the transition from largely stimulus-induced growth to a more sustainable fundamental footing. U.S. unemployment remains high, wage growth is stagnant and the housing market is fragile. It is clear to us that the recovery still has obstacles to overcome.

Equity Review

The S&P 500 Index rose 10.8% at the end of the period, ending 2010 up 15.1%. Some stocks now offer more attractive yields than the company’s corporate debt, providing potential downside support. And in general, corporate balance sheets remain solid. With approximately $1.9 trillion in cash reserves, firms have been well financed to increase dividend payouts and pursue merger activity, all of which should help support prices going forward.

There is, however, also reason for caution. In addition to the economic concerns outlined earlier, the market rally that began in March 2009 has, in our view, largely been fueled by low-quality stocks and characterized by frequent, extreme volatility. We think the worst mistake investors can make in this environment is to chase returns as not wanting to miss out on the current upswing may introduce significant downside risk into portfolios.

Our portfolio strategies have performed largely as we expected during this period. Although absolute returns are strong, our consistent focus on long-term value can lead to short-term underperformance in momentum-driven markets. This has been true in the recent run-up. Across our strategies, the bulk of the relative underperformance occurred in the first four months of 2010.

Most importantly, our long-term returns continue to be strong, and we remain committed to managing the portfolios in the same disciplined, risk-averse style that has produced long-term outperformance over full market cycles. We have maintained a bias for out-of-favor, larger cap, high-quality names. Our portfolios also continue to hold sizable healthcare and technology weightings. We believe these types of securities offer an appealing blend of defensive characteristics and attractive upside potential that should reward investors in the long run.

Outlook

It will be interesting to see what 2011 holds for investors. The current bull market may continue through the first quarter, but the outlook after that becomes much murkier. Based on our concerns about the uncertainties in the marketplace, we continue to be extremely risk sensitive. Equities still offer the strongest long-term potential for investors, but we encourage our shareholders not to focus too heavily on short-term returns. Our strict, research-focused investment process is designed to minimize capital losses in market declines and benefit from strong absolute returns during market rallies. Historically, this disciplined value approach has maximized the effects of compounding and delivered attractive long-term performance across full market cycles. In fact, both our small and mid cap strategies have delivered double-digit annualized returns over the last decade. In the case of our small cap portfolio that statement extends to two decades.

When researching prospective and existing holdings, we first carefully evaluate each stock’s downside exposure before assessing its normalized, not maximum, upside potential. Our focus is on identifying good companies with solid balance sheets and stable free cash flows, trading at attractive valuations. We believe firmly in this approach, and our portfolio team remains heavily invested in our strategies right alongside our shareholders.

Looking ahead, we want to thank you for your continued investment. We appreciate the confidence you have

Janus Value Funds | 1

Continued

placed in Perkins Investment Management and look forward to working with you in the years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before you invest or send money.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

The opinions are those of the author as of December 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Any portfolio risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Perkins Investment Management LLC is an indirect subsidiary of Janus Capital Group Inc. and serves as the subadviser on certain products.

Funds distributed by Janus Distributors LLC (02/11)

2 | DECEMBER 31, 2010

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher.

Janus Value Funds | 3

More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2010

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to the determination of upside potential helps us to mitigate losses during down markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the six months ended December 31, 2010, Perkins Large Cap Value Fund’s Class I Shares returned 20.23%, underperforming its benchmark, the Russell 1000 Value Index, which returned 21.74%.

The overall U.S. equity market, as represented by the S&P 500 Index returned 23.27% for the period amid improving economic data, the Federal Reserve’s (Fed) quantitative easing (QE2), the extension of tax cuts and some signs that the political environment might be more favorable to business. Small-and mid-cap stocks led the rally. As we are at least as focused on absolute returns as we are relative returns, we are pleased with the Fund’s results despite the underperformance.

Investment Approach, and Positioning

Our cash weighting hurt relative returns during the period. In terms of our stock selection, it was negative in the information technology, consumer discretionary and energy sectors. Conversely, our names within the financials and consumer staples areas helped relative returns, as did our underweighting in utilities. Our industry weightings have not changed much. We continue to be overweight health care, which had significantly underperformed until the elections. With the possibility of some change in health care policy, these relatively cheap stocks have rebounded, yet remain below their past valuations. We continue to find more value opportunities within larger capitalization stocks than those at the smaller end of the spectrum. In fact, it has been decades since higher quality large caps have sold at as much of a discount to smaller caps as they do now. We think in many cases larger cap issues not only sell at below average price-to-earnings (P/E) valuations, but also have strong balance sheets, healthy cash flows, growing dividends, and the financial flexibility that should provide good downside support during periods of uncertainty. (P/E measures the amount investors pay via the stock price for a dollar per share of a company’s earnings). We expect volatility will be at above average levels which should provide us with opportunities to advantageously purchase good long term values. Thus while we are uncertain about the market outlook, we believe we are well positioned to provide competitive returns going forward.

Derivatives

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors

Within materials, copper producer Freeport-McMoRan rebounded off mid-year depressed levels. We significantly increased our position in that period of weakness. Like many commodity prices, copper continued its trend higher given high emerging market demand, particularly from China. Freeport benefited as it is one of the few direct plays. The company is a low cost producer, has a solid balance sheet and robust free cash flow in our view. We pared back the position on strength as the stock’s risk reward became less favorable.

For the six-month period, the energy sector was the best performing group within the Fund’s benchmark as commodity prices continued to head higher. Our biggest investment in this group was Exxon Mobil. We believe it is one of the highest quality companies in its industry. It had significantly lagged in stock price performance. As it rallied toward our price target we reduced our position. While we reduced Exxon Mobil on the strength, it remains one of our larger holdings given its strong balance sheet, solid free cash flow, and historically consistent stock buybacks.

Financial services company Ameriprise Financial rallied as the company had been selling close to book value and at 10x earnings. Fund flows and expense cuts appear to be on track, and the P/E multiple has been expanded as the company is viewed more as an asset manager than a life insurance company. In addition, the balance sheet is comprised of high quality investments in our view. We reduced our holdings as the stock approached our price target.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

Detractors

Bank of America traded lower in the period as concern grew regarding earnings, a flattening yield curve and its subsequent impact on net interest margins, as well as ongoing credit losses. This bank holding company delivered a relatively weak earnings report during the period due to continued losses in its mortgage book. While the earnings power of the franchise is much higher than current levels, the timing of achieving such might be longer than anticipated; however, we believe this is reflected in the share price.

Technology bellwether Cisco Systems underperformed as cuts in government IT purchases impacted sales. We added to our holding as the company has historically been a leader in its field, has $4 per share of net cash on its balance sheet, sells at a P/E multiple of around 12x, (10x adjusted for cash) and because it should benefit from a rebound in corporate technology spending.

Hewlett-Packard was weaker in the period due to the management turnover in the CEO role and because the company embarked on a couple of acquisitions that appear to be expensive. While we believe the balance sheet and free cash flows are rather healthy, and valuation is compelling, the lack of leadership at the top, and the expensive acquisitions announced in the third quarter, led us to reduce our exposure to the name.

Market Outlook

After having disappointing growth in the middle of the year, the economy has shown signs of reaccelerating. Average forecasts of real Gross Domestic Product (GDP) growth in 2011 have moved up from the 2.5% area to 3.0-3.5%. This is the result of the Fed announcing a second phase of monetary easing (QE2) and, most recently, a two year extension of the Bush tax cuts. While these measures will likely be stimulative in the near term, it is debatable as to whether they will have a longer lasting significantly constructive impact. The more optimistic view would be that these policies foster increased consumer and business confidence and build a sustained economic momentum. Additionally in the aftermath of the November elections, Congress and the Administration are likely to be more business friendly. Some observers are making the case that this is indicative of a sea change in policy. While we are hopeful, we do not make investments on hope. Regarding policy we remain skeptical. Most politicians tend to be overly partisan and have had difficulty squarely addressing problems that require sacrifice by their constituents. In the meantime, we continue to believe that Fed policy is an aggressive experiment and it is unclear how it will be unwound. Governmental deficits are unsustainable in many parts of the globe, and state and local budgets represent over 10% of the economy. Unemployment is likely to remain high and housing could continue to be weak.

One of the stated goals of QE2 is to pump up the stock market which creates wealth and confidence that could stimulate the economy. On that score to date, the Fed has been successful as the stock market has had a strong response to the prospect of QE2, the election and tax compromise. Earnings growth has been above expectations and earnings of the S&P 500 should be about $85 per share for 2010. With the stronger economy, further gains could put the S&P’s net earnings at $95 per share in 2011. Thus we believe stocks are selling at a reasonable 13x to 14x expected 2011 earnings. Even with the yield on 10-year Treasuries having backed up to almost 3.5%, stocks offer attractive relative value in our opinion. In fact in recent weeks, bond funds have experienced outflows and stock funds have had net inflows, a reversal of the strong trend that has been a major headwind for stocks. Thus we enter 2011 with very positive investor consensus and equity market momentum which could continue over the near term.

Balancing these positives are the longer term challenges of deficits, deleveraging, and international economic and political imbalances. Thus, we continue to agree with Fed Chairman Bernanke when he stated that the outlook is “unusually uncertain.” Valuations could be restrained by the unlikely sustainability of monetary and fiscal policies that are temporarily supporting the economy. The duration of this “easy money” could be in doubt given the inflationary pressures seen in a broad range of commodities, from oil to cotton, during 2010.

Given the lack of longer term clarity, as has been the case historically, we are focused much more on individual company fundamentals than the macro environment. In a potentially volatile market, we believe that our emphasis on strong balance sheets, free cash flow and below average valuations is especially appropriate. The uncertainty of our economic outlook leads us in many cases to have company earnings estimates that are below consensus. This fits well with our standard sensitivity to risk where we are most focused on the downside support of individual stocks as opposed to the potential upside. We believe it is more important how a portfolio does in down markets than how it performs in up markets. While the fund did lag behind its benchmark in 2010, it has outperformed since its inception, helped by relatively better performance during weak periods in the market.

Thank you for your investment in Perkins Large Cap Value Fund.

6 | DECEMBER 31, 2010

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Freeport-McMoRan Copper & Gold, Inc. – Class B	0.86%
Exxon Mobil Corp.	0.79%
Ameriprise Financial, Inc.	0.60%
Hess Corp.	0.58%
AT&T, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

Bank of America Corp.	–0.10%
Cisco Systems, Inc.	–0.08%
Hewlett-Packard Co.	–0.08%
Entergy Corp.	–0.03%
Comstock Resources, Inc.	–0.02%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	5.59%	25.21%	27.58%
Energy	4.46%	12.34%	11.47%
Industrials	2.55%	9.94%	8.90%
Health Care	2.49%	14.27%	13.10%
Information Technology	1.87%	10.99%	5.54%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.05%	1.71%	7.30%
Materials	1.12%	2.94%	3.01%
Consumer Staples	1.64%	9.38%	10.36%
Consumer Discretionary	1.67%	7.39%	7.60%
Telecommunication Services	1.68%	5.83%	5.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Exxon Mobil Corp. Oil Companies – Integrated	2.2%
AT&T, Inc. Telephone – Integrated	1.9%
Pfizer, Inc. Medical – Drugs	1.9%
Vodafone Group PLC Cellular Telecommunications	1.7%
JPMorgan Chase & Co. Diversified Banking Institutions	1.7%

9.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

8 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010				Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	20.08%	11.94%	18.20%	1.32%	1.29%

MOP	13.13%	5.48%	14.75%

Perkins Large Cap Value Fund – Class C Shares

NAV	19.58%	10.97%	17.28%	2.09%	2.04%

CDSC	18.41%	9.89%	17.28%

Perkins Large Cap Value Fund – Class D Shares(1)	20.16%	11.94%	17.63%	1.16%	1.16%

Perkins Large Cap Value Fund – Class I Shares	20.23%	12.19%	18.49%	1.08%	1.04%

Perkins Large Cap Value Fund – Class S Shares	19.96%	11.65%	17.93%	1.65%	1.54%

Perkins Large Cap Value Fund – Class T Shares	20.11%	11.97%	17.96%	1.29%	1.29%

Russell 1000® Value Index	21.74%	15.51%	17.58%

Lipper Quartile – Class I Shares	–	3rd	3rd

Lipper Ranking – based on total returns for Large-Cap Value Funds	–	700/1069	641/997

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Perkins Large Cap Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009 reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for the period July 6, 2009 to December 31, 2009, reflects the performance of the Fund’s Class I Shares. Performance shown for the period prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

10 | DECEMBER 31, 2010

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,200.80	$7.27

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,195.80	$11.40

Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,201.60	$6.05

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,202.30	$5.33

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,199.60	$8.04

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,201.10	$6.60

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

†	Expenses are equal to the annualized expense ratio of 1.31% for Class A Shares, 2.06% for Class C Shares, 1.09% for Class D Shares, 0.96% for Class I Shares, 1.45% for Class S Shares and 1.19% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Common Stock – 92.5%
Aerospace and Defense – 1.5%
15,000	Raytheon Co.	$695,100
15,000	Rockwell Collins, Inc.	873,900
		1,569,000
Aerospace and Defense – Equipment – 0.8%
10,000	United Technologies Corp.	787,200
Apparel Manufacturers – 0.3%
4,000	VF Corp.	344,720
Applications Software – 1.1%
40,000	Microsoft Corp.	1,116,800
Automotive – Truck Parts and Equipment – Original – 0.4%
10,000	Johnson Controls, Inc.	382,000
Beverages – Non-Alcoholic – 1.2%
4,000	Coca-Cola Co.	263,080
14,500	PepsiCo, Inc.	947,285
		1,210,365
Brewery – 0.7%
15,000	Molson Coors Brewing Co. – Class B	752,850
Cable Television – 0.6%
30,000	Comcast Corp. – Class A	659,100
Cellular Telecommunications – 1.7%
64,500	Vodafone Group PLC	1,704,735
Chemicals – Specialty – 0.2%
2,000	Lubrizol Corp.	213,760
Commercial Banks – 1.5%
29,000	BB&T Corp.	762,410
9,000	M&T Bank Corp.	783,450
		1,545,860
Commercial Services – Finance – 1.1%
60,000	Western Union Co.	1,114,200
Computer Services – 1.6%
10,600	Accenture, Ltd. – Class A (U.S. Shares)	513,994
7,500	International Business Machines Corp.	1,100,700
		1,614,694
Computers – 0.5%
12,000	Hewlett-Packard Co.	505,200
Consumer Products – Miscellaneous – 0.5%
7,800	Kimberly-Clark Corp.	491,712
Cosmetics and Toiletries – 0.8%
12,500	Procter & Gamble Co.	804,125
Diversified Banking Institutions – 3.5%
79,000	Bank of America Corp.	1,053,860
5,000	Goldman Sachs Group, Inc.	840,800
40,000	JPMorgan Chase & Co.	1,696,800
		3,591,460
Diversified Operations – 4.1%
6,500	3M Co.	560,950
79,000	General Electric Co.	1,444,910
20,800	Illinois Tool Works, Inc.	1,110,720
25,000	Tyco International, Ltd. (U.S. Shares)	1,036,000
		4,152,580
Electric – Integrated – 2.0%
16,100	Entergy Corp.	1,140,363
33,000	PPL Corp.	868,560
		2,008,923
Electronic Components – Semiconductors – 1.4%
53,000	Intel Corp.	1,114,590
10,500	Xilinx, Inc.	304,290
		1,418,880
Electronic Forms – 0.8%
26,000	Adobe Systems, Inc.*	800,280
Engineering – Research and Development Services – 1.4%
14,000	KBR, Inc.	426,580
23,000	URS Corp.*	957,030
		1,383,610
Entertainment Software – 0.4%
27,000	Electronic Arts, Inc.*	442,260
Fiduciary Banks – 1.5%
34,000	State Street Corp.	1,575,560
Finance – Credit Card – 1.1%
60,000	Discover Financial Services	1,111,800
Finance – Investment Bankers/Brokers – 0.7%
37,000	TD Ameritrade Holding Corp.	702,630
Food – Miscellaneous/Diversified – 2.9%
44,500	ConAgra Foods, Inc.	1,004,810
14,000	General Mills, Inc.	498,260
7,000	Kellogg Co.	357,560
34,500	Unilever PLC (ADR)	1,065,360
		2,925,990
Food – Retail – 1.0%
44,500	Kroger Co.	995,020
Forestry – 0.7%
35,000	Weyerhaeuser Co.	662,550
Gold Mining – 1.1%
24,500	Goldcorp, Inc. (U.S. Shares)	1,126,510
Instruments – Scientific – 1.0%
18,500	Thermo Fisher Scientific, Inc.*	1,024,160
Insurance Brokers – 0.2%
5,500	AON Corp.	253,055
Internet Security – 0.7%
41,000	Symantec Corp.*	686,340
Investment Management and Advisory Services – 1.5%
8,000	Ameriprise Financial, Inc.	460,400
3,800	Franklin Resources, Inc.	422,598
25,000	INVESCO, Ltd.	601,500
		1,484,498
Machinery – Farm – 0.5%
6,000	Deere & Co.	498,300
Medical – Biomedical and Genetic – 0.7%
13,500	Amgen, Inc.*	741,150
Medical – Drugs – 4.1%
21,400	Abbott Laboratories	1,025,274
8,500	Eli Lilly & Co.	297,840

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Medical – Drugs – (continued)

16,500	Novartis A.G.	$972,675
107,500	Pfizer, Inc.	1,882,325
		4,178,114
Medical – HMO – 0.4%
8,000	WellPoint, Inc.*	454,880
Medical – Wholesale Drug Distributors – 0.5%
7,500	McKesson Corp.	527,850
Medical Instruments – 2.1%
6,000	Beckman Coulter, Inc.	451,380
18,500	Medtronic, Inc.	686,165
22,500	St. Jude Medical, Inc.*	961,875
		2,099,420
Medical Labs and Testing Services – 0.7%
8,000	Laboratory Corp. of America Holdings*	703,360
Medical Products – 3.5%
10,000	Becton, Dickinson and Co.	845,200
19,000	Covidien PLC (U.S. Shares)	867,540
18,000	Johnson & Johnson	1,113,300
13,000	Zimmer Holdings, Inc.*	697,840
		3,523,880
Metal – Copper – 0.9%
7,500	Freeport-McMoRan Copper & Gold, Inc. – Class B	900,675
Multi-Line Insurance – 1.3%
41,000	Allstate Corp.	1,307,080
Multimedia – 1.5%
33,800	News Corp. – Class A	492,128
20,500	Time Warner, Inc.	659,485
10,500	Viacom, Inc. – Class B	415,905
		1,567,518
Networking Products – 1.2%
61,000	Cisco Systems, Inc.*	1,234,030
Non-Hazardous Waste Disposal – 0.6%
21,500	Republic Services, Inc.	641,990
Oil – Field Services – 0.3%
3,100	Schlumberger, Ltd. (U.S. Shares)	258,850
Oil Companies – Exploration and Production – 6.7%
12,000	Anadarko Petroleum Corp.	913,920
4,100	Apache Corp.	488,843
12,300	Comstock Resources, Inc.*	302,088
14,000	Devon Energy Corp.	1,099,140
11,700	EQT Corp.	524,628
9,500	Forest Oil Corp.*	360,715
8,000	Noble Energy, Inc.	688,640
5,700	Occidental Petroleum Corp.	559,170
26,000	QEP Resources, Inc.	944,060
15,500	Southwestern Energy Co.*	580,165
8,200	Ultra Petroleum Corp. (U.S. Shares)*	391,714
		6,853,083
Oil Companies – Integrated – 4.0%
30,700	Exxon Mobil Corp.	2,244,784
11,300	Hess Corp.	864,902
25,000	Marathon Oil Corp.	925,750
		4,035,436
Oil Field Machinery and Equipment – 0.4%
5,500	National Oilwell Varco, Inc.	369,875
Property and Casualty Insurance – 2.0%
14,000	Chubb Corp.	834,960
23,500	Progressive Corp.	466,945
13,500	Travelers Cos., Inc.	752,085
		2,053,990
Reinsurance – 2.6%
10,000	Berkshire Hathaway, Inc. – Class B*	801,100
9,000	Everest Re Group, Ltd.	763,380
13,400	PartnerRe, Ltd.	1,076,690
		2,641,170
REIT – Apartments – 0.2%
4,000	Equity Residential	207,800
REIT – Regional Malls – 0.3%
2,712	Simon Property Group, Inc.	269,817
REIT – Storage – 0.3%
3,000	Public Storage	304,260
Retail – Apparel and Shoe – 0.9%
40,500	Gap, Inc.	896,670
Retail – Building Products – 0.5%
22,000	Lowe’s Cos., Inc.	551,760
Retail – Consumer Electronics – 0.6%
18,000	Best Buy Co., Inc.	617,220
Retail – Discount – 1.6%
6,200	Target Corp.	372,806
22,600	Wal-Mart Stores, Inc.	1,218,818
		1,591,624
Retail – Drug Store – 1.0%
30,000	CVS Caremark Corp.	1,043,100
Retail – Major Department Stores – 0.4%
9,000	TJX Cos., Inc.	399,510
Retail – Regional Department Stores – 0.8%
14,500	Kohl’s Corp.*	787,930
Retail – Restaurants – 0.5%
7,000	McDonald’s Corp.	537,320
Savings/Loan/Thrifts – 0.4%
28,000	People’s United Financial, Inc.	392,280
Semiconductor Equipment – 0.7%
48,400	Applied Materials, Inc.	680,020
Super-Regional Banks – 4.4%
24,500	PNC Financial Services Group, Inc.	1,487,640
56,000	U.S. Bancorp.	1,510,320
47,000	Wells Fargo & Co.	1,456,530
		4,454,490
Telephone – Integrated – 3.4%
66,000	AT&T, Inc.	1,939,080
16,000	CenturyLink, Inc.	738,720
21,500	Verizon Communications, Inc.	769,270
		3,447,070
Tobacco – 0.3%
4,500	Philip Morris International, Inc.	263,385

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Transportation – Railroad – 0.7%
12,000	Kansas City Southern*	$574,320
1,900	Union Pacific Corp.	176,054
		750,374
Wireless Equipment – 0.3%
6,700	QUALCOMM, Inc.	331,583
X-Ray Equipment – 0.7%
39,000	Hologic, Inc.*	733,980

Total Common Stock (cost $81,877,875)		94,013,271

Repurchase Agreement – 9.8%
$9,944,000	ING Financial Markets LLC, 0.0800% dated 12/31/10, maturing 1/3/11 to be repurchased at $9,944,066 collateralized by $10,086,360 in U.S. Treasuries 0.0000%-3.3750%, 3/10/11-4/15/32 with a value of $9,944,000 (cost $9,944,000)	9,944,000

Total Investments (total cost $91,821,875) – 102.3%		103,957,271

Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(2,297,623)

Net Assets – 100%		$101,659,648

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,441,570	2.3%
Canada	1,518,224	1.5%
Ireland	1,381,534	1.3%
Netherlands Antilles	258,850	0.3%
Switzerland	2,008,675	1.9%
United Kingdom	2,770,095	2.7%
United States††	93,578,323	90.0%

Total	$103,957,271	100.0%

††	Includes Cash Equivalents (80.5% excluding Cash Equivalents). Cash equivalents include investments in overnight repurchase agreements.

See Notes to Schedules of Investments and Financial Statements.

14 | DECEMBER 31, 2010

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Fund Snapshot This Fund seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.	Managed by Perkins Investment Management LLC

Performance Overview

During the six months ended December 31, 2010, Perkins Mid Cap Value Fund’s Class T Shares returned 19.27%, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 25.86%.

Economic Environment

The overall U.S. equity market, as represented by the S&P 500 index returned 23.27% for the period amid improving economic data and the Federal Reserve’s (Fed) second round of quantitative easing (QE2). As we are at least as focused on absolute returns as we are relative returns, we are pleased with the Fund’s results despite the underperformance. In the past because of our risk sensitive approach to investing, we have sometimes underperformed strong markets while losing less in down markets. Over their 12 year history, the Fund’s Class T Shares have had an annualized return of 13.00% compared to the Russell Midcap Value’s 8.47% and the S&P 500’s 3.01%. Although the short-term performance was respectable, we pride ourselves on the long term outperformance. Our emphasis on determining the potential downside or risk of an opportunity has served us well in down markets and has worked well for us over three decades.

Investment Approach, Performance and Positioning

Our cash weighting hurt relative returns as did, to a lesser extent, our small investment in index put options. In an attempt to minimize downside risk in a period of unusual economic uncertainty and risk, the Fund used relatively small positions in put options on the Russell Midcap Value Index. Given the market’s strength these positions proved to be a drag on relative results. (Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.) Our stock selection was negative in consumer discretionary, energy (though offset some by our overweight exposure), and health care. Conversely, our names within the materials and our underweight in utilities helped relative returns.

Our industry weightings have not changed much. We continue to be overweight health care, which had significantly underperformed until the elections. With the possibility of some change in health care policy, these relatively cheap stocks have rebounded, yet remain below their past valuations. The pickup in takeover activity has benefited our portfolios and could be a positive next year as well. We continue to find more value opportunities within larger capitalization stocks than those at the smaller end of the spectrum. While larger caps generally underperformed in 2010 it is interesting that some of our top contributors listed below are large caps, part or all of which were purchased this year after they had underperformed. We think in many cases larger cap issues not only sell at below average valuations, but also have strong balance sheets, healthy cash flows, growing dividends, and the financial flexibility that should provide good downside support during periods of uncertainty. We expect volatility will be at above average levels which should provide us with opportunities to advantageously purchase good long term values. Thus while we are uncertain about the market outlook, we believe we are well positioned to provide competitive returns going forward.

Holdings That Contributed to Performance

Within materials, copper producer Freeport-McMoRan rebounded off mid-year depressed levels to lead among contributors. We significantly increased our position in that period of weakness. Like many commodity prices, copper continued its trend higher given emerging market demand, particularly from China. Freeport benefited as it is one of the few direct plays. The company is a low cost producer, has a solid balance sheet and robust free cash flow in our view. We pared back the position on strength as the stock’s risk/reward became less favorable.

The energy sector was the best performing for the period as commodity prices have continued to head higher. Service stocks, like National Oilwell Varco have rebounded from depressed levels (at which point we significantly increased our holding) related to the summer’s Gulf of Mexico oil disaster in our view. Despite the stock’s strong free cash flow generation and healthy balance sheet, we have reduced our position on the rally as the risk/reward has become less attractive to us.

Financial services company Ameriprise Financial rallied as the company had been selling close to book value and at 10x earnings. Fund flows and expense cuts appear to be

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

on track, and the P/E multiple has been expanded as the company is viewed more as an asset manager than a life insurance company. In addition, the balance sheet is comprised of high quality investments in our view.

Holdings That Detracted from Performance

H&R Block, Inc., a provider of tax, banking and consulting services, struggled as it dealt with management turnover and concerns it may be on the hook to repurchase some subprime mortgages tied to its mortgage division, which was sold in 2008. We exited our small position in the name as we became increasingly uncomfortable with the company’s potential risk.

Within energy, natural gas producer Comstock Resources, Inc. underperformed due to rising costs and their lack of any hedging, thus 100% exposure to volatile spot natural gas prices. We continue to like the name longer term based on an improving, albeit slowly, outlook for natural gas demand and what we consider to be an attractive risk/reward tradeoff.

Technology bellwether Cisco Systems underperformed as cuts in government IT purchases impacted sales. We added to our holding as the company has historically been a leader in its field, has $4 per share of net cash on its balance sheet, sells at a price-to-earnings (P/E) multiple of around 12x, and because it should benefit from a rebound in corporate technology spending. (P/E measures the amount investors pay via the stock price for a dollar per share of a company’s earnings).

Market Outlook

After having disappointing growth in the middle of the year, the economy has shown signs of reaccelerating. Average forecasts of real Gross Domestic Product (GDP) growth in 2011 have moved up from the 2.5% area to 3.0-3.5%. This is the result of the Fed announcing a second phase of monetary easing (QE2) and, most recently, a two year extension of the Bush tax cuts. While these measures will likely be stimulative in the near term, it is debatable as to whether they will have a longer lasting significantly constructive impact. The more optimistic view would be that these measures foster increased consumer and business confidence and build a sustained economic momentum. Additionally in the aftermath of the November elections, Congress and the Administration are likely to be more business friendly. Some observers are making the case that this is indicative of a sea change in policy. While we are hopeful, we do not make investments on hope. Regarding policy we remain skeptical. Most politicians tend to be overly partisan and have had difficulty squarely addressing problems that require sacrifice by their constituents. In the meantime, we continue to believe that Fed policy is an aggressive experiment and it is unclear how it will be unwound. Governmental deficits are unsustainable in many parts of the globe, and state and local budgets represent over 10% of the economy. Unemployment is likely to remain high and housing could continue to be weak.

One of the stated goals of QE2 is to pump up the stock market which creates wealth and confidence that could stimulate the economy. On that score to date, the Fed has been successful as the stock market has had a strong response to the prospect of QE2, the election and tax compromise. Earnings growth has been above expectations and earnings of the S&P 500 Index should be about $85 per share for 2010. With the stronger economy, further gains could put the S&P’s net earnings at $95 per share in 2011. Thus we believe stocks are selling at a reasonable 13x expected 2011 earnings. Even with the yield on 10-year Treasuries having backed up to almost 3.5%, stocks offer attractive relative value in our opinion. In fact in recent weeks, bond funds have experienced outflows and stock funds have had net inflows, a reversal of the strong trend that has been a major headwind for stocks. Thus we enter 2011 with very positive investor consensus and equity market momentum which could continue over the near term.

Balancing these positives are the longer term challenges of deficits, deleveraging, and international economic and political imbalances. Thus, we continue to agree with Fed Chairman Bernanke when he stated that the outlook is “unusually uncertain.” Valuations could be restrained by the unlikely sustainability of monetary and fiscal policies that are temporarily supporting the economy. The duration of this “easy money” could be in doubt given the inflationary pressures seen in a broad range of commodities, from oil to cotton, during 2010.

Given the lack of longer term clarity, as has been the case historically, we are focused much more on individual company fundamentals than the macro environment. In a potentially volatile market, we believe that our emphasis on strong balance sheets, free cash flow and below average valuations is especially appropriate. And the uncertainty of our economic outlook leads us in many cases to have company earnings estimates that are below consensus. This fits well with our standard sensitivity to risk. This approach is reflected not only in our long term results, but also very clearly in our most recent three year returns. While we underperformed in 2010, we suffered relatively less in the 2008 market debacle. The result is that we have had positive returns for the three-year period

16 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

which are significantly better than most indexes, some of which have negative results for the period. We think this is graphic evidence that it is more important how a portfolio does in down markets than how it performs in up markets. This is also why we tend to be focused at least as much on absolute returns as we do on relative returns. We have underperformed in past years, most notably in 2004-2006 when our double digit positive returns lagged those of the Fund’s benchmark. But underperformance such as that does not inhibit the power of compounding as much as severe losses. Thus, despite those years of upside underperformance, our outperformance in down markets has allowed us to have an average annualized return of 9.89% in the past decade compared to 8.07% for the Russell Midcap Value Index and 1.41% for the S&P 500.

Thank you for your investment in Perkins Mid Cap Value Fund.

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Freeport-McMoRan Copper & Gold, Inc. – Class B	0.99%
National Oilwell Varco, Inc.	0.64%
Ameriprise Financial, Inc.	0.62%
Hess Corp.	0.55%
INVESCO, Ltd.	0.48%

5 Bottom Performers – Holdings

Contribution

iShares Russell Midcap® Value Index Fund – Put expired October 2010 exercise price $39.82	–0.14%
iShares Russell 2000® Index Fund – Put expired December 2010 exercise price $69.07	–0.12%
iShares Russell 2000® Index Fund – Put expired December 2010 exercise price $66.00	–0.11%
iShares Russell Midcap® Value Index Fund – Put expired November 2010 exercise price $40.93	–0.11%
iShares Russell Midcap® Value Index Fund – Put expired October 2010 exercise price $41.00	–0.11%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	4.72%	23.59%	29.46%
Energy	4.00%	11.52%	10.62%
Industrials	3.19%	11.99%	10.15%
Health Care	2.96%	13.07%	5.23%
Consumer Discretionary	2.63%	10.97%	10.69%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.03%	1.71%	12.72%
Telecommunication Services	0.63%	1.96%	2.11%
Consumer Staples	1.44%	8.32%	7.19%
Materials	2.08%	5.80%	5.40%
Information Technology	2.61%	12.28%	6.44%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

State Street Corp. Fiduciary Banks	1.4%
URS Corp. Engineering – Research and Development Services	1.3%
PartnerRe, Ltd. Reinsurance	1.3%
QEP Resources, Inc. Oil Companies – Exploration and Production	1.3%
Goldcorp, Inc. (U.S. Shares) Gold Mining	1.2%

6.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

18 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2010						Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	19.23%	14.65%	5.92%	9.71%	12.86%	1.17%	1.17%

MOP	12.38%	8.05%	4.68%	9.06%	12.32%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	18.72%	13.80%	5.16%	8.93%	12.15%	1.91%	1.91%

CDSC	17.54%	12.66%	5.16%	8.93%	12.15%

Perkins Mid Cap Value Fund – Class D Shares(1)	19.37%	14.91%	6.15%	9.90%	13.01%	0.91%	0.91%

Perkins Mid Cap Value Fund – Class I Shares(1)	19.42%	15.02%	6.13%	9.89%	13.00%	0.83%	0.83%

Perkins Mid Cap Value Fund – Class L Shares(1)	19.39%	15.01%	6.33%	10.08%	13.16%	1.00%	1.00%

Perkins Mid Cap Value Fund – Class R Shares(1)	18.99%	14.24%	5.54%	9.31%	12.53%	1.52%	1.52%

Perkins Mid Cap Value Fund – Class S Shares(1)	19.10%	14.52%	5.80%	9.58%	12.75%	1.27%	1.27%

Perkins Mid Cap Value Fund – Class T Shares(1)	19.27%	14.81%	6.13%	9.89%	13.00%	1.02%	1.02%

Russell Midcap® Value Index	25.86%	24.75%	4.08%	8.07%	8.47%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total returns for Mid-Cap Value Funds	–	157/167	16/114	5/44	2/34

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

See important disclosures on the next page.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Share and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Perkins Mid Cap Value Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been

20 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund — Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares (formerly named Class J Shares) in effect during the periods shown, net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998
(1)	Effective December 31, 2010, Perkins Mid Cap Value Fund is closed to certain new investors. Please see current prospectus for details.

Janus Value Funds | 21

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,192.30	$6.47

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,187.20	$10.47

Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,193.70	$5.14

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,194.20	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,195.00	$4.26

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,189.90	$8.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,191.50	$7.07

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,192.70	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.90% for Class C Shares, 0.93% for Class D Shares, 0.86% for Class I Shares, 0.77% for Class L Shares, 1.53% for Class R Shares, 1.28% for Class S Shares and 1.03% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

22 | DECEMBER 31, 2010

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 91.3%
Aerospace and Defense – 0.7%
1,750,000	Rockwell Collins, Inc.	$101,955,000
Apparel Manufacturers – 0.7%
4,000,000	Jones Apparel Group, Inc.	62,160,000
400,000	VF Corp.	34,472,000
		96,632,000
Appliances – 0.3%
500,000	Whirlpool Corp.	44,415,000
Automotive – Truck Parts and Equipment – Original – 0.3%
941,942	Johnson Controls, Inc.	35,982,184
Brewery – 0.9%
2,550,000	Molson Coors Brewing Co. – Class B	127,984,500
Building – Residential and Commercial – 1.0%
3,700,000	KB Home	49,913,000
1,000,000	Lennar Corp. – Class A	18,750,000
2,000,270	M.D.C. Holdings, Inc.	57,547,768
1,100,000	Ryland Group, Inc.	18,733,000
		144,943,768
Cable Television – 0.2%
1,233,000	Comcast Corp. – Class A	27,089,010
Cellular Telecommunications – 0.8%
4,400,485	Vodafone Group PLC	116,304,819
Chemicals – Diversified – 0.5%
850,571	FMC Corp.	67,952,117
Chemicals – Specialty – 0.4%
500,000	Lubrizol Corp.	53,440,000
Commercial Banks – 1.9%
1,500,000	BB&T Corp.	39,435,000
317,134	First Republic Bank*	9,234,942
1,500,075	M&T Bank Corp.	130,581,529
5,400,000	TCF Financial Corp.	79,974,000
		259,225,471
Commercial Services – Finance – 2.0%
2,700,000	Global Payments, Inc.	124,767,000
8,300,000	Western Union Co.	154,131,000
		278,898,000
Computer Services – 0.7%
950,000	Accenture, Ltd. – Class A (U.S. Shares)	46,065,500
2,600,000	SRA International, Inc.*,£	53,170,000
		99,235,500
Computers – 0.4%
1,250,500	Hewlett-Packard Co.	52,646,050
Computers – Integrated Systems – 0.9%
2,500,000	Diebold, Inc.	80,125,000
1,700,000	Jack Henry & Associates, Inc.	49,555,000
		129,680,000
Consumer Products – Miscellaneous – 0.2%
550,000	Kimberly-Clark Corp.	34,672,000
Containers – Metal and Glass – 0.4%
900,000	Ball Corp.	61,245,000
Containers – Paper and Plastic – 0.6%
1,911,055	Packaging Corp. of America	49,381,661
1,600,242	Temple-Inland, Inc.	33,989,140
		83,370,801
Diagnostic Equipment – 0.5%
3,200,320	Immucor, Inc.*	63,462,346
Diversified Operations – 1.4%
1,400,000	Carlisle Cos., Inc.	55,636,000
3,400,567	Tyco International, Ltd. (U.S. Shares)	140,919,496
		196,555,496
Electric – Integrated – 1.8%
1,200,000	Constellation Energy Group, Inc.	36,756,000
1,501,900	Entergy Corp.	106,379,577
4,100,000	PPL Corp.	107,912,000
		251,047,577
Electronic Components – Miscellaneous – 0.7%
3,000,000	Garmin, Ltd.	92,970,000
Electronic Components – Semiconductors – 2.4%
3,600,000	Intel Corp.	75,708,000
4,800,000	Intersil Corp. – Class A£	73,296,000
4,500,200	QLogic Corp.*	76,593,404
2,200,000	Semtech Corp.*,£	49,808,000
1,900,260	Xilinx, Inc.	55,069,535
		330,474,939
Electronic Connectors – 0.5%
1,500,000	Thomas & Betts Corp.*	72,450,000
Electronic Forms – 0.7%
3,000,000	Adobe Systems, Inc.*	92,340,000
Electronic Parts Distributors – 0.8%
2,550,000	Tech Data Corp.*,£	112,251,000
Engineering – Research and Development Services – 2.6%
2,350,000	Jacobs Engineering Group, Inc.*	107,747,500
2,800,000	KBR, Inc.	85,316,000
4,250,000	URS Corp.*,£	176,842,500
		369,906,000
Entertainment Software – 0.3%
3,000,000	Electronic Arts, Inc.*	49,140,000
Fiduciary Banks – 1.4%
4,200,000	State Street Corp.	194,628,000
Finance – Credit Card – 1.1%
8,600,000	Discover Financial Services	159,358,000
Finance – Investment Bankers/Brokers – 1.2%
2,100,212	Raymond James Financial, Inc.	68,676,932
5,300,230	TD Ameritrade Holding Corp.	100,651,368
		169,328,300
Food – Baking – 0.7%
3,800,000	Flowers Foods, Inc.	102,258,000
Food – Miscellaneous/Diversified – 2.4%
5,500,000	ConAgra Foods, Inc.	124,190,000
1,050,000	General Mills, Inc.	37,369,500
1,173,100	Kellogg Co.	59,921,948
3,600,000	Unilever PLC (ADR)	111,168,000
		332,649,448

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Food – Retail – 1.1%
6,600,000	Kroger Co.	$147,576,000
Footwear and Related Apparel – 0.3%
1,900,795	Skechers U.S.A., Inc. – Class A*,£	38,015,900
Forestry – 1.1%
2,000,300	Potlatch Corp.£	65,109,765
4,553,793	Weyerhaeuser Co.	86,203,302
		151,313,067
Gas – Distribution – 0.4%
1,400,000	AGL Resources, Inc.	50,190,000
Gold Mining – 1.2%
3,700,000	Goldcorp, Inc. (U.S. Shares)	170,126,000
Instruments – Scientific – 1.6%
3,800,000	PerkinElmer, Inc.	98,116,000
2,150,000	Thermo Fisher Scientific, Inc.*	119,024,000
		217,140,000
Internet Security – 0.8%
6,500,000	Symantec Corp.*	108,810,000
Investment Management and Advisory Services – 1.2%
1,200,000	AllianceBernstein Holding L.P.	27,996,000
900,000	Ameriprise Financial, Inc.	51,795,000
3,700,030	INVESCO, Ltd.	89,022,722
		168,813,722
Machinery – Farm – 0.7%
1,250,000	Deere & Co.	103,812,500
Machinery – General Industrial – 0.3%
1,450,000	Babcock & Wilcox Co.*	37,105,500
Medical – Biomedical and Genetic – 2.0%
2,900,000	Charles River Laboratories International, Inc.*,£	103,066,000
300,000	Genzyme Corp.*	21,360,000
1,850,000	Life Technologies Corp.*	102,675,000
2,200,000	Myriad Genetics, Inc.*	50,248,000
		277,349,000
Medical – Drugs – 1.3%
2,700,000	Forest Laboratories, Inc.*	86,346,000
1,600,000	Novartis A.G.	94,320,000
		180,666,000
Medical – HMO – 0.1%
700,000	Health Net, Inc.*	19,103,000
Medical – Wholesale Drug Distributors – 0.4%
850,000	McKesson Corp.	59,823,000
Medical Instruments – 1.3%
850,000	Beckman Coulter, Inc.	63,945,500
2,850,000	St. Jude Medical, Inc.*	121,837,500
		185,783,000
Medical Labs and Testing Services – 1.6%
1,700,000	Covance, Inc.*	87,397,000
1,500,000	Laboratory Corp. of America Holdings*	131,880,000
		219,277,000
Medical Products – 2.2%
1,150,400	Becton, Dickinson and Co.	97,231,808
2,300,000	Covidien PLC (U.S. Shares)	105,018,000
1,950,000	Zimmer Holdings, Inc.*	104,676,000
		306,925,808
Medical Sterilization Products – 0.3%
1,000,000	STERIS Corp.	36,460,000
Metal – Copper – 0.9%
1,050,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	126,094,500
Metal Processors and Fabricators – 0.5%
1,600,000	Kaydon Corp.	65,152,000
Multi-Line Insurance – 1.4%
4,600,600	Allstate Corp.	146,667,128
3,800,000	Old Republic International Corp.	51,794,000
		198,461,128
Multimedia – 0.6%
2,200,000	Viacom, Inc. – Class B	87,142,000
Networking Products – 1.0%
6,600,800	Cisco Systems, Inc.*	133,534,184
Non-Hazardous Waste Disposal – 0.8%
3,800,000	Republic Services, Inc.	113,468,000
Oil Companies – Exploration and Production – 8.0%
1,400,000	Anadarko Petroleum Corp.	106,624,000
1,700,000	Bill Barrett Corp.*	69,921,000
2,300,000	Cabot Oil & Gas Corp.	87,055,000
2,500,000	Comstock Resources, Inc.*,£	61,400,000
1,400,000	Devon Energy Corp.	109,914,000
2,900,000	EQT Corp.	130,036,000
3,000,000	Forest Oil Corp.*	113,910,000
1,200,000	Noble Energy, Inc.	103,296,000
4,800,000	QEP Resources, Inc.	174,288,000
2,420,000	Southwestern Energy Co.*	90,580,600
1,500,000	Ultra Petroleum Corp. (U.S. Shares)*	71,655,000
		1,118,679,600
Oil Companies – Integrated – 0.8%
1,400,000	Hess Corp.	107,156,000
Oil Field Machinery and Equipment – 0.4%
800,000	National Oilwell Varco, Inc.	53,800,000
Paper and Related Products – 0.3%
800,000	Rayonier, Inc.	42,016,000
Pharmacy Services – 0.5%
2,900,000	Omnicare, Inc.	73,631,000
Pipelines – 1.1%
1,026,890	Enterprise Products Partners L.P.	42,728,893
1,800,000	Plains All American Pipeline L.P.	113,022,000
		155,750,893
Property and Casualty Insurance – 1.2%
600,000	Chubb Corp.	35,784,000
2,500,000	HCC Insurance Holdings, Inc.	72,350,000
3,300,000	Progressive Corp.	65,571,000
		173,705,000

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Reinsurance – 2.6%
600,000	Berkshire Hathaway, Inc. – Class B*	$48,066,000
1,700,000	Everest Re Group, Ltd.	144,194,000
2,200,000	PartnerRe, Ltd.	176,770,000
		369,030,000
REIT – Apartments – 0.6%
300,000	Avalonbay Communities, Inc.	33,765,000
1,200,000	BRE Properties, Inc. – Class A	52,200,000
		85,965,000
REIT – Diversified – 0.5%
2,000,120	Liberty Property Trust	63,843,830
REIT – Health Care – 0.8%
2,900,310	Nationwide Health Properties, Inc.	105,513,278
REIT – Mortgage – 0.6%
2,000,000	Annaly Mortgage Management, Inc.	35,840,000
3,200,000	Redwood Trust, Inc.	47,776,000
		83,616,000
REIT – Office Property – 1.6%
850,244	Alexandria Real Estate Equities, Inc.	62,288,875
700,000	Boston Properties, Inc.	60,270,000
800,000	Corporate Office Properties	27,960,000
2,400,000	Mack-Cali Realty Corp.	79,344,000
		229,862,875
REIT – Regional Malls – 0.3%
800,000	Taubman Centers, Inc.	40,384,000
REIT – Storage – 0.4%
550,000	Public Storage	55,781,000
REIT – Warehouse and Industrial – 0.5%
2,300,000	AMB Property Corp.	72,933,000
Rental Auto/Equipment – 0.4%
3,000,000	Aaron Rents, Inc.£	61,170,000
Retail – Apparel and Shoe – 1.4%
3,600,000	American Eagle Outfitters, Inc.	52,668,000
6,200,000	Gap, Inc.	137,268,000
		189,936,000
Retail – Consumer Electronics – 0.4%
1,800,000	Best Buy Co., Inc.	61,722,000
Retail – Discount – 1.2%
2,600,000	Big Lots, Inc.*	79,196,000
1,750,000	Wal-Mart Stores, Inc.	94,377,500
		173,573,500
Retail – Drug Store – 1.1%
3,400,000	CVS Caremark Corp.	118,218,000
853,000	Walgreen Co.	33,232,880
		151,450,880
Retail – Major Department Stores – 0.4%
1,700,000	JC Penney Co., Inc.	54,927,000
Retail – Regional Department Stores – 0.4%
1,000,000	Kohl’s Corp.*	54,340,000
Savings/Loan/Thrifts – 2.5%
9,600,000	First Niagara Financial Group, Inc.	134,208,000
8,000,000	People’s United Financial, Inc.	112,080,000
5,800,000	Washington Federal, Inc.£	98,136,000
		344,424,000
Semiconductor Equipment – 0.6%
6,400,000	Applied Materials, Inc.	89,920,000
Soap and Cleaning Preparations – 0.7%
1,400,000	Church & Dwight Co., Inc.	96,628,000
Super-Regional Banks – 1.5%
3,200,000	Fifth Third Bancorp.	46,976,000
1,500,000	PNC Financial Services Group, Inc.	91,080,000
2,300,000	SunTrust Banks, Inc.	67,873,000
		205,929,000
Telephone – Integrated – 1.0%
3,150,000	CenturyLink, Inc.	145,435,500
Textile-Home Furnishings – 0.3%
800,000	Mohawk Industries, Inc.*	45,408,000
Tools – Hand Held – 0.5%
1,150,000	Snap-On, Inc.	65,067,000
Toys – 0.3%
1,700,000	Mattel, Inc.	43,231,000
Transportation – Marine – 0.6%
2,000,000	Kirby Corp.*	88,100,000
Transportation – Railroad – 1.4%
2,100,000	Kansas City Southern*	100,506,000
400,000	Norfolk Southern Corp.	25,128,000
802,500	Union Pacific Corp.	74,359,650
		199,993,650
Transportation – Truck – 0.5%
1,800,000	J.B. Hunt Transport Services, Inc.	73,458,000
Wireless Equipment – 0.4%
1,000,000	QUALCOMM, Inc.	49,490,000
X-Ray Equipment – 1.0%
7,300,000	Hologic, Inc.*	137,386,000

Total Common Stock (cost $10,486,348,558)		12,769,888,641

Purchased Options – Puts – 0.2%
14,580	iShares Russell 2000® Index Fund expires January 2011 exercise price $68.00**	163,746
14,578	iShares Russell 2000® Index Fund expires February 2011 exercise price $68.00**	747,327
13,216	iShares Russell 2000® Index Fund expires February 2011 exercise price $69.00**	800,130
14,164	iShares Russell 2000® Index Fund expires February 2011 exercise price $70.00**	1,012,392
12,800	iShares Russell 2000® Index Fund expires February 2011 exercise price $72.00**	1,273,455
12,836	iShares Russell 2000® Index Fund expires March 2011 exercise price $71.00**	2,258,824
12,010	iShares Russell 2000® Index Fund expires March 2011 exercise price $76.00**	3,182,888
18,008	iShares Russell 2000® Index Fund expires March 2011 exercise price $76.00**	4,772,477

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

29,542	iShares Russell 2000® Index Fund expires May 2011 exercise price $77.00**	$13,539,066
24,842	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $37.00**	964
24,592	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $37.39**	1,426
23,984	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $38.37**	3,813

Total Purchased Options – Puts (premiums paid $80,247,492)		27,756,508

Repurchase Agreements – 8.7%
$800,000,000	Credit Agricole, New York Branch, 0.1200%, dated 12/31/10, maturing 1/3/11 to be repurchased at $800,008,000 collateralized by $669,995,687 in U.S. Treasuries 0.7500% – 8.7500% 11/30/11 – 1/15/27 with a value of $816,000,026	800,000,000
87,500,000	Deutsche Bank Securities, Inc., 0.1800% dated 12/31/10, maturing 1/3/11 to be repurchased at $87,501,313 collateralized by $86,703,100 in a U.S. Treasury 4.5000%, 8/15/39 with a value of $89,250,004	87,500,000
77,091,000	ING Financial Markets LLC, 0.0800% dated 12/31/10, maturing 1/3/11 to be repurchased at $77,091,514 collateralized by $78,194,649 in U.S. Treasuries 0.0000%-3.3750%,3/10/11-4/15/32 with a value of $78,633,341	77,091,000
250,000,000	RBC Capital Markets Corp., 0.1500% dated 12/31/10, maturing 1/3/11 to be repurchased at $250,003,125 collateralized by $252,682,357 in U.S. Treasuries 0.0000% – 2.3750% 3/10/11 – 2/28/15 with a value of $255,000,030	250,000,000

Total Repurchase Agreements (cost $1,214,591,000)		1,214,591,000

Total Investments (total cost $11,781,187,050) – 100.2%		14,012,236,149

Liabilities, net of Cash, Receivables and Other Assets **– (0.2)%		(23,375,898)

Net Assets – 100%		$13,988,860,251

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$409,986,722	2.9%
Canada	241,781,000	1.7%
Ireland	151,083,500	1.1%
Switzerland	328,209,496	2.4%
United Kingdom	227,472,819	1.6%
United States††	12,653,702,612	90.3%

Total	$14,012,236,149	100.0%

††	Includes Cash Equivalents (81.6% excluding Cash Equivalents). Cash equivalents include investments in overnight repurchase agreements.

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund expires January 2011 7,290 contracts exercise price $61.00	$(11,508)
iShares Russell 2000® Index Fund expires February 2011 7,289 contracts exercise price $61.00	(115,891)
iShares Russell 2000® Index Fund expires February 2011 13,690 contracts exercise price $62.00	(257,439)
iShares Russell 2000® Index Fund expires February 2011 6,400 contracts exercise price $65.00	(198,886)
iShares Russell 2000® Index Fund expires March 2011 6,418 contracts exercise price $63.00	(450,153)
iShares Russell 2000® Index Fund expires March 2011 6,005 contracts exercise price $68.00	(592,932)
iShares Russell 2000® Index Fund expires March 2011 8,404 contracts exercise price $68.00	(829,808)
iShares Russell 2000® Index Fund expires May 2011 14,771 contracts exercise price $69.00	(3,362,911)
iShares Russell Midcap® Value Index Fund expires January 2011 12,421 contracts exercise price $33.22	(10)

See Notes to Schedules of Investments and Financial Statements.

26 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Value

Schedule of Written Options – Puts – (continued)
iShares Russell Midcap® Value Index Fund expires January 2011 12,296 contracts exercise price $33.57	$(13)
iShares Russell Midcap® Value Index Fund expires January 2011 11,992 contracts exercise price $34.45	(34)

Total Written Options – Puts (premiums received $18,263,693 )	$(5,819,585)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 27

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential allows us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the six months ended December 31, 2010, Perkins Small Cap Value Fund’s Class T Shares returned 17.99%, versus a 26.58% return for the Fund’s benchmark, the Russell 2000 Value Index.

Economic Environment

The overall U.S. equity market, as represented by the S&P 500 index returned 23.27% for the period amid improving economic data and the Federal Reserve’s (Fed) second round of quantitative easing (QE2). Small-and mid-cap stocks led the rally. As we are at least as focused on absolute returns as we are relative returns, we are pleased with the Fund’s results despite the underperformance. The Fund behaved largely as we would have expected and its pattern of returns is consistent with that of our other Funds. Although the short-term performance was respectable, we pride ourselves on the results we have achieved over the long term. Our emphasis on determining the potential downside or risk of an opportunity has served us well in down markets and has worked well for us over three decades.

Investment Approach

Our stock selection was negative in energy, materials and financials. Conversely, our names within consumer staples and our underweight in utilities helped relative returns. Our sector weightings haven’t varied much over the last year. Of note, we continue to be overweight health care, which had significantly underperformed until the November elections. With the possibility of some change in health care policy, these relatively inexpensive stocks have rebounded, yet remain below their past valuations. The increase in merger and acquisition (M&A) activity has benefited our Fund and could be a positive next year as well given high cash levels on many corporate balance sheets. We stand ready to deploy cash and expect volatility will be above average, which should provide us with opportunities to advantageously purchase good long term values. Thus while we are uncertain about the market outlook, we believe we are well positioned to provide competitive returns going forward.

Holdings That Contributed to Performance

Industrial service provider Dycom Industries outperformed after announcing an improvement in its backlog due to new project wins. We started this position in the second quarter of 2010 as the stock lagged due to concerns about a downturn in customer spending and what we viewed to be limited downside to the stock price. We are encouraged by the pickup in backlog, the stock repurchase program, and the company’s solid balance sheet.

Natural gas exposed Bill Barrett Corporation (BBG) contributed positively to performance as the company finally secured long awaited environmental permits from the Federal Government. Additionally, we think the company continued to execute its business plan well in a rather challenging natural gas environment. We were initially drawn to BBG based on its relatively inexpensive valuation on EBITDA (earnings before interest, taxes, depreciation and amortization), its minimal potential downside based on our analysis, and because it had become essentially an after-thought by most of the investment community due to its Rocky Mountain gas exposure.

Holdings That Detracted From Performance

Within energy, it was a difficult period for Comstock Resources, Inc., as the company lowered production guidance for 2010 due to delays in well completions caused by tight supply in the fracturing services. Management leased additional acreage and the market seemed to ignore the longer-term potential of this acreage and chose to focus on the absolute level of spending, which remains elevated despite soft natural gas prices. Couple this with the lack of hedging, thus 100% exposure to volatile spot natural gas prices, and investors depressed Comstock’s shares during the period, despite attractive valuation on an asset basis.

28 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

Timber REIT Potlatch Corp. also failed to keep pace. The company has chosen to sell select parcels of land in order to supplement cash flows and help fund its distribution in the near term. While we wish the company didn’t find itself in this situation, by our estimates the cash flow yield from its harvest is similar to its peers, while Potlatch could be more leveraged to a recovery.

Specialty consulting company, Navigant Consulting, declined after missing earnings due to weakness in their litigation business. We maintained our small position due to the company’s healthy balance sheet, free cash flow generation, and in our opinion attractive valuation. Additionally, we believe the company could benefit from an increase in litigation stemming from the financial turmoil of the past few years.

Market Outlook

After having disappointing growth in the middle of the year, the economy has shown signs of reaccelerating. Average forecasts of real Gross Domestic Product (GDP) growth in 2011 have moved up from the 2.5% area to 3.0-3.5%. This is the result of the Fed announcing a second phase of monetary easing (QE2) and, most recently, a two year extension of the Bush tax cuts. While these measures will likely be stimulative in the near term, it is debatable as to whether they will have a longer lasting significantly constructive impact. The more optimistic view would be that these measures foster increased consumer and business confidence and build a sustained economic momentum. Additionally in the aftermath of the November elections, Congress and the Administration are likely to be more business friendly. Some observers are making the case that this is indicative of a sea change in policy. While we are hopeful, we do not make investments on hope. Regarding policy we remain skeptical. Most politicians tend to be overly partisan and have had difficulty squarely addressing problems that require sacrifice by their constituents. In the meantime, we continue to believe that Fed policy is an aggressive experiment and it is unclear how it will be unwound. Governmental deficits are unsustainable in many parts of the globe, and state and local budgets represent over 10% of the economy. Unemployment is likely to remain high and housing could continue to be weak.

One of the stated goals of QE2 is to pump up the stock market which creates wealth and confidence that could stimulate the economy. On that score to date, the Fed has been successful as the stock market has had a strong response to the prospect of QE2, the election and tax compromise. Earnings growth has been above expectations and earnings of the S&P 500 Index should be about $85 per share for 2010. With the stronger economy, further gains could put the S&P’s net earnings at $95 per share in 2011. Thus we believe stocks are selling at a reasonable 13x expected 2011 earnings. Even with the yield on 10-year Treasuries having backed up to almost 3.5%, stocks offer attractive relative value in our opinion. In fact in recent weeks, bond funds have experienced outflows and stock funds have had net inflows, a reversal of the strong trend that has been a major headwind for stocks. Thus we enter 2011 with very positive investor consensus and equity market momentum which could continue over the near term.

Balancing these positives are the longer term challenges of deficits, deleveraging, and international economic and political imbalances. Thus, we continue to agree with Fed Chairman Bernanke when he stated that the outlook is “unusually uncertain.” Valuations could be restrained by the unlikely sustainability of monetary and fiscal policies that are temporarily supporting the economy. The duration of this “easy money” could be in doubt given the inflationary pressures seen in a broad range of commodities, from oil to cotton, during 2010.

Given the lack of longer term clarity, as has been the case historically, we are focused more on individual company fundamentals than the macro environment. In a potentially volatile market, we believe that our emphasis on strong balance sheets, free cash flow and below average valuations is especially appropriate. And the uncertainty of our economic outlook leads us in many cases to have company earnings estimates that are below consensus. This fits well with our standard sensitivity to risk. This approach is reflected not only in our long term results, but also very clearly in our most recent three year returns. While we underperformed in 2010, we suffered relatively less in the 2008 market debacle. The result is that we have had positive returns for the three-year period which are significantly better than most indexes, some of which have negative results for the period. We think this is graphic evidence that it is much more important how a portfolio does in down markets than how it performs in up markets.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 29

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Dycom Industries, Inc.	0.56%
Microsemi Corp.	0.51%
Bill Barrett Corp.	0.50%
TTM Technologies, Inc.	0.49%
Forest Oil Corp.	0.49%

5 Bottom Performers – Holdings

Contribution

Comstock Resources, Inc.	–0.20%
Potlatch Corp.	–0.11%
Navigant Consulting, Inc.	–0.07%
Sanderson Farms, Inc.	–0.07%
Skechers U.S.A., Inc. – Class A	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	4.59%	15.09%	9.55%
Financials	4.43%	28.26%	37.71%
Industrials	4.40%	15.45%	14.01%
Consumer Discretionary	2.74%	9.67%	9.76%
Health Care	2.71%	12.52%	5.78%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Utilities	–0.01%	0.14%	6.58%
Telecommunication Services	0.06%	0.60%	0.59%
Materials	0.57%	2.98%	5.82%
Consumer Staples	1.38%	5.75%	3.05%
Energy	1.85%	9.54%	7.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

30 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Flowers Foods, Inc. Food – Baking	1.8%
URS Corp. Engineering – Research and Development Services	1.7%
Government Properties Income Trust REIT – Office Property	1.6%
Charles River Laboratories International, Inc. Medical – Biomedical and Genetic	1.6%
Tech Data Corp. Electronic Parts Distributors	1.6%

8.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top County Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of June 30, 2010

Janus Value Funds | 31

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2010					Expense Ratios – per the October 28, 2010 prospectuses
	Fiscal	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	17.91%	17.79%	7.58%	9.31%	1.21%	1.21%

MOP	11.11%	11.01%	6.31%	8.67%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	17.44%	16.88%	6.82%	8.55%	1.96%	1.96%

CDSC	16.30%	15.74%	6.82%	8.55%

Perkins Small Cap Value Fund – Class D Shares(1)	18.05%	18.00%	7.84%	9.60%	0.96%	0.96%

Perkins Small Cap Value Fund – Class I Shares(1)	18.08%	18.13%	7.82%	9.59%	0.85%	0.85%

Perkins Small Cap Value Fund – Class L Shares(1)	18.12%	18.18%	8.06%	9.85%	1.06%	1.06%

Perkins Small Cap Value Fund – Class R Shares(1)	17.70%	17.36%	7.31%	9.07%	1.57%	1.57%

Perkins Small Cap Value Fund – Class S Shares(1)	17.86%	17.64%	7.58%	9.34%	1.32%	1.32%

Perkins Small Cap Value Fund – Class T Shares(1)	17.99%	17.87%	7.82%	9.59%	1.06%	1.06%

Russell 2000® Value Index	26.58%	24.50%	3.52%	8.42%

Lipper Quartile – Class T Shares	–	4th	1st	1st

Lipper Ranking – based on total returns for Small-Cap Core Funds	–	760/797	61/569	73/330

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

32 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Share and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective February 16, 2010, Perkins Small Cap Value Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares held in accounts directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Small Cap Value Fund–Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 23, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small

Janus Value Funds | 33

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class L Shares reflects the historical performance of Berger Small Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Institutional Shares into the Fund’s Class L Shares).

The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares (formerly named Class J Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Effective May 28, 2010, Perkins Small Cap Value Fund is closed to certain new investors. Please see current prospectus for details.

34 | DECEMBER 31, 2010

(unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,179.10	$6.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,174.90	$10.96

Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,180.50	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,181.30	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,181.70	$4.62

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,177.00	$8.78

Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,178.60	$7.41

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,179.80	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

†	Expenses are equal to the annualized expense ratio of 1.21% for Class A Shares, 2.00% for Class C Shares, 1.01% for Class D Shares, 0.90% for Class I Shares, 0.84% for Class L Shares, 1.60% for Class R Shares, 1.35% for Class S Shares and 1.10% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 35

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Common Stock – 82.5%
Apparel Manufacturers – 0.9%
1,350,000	Jones Apparel Group, Inc.	$20,979,000
400,000	Volcom, Inc.*	7,548,000
		28,527,000
Applications Software – 0.6%
475,000	Progress Software Corp.*	20,102,000
Building – Heavy Construction – 1.3%
1,100,000	Granite Construction, Inc.	30,173,000
1,100,000	Sterling Construction Co., Inc.*,£	14,344,000
		44,517,000
Building – Residential and Commercial – 0.6%
1,150,000	Ryland Group, Inc.	19,584,500
Building and Construction – Miscellaneous – 0.8%
1,800,000	Dycom Industries, Inc.*,£	26,550,000
Circuit Boards – 0.7%
1,550,000	TTM Technologies, Inc.*	23,110,500
Commercial Banks – 6.2%
417,204	Bank of Hawaii Corp.	19,696,201
1,700,000	First Midwest Bancorp, Inc.	19,584,000
900,000	Firstmerit Corp.	17,811,000
2,750,000	Glacier Bancorp, Inc.	41,552,500
575,000	Hancock Holding Co.	20,044,500
400,000	Iberiabank Corp.	23,652,000
1,850,000	TCF Financial Corp.	27,398,500
1,250,000	Texas Capital Bancshares, Inc.*	26,587,500
290,000	Trustmark Corp.	7,203,600
		203,529,801
Commercial Services – Finance – 1.8%
1,000,000	Global Payments, Inc.	46,210,000
900,000	Total System Services, Inc.	13,842,000
		60,052,000
Computer Services – 0.6%
1,000,000	SRA International, Inc.*	20,450,000
Computers – Integrated Systems – 2.2%
1,600,000	Diebold, Inc.	51,280,000
720,000	Jack Henry & Associates, Inc.	20,988,000
		72,268,000
Consulting Services – 1.1%
500,000	CRA International, Inc.*,£	11,755,000
125,000	MAXIMUS, Inc.	8,197,500
1,650,000	Navigant Consulting, Inc.*	15,180,000
		35,132,500
Containers – Paper and Plastic – 1.3%
800,000	Sonoco Products Co.	26,936,000
675,000	Temple-Inland, Inc.	14,337,000
		41,273,000
Cosmetics and Toiletries – 0.4%
350,000	Alberto-Culver Co.	12,964,000
Diagnostic Equipment – 1.5%
2,450,000	Immucor, Inc.*	48,583,500
Direct Marketing – 0.8%
2,000,000	Harte-Hanks, Inc.	25,540,000
Distribution/Wholesale – 0.6%
710,000	Owens & Minor, Inc.	20,895,300
Diversified Operations – 0.5%
400,000	Carlisle Cos., Inc.	15,896,000
Electronic Components – Semiconductors – 3.2%
1,550,000	Intersil Corp. – Class A	23,668,500
800,000	Microsemi Corp.*	18,320,000
1,194,228	Monolithic Power Systems, Inc.*	19,728,647
1,500,000	QLogic Corp.*	25,530,000
810,000	Semtech Corp.*	18,338,400
		105,585,547
Electronic Connectors – 0.7%
475,000	Thomas & Betts Corp.*	22,942,500
Electronic Parts Distributors – 1.6%
1,200,000	Tech Data Corp.*	52,824,000
Engineering – Research and Development Services – 1.7%
1,360,000	URS Corp.*	56,589,600
Enterprise Software/Services – 0.8%
1,800,000	Omnicell, Inc.*,£	26,010,000
Food – Baking – 1.8%
2,175,000	Flowers Foods, Inc.	58,529,250
Food – Retail – 0.8%
725,000	Ruddick Corp.	26,709,000
Footwear and Related Apparel – 1.1%
600,000	Skechers U.S.A., Inc. – Class A*	12,000,000
750,000	Wolverine World Wide, Inc.	23,910,000
		35,910,000
Forestry – 1.3%
1,350,000	Potlatch Corp.	43,942,500
Golf – 0.8%
3,200,000	Callaway Golf Co.	25,824,000
Industrial Automation and Robotics – 0.3%
320,000	Cognex Corp.	9,414,400
Instruments – Scientific – 0.9%
1,135,000	PerkinElmer, Inc.	29,305,700
Insurance Brokers – 0.5%
750,000	Brown & Brown, Inc.	17,955,000
Internet Security – 0.3%
375,000	Blue Coat Systems Inc*	11,201,250
Internet Telephony – 1.1%
1,200,000	J2 Global Communications, Inc.	34,740,000
Machinery – Electrical – 0.6%
480,000	Franklin Electric Co. Inc.	18,681,600
Machinery – General Industrial – 1.1%
900,000	Albany International Corp. – Class A	21,321,000
300,000	Wabtec Corp.	15,867,000
		37,188,000
Medical – Biomedical and Genetic – 1.6%
1,500,000	Charles River Laboratories International, Inc.*	53,310,000
Medical Imaging Systems – 0.4%
872,197	Vital Images, Inc.*,£	12,193,314

See Notes to Schedules of Investments and Financial Statements.

36 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Medical Instruments – 0.6%
1,300,000	Angiodynamics, Inc.*,£	$19,981,000
Medical Labs and Testing Services – 1.5%
875,000	Covance, Inc.*	44,983,750
250,000	Genoptix, Inc.*,£	4,755,000
		49,738,750
Medical Laser Systems – 0.1%
385,000	LCA-Vision, Inc.*	2,213,750
Medical Products – 1.4%
1,300,000	PSS World Medical, Inc.*	29,380,000
425,000	West Pharmaceutical Services, Inc.	17,510,000
		46,890,000
Medical Sterilization Products – 1.3%
1,200,000	STERIS Corp.	43,752,000
Metal Processors and Fabricators – 1.5%
1,250,000	Kaydon Corp.	50,900,000
Miscellaneous Manufacturing – 0.4%
750,000	Movado Group, Inc.*,£	12,105,000
Multi-Line Insurance – 1.4%
3,300,000	Old Republic International Corp.	44,979,000
Oil – Field Services – 0.7%
900,000	PAA Natural Gas Storage L.P.	22,446,000
Oil Companies – Exploration and Production – 4.7%
825,000	Bill Barrett Corp.*	33,932,250
1,100,000	Cabot Oil & Gas Corp.	41,635,000
1,530,000	Comstock Resources, Inc.*	37,576,800
1,150,000	Forest Oil Corp.*	43,665,500
		156,809,550
Paper and Related Products – 1.6%
2,511,538	Glatfelter£	30,816,571
440,000	Rayonier, Inc.	23,108,800
		53,925,371
Pharmacy Services – 0.8%
1,100,000	Omnicare, Inc.	27,929,000
Pipelines – 1.5%
800,000	Niska Gas Storage Partners LLC	15,960,000
1,100,000	Western Gas Partners L.P.	33,330,000
		49,290,000
Poultry – 0.7%
550,000	Sanderson Farms, Inc.	21,532,500
Property and Casualty Insurance – 3.1%
1,050,000	HCC Insurance Holdings, Inc.	30,387,000
250,000	Infinity Property & Casualty Corp.	15,450,000
900,000	Navigators Group (The), Inc.*,£	45,315,000
200,000	RLI Corp.	10,514,000
		101,666,000
Real Estate Operating/Development – 1.0%
1,550,000	St. Joe Co.*	33,867,500
REIT – Hotels – 0.8%
2,250,000	DiamondRock Hospitality Co.*	27,000,000
REIT – Mortgage – 0.9%
1,925,000	Redwood Trust, Inc.	28,740,250
REIT – Office Property – 2.4%
2,000,000	Government Properties Income Trust£	53,580,000
800,000	Mack-Cali Realty Corp.	26,448,000
		80,028,000
Rental Auto/Equipment – 0.6%
1,050,000	Aaron Rents, Inc.	21,409,500
Retail – Apparel and Shoe – 0.8%
1,500,000	American Eagle Outfitters, Inc.	21,945,000
1,000,000	bebe Stores, Inc.	5,960,000
		27,905,000
Retail – Convenience Stores – 0.4%
325,000	Casey’s General Stores, Inc.	13,815,750
Retail – Leisure Products – 0.3%
1,000,000	MarineMax, Inc.*	9,350,000
Retail – Pet Food and Supplies – 0.5%
400,000	PetSmart, Inc.	15,928,000
Retail – Propane Distribution – 0.7%
550,000	Inergy L.P.	21,582,000
Retail – Restaurants – 0.4%
450,000	Bob Evans Farms	14,832,000
Savings/Loan/Thrifts – 4.8%
3,750,000	First Niagara Financial Group, Inc.	52,425,000
2,150,000	NewAlliance Bancshares, Inc.	32,207,000
1,998,700	Provident Financial Services, Inc.	30,240,331
2,550,000	Washington Federal, Inc.	43,146,000
		158,018,331
Semiconductor Equipment – 0.6%
800,000	MKS Instruments, Inc.*	19,592,000
Telecommunication Services – 0.4%
2,000,000	Premiere Global Services, Inc.*	13,600,000
Tools – Hand Held – 0.5%
270,000	Snap-On, Inc.	15,276,600
Transportation – Marine – 1.3%
1,000,000	Kirby Corp.*	44,050,000
Transportation – Railroad – 0.6%
440,000	Kansas City Southern*	21,058,400
Wire and Cable Products – 0.5%
450,000	Belden, Inc.	16,569,000
X-Ray Equipment – 1.2%
2,150,000	Hologic, Inc.*	40,463,000

Total Common Stock (cost $2,283,507,698)		2,725,074,014

Repurchase Agreements – 17.6%
$350,000,000	Credit Agricole, New York Branch, 0.1200% dated 12/31/10, maturing 1/3/11 to be repurchased at $350,003,500 collateralized by $293,123,113 in U.S. Treasuries 0.7500%-8.7500%,11/30/11-1/15/27 with a value of $357,000,011	350,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 37

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

$131,803,000	ING Financial Markets LLC, 0.0800% dated 12/31/10, maturing 1/3/11 to be repurchased at $131,803,879 collateralized by $133,689,917 in U.S. Treasuries 0.0000%-3.3750%,3/10/11-4/15/32 with a value of $134,439,950	$131,803,000
100,000,000	RBC Capital Markets Corp., 0.1500% dated 12/31/10, maturing 1/3/11 to be repurchased at $100,001,250 collateralized by $101,072,943 in U.S. Treasuries 0.0000%-2.3750%,3/10/11-2/28/15 with a value of $102,000,012	100,000,000

Total Repurchase Agreements (cost $581,803,000)		581,803,000

Total Investments (total cost $2,865,310,698) – 100.1%		3,306,877,014

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(2,284,161)

Net Assets – 100%		$3,304,592,853

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$3,306,877,014	100.0%

Total	$3,306,877,014	100.0%

††	Includes Cash Equivalents (82.4% excluding Cash Equivalents). Cash equivalents include investments in overnight repurchase agreements.

See Notes to Schedules of Investments and Financial Statements.

38 | DECEMBER 31, 2010

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
We believe in the timeless adage of power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of, undervalued stocks and fixed income securities.
Managed by Perkins Investment Management LLC

Performance Overview

Since its launch on July 30, 2010 and through December 31, 2010, Perkins Value Plus Income Fund’s Class I Shares returned 9.36%, outperforming the Value Income Index, which returned 7.05%. The Value Income Index, which is the Fund’s secondary benchmark, is a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%). The Russell 1000 Value Index, the Fund’s primary benchmark, returned 14.02% over the same period while the Fund’s other secondary benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted an 8.00% gain during the period.

Market Environment

U.S. equity markets had a relatively strong second half of 2010 amid improving economic data and the Federal Reserve’s (Fed) quantitative easing (QE2). Large-cap value underperformed the general market while small-cap growth led as investors were attracted to riskier segments of the market. Materials and energy stocks were among the top performing sectors as commodity prices continued to head higher. On the other side, traditionally more defensive sectors, such as health care and utilities underperformed. The greater appetite for risk portrayed within equity markets was echoed within fixed income as high-yield bonds outperformed. Strong corporate health continued to support valuations among equities while contributing to the narrowing of spreads within corporate credit.

Fears of inflation have put many bond investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Federal Reserve (Fed) would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We also believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Fund accordingly.

Portfolio Overview

Our overweighting to equities (54% at period end) combined with our underweighting to fixed income (38%) provided a boost to returns compared to the Value Income Index while our relatively high cash balance of just over 7% held back relative results. Our equity weighting was at the upper end of our 40%-60% range.

Our equity sleeve in aggregate outperformed the Russell 1000 Value Index. This outperformance was driven largely by our holdings within financials, health care and consumer-related sectors. Meanwhile, our energy holdings underperformed. On the fixed income side relative to the Barclays Capital U.S. Aggregate Bond Index our selections within corporate credit were the largest drivers of this sleeve’s outperformance during the period. Our U.S. Treasuries underweighting and focus on shorter maturities also aided relative results while our zero exposure to mortgage-backed securities (MBS) hurt comparable returns. As we manage the fixed income sleeve with a greater emphasis on corporate credit, we maintained a significant overweighting in credit relative to the Barclays Capital U.S. Aggregate Bond Index (69% vs.

Janus Value Funds | 39

Perkins Value Plus Income Fund (unaudited)

23%), while maintaining an underweight in U.S. Treasuries (16% vs. 33%) through period end.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are relative returns, and therefore, are focused on the long term. Our emphasis on determining the potential downside or risk of an opportunity, both within fixed income and equities, has served us well in challenging market environments.

Equity Contributors

Within materials, copper producer Freeport-McMoRan rebounded off mid-year depressed levels to lead among individual equity contributors. Like many commodity prices, copper continued its trend higher given high emerging market demand, particularly from China. Freeport benefited as it is one of the few direct plays. The company is a low cost producer, has a solid balance sheet and robust free cash flow in our view.

The telecommunication services sector significantly outperformed the broader market early in the period, with AT&T, Inc. providing the best performance among our stocks in this area. AT&T remains a core holding given its historically stable dividend, strong free cash flow generation, and attractive valuation.

Fixed Income Contributors

Our holdings in First Data Corp., a processor of financial transactions, topped the list of individual out performers within the Fund’s fixed income sleeve. As a processor of credit card transactions, First Data is leveraged to consumer spending, which saw steady improvement during the period including fourth quarter holiday sales. The bond market responded well as company was able to extend a significant portion of its fixed bond maturity profile past 2020, allowing them the space to grow into their highly levered capital structure.

Equity Detractors

H&R Block, Inc., a provider of tax, banking and consulting services, struggled as it dealt with management turnover and concerns it may be on the hook to repurchase some subprime mortgages tied to its mortgage division, which was sold in 2008. We exited our small position in the name as we became increasingly uncomfortable with the company’s potential downside risk.

Hewlett-Packard was weaker in the period due to the management turnover in the CEO role and because the company embarked on a couple of acquisitions that appear to be expensive. While we believe the balance sheet and free cash flows are rather healthy, and valuation is compelling, the lack of leadership at the top, and the expensive acquisitions announced in the third quarter, led us to maintain only a small position in the name.

Fixed Income Detractors

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this regional provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. Investors grew impatient with Regions’ slower-than-expected pace of recovery. Management subsequently surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, Regions was downgraded by a rating agency and the bonds underperformed. It was clear to us our investment thesis was compromised and we subsequently exited the position.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in call and put options on equities in an attempt to hedge risk and generate additional income for the Fund. We sometimes sell calls on portions of existing long equity holdings. We do this at stock prices at which we’d be willing to trim the securities. We may also write puts at strike prices at which we would be willing to buy the stock. The option trades are initiated to generate income based on fundamental research and our view of risk and volatility. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

After having disappointing growth in the middle of the year, the economy has shown signs of reaccelerating. Average forecasts of real Gross Domestic Product (GDP) growth in 2011 have moved up from the 2.5% area to 3.0-3.5%. This is the result of the Federal Reserve (Fed) announcing a second phase of monetary easing (QE2) and, most recently, a two year extension of the Bush tax cuts. While these measures will likely be stimulative in the near term, it is debatable as to whether they will have a longer lasting significantly constructive impact. The more optimistic view would be that these measures foster increased consumer and business confidence and build a sustained economic momentum. Additionally in the

40 | DECEMBER 31, 2010

(unaudited)

aftermath of the November elections, Congress and the Administration are likely to be more business friendly.

Balancing these positives are the longer term challenges of deficits, deleveraging, and international economic and political imbalances. Valuations could be restrained by the unlikely sustainability of monetary and fiscal policies that are temporarily supporting the economy. The duration of this “easy money” could be in doubt given the inflationary pressures seen in a broad range of commodities, from oil to cotton, during 2010.

One of the stated goals of QE2 is to pump up the stock market which creates wealth and confidence that could stimulate the economy. It also has been designed to rein in higher rates and allow businesses and consumers to refinance. On both scores to date, the Fed has been somewhat successful as the stock market has had a strong response and balance sheet deleveraging has continued. Earnings growth has been above expectations and earnings of the S&P 500 Index should be about $85 per share for 2010. With the stronger economy, further gains could put the S&P’s net earnings at $95 per share in 2011. Thus stocks are selling at a reasonable 13x to 14x expected 2011 earnings in our view.

In light of the bond market’s focus on inflation expectations, investors may begin to see notable divergences in the risk/reward profiles of fixed income. We believe one of the greatest and most under-appreciated risks relates to duration extension of the indices and thus an increase in overall interest rate risk. (Duration measures a bond’s sensitivity to changes in interest rates). The Barclays Capital U.S. Aggregate Bond index duration increased 15% from 4.21 to 4.85 years over the last six months of 2010 with the most significant change coming from its MBS component increasing 83% from 2.18 to 3.99 years. A slowdown in mortgage prepayments and upward movement in interest rates fueled the rise, along with increased issuance of U.S. government debt. This extension in duration increases risk across much of the fixed income spectrum, in our opinion. However, investors who use passive strategies linked to a benchmark are particularly exposed to the market’s increased risk profile.

Fortunately, we have the flexibility to allocate into areas where we think the risk/reward profile is more attractive. Though concerns about rising Treasury rates are timely, we do not believe all fixed income sectors are doomed to negative returns in 2011. For example, we continue to see considerable opportunity in corporate credits. In the investment grade arena, we believe there is ample room for spreads to tighten. In addition, the added yield associated with owning credit can offset some of the volatility in underlying interest rates. We also feel high yield corporate debt offers opportunities, particularly in shorter-duration offerings. There is additional return potential in lower quality debt and we are selectively stepping down the quality spectrum where corporate strength is evident. This enforces our emphasis on credit selection, which we think is critical to driving returns in this volatile and uncertain market.

Working together, we strive to position the Fund to deliver monthly income and capital appreciation in a balanced portfolio that leverages the strengths of the Perkins team and Janus Fixed Income team.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 41

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Holdings

Contribution

Freeport-McMoRan Copper & Gold, Inc. – Class B	0.44%
AT&T, Inc.	0.43%
Koppers Holdings, Inc.	0.41%
Devon Energy Corp.	0.33%
Pfizer, Inc.	0.32%

5 Bottom Performers – Holdings

Contribution

H&R Block, Inc.	–0.11%
Hewlett-Packard Co.	–0.09%
Inergy L.P.	–0.08%
Entergy Corp.	–0.06%
Spectra Energy Partners L.P.	–0.03%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	2.87%	21.79%	27.41%
Energy	2.77%	10.75%	11.60%
Health Care	2.11%	12.43%	13.08%
Consumer Discretionary	1.78%	8.04%	7.63%
Consumer Staples	1.69%	12.07%	10.32%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.24%	3.24%	7.29%
Telecommunication Services	0.95%	5.86%	5.19%
Materials	1.05%	4.38%	3.02%
Industrials	1.42%	10.07%	8.93%
Information Technology	1.62%	11.38%	5.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

42 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

AT&T, Inc. Telephone – Integrated	1.4%
First Niagara Financial Group, Inc. Savings/Loan/Thrifts	1.0%
Pfizer, Inc. Medical – Drugs	0.9%
General Electric Co. Diversified Operations	0.9%
Medtronic, Inc. Medical Instruments	0.9%

5.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

Janus Value Funds | 43

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2010		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	9.28%	1.90%	1.01%

MOP	3.00%

Perkins Value Plus Income Fund – Class C Shares

NAV	8.96%	2.67%	1.76%

CDSC	7.88%

Perkins Value Plus Income Fund – Class D Shares(1)	9.34%	1.66%	0.88%

Perkins Value Plus Income Fund – Class I Shares	9.36%	1.56%	0.76%

Perkins Value Plus Income Fund – Class S Shares	9.17%	2.04%	1.26%

Perkins Value Plus Income Fund – Class T Shares	9.28%	1.79%	1.01%

Russell 1000® Value Index	14.02%

Barclays Capital U.S. Aggregate Bond Index	8.00%

Value Income Index	7.05%

Lipper Quartile – Class I Shares	–

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

44 | DECEMBER 31, 2010

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, short sales and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,092.80	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$4.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,089.60	$8.03

Hypothetical (5% return before expenses)	$1,000.00	$1,013.55	$7.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,093.40	$4.40

Hypothetical (5% return before expenses)	$1,000.00	$1,017.03	$4.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,093.60	$3.96

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,091.70	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$5.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/30/10)	(12/31/10)	(7/30/10 - 12/31/10)†

Actual	$1,000.00	$1,092.80	$4.75

Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$4.58

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.81% for Class C Shares, 0.99% for Class D Shares, 0.89% for Class I Shares, 1.32% for Class S Shares and 1.07% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital. Actual expenses paid reflect only the inception period (July 30, 2010 to December 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ration multiplied by the average account value over the period multiplied by 155/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period).

46 | DECEMBER 31, 2010

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 1.1%
Aerospace and Defense – 0.2%
$60,000	TransDigm Group Inc. 5.0000%, 12/6/16‡	$60,538
Automotive – Cars and Light Trucks – 0.3%
77,471	Ford Motor Co. 3.0200%, 12/15/13‡	55,142
22,204	Ford Motor Co. 3.0400%, 12/15/13‡	22,154
		77,296
Retail – Apparel and Shoe – 0.4%
32,511	Phillips-Van Heusen Corp. 0%, 5/6/16 (a),‡	32,909
79,339	Phillips-Van Heusen Corp. 4.7500%, 5/6/16‡	80,311
		113,220
Retail – Restaurants – 0.2%
2,643	DineEquity, Inc. 0%, 10/19/17 (a),‡	2,680
24,595	DineEquity, Inc. 6.0000%, 10/19/17‡	55,363
		58,043

Total Bank Loans (cost $308,103)		309,097

Common Stock – 54.1%
Aerospace and Defense – 0.4%
2,500	Raytheon Co.	115,850
Aerospace and Defense – Equipment – 0.2%
700	United Technologies Corp.	55,104
Apparel Manufacturers – 0.5%
5,000	Jones Apparel Group, Inc.	77,700
800	VF Corp.	68,944
		146,644
Applications Software – 0.8%
8,000	Microsoft Corp.	223,360
Beverages – Non-Alcoholic – 1.0%
1,900	Coca-Cola Co.	124,963
2,300	PepsiCo, Inc.	150,259
		275,222
Brewery – 0.3%
1,900	Molson Coors Brewing Co. – Class B	95,361
Cable Television – 0.4%
5,500	Comcast Corp. – Class A	120,835
Cellular Telecommunications – 1.3%
6,500	SK Telecom Co. Ltd. (ADR)	121,095
9,000	Vodafone Group PLC	237,870
		358,965
Commercial Banks – 2.5%
1,500	Bank of Hawaii Corp.	70,815
6,000	BB&T Corp.	157,740
10,500	Glacier Bancorp, Inc.	158,655
1,500	Iberiabank Corp.	88,695
1,400	M&T Bank Corp.	121,870
3,500	Trustmark Corp.	86,940
		684,715
Commercial Services – Finance – 1.3%
2,700	Paychex, Inc.	83,457
5,400	Total System Services, Inc.	83,052
10,500	Western Union Co.	194,985
		361,494
Computer Services – 0.8%
1,000	Accenture, Ltd. – Class A (U.S. Shares)	48,490
1,200	International Business Machines Corp.	176,112
		224,602
Computers – 0.2%
1,200	Hewlett-Packard Co.	50,520
Computers – Integrated Systems – 0.3%
1,200	Diebold, Inc.	38,460
1,200	Jack Henry & Associates, Inc.	34,980
		73,440
Consumer Products – Miscellaneous – 0.2%
800	Kimberly-Clark Corp.	50,432
Containers – Metal and Glass – 0.5%
2,300	Greif, Inc.	142,370
Containers – Paper and Plastic – 0.6%
3,200	Packaging Corp. of America	82,688
4,100	Temple-Inland, Inc.	87,084
		169,772
Direct Marketing – 0.4%
8,000	Harte-Hanks, Inc.	102,160
Distribution/Wholesale – 0.2%
2,200	Owens & Minor, Inc.	64,746
Diversified Banking Institutions – 0.6%
4,000	JPMorgan Chase & Co.	169,680
Diversified Operations – 2.9%
600	3M Co.	51,780
1,500	Carlisle Cos., Inc.	59,610
13,600	General Electric Co.	248,744
2,500	Illinois Tool Works, Inc.	133,500
4,500	Koppers Holdings, Inc.	161,010
3,500	Tyco International, Ltd. (U.S. Shares)	145,040
		799,684
Electric – Integrated – 1.4%
1,800	Entergy Corp.	127,494
7,500	PPL Corp.	197,400
1,800	Public Service Enterprise Group, Inc.	57,258
		382,152
Electronic Components – Miscellaneous – 0.4%
4,000	Garmin, Ltd.	123,960
Electronic Components – Semiconductors – 1.4%
10,000	Intel Corp.	210,300
3,500	Intersil Corp. – Class A	53,445
4,000	Xilinx, Inc.	115,920
		379,665
Finance – Investment Bankers/Brokers – 0.3%
2,300	Raymond James Financial, Inc.	75,210
Food – Baking – 0.5%
5,500	Flowers Foods, Inc.	148,005

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 47

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 2.3%
10,000	ConAgra Foods, Inc.	$225,800
1,800	General Mills, Inc.	64,062
3,400	Kellogg Co.	173,672
1,000	Kraft Foods, Inc. – Class A	31,510
5,000	Unilever PLC (ADR)	154,400
		649,444
Food – Retail – 0.3%
3,500	Kroger Co.	78,260
Food – Wholesale/Distribution – 0.3%
3,000	Sysco Corp.	88,200
Forestry – 0.2%
1,800	Potlatch Corp.	58,590
Gas – Distribution – 0.3%
2,400	AGL Resources, Inc.	86,040
Instruments – Scientific – 0.2%
2,700	PerkinElmer, Inc.	69,714
Investment Management and Advisory Services – 0.3%
3,400	INVESCO, Ltd.	81,804
Machinery – General Industrial – 0.5%
6,000	Albany International Corp. – Class A	142,140
Medical – Drugs – 3.2%
4,000	Abbott Laboratories	191,640
1,400	Eli Lilly & Co.	49,056
2,300	Merck & Co., Inc.	82,892
3,800	Novartis A.G.	224,010
14,500	Pfizer, Inc.	253,895
2,600	Roche Holding A.G. (ADR)	95,290
		896,783
Medical – HMO – 0.3%
2,000	UnitedHealth Group, Inc.	72,220
Medical – Wholesale Drug Distributors – 0.4%
1,200	Cardinal Health, Inc.	45,972
1,000	McKesson Corp.	70,380
		116,352
Medical Instruments – 1.0%
600	Beckman Coulter, Inc.	45,138
6,500	Medtronic, Inc.	241,085
		286,223
Medical Products – 1.8%
1,600	Baxter International, Inc.	80,992
1,500	Becton, Dickinson and Co.	126,780
3,100	Covidien PLC (U.S. Shares)	141,546
1,200	Johnson & Johnson	74,220
1,800	West Pharmaceutical Services, Inc.	74,160
		497,698
Metal – Copper – 0.3%
600	Freeport-McMoRan Copper & Gold, Inc. – Class B**	72,054
Metal Processors and Fabricators – 0.2%
1,300	Kaydon Corp.	52,936
Multi-Line Insurance – 0.9%
5,600	Allstate Corp.	178,528
5,300	Old Republic International Corp.	72,239
		250,767
Multimedia – 0.5%
4,500	Time Warner, Inc.	144,765
Networking Products – 0.6%
9,000	Cisco Systems, Inc.*	182,070
Non-Hazardous Waste Disposal – 0.7%
6,500	Republic Services, Inc.	194,090
Office Automation and Equipment – 0.3%
3,500	Pitney Bowes, Inc.	84,630
Oil – Field Services – 0.1%
500	Schlumberger, Ltd. (U.S. Shares)	41,750
Oil Companies – Exploration and Production – 2.7%
1,100	Cabot Oil & Gas Corp.	41,635
2,700	Devon Energy Corp.	211,977
4,100	EQT Corp.	183,844
1,300	Noble Energy, Inc.**	111,904
1,000	Occidental Petroleum Corp.	98,100
2,900	Southwestern Energy Co.*	108,547
		756,007
Oil Companies – Integrated – 2.2%
2,300	Chevron Corp.	209,875
2,000	ConocoPhillips	136,200
2,000	Exxon Mobil Corp.	146,240
3,600	Marathon Oil Corp.	133,308
		625,623
Paper and Related Products – 0.8%
9,500	Glatfelter	116,565
2,000	Rayonier, Inc.	105,040
		221,605
Pipelines – 0.4%
4,500	Spectra Energy Corp.	112,455
Property and Casualty Insurance – 0.4%
1,000	Chubb Corp.	59,640
800	Travelers Cos., Inc.	44,568
		104,208
Reinsurance – 1.2%
5,000	Alterra Capital Holdings, Ltd.	108,200
700	Everest Re Group, Ltd.	59,374
2,000	PartnerRe, Ltd.	160,700
		328,274
REIT – Apartments – 0.2%
500	Avalonbay Communities, Inc.	56,275
REIT – Health Care – 0.3%
2,500	Nationwide Health Properties, Inc.	90,950
REIT – Mortgage – 0.4%
2,900	Annaly Mortgage Management, Inc.	51,968
4,700	Redwood Trust, Inc.	70,171
		122,139
REIT – Office Property – 1.0%
2,800	BioMed Realty Trust, Inc.	52,220
2,500	Corporate Office Properties	87,375
2,600	Government Properties Income Trust	69,654
2,000	Mack-Cali Realty Corp.	66,120
		275,369
REIT – Regional Malls – 0.1%
700	Taubman Centers, Inc.	35,336

See Notes to Schedules of Investments and Financial Statements.

48 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

REIT – Warehouse and Industrial – 0.3%
2,500	AMB Property Corp.	$79,275
Retail – Apparel and Shoe – 0.7%
4,200	American Eagle Outfitters, Inc.	61,446
6,000	Gap, Inc.	132,840
		194,286
Retail – Consumer Electronics – 0.2%
1,300	Best Buy Co., Inc.	44,577
Retail – Discount – 0.8%
1,700	Target Corp.	102,221
2,400	Wal-Mart Stores, Inc.	129,432
		231,653
Retail – Drug Store – 0.6%
4,000	CVS Caremark Corp.	139,080
1,100	Walgreen Co.	42,856
		181,936
Retail – Restaurants – 0.3%
1,300	Bob Evans Farms	42,848
500	McDonald’s Corp.	38,380
		81,228
Savings/Loan/Thrifts – 1.2%
1,815	Capitol Federal Financial	21,616
19,700	First Niagara Financial Group, Inc.	275,406
3,000	Provident Financial Services, Inc.	45,390
		342,412
Semiconductor Equipment – 0.8%
15,000	Applied Materials, Inc.	210,750
Soap and Cleaning Preparations – 0.2%
1,000	Church & Dwight Co., Inc.	69,020
Super-Regional Banks – 2.0%
3,300	PNC Financial Services Group, Inc.	200,376
2,500	SunTrust Banks, Inc.	73,775
3,000	U.S. Bancorp.	80,910
6,500	Wells Fargo & Co.	201,435
		556,496
Telephone – Integrated – 1.6%
12,900	AT&T, Inc.**	379,002
1,500	CenturyLink, Inc.	69,255
		448,257
Tobacco – 0.5%
2,600	Altria Group, Inc.	64,012
1,300	Philip Morris International, Inc.	76,089
		140,101
Tools – Hand Held – 0.2%
800	Snap-On, Inc.	45,264
Toys – 0.2%
1,700	Mattel, Inc.	43,231
Transportation – Railroad – 0.2%
700	Norfolk Southern Corp.	43,974
Transportation – Services – 0.3%
1,100	United Parcel Service, Inc. – Class B	79,838
Wireless Equipment – 0.2%
900	QUALCOMM, Inc.	44,541

Total Common Stock (cost $13,615,944)		15,105,558

Corporate Bonds – 29.3%
Agricultural Chemicals – 0.3%
$23,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	22,416
50,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	51,500
		73,916
Apparel Manufacturers – 0.4%
100,000	Levi Strauss & Co. 7.6250%, 5/15/20	103,250
Automotive – Cars and Light Trucks – 0.9%
50,000	Daimler Finance North America LLC 6.5000%, 11/15/13	56,603
176,000	Ford Motor Co. 7.4500%, 7/16/31	188,540
		245,143
Automotive – Truck Parts and Equipment – Original – 0.2%
50,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	55,875
Beverages – Non-Alcoholic – 0.7%
111,000	The Coca-Cola Co. 0.7500%, 11/15/13	109,562
77,000	The Coca-Cola Co. 1.5000%, 11/15/15	73,908
		183,470
Brewery – 0.4%
50,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	57,180
50,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	62,217
		119,397
Building Products – Cement and Aggregate – 0.5%
17,000	CRH America, Inc. 4.1250%, 1/15/16	16,891
23,000	CRH America, Inc. 8.1250%, 7/15/18	26,586
62,000	CRH America, Inc. 5.7500%, 1/15/21	61,294
25,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	25,961
		130,732
Cable Television – 0.2%
50,000	Comcast Corp. 5.1500%, 3/1/20	52,517
Cellular Telecommunications – 0.2%
50,000	Sprint Nextel Corp. 8.3750%, 8/15/17	53,625
Chemicals – Diversified – 1.0%
50,000	Dow Chemical Co. 7.6000%, 5/15/14	57,669
58,000	Dow Chemical Co. 8.5500%, 5/15/19	72,688

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 49

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Chemicals – Diversified – (continued)

$45,000	Dow Chemical Co. 4.2500%, 11/15/20	$43,106
100,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	110,625
		284,088
Chemicals – Specialty – 0.2%
47,000	Ashland, Inc. 9.1250%, 6/1/17	54,168
Coal – 0%
7,000	Peabody Energy Corp. 6.5000%, 9/15/20	7,473
Commercial Banks – 1.6%
110,000	CIT Group, Inc. 7.0000%, 5/1/13	112,200
50,000	CIT Group, Inc. 7.0000%, 5/1/15	50,125
100,000	CIT Group, Inc. 7.0000%, 5/1/17	100,250
72,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	70,778
56,000	SVB Financial Group 5.3750%, 9/15/20	53,849
50,000	Zions Bancorp. 7.7500%, 9/23/14	52,125
		439,327
Computer Services – 0.2%
60,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	63,673
Containers – Metal and Glass – 0.1%
30,000	Ball Corp. 5.7500%, 5/15/21	29,025
Data Processing and Management – 0.7%
100,000	First Data Corp. 11.2500%, 3/31/16	87,500
37,000	Fiserv, Inc. 3.1250%, 10/1/15	36,637
66,000	Fiserv, Inc. 4.6250%, 10/1/20	64,105
		188,242
Diversified Banking Institutions – 2.7%
60,000	Bank of America Corp. 5.6250%, 7/1/20	61,170
50,000	Citigroup, Inc. 5.0000%, 9/15/14	51,724
60,000	Citigroup, Inc. 4.7500%, 5/19/15	62,826
101,000	Citigroup, Inc. 5.3750%, 8/9/20	104,940
100,000	GMAC, Inc. 6.8750%, 9/15/11	102,750
125,000	GMAC, Inc. 8.0000%, 11/1/31	134,687
75,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	77,502
50,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	55,837
25,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	24,606
75,000	Morgan Stanley 5.6250%, 9/23/19	76,476
		752,518
Diversified Financial Services – 1.2%
50,000	General Electric Capital Corp. 4.8000%, 5/1/13	53,454
50,000	General Electric Capital Corp. 6.0000%, 8/7/19	55,630
150,000	General Electric Capital Corp. 5.5000%, 1/8/20	160,423
48,000	General Electric Capital Corp. 6.8750%, 1/10/39	55,472
		324,979
Diversified Minerals – 0.3%
59,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	60,475
9,000	Teck Resources, Ltd. 10.2500%, 5/15/16	11,137
18,000	Vale Overseas, Ltd. 4.6250%, 9/15/20	17,822
		89,434
Electric – Integrated – 0.7%
22,000	CMS Energy Corp. 8.5000%, 4/15/11	22,425
32,000	CMS Energy Corp. 4.2500%, 9/30/15	31,686
22,000	CMS Energy Corp. 5.0500%, 2/15/18	21,753
31,000	Public Service Co. of Colorado 3.2000%, 11/15/20	29,229
100,000	Xcel Energy, Inc. 4.7000%, 5/15/20	102,950
		208,043
Electronic Components – Semiconductors – 0.5%
50,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	53,000
32,000	National Semiconductor Corp. 3.9500%, 4/15/15	32,591
59,000	National Semiconductor Corp. 6.6000%, 6/15/17	65,181
		150,772
Electronic Measuring Instruments – 0.2%
60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	60,703
Electronics – Military – 0.5%
100,000	L-3 Communications Corp. 6.3750%, 10/15/15	103,000
15,000	L-3 Communications Corp. 5.2000%, 10/15/19	15,249
24,000	L-3 Communications Corp. 4.7500%, 7/15/20	23,580
		141,829

See Notes to Schedules of Investments and Financial Statements.

50 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Finance – Auto Loans – 0.2%
$50,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	$51,677
7,000	Hyundai Capital America 3.7500%, 4/6/16 (144A)	6,875
		58,552
Finance – Credit Card – 0.4%
50,000	American Express Co. 6.8000%, 9/1/66‡	49,500
50,000	American Express Credit Co. 7.3000%, 8/20/13	56,343
		105,843
Finance – Investment Bankers/Brokers – 0.5%
50,000	Charles Schwab Corp. 4.4500%, 7/22/20	49,807
31,000	Jefferies Group, Inc. 3.8750%, 11/9/15	30,470
21,000	Lazard Group LLC 7.1250%, 5/15/15	22,613
50,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	51,722
		154,612
Food – Meat Products – 0.4%
100,000	Tyson Foods, Inc. 7.3500%, 4/1/16	109,688
Food – Miscellaneous/Diversified – 0.7%
44,000	Corn Products International, Inc. 3.2000%, 11/1/15	44,134
35,000	Corn Products International, Inc. 6.6250%, 4/15/37	36,586
50,000	Kraft Foods, Inc. 5.3750%, 2/10/20	53,813
50,000	Kraft Foods, Inc. 6.5000%, 2/9/40	56,032
		190,565
Gambling – Non-Hotel – 0.2%
50,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	48,625
Hotels and Motels – 0.8%
18,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	18,827
50,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	54,661
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	54,750
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	55,250
28,000	Wyndham Worldwide Corp. 5.7500%, 2/1/18	28,471
		211,959
Investment Management and Advisory Services – 0.4%
50,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	52,603
50,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	52,000
		104,603
Medical – Biomedical and Genetic – 0.2%
26,000	Celgene Corp. 2.4500%, 10/15/15	25,255
37,000	Celgene Corp. 3.9500%, 10/15/20	35,177
		60,432
Medical – Drugs – 0.1%
25,000	Abbott Laboratories 4.1250%, 5/27/20	25,418
Medical – Hospitals – 0.6%
50,000	HCA, Inc. 9.2500%, 11/15/16	53,344
100,000	HCA, Inc. 7.2500%, 9/15/20	104,500
		157,844
Metal – Copper – 0.2%
50,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	55,313
Multi-Line Insurance – 0.7%
39,000	American International Group, Inc. 6.4000%, 12/15/20	40,919
50,000	MetLife, Inc. 7.7170%, 2/15/19	61,387
100,000	MetLife, Inc. 4.7500%, 2/8/21	102,102
		204,408
Multimedia – 0.3%
49,000	NBC Universal, Inc. 2.8750%, 4/1/16 (144A)	47,871
28,000	NBC Universal, Inc. 5.9500%, 4/1/41 (144A)	27,997
		75,868
Oil and Gas Drilling – 0.2%
64,000	Nabors Industries, Inc. 5.0000%, 9/15/20 (144A)	62,083
Oil Companies – Exploration and Production – 0.4%
50,000	Forest Oil Corp. 8.0000%, 12/15/11	52,250
50,000	Forest Oil Corp. 8.5000%, 2/15/14	54,625
		106,875
Oil Companies – Integrated – 0.3%
60,000	BP Capital Markets PLC 3.1250%, 10/1/15	59,959
28,000	BP Capital Markets PLC 4.5000%, 10/1/20	27,932
		87,891
Oil Refining and Marketing – 0.3%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	56,086
41,000	NuStar Logistics L.P. 4.8000%, 9/1/20	39,764
		95,850
Paper and Related Products – 0.2%
59,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	58,332

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 51

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Pipelines – 1.5%
$50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	$53,562
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	36,392
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	52,460
19,000	Energy Transfer Equity L.P. 7.5000%, 10/15/20	19,570
50,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	55,066
50,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	50,625
50,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	51,664
72,000	TransCanada Pipelines, Ltd. 3.8000%, 10/1/20	70,259
39,000	Williams Partners L.P. 4.1250%, 11/15/20	36,940
		426,538
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	6,045
Publishing – Periodicals – 0.2%
58,000	United Business Media Ltd. 5.7500%, 11/3/20 (144A)	55,683
Radio – 0.2%
50,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15 (144A)	54,125
Real Estate Management/Services – 0.2%
39,000	AMB Property L.P. 4.0000%, 1/15/18	37,025
27,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20 (144A)	27,000
		64,025
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	35,521
REIT – Apartments – 0.1%
29,000	BRE Properties, Inc. 5.2000%, 3/15/21	29,261
REIT – Health Care – 0.2%
29,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	27,941
15,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	15,599
3,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	3,144
		46,684
REIT – Hotels – 0.3%
25,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	25,375
55,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	56,169
		81,544
REIT – Regional Malls – 0.4%
64,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	66,320
47,000	Rouse Co. L.P. 6.7500%, 11/9/15	48,645
		114,965
REIT – Warehouse and Industrial – 0.1%
33,000	ProLogis 6.6250%, 5/15/18	35,039
2,000	ProLogis 6.8750%, 3/15/20	2,124
		37,163
Resorts and Theme Parks – 0.2%
50,000	Vail Resorts, Inc. 6.7500%, 2/15/14	50,625
Retail – Apparel and Shoe – 0.8%
50,000	Burlington Coat Factory Warehouse Corp. 11.1250%, 4/15/14	51,625
150,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	159,375
		211,000
Retail – Auto Parts – 0.1%
39,000	AutoZone, Inc. 4.0000%, 11/15/20	36,834
Retail – Major Department Stores – 0.2%
50,000	JC Penney Co., Inc. 5.6500%, 6/1/20	47,875
Retail – Propane Distribution – 0.2%
50,000	Amerigas Partners L.P. 7.2500%, 5/20/15	51,375
Retail – Regional Department Stores – 0.4%
50,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	53,375
50,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	49,125
		102,500
Retail – Toy Store – 0.2%
50,000	Toys R Us Property Co., LLC 8.5000%, 12/1/17	53,750
Steel – Producers – 0.3%
58,000	ArcelorMittal 5.2500%, 8/5/20	57,340
30,000	Steel Dynamics, Inc. 7.6250%, 3/15/20 (144A)	32,100
		89,440
Super-Regional Banks – 0.2%
12,000	Comerica, Inc. 3.0000%, 9/16/15	11,863
50,000	PNC Funding Corp. 5.1250%, 2/8/20	52,114
		63,977

See Notes to Schedules of Investments and Financial Statements.

52 | DECEMBER 31, 2010

Schedule of Investments (unaudited)

As of December 31, 2010

Shares or Principal Amount		Value

Telecommunication Services – 0.6%
$50,000	Clearwire Communications LLC 12.0000%, 12/1/15 (144A)	$53,875
100,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18	105,250
		159,125
Telephone – Integrated – 1.1%
50,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	50,625
121,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	125,235
100,000	Sprint Capital Corp. 7.6250%, 1/30/11	100,250
25,000	Sprint Capital Corp. 8.3750%, 3/15/12	26,438
		302,548
Television – 0%
10,000	CBS Corp. 4.3000%, 2/15/21	9,495
Toys – 0%
8,000	Mattel, Inc. 4.3500%, 10/1/20	7,752
Transportation – Railroad – 0.5%
100,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	108,250
20,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	20,050
		128,300
Transportation – Services – 0.2%
57,000	Asciano Finance, Ltd. 4.6250%, 9/23/20 (144A)	52,862
15,000	Ryder System, Inc. 3.6000%, 3/1/16	14,954
		67,816
Transportation – Truck – 0.2%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	54,328

Total Corporate Bonds (cost $8,147,978)		8,175,254

Preferred Stock – 0.1%
Diversified Banking Institutions – 0.1%
525	Citigroup Capital, 7.8750% (cost $13,125)	14,128

U.S. Treasury Notes/Bonds – 7.2%
	U.S. Treasury Notes/Bonds:
$100,000	0.8750%, 5/31/11	100,285
100,000	1.1250%, 6/30/11	100,461
100,000	1.0000%, 10/31/11	100,586
100,000	1.1250%, 1/15/12	100,801
100,000	4.6250%, 2/29/12	104,894
100,000	1.3750%, 5/15/12	101,328
50,000	0.6250%, 7/31/12	50,137
95,000	0.3750%, 8/31/12	94,829
100,000	1.3750%, 1/15/13	101,523
100,000	1.3750%, 2/15/13	101,508
50,000	1.7500%, 4/15/13	51,149
70,000	0.7500%, 8/15/13	69,858
100,000	2.7500%, 10/31/13	105,117
150,000	1.8750%, 2/28/14	153,609
50,000	1.7500%, 3/31/14	50,980
100,000	2.2500%, 5/31/14	103,445
150,000	2.3750%, 8/31/14	155,391
11,000	2.3750%, 9/30/14	11,394
45,000	2.6250%, 12/31/14	46,923
58,532	0.5000%, 4/15/15ÇÇ	59,831
25,000	1.8750%, 6/30/15	25,100
13,037	1.2500%, 7/15/20ÇÇ	13,348
35,000	2.6250%, 11/15/20	33,015
28,000	5.2500%, 2/15/29	32,113
58,000	3.8750%, 8/15/40	53,423
106,000	4.2500%, 11/15/40	104,278

Total U.S. Treasury Notes/Bonds (cost $2,024,605)		2,025,326

Short-Term Taxable Variable Rate Demand Note – 0.1%
25,000	State of California Build America Bonds – Variable Purpose 7.5500%, 4/1/39 (cost $27,661)	25,928

Money Market – 7.7%
2,145,838	Janus Cash Liquidity Fund LLC, 0% (cost $2,145,838)	2,145,838

Total Investments (total cost $26,283,254) – 99.6%		27,801,129

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		100,143

Net Assets – 100%		$27,901,272

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$135,753	0.5%
Bermuda	410,078	1.5%
Canada	132,021	0.5%
Cayman Islands	17,822	0.1%
Ireland	190,036	0.7%
Luxembourg	83,301	0.3%
Mexico	128,300	0.5%
Netherlands Antilles	41,750	0.1%
South Korea	121,095	0.4%
Switzerland	588,300	2.1%
United Kingdom	656,189	2.3%
United States††	25,296,484	91.0%

Total	$27,801,129	100.0%

††	Includes Cash Equivalents (83.3% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

Freeport-McMoRan Copper & Gold, Inc. expires January 2011 3 contracts exercise price $130.00	$(288)
Noble Energy, Inc. expires January 2011 4 contracts exercise price $95.00	(100)

Total Schedule of Written Options – Calls (premiums received $314 )	$(388)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 53

Statements of Assets and Liabilities

As of December 31, 2010 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Assets:
Investments at cost	$91,822	$11,781,187	$2,865,311	$26,283
Unaffiliated investments at value	$94,013	$11,905,380	$2,467,669	$25,655
Affiliated investments at value	–	892,265	257,405	2,146
Repurchase agreements	9,944	1,214,591	581,803	–
Cash	50	–	401	81
Receivables:
Investments sold	202	82,675	11,683	20
Fund shares sold	3,085	16,534	153,131	29
Dividends	103	12,679	1,719	30
Foreign dividend tax reclaim	1	–	–	–
Due from adviser	–	–	–	17
Interest	–	9	2	134
Non-interested Trustees’ deferred compensation	3	389	92	1
Other assets	2	128	24	57
Total Assets	107,403	14,124,650	3,473,929	28,170
Liabilities:
Payables:
Options written, at value(2)	–	5,820	–	–
Due to custodian	–	665	–	–
Investments purchased	5,578	84,298	12,346	205
Fund shares repurchased	53	32,898	154,162	10
Dividends	–	2	43	2
Advisory fees	55	8,572	2,106	13
Administrative services fees	1	1,916	397	3
Distribution fees and shareholder servicing fees	2	661	95	5
Administrative, networking and omnibus fees	1	18	–	–
Non-interested Trustees’ fees and expenses	–	80	17	–
Non-interested Trustees’ deferred compensation fees	3	389	92	1
Accrued expenses and other payables	50	471	78	30
Total Liabilities	5,743	135,790	169,336	269
Net Assets	$101,660	$13,988,860	$3,304,593	$27,901

See footnotes at the end of the Statements.

See Notes to Financial Statements.

54 | DECEMBER 31, 2010

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55

Statements of Assets and Liabilities (continued)

As of December 31, 2010 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund		Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*		$88,627	$11,948,617	$2,801,572		$26,151
Undistributed net investment income*		33	7,709	11,066		13
Undistributed net realized gain/(loss) from investment and foreign currency transactions*		865	(210,967)	50,387		219
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation		12,135	2,243,501	441,568		1,518
Total Net Assets		$101,660	$13,988,860	$3,304,593		$27,901
Net Assets - Class A Shares		$836	$1,244,666	$204,916		$4,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		62	55,177	8,554		375
Net Asset Value Per Share(3)		$13.52	$22.56	$23.95		$10.78
Maximum Offering Price Per Share(4)		$14.34	$23.94	$25.41		$11.44
Net Assets - Class C Shares		$2,031	$214,632	$29,872		$3,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		152	9,550	1,258		341
Net Asset Value Per Share(3)		$13.37	$22.47	$23.75		$10.78
Net Assets - Class D Shares		$4,804	$918,579	$85,953		$7,126
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		357	40,701	3,583		661
Net Asset Value Per Share		$13.45	$22.57	$23.99		$10.78
Net Assets - Class I Shares		$91,932	$2,908,085	$1,257,133		$5,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		6,829	128,857	52,304		512
Net Asset Value Per Share		$13.46	$22.57	$24.04		$10.78
Net Assets - Class L Shares	$	N/A	$68,831	$319,953	$	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		N/A	3,028	13,146		N/A
Net Asset Value Per Share	$	N/A	$22.73	$24.34	$	N/A
Net Assets - Class R Shares	$	N/A	$150,684	$28,659	$	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		N/A	6,691	1,203		N/A
Net Asset Value Per Share	$	N/A	$22.52	$23.82	$	N/A
Net Assets - Class S Shares		$695	$771,350	$87,409		$3,639
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		52	34,213	3,654		338
Net Asset Value Per Share		$13.47	$22.55	$23.92		$10.78
Net Assets - Class T Shares		$1,362	$7,712,033	$1,290,698		$3,897
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		101	341,692	53,833		362
Net Asset Value Per Share		$13.43	$22.57	$23.98		$10.78

*	See Note 5 in Notes to Financial Statements.
(1)	Period from July 30, 2010 (inception date) through December 31, 2010.
(2)	Includes premiums of $18,263,693 and $314 on written options for Perkins Mid Cap Value Fund and Perkins Value Plus Income Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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57

Statements of Operations

For the six-month period ended December 31, 2010 (unaudited)
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Investment Income:
Interest	$7	$1,136	$450	$187
Dividends	1,105	150,798	23,522	161
Dividends from affiliates	–	4,698	1,740	1
Fee income	–	–	–	1
Foreign tax withheld	(1)	(68)	–	–
Total Investment Income	1,111	156,564	25,712	350
Expenses:
Advisory fees	293	47,637	11,599	58
Shareholder reports expense	14	1,554	272	–
Transfer agent fees and expenses	8	189	44	13
Registration fees	52	268	158	63
Custodian fees	4	73	13	3
Professional fees	30	103	42	21
Non-interested Trustees’ fees and expenses	2	263	58	–
Administrative services fees - Class D Shares	2	513	49	2
Administrative services fees - Class L Shares	N/A	82	601	N/A
Administrative services fees - Class R Shares	N/A	161	36	N/A
Administrative services fees - Class S Shares	1	843	83	4
Administrative services fees - Class T Shares	1	9,129	1,415	4
Distribution fees and shareholder servicing fees - Class A Shares	1	1,409	174	4
Distribution fees and shareholder servicing fees - Class C Shares	8	949	142	14
Distribution fees and shareholder servicing fees - Class R Shares	N/A	321	71	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1	843	84	4
Administrative, networking and omnibus fees - Class A Shares	1	801	73	–
Administrative, networking and omnibus fees - Class C Shares	1	113	22	–
Administrative, networking and omnibus fees - Class I Shares	5	1,108	186	–
Other expenses	4	310	66	12
Non-recurring costs (Note 4)	N/A	1	1	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	(1)	(1)	N/A
Total Expenses	428	66,669	15,188	202
Expense and Fee Offset	–	(5)	(1)	–
Net Expenses	428	66,664	15,187	202
Less: Excess Expense Reimbursement	(1)	(82)	(607)	(87)
Net Expenses after Expense Reimbursement	427	66,582	14,580	115
Net Investment Income	684	89,982	11,132	235
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	1,918	619,895	113,987	328
Net realized gain/(loss) from futures contracts	(70)	–	–	–
Net realized gain/(loss) from options contracts	–	(114,687)	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,077	1,676,465	359,224	1,517
Net Gain on Investments	14,925	2,181,673	473,211	1,845
Net Increase in Net Assets Resulting from Operations	$15,609	$2,271,655	$484,343	$2,080

(1)	Period from July 30, 2010 (inception date) through December 31, 2010.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

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59

Statements of Changes in Net Assets

For the six-month period ended December 31, 2010 (unaudited), the eight- or eleven-
month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009	2010	2010(3)	2009	2010(4)

Operations:
Net investment income	$684	$382	$145	$89,982	$37,542	$56,738	$11,132	$6,850	$12,682	$235
Net realized gain/(loss) from investment and foreign currency transactions(5)	1,918	1,597	11	619,895	496,209	(824,044)	113,987	176,729	(152,057)	328
Net realized gain/(loss) from futures contracts	(70)	65	(388)	–	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	–	(114,687)	(126,447)	41,325	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,077	(3,766)	2,825	1,676,465	(250,397)	2,224,553	359,224	(89,174)	367,791	1,517
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,609	(1,722)	2,593	2,271,655	156,907	1,498,572	484,343	94,405	228,416	2,080
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(2)	(4)	(2)	(7,649)	(1,093)	–	(825)	–	–	(35)
Class C Shares	(4)	–	–	(42)	–	–	(20)	–	–	(23)
Class D Shares	(42)	–	N/A	(7,218)	–	N/A	(324)	–	N/A	(51)
Class I Shares	(822)	(156)	(91)	(25,831)	(4,581)	–	(5,252)	–	–	(49)
Class L Shares	N/A	N/A	N/A	(566)	(1,021)	(5,821)	(2,079)	–	(11,913)	N/A
Class R Shares	N/A	N/A	N/A	(569)	(2)	–	(95)	–	–	N/A
Class S Shares	(4)	–	–	(4,198)	(491)	–	(266)	–	–	(30)
Class T Shares	(9)	–	–	(54,317)	(13,927)	(84,359)	(4,598)	–	(8,212)	(34)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(20)	(3)	–	–	–	–	(4,904)	–	–	(15)
Class C Shares	(47)	(1)	–	–	–	–	(742)	–	–	(15)
Class D Shares	(100)	–	N/A	–	–	N/A	(2,118)	–	N/A	(27)
Class I Shares	(2,000)	(100)	–	–	–	–	(27,280)	–	–	(22)
Class L Shares	N/A	N/A	N/A	–	–	(13,958)	(11,495)	–	(47,807)	N/A
Class R Shares	N/A	N/A	N/A	–	–	–	(698)	–	–	N/A
Class S Shares	(16)	(1)	–	–	–	–	(2,120)	–	–	(14)
Class T Shares	(24)	–	–	–	–	(246,288)	(31,971)	–	(44,332)	(15)
Return of Capital
Class L Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,063)	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,484)	N/A
Net Decrease from Dividends and Distributions	(3,090)	(265)	(93)	(100,390)	(21,115)	(350,426)	(94,787)	–	(115,811)	(330)
Capital Share Transactions:
Shares Sold
Class A Shares	207	1,737	674	216,053	377,846	158,332	127,572	75,696	11,204	3,723
Class C Shares	565	1,010	500	32,847	65,569	29,160	3,723	22,303	4,122	3,379
Class D Shares	2,284	3,044	N/A	36,939	35,545	N/A	3,978	27,133	N/A	6,800
Class I Shares	12,156	45,326	29,470	577,021	1,251,652	352,580	685,098	409,944	233,119	5,102
Class L Shares	N/A	N/A	N/A	5,671	51,104	112,534	29,110	65,179	246,475	N/A
Class R Shares	N/A	N/A	N/A	42,233	51,643	21,222	17,631	20,371	760	N/A
Class S Shares	5	–	500	181,014	277,192	111,281	34,458	38,815	6,215	3,333
Class T Shares	786	653	1	848,291	1,605,612	2,899,132	263,508	661,799	327,680	3,622
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	N/A	N/A	N/A	829,021	N/A	N/A	58,840	N/A	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	663,866	N/A	N/A	10,144	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	89,080	N/A	N/A	2,010	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	853,788	N/A	N/A	5,513	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	47,867	N/A	N/A	2,921	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	313,849	N/A	N/A	15,455	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,832	N/A

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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61

Statements of Changes in Net Assets (continued)

For the six-month period ended December 31, 2010 (unaudited), the eight- or
eleven-month fiscal period ended June 30, 2010 and the fiscal year ended	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009	2010	2010(3)	2009	2010(4)

Reinvested Dividends and Distributions
Class A Shares	21	4	2	6,592	922	–	4,373	–	–	50
Class C Shares	40	1	–	29	–	–	577	–	–	38
Class D Shares	141	–	N/A	7,020	–	N/A	2,393	–	N/A	71
Class I Shares	2,704	255	91	20,679	3,307	–	22,564	–	–	70
Class L Shares	N/A	N/A	N/A	515	1,000	18,926	13,145	–	60,646	N/A
Class R Shares	N/A	N/A	N/A	496	2	–	609	–	–	N/A
Class S Shares	20	1	–	4,187	482	–	2,386	–	–	44
Class T Shares	33	–	–	52,353	13,396	319,498	35,829	–	52,497	49
Shares Repurchased
Class A Shares	(1,191)	(818)	(27)	(179,223)	(152,773)	(84,083)	(32,029)	(7,918)	(1,662)	–
Class C Shares	(152)	(168)	–	(18,803)	(17,723)	(7,048)	(4,973)	(1,150)	(120)	N/A
Class D Shares	(506)	(322)	N/A	(65,062)	(49,520)	N/A	(9,588)	(6,354)	N/A	(90)
Class I Shares	(3,626)	(3,596)	(3,016)	(346,542)	(263,968)	(74,692)	(103,402)	(121,195)	(2,098)	(2)
Class L Shares	N/A	N/A	N/A	(10,267)	(365,859)	(175,832)	(450,090)	(166,233)	(248,613)	N/A
Class R Shares	N/A	N/A	N/A	(17,894)	(18,567)	(6,362)	(14,935)	(1,983)	(354)	N/A
Class S Shares	(5)	–	–	(97,772)	(142,151)	(45,609)	(9,810)	(15,269)	(2,931)	N/A
Class T Shares	(167)	(9)	–	(1,243,528)	(1,434,412)	(1,942,713)	(171,563)	(289,837)	(245,452)	(38)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	N/A	N/A	N/A	(829,021)	N/A	N/A	(58,840)	N/A	N/A
Net Increase from Capital Share Transactions	13,315	47,118	28,195	52,849	1,290,299	3,654,776	450,564	711,301	479,363	26,151
Net Increase in Net Assets	25,834	45,131	30,695	2,224,114	1,426,091	4,802,922	840,120	805,706	591,968	27,901
Net Assets:
Beginning of period	75,826	30,695	–	11,764,746	10,338,655	5,535,733	2,464,473	1,658,767	1,066,799	–
End of period	$101,660	$75,826	$30,695	$13,988,860	$11,764,746	$10,338,655	$3,304,593	$2,464,473	$1,658,767	$27,901

Undistributed Net Investment Income/(Loss)*	$33	$232	$31	$7,709	$18,117	$2,773	$11,066	$13,393	$(40)	$13

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 30, 2010 (inception date) through December 31, 2010.
(5)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

62 | DECEMBER 31, 2010

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63

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Large Cap Value Fund
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19	.03	.05
Net gain on investments (both realized and unrealized)	2.12	.44	1.11
Total from Investment Operations	2.31	.47	1.16
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.03)	(.02)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions and Other	(.35)	(.05)	(.02)
Net Asset Value, End of Period	$13.52	$11.56	$11.14
Total Return**	20.08%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$836	$1,654	$718
Average Net Assets for the Period (in thousands)	$974	$1,514	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.31%	1.29%	1.23%
Ratio of Net Expenses to Average Net Assets***(3)	1.31%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.98%	0.48%	1.19%
Portfolio Turnover Rate***	44%	35%	57%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited),	Perkins Mid Cap Value Fund
the eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.13	.04	(.01)
Net gain on investments (both realized and unrealized)	3.53	.36	2.60
Total from Investment Operations	3.66	.40	2.59
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.14)	(.02)	–
Net Asset Value, End of Period	$22.56	$19.04	$18.66
Total Return**	19.23%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$1,244,666	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$1,118,081	$966,540	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%	1.17%	1.22%
Ratio of Net Expenses to Average Net Assets***(3)	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	1.25%	0.33%	0.35%
Portfolio Turnover Rate***	72%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

64 | DECEMBER 31, 2010

Class A Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Small Cap Value Fund
eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	.04	.09	(.07)
Net gain on investments (both realized and unrealized)	3.70	1.35	3.08
Total from Investment Operations	3.74	1.44	3.01
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions and Other	(.71)	–	–
Net Asset Value, End of Period	$23.95	$20.92	$19.48
Total Return**	17.91%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$204,916	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$137,897	$52,788	$13,537
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.21%	0.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.56%	0.06%	0.62%
Portfolio Turnover Rate***	59%	59%	85%

Class A Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11
Net gain on investments (both realized and unrealized)	.81
Total from Investment Operations	.92
Less Distributions and Other:
Dividends (from net investment income)*	(.10)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.14)
Net Asset Value, End of Period	$10.78
Total Return**	9.28%
Net Assets, End of Period (in thousands)	$4,040
Average Net Assets for the Period (in thousands)	$3,551
Ratio of Gross Expenses to Average Net Assets***(3)	1.08%
Ratio of Net Expenses to Average Net Assets***(3)	1.08%
Ratio of Net Investment Income to Average Net Assets***	2.45%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 65

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Large Cap Value Fund
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	(.03)	.02
Net gain on investments (both realized and unrealized)	2.21	.42	1.09
Total from Investment Operations	2.24	.39	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions and Other	(.35)	(.02)	–
Net Asset Value, End of Period	$13.37	$11.48	$11.11
Total Return**	19.58%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$2,031	$1,336	$556
Average Net Assets for the Period (in thousands)	$1,635	$929	$484
Ratio of Gross Expenses to Average Net Assets***(3)	2.06%	2.04%	1.98%
Ratio of Net Expenses to Average Net Assets***(3)	2.06%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	(0.23)%	0.48%
Portfolio Turnover Rate***	44%	35%	57%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited),	Perkins Mid Cap Value Fund
the eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	.06	(.04)	(.05)
Net gain on investments (both realized and unrealized)	3.48	.35	2.60
Total from Investment Operations	3.54	.31	2.55
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$22.47	$18.93	$18.62
Total Return**	18.72%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$214,632	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$188,173	$155,180	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.90%	1.91%	1.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.90%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	(0.41)%	(0.41)%
Portfolio Turnover Rate***	72%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

66 | DECEMBER 31, 2010

Class C Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Small Cap Value Fund
eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.02)	.05	(.10)
Net gain on investments (both realized and unrealized)	3.65	1.27	3.06
Total from Investment Operations	3.63	1.32	2.96
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions and Other	(.63)	–	–
Net Asset Value, End of Period	$23.75	$20.75	$19.43
Total Return**	17.49%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$29,872	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$28,207	$16,540	$3,739
Ratio of Gross Expenses to Average Net Assets***(3)	2.00%	1.96%	1.95%
Ratio of Net Expenses to Average Net Assets***(3)	2.00%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.69)%	(0.39)%
Portfolio Turnover Rate***	59%	59%	85%

Class C Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08
Net gain on investments (both realized and unrealized)	.81
Total from Investment Operations	.89
Less Distributions and Other:
Dividends (from net investment income)*	(.07)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.11)
Net Asset Value, End of Period	$10.78
Total Return**	8.96%
Net Assets, End of Period (in thousands)	$3,678
Average Net Assets for the Period (in thousands)	$3,475
Ratio of Gross Expenses to Average Net Assets***(3)	1.81%
Ratio of Net Expenses to Average Net Assets***(3)	1.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 67

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited) and the fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$11.58	$12.15
Income from Investment Operations:
Net investment income	.07	.02
Net gain/(loss) on investments (both realized and unrealized)	2.26	(.59)
Total from Investment Operations	2.33	(.57)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–
Distributions (from capital gains)*	(.32)	–
Total Distributions and Other	(.46)	–
Net Asset Value, End of Period	$13.45	$11.58
Total Return**	20.16%	(4.69)%
Net Assets, End of Period (in thousands)	$4,804	$2,437
Average Net Assets for the Period (in thousands)	$3,180	$1,548
Ratio of Gross Expenses to Average Net Assets***(2)	1.09%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	1.09%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.41%	0.70%
Portfolio Turnover Rate***	44%	35%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited) and the fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$19.06	$19.52
Income from Investment Operations:
Net investment income	.16	.04
Net gain/(loss) on investments (both realized and unrealized)	3.53	(.50)
Total from Investment Operations	3.69	(.46)
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	(.18)	–
Net Asset Value, End of Period	$22.57	$19.06
Total Return**	19.37%	(2.36)%
Net Assets, End of Period (in thousands)	$918,579	$796,330
Average Net Assets for the Period (in thousands)	$848,202	$868,198
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.49%	0.49%
Portfolio Turnover Rate***	72%	66%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

68 | DECEMBER 31, 2010

Class D Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited) and the fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010	2010	2010(1)

Net Asset Value, Beginning of Period	$20.92	$20.79
Income from Investment Operations:
Net investment income	.09	.07
Net gain on investments (both realized and unrealized)	3.68	.06
Total from Investment Operations	3.77	.13
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	(.61)	–
Total Distributions and Other	(.70)	–
Net Asset Value, End of Period	$23.99	$20.92
Total Return**	18.05%	0.63%
Net Assets, End of Period (in thousands)	$85,953	$78,237
Average Net Assets for the Period (in thousands)	$80,572	$74,758
Ratio of Gross Expenses to Average Net Assets***(2)	1.01%	0.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.01%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.78%	0.12%
Portfolio Turnover Rate***	59%	59%

Class D Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.11
Net gain on investments (both realized and unrealized)	.82
Total from Investment Operations	.93
Less Distributions and Other:
Dividends (from net investment income)*	(.11)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.15)
Net Asset Value, End of Period	$10.78
Total Return**	9.34%
Net Assets, End of Period (in thousands)	$7,126
Average Net Assets for the Period (in thousands)	$4,661
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%
Ratio of Net Investment Income to Average Net Assets***	2.56%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 69

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2010
(unaudited), the eleven-month fiscal period ended June 30, 2010 and the fiscal period	Perkins Large Cap Value Fund
ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	.10	.07	.04
Net gain on investments (both realized and unrealized)	2.23	.43	1.13
Total from Investment Operations	2.33	.50	1.17
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.04)	(.03)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions and Other	(.45)	(.06)	(.03)
Net Asset Value, End of Period	$13.46	$11.58	$11.14
Total Return**	20.23%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$91,932	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$77,520	$53,625	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	0.96%	1.04%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.96%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.63%	0.76%	1.36%
Portfolio Turnover Rate***	44%	35%	57%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2010
(unaudited), the eight-month fiscal period ended June 30, 2010 and the fiscal period	Perkins Mid Cap Value Fund
ended October 31, 2009	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	.15	.08	.01
Net gain on investments (both realized and unrealized)	3.55	.37	2.60
Total from Investment Operations	3.70	.45	2.61
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.20)	(.06)	–
Net Asset Value, End of Period	$22.57	$19.07	$18.68
Total Return**	19.42%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$2,908,085	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$2,573,523	$1,712,121	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.86%	0.83%	0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.53%	0.63%	0.75%
Portfolio Turnover Rate***	72%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

70 | DECEMBER 31, 2010

Class I Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited),	Perkins Small Cap Value Fund
the eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	.04	.11	(.02)
Net gain on investments (both realized and unrealized)	3.76	1.37	3.04
Total from Investment Operations	3.80	1.48	3.02
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions and Other	(.73)	–	–
Net Asset Value, End of Period	$24.04	$20.97	$19.49
Total Return**	18.13%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$1,257,133	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$889,510	$408,417	$42,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%	0.85%	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.87%	0.52%	0.80%
Portfolio Turnover Rate***	59%	59%	85%

Class I Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11
Net gain on investments (both realized and unrealized)	.82
Total from Investment Operations	.93
Less Distributions and Other:
Dividends (from net investment income)*	(.11)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.15)
Net Asset Value, End of Period	$10.78
Total Return**	9.36%
Net Assets, End of Period (in thousands)	$5,521
Average Net Assets for the Period (in thousands)	$4,643
Ratio of Gross Expenses to Average Net Assets***(3)	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.89%
Ratio of Net Investment Income to Average Net Assets***	2.66%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 71

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the eight-
month fiscal period ended June 30, 2010 and each	Perkins Mid Cap Value Fund
fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.18	$18.79	$16.75	$26.69	$24.99	$23.34	$22.31
Income from Investment Operations:
Net investment income	.32	1.72	.23	.49	.39	.39	.15
Net gain/(loss) on investments (both realized and unrealized)	3.42	(1.28)	2.93	(7.31)	3.28	3.37	2.92
Total from Investment Operations	3.74	.44	3.16	(6.82)	3.67	3.76	3.07
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.05)	(.33)	(.39)	(.35)	(.28)	(.11)
Distributions (from capital gains)*	–	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions and Other	(.19)	(.05)	(1.12)	(3.12)	(1.97)	(2.11)	(2.04)
Net Asset Value, End of Period	$22.73	$19.18	$18.79	$16.75	$26.69	$24.99	$23.34
Total Return**	19.50%	2.36%	20.67%	(28.49)%	15.49%	17.08%	14.40%
Net Assets, End of Period (in thousands)	$68,831	$61,880	$350,003	$365,505	$885,293	$1,068,045	$734,926
Average Net Assets for the Period (in thousands)	$64,840	$347,623	$298,741	$759,342	$1,043,566	$921,447	$597,747
Ratio of Gross Expenses to Average Net Assets***(2)	0.77%	0.76%	0.87%	0.84%	0.77%	0.78%	0.77%
Ratio of Net Expenses to Average Net Assets***(2)	0.77%	0.76%	0.87%	0.84%	0.77%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.73%	0.85%	1.11%	1.76%	1.60%	1.79%	0.82%
Portfolio Turnover Rate***	72%	66%	88%	103%	95%	95%	86%

Class L Shares

For a share outstanding during the six-month period
ended December 31, 2010 (unaudited), the eight-
month fiscal period ended June 30, 2010 and each	Perkins Small Cap Value Fund
fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$21.21	$19.72	$18.24	$28.20	$30.54	$31.38	$33.19
Income from Investment Operations:
Net investment income	.50	.18	.09	.33	.38	.54	.37
Net gain/(loss) on investments (both realized and unrealized)	3.35	1.31	3.45	(5.86)	2.61	3.43	3.17
Total from Investment Operations	3.85	1.49	3.54	(5.53)	2.99	3.97	3.54
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–	(.38)	(.35)	(.50)	(.36)	(.39)
Distributions (from capital gains)*	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of capital	N/A	N/A	(.06)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.72)	–	(2.06)	(4.43)	(5.33)	(4.81)	(5.35)
Net Asset Value, End of Period	$24.34	$21.21	$19.72	$18.24	$28.20	$30.54	$31.38
Total Return**	18.17%	7.56%	23.12%	(22.39)%	11.06%	13.93%	11.57%
Net Assets, End of Period (in thousands)	$319,953	$657,562	$706,873	$563,464	$771,789	$923,755	$1,185,733
Average Net Assets for the Period (in thousands)	$503,256	$706,615	$613,826	$664,935	$831,092	$1,092,751	$1,323,226
Ratio of Gross Expenses to Average Net Assets***(2)	0.84%	0.83%	0.85%	0.82%	0.80%	0.80%	0.79%
Ratio of Net Expenses to Average Net Assets***(2)	0.84%	0.83%	0.85%	0.81%	0.79%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets***	0.98%	0.70%	1.28%	1.65%	1.34%	1.51%	1.05%
Portfolio Turnover Rate***	59%	59%	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

72 | DECEMBER 31, 2010

Class R Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Mid Cap Value Fund
eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	.09	–	(.03)
Net gain on investments (both realized and unrealized)	3.52	.36	2.60
Total from Investment Operations	3.61	.36	2.57
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.09)	–	–
Net Asset Value, End of Period	$22.52	$19.00	$18.64
Total Return**	18.99%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$150,684	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$127,560	$94,163	$64,070
Ratio of Net Expenses to Average Net Assets***(3)	1.53%	1.52%	1.53%
Ratio of Gross Expenses to Average Net Assets***(3)	1.53%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	(0.04)%	0.03%
Portfolio Turnover Rate***	72%	66%	88%

Class R Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Small Cap Value Fund
eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	.03	.11	(.12)
Net gain on investments (both realized and unrealized)	3.65	1.26	3.11
Total from Investment Operations	3.68	1.37	2.99
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions and Other	(.69)	–	–
Net Asset Value, End of Period	$23.82	$20.83	$19.46
Total Return**	17.70%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$28,659	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$28,345	$8,368	$3,362
Ratio of Net Expenses to Average Net Assets***(3)	1.60%	1.57%	1.54%
Ratio of Gross Expenses to Average Net Assets***(3)	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	(0.28)%	0.10%
Portfolio Turnover Rate***	59%	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 73

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited),	Perkins Large Cap Value Fund
the eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.03	.04
Net gain on investments (both realized and unrealized)	2.23	.42	1.10
Total from Investment Operations	2.30	.45	1.14
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	–	(.01)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions and Other	(.39)	(.02)	(.01)
Net Asset Value, End of Period	$13.47	$11.56	$11.13
Total Return**	19.96%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$695	$580	$557
Average Net Assets for the Period (in thousands)	$636	$616	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%	1.53%	1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	1.17%	0.28%	0.98%
Portfolio Turnover Rate***	44%	35%	57%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited),	Perkins Mid Cap Value Fund
the eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.11	.03	(.02)
Net gain on investments (both realized and unrealized)	3.53	.36	2.61
Total from Investment Operations	3.64	.39	2.59
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.12)	(.02)	–
Net Asset Value, End of Period	$22.55	$19.03	$18.66
Total Return**	19.15%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$771,350	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$668,676	$559,518	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.28%	1.27%	1.28%
Ratio of Net Expenses to Average Net Assets***(3)	1.28%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	1.11%	0.22%	0.28%
Portfolio Turnover Rate***	72%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

74 | DECEMBER 31, 2010

Class S Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Small Cap Value Fund
eight-month fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	.04	.11	(.10)
Net gain on investments (both realized and unrealized)	3.69	1.30	3.10
Total from Investment Operations	3.73	1.41	3.00
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions and Other	(.69)	–	–
Net Asset Value, End of Period	$23.92	$20.88	$19.47
Total Return**	17.86%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$87,409	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$66,369	$44,047	$24,792
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.32%	1.21%
Ratio of Net Expenses to Average Net Assets***(3)	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.44%	0.07%	0.46%
Portfolio Turnover Rate***	59%	59%	85%

Class S Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10
Net gain on investments (both realized and unrealized)	.81
Total from Investment Operations	.91
Less Distributions and Other:
Dividends (from net investment income)*	(.09)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.13)
Net Asset Value, End of Period	$10.78
Total Return**	9.17%
Net Assets, End of Period (in thousands)	$3,639
Average Net Assets for the Period (in thousands)	$3,467
Ratio of Gross Expenses to Average Net Assets***(3)	1.32%
Ratio of Net Expenses to Average Net Assets***(3)	1.32%
Ratio of Net Investment Income to Average Net Assets***	2.21%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 75

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2010 (unaudited), the	Perkins Large Cap Value Fund
eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2010	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	.08	.04	–
Net gain/(loss) on investments (both realized and unrealized)	2.24	.44	.91
Total from Investment Operations	2.32	.48	.91
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.03)	–
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions and Other	(.45)	(.05)	–
Net Asset Value, End of Period	$13.43	$11.56	$11.13
Total Return**	20.11%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$1,362	$594	$1
Average Net Assets for the Period (in thousands)	$845	$142	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.29%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.30%	0.53%	1.39%
Portfolio Turnover Rate***	44%	35%	57%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited),
the eight-month fiscal period ended June 30,	Perkins Mid Cap Value Fund
2010 and each fiscal year ended October 31	2010	2010(4)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.06	$18.67	$16.63	$26.56	$24.87	$23.24	$22.22
Income from Investment Operations:
Net investment income	.15	.06	.11	.29	.32	.37	.14
Net gain/(loss) on investments (both realized and unrealized)	3.52	.37	2.97	(7.09)	3.30	3.33	2.89
Total from Investment Operations	3.67	.43	3.08	(6.80)	3.62	3.70	3.03
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.04)	(.25)	(.40)	(.31)	(.24)	(.08)
Distributions (from capital gains)*	–	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions and Other	(.16)	(.04)	(1.04)	(3.13)	(1.93)	(2.07)	(2.01)
Net Asset Value, End of Period	$22.57	$19.06	$18.67	$16.63	$26.56	$24.87	$23.24
Total Return**	19.27%	2.27%	20.27%	(28.59)%	15.38%	16.88%	14.26%
Net Assets, End of Period (in thousands)	$7,712,033	$6,830,168	$7,321,160	$5,170,228	$5,892,209	$5,181,449	$4,188,183
Average Net Assets for the Period (in thousands)	$7,243,303	$7,518,444	$5,907,999	$6,009,064	$5,710,028	$4,806,698	$3,797,215
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%	1.03%	1.11%	1.07%	0.86%	0.93%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.03%	1.03%	1.11%	1.06%	0.85%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets***	1.40%	0.49%	0.84%	1.47%	1.49%	1.69%	0.67%
Portfolio Turnover Rate***	72%	66%	88%	103%	95%	95%	86%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

76 | DECEMBER 31, 2010

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2010 (unaudited), the
eight-month fiscal period ended June 30, 2010	Perkins Small Cap Value Fund
and each fiscal year ended October 31	2010	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$20.92	$19.47	$17.98	$27.90	$30.29	$31.16	$32.98
Income from Investment Operations:
Net investment income	.07	.12	.08	.32	.32	.39	.29
Net gain/(loss) on investments (both realized and unrealized)	3.69	1.33	3.39	(5.83)	2.57	3.49	3.16
Total from Investment Operations	3.76	1.45	3.47	(5.51)	2.89	3.88	3.45
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	(.31)	(.33)	(.45)	(.30)	(.31)
Distributions (from capital gains)*	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of capital	N/A	N/A	(.05)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.70)	–	(1.98)	(4.41)	(5.28)	(4.75)	(5.27)
Net Asset Value, End of Period	$23.98	$20.92	$19.47	$17.98	$27.90	$30.29	$31.16
Total Return**	17.98%	7.45%	22.87%	(22.57)%	10.77%	13.71%	11.34%
Net Assets, End of Period (in thousands)	$1,290,698	$1,010,405	$659,087	$503,335	$813,857	$1,153,144	$1,338,093
Average Net Assets for the Period (in thousands)	$1,122,652	$936,037	$441,820	$662,033	$974,404	$1,259,565	$1,440,206
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	1.08%	1.11%	1.03%	1.01%	1.01%	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	1.10%	1.08%	1.11%	1.03%	1.00%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets***	0.69%	0.35%	1.06%	1.44%	1.13%	1.26%	0.84%
Portfolio Turnover Rate***	59%	59%	85%	112%	59%	62%	44%

Class T Shares

Perkins Value Plus
Income Fund
For a share outstanding during the period ended December 31, 2010 (unaudited)	2010(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.11
Net gain/(loss) on investments (both realized and unrealized)	.81
Total from Investment Operations	.92
Less Distributions and Other:
Dividends (from net investment income)*	(.10)
Distributions (from capital gains)*	(.04)
Total Distributions and Other	(.14)
Net Asset Value, End of Period	$10.78
Total Return**	9.28%
Net Assets, End of Period (in thousands)	$3,897
Average Net Assets for the Period (in thousands)	$3,514
Ratio of Gross Expenses to Average Net Assets***(2)	1.07%
Ratio of Net Expenses to Average Net Assets***(2)	1.07%
Ratio of Net Investment Income to Average Net Assets***	2.45%
Portfolio Turnover Rate***	91%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from July 30, 2010 (inception date) through December 31, 2010.

See Notes to Financial Statements.

Janus Value Funds | 77

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Large-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

78 | DECEMBER 31, 2010

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2010 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$1,272,276	4.6%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Perkins Mid Cap Value Fund
Aaron Rents, Inc.	600,000	$10,757,692	700,000	$13,150,184	$634,157	$85,297	$61,170,000
Charles River Laboratories International, Inc.*	900,000	28,251,081	100,000	2,844,712	661,181	–	103,066,000
Comstock Resources, Inc.*	700,000	17,606,896	500,000	17,100,166	(5,185,047)	–	61,400,000
Intersil Corp. – Class A	400,000	4,482,914	2,700,000	39,047,963	(2,565,787)	1,644,000	73,296,000
Potlatch Corp.	150,000	5,034,082	416,800	15,723,509	(1,207,846)	2,040,306	65,109,765
Semtech Corp.*	400,000	6,926,524	1,500,000	25,620,118	9,253,880	–	49,808,000
Skechers U.S.A., Inc. – Class A*	1,900,795	38,752,701	–	–	–	–	38,015,900
SRA International, Inc.*	–	–	–	–	–	–	53,170,000
Tech Data Corp.*	250,000	9,714,325	–	–	–	–	112,251,000
URS Corp.*	850,000	32,197,818	–	–	–	–	176,842,500
Washington Federal, Inc.	–	–	–	–	–	928,000	98,136,000

		$153,724,033		$113,486,652	$1,590,538	$4,697,603	$892,265,165

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/10

Perkins Small Cap Value Fund
Angiodynamics, Inc.*	450,000	$6,429,535	100,000	$1,616,729	$(29,630)	$–	$19,981,000
CRA International, Inc.*	–	–	150,000	3,576,041	(501,731)	–	11,755,000
Dycom Industries, Inc.*	300,000	2,792,862	400,000	4,109,151	859,375	–	26,550,000
Genoptix, Inc.*	–	–	950,000	29,184,520	(11,607,476)	–	4,755,000
Glatfelter	651,538	7,709,209	–	–	–	352,800	30,816,571
Government Properties Income Trust	416,358	10,703,905	–	–	–	1,387,293	53,580,000
Movado Group, Inc.*	–	–	350,000	4,116,867	1,476,098	–	12,105,000
Navigators Group (The), Inc.*	–	–	275,000	13,069,163	490,897	–	45,315,000
Omnicell, Inc.*	250,000	3,248,706	150,000	1,967,188	29,953	–	26,010,000
Sterling Construction Co., Inc.*	200,000	2,406,007	–	–	–	–	14,344,000
Titan Machinery, Inc.	–	–	900,000	12,077,979	5,456,131	–	–
Vital Images, Inc.*	72,197	926,323	–	–	–	–	12,193,314

		$34,216,547		$69,717,638	$(3,826,383)	$1,740,093	$257,404,885

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$1,704,735	$–
Food – Miscellaneous/Diversified	1,860,630	1,065,360	–
Medical – Drugs	3,205,439	972,675	–
All Other	85,204,432	–	–

Repurchase Agreement	–	9,944,000	–

Total Investments in Securities	$90,270,501	$13,686,770	$–

Janus Value Funds | 79

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$116,304,819	$–
Food – Miscellaneous/Diversified	221,481,448	111,168,000	–
Medical – Drugs	86,346,000	94,320,000	–
All Other	12,140,268,374	–	–

Repurchase Agreements	–	1,214,591,000	–

Total Investments in Securities	$12,448,095,822	$1,536,383,819	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock	$2,725,074,014	$–	$–

Repurchase Agreements	–	581,803,000	–

Total Investments in Securities	$2,725,074,014	$581,803,000	$–

Investments in Securities:
Perkins Value Plus Income Fund
Bank Loans	$–	$309,097	$–

Common Stock
Cellular Telecommunications	–	358,965	–
Food – Miscellaneous/Diversified	495,044	154,400	–
Medical – Drugs	577,483	319,300	–
All Other	13,200,367	–	–

Corporate Bonds	–	8,175,254	–

Preferred Stock	–	14,128	–

U.S. Treasury Notes/Bonds	–	2,025,326	–

Short-Term Taxable Variable Rate Demand Note	–	25,928	–

Money Market	–	2,145,837	–

Total Investments in Securities	$14,272,894	$13,528,235	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$27,756,508	$–

Other Financial Instruments(a):
Perkins Mid Cap Value Fund	$–	$(5,819,585)	$–
Perkins Value Plus Income Fund	–	(388)	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund	$13,878,598
Perkins Value Plus Income Fund	276,119

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

80 | DECEMBER 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period from July 30, 2010 (inception date) through December 31, 2010 for Perkins Value Plus Income Fund and for the six-month period ended December 31, 2010 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. The Trust offers forty funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and

Janus Value Funds | 81

Notes to Financial Statements (unaudited) (continued)

currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of

82 | DECEMBER 31, 2010

capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market

Janus Value Funds | 83

Notes to Financial Statements (unaudited) (continued)

approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

84 | DECEMBER 31, 2010

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the

Janus Value Funds | 85

Notes to Financial Statements (unaudited) (continued)

corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

86 | DECEMBER 31, 2010

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Fund recognized realized gains/(losses) from written options contracts during the period ended December 31, 2010 as indicated in the table below:

Fund	Gains/(Losses)

Perkins Mid Cap Value Fund	$42,820,472

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended December 31, 2010 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2010	116,956	$33,659,301
Options written	149,183	27,424,864
Options closed	–	–
Options expired	(159,163)	(42,820,472)
Options exercised	–	–

Options outstanding at December 31, 2010	106,976	$18,263,693

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at July 30, 2010	–	$–
Options written	7	314
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2010	7	$314

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts

Janus Value Funds | 87

Notes to Financial Statements (unaudited) (continued)

of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

88 | DECEMBER 31, 2010

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts	Unaffiliated investments at value	$27,756,508	Options written, at value	$5,819,585

Total		$27,756,508		$5,819,585

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts			Options written, at value	$388

Total				$388

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the period ended December 31, 2010.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$(70,421)	$–	$–	$–	$(70,421)

Total	$(70,421)	$–	$–	$–	$(70,421)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$172,437	$–	$–	$–	$172,437

Total	$172,437	$–	$–	$–	$172,437

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(114,687,451)	$–	$(114,687,451)

Total	$–	$–	$(114,687,451)	$–	$(114,687,451)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(59,125,818)	$–	$(59,125,818)

Total	$–	$–	$(59,125,818)	$–	$(59,125,818)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$(275)	$–	$–	$–	$(275)

Total	$(275)	$–	$–	$–	$(275)

Janus Value Funds | 89

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$(74)	$–	$(74)

Total	$–	$–	$(74)	$–	$(74)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended December 31, 2010 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$147,341	0.0000% - 6.7500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as

90 | DECEMBER 31, 2010

well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and

Janus Value Funds | 91

Notes to Financial Statements (unaudited) (continued)

will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and Perkins Value Plus Income Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap

92 | DECEMBER 31, 2010

Value Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of each Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative)

Janus Value Funds | 93

Notes to Financial Statements (unaudited) (continued)

across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended December 31, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Large Cap Value Fund	$19,252
Perkins Mid Cap Value Fund	6,235,837
Perkins Small Cap Value Fund	1,229,709

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their benchmark indices over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A, Class C, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such

94 | DECEMBER 31, 2010

fees to reimburse intermediaries. Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2010.

For the period ended December 31, 2010, Janus Capital assumed $28,267 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief

Janus Value Funds | 95

Notes to Financial Statements (unaudited) (continued)

Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $266,383 was paid by the Trust during the period ended December 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$1,194
Perkins Mid Cap Value Fund	47,292
Perkins Small Cap Value Fund	4,109
Perkins Value Plus Income Fund	99

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the period ended December 31, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Mid Cap Value Fund	$5,554
Perkins Small Cap Value Fund	1,820

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2010, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Cash Liquidity Fund LLC
Perkins Value Plus Income Fund	$12,710,838	$(10,565,000)	$1,274	$2,145,838

96 | DECEMBER 31, 2010

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2010, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/10	Purchases	Purchases	Redemptions	Redemption	at 12/31/10

Perkins Large Cap Value Fund - Class C Shares	$500,000	$–	–	$–	–	$500,000
Perkins Large Cap Value Fund - Class D Shares	10,000	–	–	–	–	10,000
Perkins Large Cap Value Fund - Class S Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class T Shares	11,000	–	–	–	–	11,000
Perkins Value Plus Income Fund - Class A Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	–	3,333,334	7/29/10	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	–	3,333,334	7/29/10	–	–	3,333,334

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Perkins Large Cap Value Fund	$92,039,723	$12,495,327	$(577,779)	$11,917,548
Perkins Mid Cap Value Fund	11,841,780,371	2,330,866,831	(160,411,053)	2,170,455,778
Perkins Small Cap Value Fund	2,865,650,031	470,397,652	(29,170,669)	441,226,983
Perkins Value Plus Income Fund	26,293,904	1,642,103	(134,878)	1,507,225

Net capital loss carryovers as of June 30, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

			Accumulated
Fund	June 30, 2016	June 30, 2017	Capital Losses

Perkins Mid Cap Value Fund(1)	(104,418,676)	(478,062,505)	(582,481,181)
Perkins Small Cap Value Fund(1)	(11,925,972)	–	(11,925,972)

(1)	Capital loss carryovers subject to annual limitations.

Janus Value Funds | 97

Notes to Financial Statements (unaudited) (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2010 (unaudited), the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31

	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap	Perkins Value Plus
	Value Fund	Value Fund	Value Fund	Income Fund(1)

Class A Shares
2010	1.44%	1.17%	1.21%	1.96%
2010(2)	1.32%	N/A	N/A	N/A
2010(3)	N/A	1.17%	1.21%	N/A
2009(4)	2.19%	N/A	N/A	N/A
2009(5)	N/A	1.27%	1.02%	N/A

Class C Shares
2010	2.12%	1.90%	2.00%	2.69%
2010(2)	2.09%	N/A	N/A	N/A
2010(3)	N/A	1.91%	1.96%	N/A
2009(4)	2.90%	N/A	N/A	N/A
2009(5)	N/A	2.00%	2.13%	N/A

Class D Shares
2010	1.09%	0.93%	1.01%	1.87%
2010(6)	1.16%	0.93%	0.98%	N/A

Class I Shares
2010	0.96%	0.86%	0.90%	1.73%
2010(2)	1.08%	N/A	N/A	N/A
2010(3)	N/A	0.83%	0.85%	N/A
2009(4)	2.15%	N/A	N/A	N/A
2009(5)	N/A	0.81%	0.77%	N/A

Class L Shares
2010	N/A	1.03%	1.08%	N/A
2010(3)	N/A	1.02%	1.08%	N/A
2009	N/A	1.13%	1.10%	N/A
2008	N/A	1.04%	1.02%	N/A
2007	N/A	0.81%	0.97%	N/A
2006	N/A	0.89%	1.00%	N/A
2005	N/A	0.88%	0.96%	N/A

Class R Shares
2010	N/A	1.53%	1.60%	N/A
2010(3)	N/A	1.52%	1.57%	N/A
2009(5)	N/A	1.53%	1.54%	N/A

Class S Shares
2010	1.45%	1.28%	1.35%	2.20%
2010(2)	1.65%	N/A	N/A	N/A
2010(3)	N/A	1.27%	1.32%	N/A
2009(4)	2.32%	N/A	N/A	N/A
2009(5)	N/A	1.28%	1.29%	N/A

Class T Shares
2010	1.19%	1.03%	1.10%	1.96%
2010(2)	1.29%	N/A	N/A	N/A
2010(3)	N/A	1.03%	1.08%	N/A
2009(7)	4.70%	N/A	N/A	N/A
2009(8)	N/A	1.11%	1.11%	N/A
2008	N/A	1.07%	1.03%	N/A
2007	N/A	0.86%	1.01%	N/A
2006	N/A	0.93%	1.01%	N/A
2005	N/A	0.93%	0.97%	N/A

(1)	Period from July 30, 2010 (inception date) through December 31, 2010.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from December 31, 2008 (inception date) through July 31, 2009.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from February 16, 2010 (inception date) through June 30, 2010.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.
(8)	Period from November 1, 2008 through October 31, 2009.

98 | DECEMBER 31, 2010

7.	Capital Share Transactions

For the six-month period ended December
31, 2010 (unaudited), the eight- or eleven-month
fiscal period ended June 30, 2010 and the fiscal year	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
or period ended October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010(5)

Transactions in Fund Shares – Class A Shares:
Shares sold	16	140	67	10,429	18,745	8,635	5,653	3,466	575	370
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	37,761	N/A	N/A	538	N/A
Reinvested dividends and distributions	2	1	–	296	47	–	184	–	–	5
Shares repurchased	(99)	(62)	(3)	(8,660)	(7,584)	(4,492)	(1,413)	(364)	(85)	–
Net Increase/(Decrease) in Fund Shares	(81)	79	64	2,065	11,208	41,904	4,424	3,102	1,028	375
Shares Outstanding, Beginning of Period	143	64	–	53,112	41,904	–	4,130	1,028	–	–
Shares Outstanding, End of Period	62	143	64	55,177	53,112	41,904	8,554	4,130	1,028	375
Transactions in Fund Shares – Class C Shares:
Shares sold	45	80	50	1,589	3,257	1,597	165	1,024	214	338
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	5,297	N/A	N/A	111
Reinvested dividends and distributions	3	–	–	1	–	–	24	–	–	3
Shares repurchased	(12)	(14)	–	(921)	(885)	(385)	(221)	(53)	(6)	–
Net Increase/(Decrease) in Fund Shares	36	66	50	669	2,372	6,509	(32)	971	319	341
Shares Outstanding, Beginning of Period	116	50	–	8,881	6,509	–	1,290	319	–	–
Shares Outstanding, End of Period	152	116	50	9,550	8,881	6,509	1,258	1,290	319	341
Transactions in Fund Shares – Class D Shares:
Shares sold	176	237(6)	N/A	1,744	1,724(6)	N/A	173	1,196(6)	N/A	663
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	42,480(6)	N/A	N/A	2,830(6)	N/A	N/A
Reinvested dividends and distributions	10	–(6)	N/A	316	–(6)	N/A	101	–(6)	N/A	7
Shares repurchased	(40)	(26)(6)	N/A	(3,133)	(2,430)(6)	N/A	(430)	(287)(6)	N/A	(9)
Net Increase/(Decrease) in Fund Shares	146	211(6)	N/A	(1,073)	41,774(6)	N/A	(156)	3,739(6)	N/A	661
Shares Outstanding, Beginning of Period	211	–	N/A	41,774	–	N/A	3,739	–	N/A	–
Shares Outstanding, End of Period	357	211	N/A	40,701	41,774	N/A	3,583	3,739	N/A	661

Janus Value Funds | 99

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December
31, 2010 (unaudited), the eight- or eleven-month
fiscal period ended June 30, 2010 and the fiscal year	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
or period ended October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010(5)

Transactions in Fund Shares – Class I Shares:
Shares sold	925	3,652	2,866	27,854	62,067	18,921	30,559	18,819	11,739	505
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	52,515	N/A	N/A	497	N/A
Reinvested dividends and distributions	204	21	9	928	169	–	945	–	–	7
Shares repurchased	(278)	(286)	(284)	(16,483)	(13,034)	(4,080)	(4,580)	(5,570)	(105)	–
Net Increase/(Decrease) in Fund Shares	851	3,387	2,591	12,299	49,202	67,356	26,924	13,249	12,131	512
Shares Outstanding, Beginning of Period	5,978	2,591	–	116,558	67,356	–	25,380	12,131	–	–
Shares Outstanding, End of Period	6,829	5,978	2,591	128,857	116,558	67,356	52,304	25,380	12,131	512
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	N/A	270	2,515	6,973	1,274	2,971	14,737	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	(491)	51	1,280	544	–	4,056	N/A
Shares repurchased	N/A	N/A	N/A	23	(17,967)	(11,441)	(19,670)	(7,823)	(13,839)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(198)	(15,401)	(3,188)	(17,852)	(4,852)	4,954	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	3,226	18,627	21,815	30,998	35,850	30,896	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	3,028	3,226	18,627	13,146	30,998	35,850	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	2,059	2,573	1,181	793	931	39	N/A
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	2,983	N/A	N/A	171	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	22	–	–	26	–	–	N/A
Shares repurchased	N/A	N/A	N/A	(862)	(921)	(344)	(646)	(93)	(18)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	1,219	1,652	3,820	173	838	192	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	5,472	3,820	–	1,030	192	–	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	6,691	5,472	3,820	1,203	1,030	192	N/A

100 | DECEMBER 31, 2010

For the six-month period ended December
31, 2010 (unaudited), the eight- or eleven-month
fiscal period ended June 30, 2010 and the fiscal year	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
or period ended October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2010	2010(1)	2009(2)	2010	2010(3)	2009(4)	2010	2010(3)	2009(4)	2010(5)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	50	8,764	13,718	6,098	1,529	1,812	332	334
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	19,652	N/A	–	1,177	N/A
Reinvested dividends and distributions	2	–	–	188	25	–	100	–	–	4
Shares repurchased	–	–	–	(4,683)	(7,094)	(2,455)	(439)	(704)	(153)	–
Net Increase/(Decrease) in Fund Shares	2	–	50	4,269	6,649	23,295	1,190	1,108	1,356	338
Shares Outstanding, Beginning of Period	50	50	–	29,944	23,295	–	2,464	1,356	–	–
Shares Outstanding, End of Period	52	50	50	34,213	29,944	23,295	3,654	2,464	1,356	338
Transactions in Fund Shares – Class T Shares:
Shares sold	61	52	98*	40,928	79,480	182,232	11,712	30,496	18,146	361
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	(42,480)	N/A	N/A	(2,830)	N/A	N/A
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	139	N/A
Reinvested dividends and distributions	2	–	–	2,351	685	21,752	1,506	–	3,565	5
Shares repurchased	(13)	(1)	–	(60,008)	(71,403)	(122,827)	(7,694)	(13,206)	(15,988)	(4)
Net Increase/(Decrease) in Fund Shares	50	51	98*	(16,729)	(33,718)	81,157	5,524	14,460	5,862	362
Shares Outstanding, Beginning of Period	51	–	–	358,421	392,139	310,982	48,309	33,849	27,987	–
Shares Outstanding, End of Period	101	51	98*	341,692	358,421	392,139	53,833	48,309	33,849	362

*	Shares are not in thousands.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class L Shares and Class T Shares.
(5)	Period from July 30, 2010 (inception date) through December 31, 2010.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

Janus Value Funds | 101

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$29,868,636	$17,021,096	$–	$–
Perkins Mid Cap Value Fund	4,182,111,121	4,297,955,505	–	–
Perkins Small Cap Value Fund	854,352,516	703,996,092	–	–
Perkins Value Plus Income Fund	29,661,620	6,198,702	2,713,859	2,336,832

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund acquired all of the net assets of Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s Shares	Fund’s Net	Combined Net	Appreciation/
	Outstanding	Net Assets Prior	Issued in	Assets Prior to	Assets after	(Depreciation)
Fund	Prior to Merger	to Merger	Merger	Merger	Merger	Prior to Merger

Perkins Mid Cap Value Fund	138,163,103	$1,899,985,868	118,208,457	$6,489,618,981	$8,389,604,849	$(68,465,211)
Perkins Small Cap Value Fund	4,271,025	43,398,734	2,495,253	1,097,606,566	1,141,005,300	5,523,182

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on

102 | DECEMBER 31, 2010

behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 103

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of

104 | DECEMBER 31, 2010

their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

Janus Value Funds | 105

Additional Information (unaudited) (continued)

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

106 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010 for all Funds except Perkins Value Plus Income Fund, which are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon

Janus Value Funds | 107

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with

108 | DECEMBER 31, 2010

generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Value Funds | 109

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-226	125-24-93007 02-11

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.
(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	February 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	February 28, 2011

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	February 28, 2011